[HARTFORD LOGO]

     Annual Report
     December 31, 2002

     -  Manager Discussions
     -  Financials

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS
       Manager Discussions                                                     1

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets as of December 31, 2002:
            Hartford SmallCap Growth HLS Fund (formerly Fortis
             Aggressive Growth Series)                                        31
            Hartford Growth Opportunities HLS Fund (formerly Fortis
             Growth Stock Series)                                             34
            Hartford Capital Opportunities HLS Fund (formerly Fortis
             Capital Opportunities Series)                                    36
            Hartford LargeCap Growth HLS Fund (formerly Fortis LargeCap Growth
            Series)                                                           39
            Hartford MidCap Stock HLS Fund (formerly Fortis MidCap
             Stock Series)                                                    41
            Hartford Investors Growth HLS Fund (formerly Fortis
             Investors Growth Series)                                         44
            Hartford Blue Chip Stock II HLS Fund (formerly Fortis
             Blue Chip Stock Series II)                                       46
            Hartford Blue Chip Stock HLS Fund (formerly Fortis
             Blue Chip Stock Series)                                          48
            Hartford Value Opportunities HLS Fund (formerly Fortis
             Value Series)                                                    50
            Hartford SmallCap Value HLS Fund (formerly Fortis SmallCap Value
            Series)                                                           52
            Hartford Global Leaders HLS Fund                                  54
            Hartford International Stock HLS Fund (formerly Fortis
             International Stock Series)                                      56
            Hartford Growth and Income HLS Fund                               58
            Hartford Index HLS Fund                                           60
            Hartford American Leaders HLS Fund (formerly Fortis
             American Leaders Series)                                         66
            Hartford Global Equity HLS Fund (formerly Fortis Global
             Equity Series)                                                   68
            Hartford International Stock II HLS Fund (formerly Fortis
             International Stock Series II)                                   71
            Hartford Advisers HLS Fund                                        75
            Hartford High Yield HLS Fund                                      82
            Hartford Multisector Bond HLS Fund (formerly Fortis
             Multisector Bond Series)                                         90
            Hartford Bond HLS Fund                                            96
            Hartford U.S. Government Securities HLS Fund (formerly
             Fortis U.S. Government Securities Series)                       103
            Hartford Money Market HLS Fund                                   105
         Statement of Operations for the Year Ended December 31, 2002        108
         Statement of Changes in Net Assets for the Year Ended
           December 31, 2002                                                 112
         Statement of Changes in Net Assets for the Period Ended
           December 31, 2001                                                 116
         Notes to Financial Statements                                       120
         Financial Highlights                                                146
         Report of Independent Auditors                                      156
         Tax Information Notice (Unaudited)                                  157
         Boards of Directors and Officer Information (Unaudited)             158

         Shareholder Meeting Results (Unaudited)                             162
         Privacy Policy                                                      167

       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

   Hartford SmallCap Growth HLS Fund(3)                     Hartford International Stock HLS Fund
   Hartford Growth Opportunities HLS Fund(3)                Hartford Growth and Income HLS Fund(1,2)
   Hartford Capital Opportunities HLS Fund                  Hartford Index HLS Fund(2,5)
   Hartford LargeCap Growth HLS Fund                        Hartford American Leaders HLS Fund
   Hartford MidCap Stock HLS Fund                           Hartford Global Equity HLS Fund
   Hartford Investors Growth HLS Fund                       Hartford International Stock II HLS Fund
   Hartford Blue Chip Stock II HLS Fund                     Hartford Advisers HLS Fund(2,4)
   Hartford Blue Chip Stock HLS Fund                        Hartford High Yield HLS Fund(1,2)
   Hartford Value Opportunities HLS Fund(3)                 Hartford Multisector Bond HLS Fund
   Hartford SmallCap Value HLS Fund                         Hartford Bond HLS Fund(2,4)
   Hartford Global Leaders HLS Fund(1,2)                    Hartford U.S Government Securities HLS Fund(3)

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 30, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

(4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

(5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance.

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S & P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

S & P BARRA VALUE INDEX is an unmanaged capitalization weighted index of all the stocks in the S & P 500 that have low price-to-book ratios.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI FINANCIAL EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

MSCI EAFE - the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance; excluding the U.S. and Canada.

EAFE GDP - the Morgan Stanley Europe, Australia, Far East GDP Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

SSB BROAD MARKET EURO-PACIFIC <$2B INDEX takes the entire international universe of all stocks, and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry. This represents roughly the bottom 20% of the international equity market.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Hartford SmallCap Growth HLS Fund inception 5/2/1994
PERFORMANCE OVERVIEW 5/2/94 - 12/31/02
Growth of a $10,000 investment(3)

[LINE CHART]

- SMALLCAP GROWTH IA         --- RUSSELL 2000 GROWTH INDEX*
  $10,000 starting value         $10,000 starting value
  $17,018 ending value           $11,895 ending value

-- RUSSELL 2000
   $10,000 starting value
   $17,146 ending value

PORTFOLIO MANAGERS
DAVID J. ELLIOTT, CFA                         JAMES A. RULLO, CFA
Vice President                                Senior Vice President, Partner
Wellington Management Company, LLP            Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                         1 YEAR     5 YEARS    SINCE INCEPTION
SmallCap Growth IA       -28.83%    4.11%      6.32%
SmallCap Growth IB(3)    -26.51%    3.86%      6.06%

Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the Fund.

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund returned -28.83% for the 12 months ended December 31, 2002. The Fund outperformed both the Lipper Small Cap Growth VA-UF Average, which returned -30.82% and the Russell 2000 Growth Index, which returned -30.27% over the same period. The Fund underperformed the Russell 2000 Index, which returned -20.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund started out in 2002 with strong relative performance, but lost ground during the second quarter when investor concerns over issues of accounting transparency, corporate governance, and the pace of the economic recovery intensified. We found stock selection particularly challenging in this environment as these developments resulted in dramatic market reactions. We finished the second half of the year strongly as stock selection within information technology and health care contributed to outperformance. Among the most negative contributors to the Fund's performance for the year were audio and video electronics retailer Tweeter Home Entertainment Group, Inc. (retail), genomics tool provider Incyte Genomics, Inc. (research & testing facilities), and Stillwater Mining Co. (metal, minerals & mining). Among the most positive contributors were specialty medical products provider Polymedica Corp. (medical instruments & supplies), drug producer for diabetes and other metabolic disorders Amylin Pharmaceuticals, Inc. (research & testing facilities), and ITT Educational Services, Inc. (education), a provider of post-secondary education.

WHAT IS THE OUTLOOK FOR 2003?

We remain cautiously optimistic on the outlook for the U.S. economy. We are anticipating positive but below-trend GDP growth until 2004. We expect that business capital expenditures will be slow in recovering, muting growth for the technology sector. We are also looking for gradual improvements in the labor market. Within the Fund, we will continue to apply our systematic investment process, which combines fundamental bottom-up stock selection with a quantitative overlay to help us identify the companies with the most upside potential while maintaining our risk disciplines.

Hartford Growth Opportunities HLS Fund inception 3/24/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(3)

[LINE CHART]

- GROWTH OPPORTUNITIES IA    --- RUSSELL 3000 GROWTH INDEX*
  $10,000 starting value         $10,000 starting value
  $18,932 ending value           $18,413 ending value

-- S&P MIDCAP 400 INDEX
   $10,000 starting value
   $30,946 ending value

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Vice President
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR        5 YEARS      10 YEARS
Growth Opportunities IA        -27.65%        1.40%        6.59%
Growth Opportunities IB(3)     -22.65%        1.14%        6.33%

Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities Fund returned -27.65% for the 12 months ended December 31, 2002. The Fund outperformed the Russell 3000 Growth Index, which returned -28.04% over the same period. The Fund underperformed both the S&P MidCap 400 Index, which returned -14.51% and the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the twelve-month period the global growth environment remained fragile. Weak equity markets, high oil prices, and lingering uncertainty about the conflict with Iraq were all weighting on consumers and corporations. Bankruptcies and de-leveraging were restraining the economy as well, but they are part of the required healing process needed to generate stronger growth in the future.

The Fund's outperformance versus the Russell 3000 Growth Index resulted from a sector allocation rather than stock selection. The Fund's large overweight position in the consumer discretionary sector proved to be beneficial as it was one of the better performing sectors over the twelve-month period. The Fund's significant underweight positions in economically sensitive sectors such as financials also positively contributed to performance.

The top three contributors to the Fund's overall performance over this twelve-month period were Nextel Communications, Inc. (communications), Accenture Ltd., Class A (business services) and Pacific Sunwear of California, Inc. (retail), and three detractors were Cendant Corp. (business services), Sanmina-SCI Corp. (electronics) and Adelphia Communications Corp.
(communications).

WHAT IS YOUR OUTLOOK FOR 2003?

There has been a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. In the third quarter, real GDP grew by 3.2% versus a year ago and S&P 500 operating earnings rose 10%. We expect similar growth rates in 2003. The consumer has been the mainstay of growth, but is expected to moderate. Over the past few months, spending has been helped by record "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow moving jobs recovery, decelerating wage gains, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004.

Hartford Capital Opportunities HLS Fund inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/2000 - 12/31/2002
Growth of a $10,000 investment

[LINE CHART]

- HARTFORD CAPITAL OPPORTUNITIES IA        --- S&P 500 INDEX
  $10,000 starting value                       $10,000 starting value
  $4,800 ending value                          $6,422 ending value

PORTFOLIO MANAGERS
IRFAN ALI                                            KENNETH ENRIGHT
Senior Vice President                                Senior Vice President
MFS Investment Management                            MFS Investment Management

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                              1 YEAR       SINCE INCEPTION
Hartford Capital
Opportunities IA              -28.85%      -24.05%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Capital Opportunities HLS Fund returned -28.85% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 Index, which returned -22.10% and the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

NEW PORTFOLIO TEAM IN PLACE

In early October, MFS named Irfan Ali and Kenneth Enright portfolio managers of the portfolio. This new team combines the skills of two managers with distinct areas of expertise, blending the growth investment opportunities that Ali is finding with the value opportunities that Enright is uncovering. We believe this team will allow us to maintain a disciplined investment process with the goal of providing more consistent long-term performance.

The portfolio will remain a diversified multi-cap offering seeking the best investment opportunities across the equity market.

Enright and Ali will each manage a portion of the portfolio. Enright will utilize a disciplined value approach with an opportunistic focus on companies that are undergoing turnarounds or restructurings. Ali will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both have the flexibility to invest across market capitalizations.

A CHALLENGING INVESTMENT ENVIRONMENT

It has been a difficult year - despite the U.S. Federal Reserve's attempt to stimulate the economy. The market downturn during the period has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hit hard, as these areas suffered from significant excess capacity.

As we move forward, we expect to see a return to more historic market returns, where individual stockpicking becomes important. This is where, we believe, MFS' Original Research will make a difference.

Some of the largest detractors during the period were several underperforming holdings in the retail sector. In particular, BJ's Wholesale Club, Inc., which operates warehouse clubs, and Home Depot, Inc. (The), the world's largest home improvement retailer, both performed poorly.

Other detractors from performance included pharmaceutical company Wyeth, which was hurt by a Women's Health Initiative study that stated Wyeth's combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

GOOD NEWS TO REPORT

Positive contributors to performance during the period included strong stock selection and being overweight in the leisure sector, where many of our investments focused on advertising-sensitive media franchises. Clear Channel Communications, Inc. and Viacom, Inc., Class B both benefited from increased advertising spending.

Energy stocks, particularly those companies with any business in natural gas, also performed well because of increased demand and diminishing supply.

Individual securities that helped performance included Dell Computer Corp. (computers & office equipment) and Pharmacia Corp. (drugs). Dell performed well as it increased market share even though the industry remains mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

VALUE OPPORTUNITIES

We believe that opportunities exist in the financial services sector, particularly with companies such as Citigroup, Inc. (banks) and Morgan Stanley Dean Witter & Co. (financial services), because of low valuations (valuation is the stock's price relative to fundamental factors such as earnings and book value). Property and casualty insurance providers All-State Corp. (The) is also attractive to us for the same reason. Each of these businesses has become more efficient through cost-cutting measures and is well positioned to gain market share.

Utilities and communications is another sector with low valuations. One name in this area that has done very well is Verizon Communications, Inc., which has strong cash flows and a high dividend yield. AT&T Wireless Services, Inc., which has a superior brand name and a relatively strong balance sheet, also remains attractive to us.

GROWTH OPPORTUNITIES

Throughout 2002, we saw an increase in advertising rates as broadcast television, radio, and outdoor advertising benefited from the Olympics in the summer and the U.S. election in the fall. We expect this trend to continue in 2003, and Viacom, Inc. is one company that we like.

Health care is an area in which, historically, the portfolio has not been heavily invested, but its valuations have come down in the past year as concerns over patent expirations have already been reflected in lower share prices. We believe for select pharmaceutical names, long-term, visible and accelerating growth trends coupled with attractive valuations are compelling. As a result, we've increased positions in companies such as Pfizer, Inc. and Eli Lilly & Co.

WHAT IS THE OUTLOOK FOR 2003?

In the face of corporate spending and earnings projections that remain uncertain, we expect continued volatility in the near term. While we're not counting on a very strong or robust recovery, we do anticipate a modest improvement, which will present opportunities. Therefore, we believe that the portfolio's flexibility and research-driven stock selection process puts us in good position to spot and take advantage of these opportunities.

Hartford LargeCap Growth HLS Fund inception 5/1/1998
PERFORMANCE OVERVIEW 5/1/1998 - 12/31/02
Growth of a $10,000 investment

[LINE CHART]

- LARGE CAP GROWTH IA        --- S&P 500 INDEX
  $10,000 starting value         $10,000 starting value
  $7,267 ending value            $8,586 ending value

PORTFOLIO MANAGERS
JAMES G. REILLY                                 SYED J. HASNAIN
Executive Vice President                        Senior Vice President
Alliance Capital Management L.P.                Alliance Capital Management L.P.

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                              1 YEAR       SINCE INCEPTION
Large Cap Growth IA           -31.04%      -6.61%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Large Cap Growth HLS Fund returned -31.04% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 Index, which returned -22.10% and the Lipper Large Cap Growth VA-UF Average, which returned -28.65% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed the S&P 500 Index during the full year 2002 primarily due to unfavorable stock selection within the industrials sector, specifically with underperformance from our positions in Tyco International Ltd. (consumer non-durables), and to a lesser extent, General Electric Co. (electronics). The Portfolio's performance was negatively impacted by unfavorable stock selection in the consumer discretionary sector as well. Within this sector, positions which were notable underperformers were AOL Time Warner, Inc. (software & services), Home Depot, Inc. (The) (retail) and Kohl's Corp. (retail). Stock selection in the financial sector detracted from performance, specifically with Citigroup, Inc. (banks) and MBNA Corp. (banks) but the Portfolio's overweight in the sector positively impacted the Portfolio to offset this. Unfavorable stock selection in the information technology and telecommunication service sectors also negatively impacted the Portfolio as Intel Corp. (electronics), Nokia Corp., ADR (communications) and AT&T Wireless Services, Inc. (communications) underperformed. An underweight in the consumer staples sector also detracted from relative performance.

The Portfolio's overweight and favorable stock selection in the healthcare sector served relative performance well during the period as UnitedHealth Group, Inc. (insurance), Wellpoint Health Networks, Inc. (insurance) and Medtraonic, Inc. (medical instruments & supplies) posted solid performance during the period. An underweight in the utilities sector positively impacted the Portfolio.

WHAT IS THE OUTLOOK FOR 2003?

We are encouraged by the resiliency that the U.S. economy has displayed in the past two years in the face of significant events such as terrorism, equity market losses, corporate scandals, restrained European and Japanese economies and the looming prospects of war. We contend that monetary and fiscal policy have succeeded in constructing a solid foundation for improving economic growth as reflected by our internal forecast of 4% GDP growth for 2003. We continue to believe that trading at historically low levels versus value equities, and compared to the 40-year lows in bonds yields, growth equities in particular present a compelling opportunity for investors. The backdrop for businesses remains favorable after experiencing a major recessionary cleansing of capital spending, inventory, payroll, and aversion to risk-taking and borrowing positions. As companies seek to increase productivity and replenish depleted inventories, we believe resumption in businesses spending is imminent. One survey of over 300 CFOs from both public and private companies, (the CFO Outlook Survey), revealed that firms are planning to increase capital spending by an average of 4.8% in 2003, as opposed to expectations for a 5% decline a year ago. The uncertainty of terrorism and the risk of war should continue to overhang investor sentiment but we would contend that to some extent this has already been discounted into the market. Conversely, a quick resolution of the situation in Iraq could produce an immediate positive impact on U.S. equities. Investors' education and experience with corporate scandals in the past year will likely force more accurate accounting practices and an overall higher quality of earnings. Recent federal legislation and initiatives by the SEC will likely join the improving economy to complete the process of restoration in investor confidence.

As we enter the New Year, we feel the Portfolios are well positioned to respond to the economic and market projections discussed above. The defensive growth positions where we are focussed represent an appropriate marriage with the aggressive growth names in the Portfolio. We remain cautious in the technology sector, and continue to look for opportunities to preposition our holdings for a more substantial upturn in IT spending which we are looking for towards the middle to latter half of this year.

Although they largely did not serve as the beneficiary of the recent technology rally, we are maintaining our conviction in the highest quality technology companies which our research concludes exhibit solid fundamentals-consistent with our investing philosophy. While we do not believe the consumer will decline precipitously from here, we remain attentive to the cautious signals the consumer is presenting and we remain focussed on stock-specific names where we have conviction in their market dominance and management. We remain overweight in the financial sector, particularly in the brokers, which we believe are well poised to benefit from an investment banking and capital markets recovery. Above all, we are remaining true to our Favored 25 discipline, which has produced a distinguished 25-year track record, outperforming both the S&P 500 and growth benchmarks. We continue to believe in a process which takes advantage of Alliance's greatest strengths-a long-tenured portfolio management team, working within a unique communicative atmosphere, balancing a group decision-making process with individual initiative and supported by Alliance Capital's firmwide performance-oriented research.

Hartford MidCapStock HLS Fund inception 5/1/1998
PERFORMANCE OVERVIEW 5/1/1998 - 12/31/2002
Growth of a $10,000 investment

[LINE CHART]

- MID CAP STOCK IA           --- S&P 400 INDEX
  $10,000 starting value         $10,000 starting value
  $9,761 ending value            $12,074 ending value

PORTFOLIO MANAGER
JOHN R. O'TOOLE, CFA
Vice President
The Dreyfus Corporation

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Mid Cap Stock IA               -13.06%     -0.52%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Mid Cap Stock HLS Fund returned -13.06% for the 12 months ended December 31, 2002. The Fund outperformed both the S&P 400 MidCap Index, which returned -14.49% and the Lipper Mid Cap Core VA-UF Average, which returned -17.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the year, the broad market indices were negative and endured double-digit losses despite solid performance in the fourth quarter. Within this negative equity market environment, midcap stocks were down less than larger capitalization issues, with the S&P Mid Cap 400 Index outperforming the S&P 500 by over 700 basis points.

Based upon direction from our blended valuation process, the portfolio benefited from our slight tilt toward value type issues and less exposure to more growth oriented holdings. This strategy worked well in 2002, as value generally outperformed growth. We were also rewarded by our stock selection among health care and technology related issues.

A common theme among our most successful holdings was visible earnings growth along with a reasonable valuation. Within the health care sector, the portfolio benefited from our underweight to certain biotechnology related issues, along with a special emphasis on owning medical insurance providers. Our underweighting of benchmark biotechnology issues such as Millennium Pharmaceuticals, Inc. (drugs) and Sepracor, Inc. (drugs) was beneficial, as both issues were down over 60% during the year. These types of issues did not look attractive to us, as investors appeared to be focusing on current earnings, and giving less value to future earnings growth. Both of these firms have intriguing potential, but no current earnings. The portfolio benefited from owning medical insurance providers such as Oxford Health Plans, Inc. (insurance) and Health Net, Inc. (insurance), both of which provided returns of over 20% during the year. These firms witnessed strong pricing and demand trends for their products. Among our technology holdings, Garmin Ltd. (aerospace & defense) and Flir Systems, Inc. (electrical equipment) were outstanding performers. Garmin is an industry leader in the design and manufacturing of global positioning systems
(GPS), and saw strong sales trends as its products gained further consumer acceptance. Flir Systems manufactures scanning and surveillance equipment, and has seen demand for its products grow from both commercial and military sources. A number of our financial services holdings, especially among midcap banks and savings institutions, also contributed to the portfolio's positive relative performance. Holdings such as Doral Financial Corp. (banks), Compass Bancshares, Inc. (banks), and GreenPoint Financial Corp. (banks) were all positive contributors to return. These midcap financial institutions tend to focus on traditional consumer-oriented banking services, with little if any exposure to the large corporate market. This consumer focus along with a benign interest rate environment had a positive earnings impact on these holdings.

WHAT IS THE OUTLOOK FOR 2003?

As we enter 2003, the portfolio remains capitalization and sector neutral relative to the S&P MidCap 400 Index. We remain convinced that the midcap sector of the equity market offers attractive investment opportunities. Over the second half of 2002, we saw the market begin to modestly focus on growth type companies for the first time in almost three years. Our challenge remains to be aware of this possible shift in investor sentiment, and move the portfolio as appropriate and within our risk tolerance, to reflect any change in equity market leadership.

Hartford Investors Growth HLS Fund inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/2000 - 12/31/2002
Growth of a $10,000 investment

[LINE CHART]

- INVESTORS GROWTH IA        --- S&P 500 INDEX
  $10,000 starting value         $10,000 starting value
  $4,866 ending value            $6,422 ending value

PORTFOLIO MANAGER
STEPHEN PESEK
Senior Vice President
MFS Investment Management

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Investors Growth IA            -28.00%     -23.66%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Investors Growth HLS Fund returned -28.00% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Large-Cap Growth VA-UF Average, which returned -28.65% over the same period. The Fund underperformed the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

A DIFFICULT ENVIRONMENT FOR GROWTH STOCKS

After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high-profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the final quarter of the period, largely as a result of moderately improving earnings news.

The period as a whole was very difficult for growth stocks. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

AREAS OF STRENGTH

Several of our better-performing holdings were in the leisure and health care sectors. Firming demand for advertising in the latter part of the period bolstered leisure holdings such as Viacom, Inc., Class B (media & entertainment) and Clear Channel Communications, Inc. (media & entertainment). In the health care sector, a powerful new drug launch propelled Forest Laboratoris, Inc. (drugs). Managed care provider UnitedHealth Group, Inc. (insurance) also performed well while we held the stock, as price increases outstripped medical cost trends. Late in the period, we sold out of our position and took some profits.

DETRACTORS FROM PERFORMANCE

Although our health care holdings overall did well, we had some disappointments in the group. Intensifying competition in some of its key product areas kept Baxter International, Inc. (medical instruments & supplies) from hitting its growth targets. Late in the period we sold Baxter out of the portfolio. Holdings in biotechnology concern Genzyme Corp. (drugs) also hurt results, as that company spent much of the year working down excess inventories of its kidney drug Renagel.

Tyco International Ltd. (consumer non-durables), our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct -- caused Tyco's stock to drop precipitously.

WHAT IS THE OUTLOOK FOR 2003?

As of the end of December, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. In that environment, we don't think any particular sectors will emerge as clear leaders, and we believe the opportunities will tend to be more stock-specific. That has led us to a portfolio of stocks that we feel is well diversified across industries as well as issuers.

HARTFORD BLUE CHIP STOCK II HLS FUND inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/2000 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

- BLUE CHIP STOCK II IA           --- S&P 500 INDEX
  $10,000 starting value              $10,000 starting value
  $ 5,047 ending value                $ 6,422 ending value

PORTFOLIO MANAGERS
MONIKA H. DEGAN, CFA                                JONATHAN C. SCHOOLAR, CFA
Senior Portfolio Manager                            Senior Portfolio Manager
AIM                                                 AIM

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Blue Chip Stock II IA          -26.05%         -22.60%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock II HLS Fund returned -26.05% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 Index, which returned -22.10% and the Lipper Large Cap Care VA-UF Average, which returned -23.45% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's under performance relative to its benchmark was largely due to stock selection in the industrials and financials sectors. A slight overweight position in the information technology sector also had a negative impact on performance relative to the Russell 1000, as market-leading companies remained under pressure. The semiconductor industry within this sector performed the worst during the year. Strong stock selection and an underweight position in telecom services was the largest positive contributor to relative performance, followed by an underweight position in utilities. Another factor impacting the relative performance of this fund was its heavy exposure to large cap stocks, which were out of favor in comparison to small and mid cap stocks during the first part of the year. In addition, growth stocks remained out of favor in 2002,as value stocks strongly outperformed them for the entire year.

WHAT IS THE OUTLOOK FOR 2003?

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the new year. Fund managers continue to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor.

HARTFORD BLUE CHIP STOCK HLS FUND inception 5/1/1996
PERFORMANCE OVERVIEW 5/1/1996 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

- BLUE CHIP STOCK IA             --- S&P 500 INDEX
  $10,000 starting value             $10,000 starting value
  $14,304 ending value               $14,515 ending value

PORTFOLIO MANAGER

LARRY J. PUGLIA, CFA, CFP
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

INVESTMENT ADVISORY COMMITTEE

HENRY M. ELLENBOGEN                   KRIS H. JENNER, M.D., D. PHIL           ROBERT W. SHARPS, CFA, CFP
Vice President and Research Analyst   Vice President and Portfolio Manager    Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.        T. Rowe Price Associates, Inc.          T. Rowe Price Associates, Inc.

ROBERT N. GENSLER                     CHRISTOPHER R. LEONARD, CFA             ROBERT W. SMITH
Vice President and Portfolio Manager  Vice President and Research Analyst     Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.        T. Rowe Price Associates, Inc.          T. Rowe Price Associates, Inc.
                                                                              T. Rowe Price International
                                      TIMOTHY E. PARKER
                                      Research Analyst
                                      T. Rowe Price Associates, Inc.

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                          1 YEAR     5 YEAR    SINCE INCEPTION
Blue Chip Stock IA        -24.40%    -0.63%    5.51%

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock HLS Fund returned -24.40% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Large Cap Growth VA-UF Average, which returned -28.65% over the same time period. The Fund underperformed the S&P 500 Index, which returned -22.10% over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

We continued to pay special attention to earnings prospects and were disappointed that many companies generating durable, sustainable earnings growth performed poorly in 2002. Investors remained skeptical of large, complex companies even those that have strong long-term growth records and prospects.

We added to Vodafone Group PLC, ADR (communications) throughout the year, its strong balance sheet and cash flow allowed it to outperform most other companies in the sector. AT&T Corp. (communications) and Nextel Communications, Inc., Class A (communications) were more moderately sized positions initiated during 2002, and both were very strong second-half performers. Clear Channel Communications, Inc. (media & entertainment), Omnicom Group, Inc. (business services), and Viacom, Inc., Class B (media & entertainment) have been long-term media holdings that have faced challenges in the slowing economy.

We were disappointed that health care stocks did not perform better given their continued strong earnings growth. Pfizer, Inc. (drugs) and Wyeth (drugs) disappointed amid patent challenges and issues around new drugs. However, UnitedHealth Group, Inc. (insurance) and WellPoint Health Networks, Inc. (insurance) were top performers and solid contributors.

The portfolio's 12-months decline largely reflects the difficult environment for investing in large-cap growth stocks. For the year, results lagged the broad S&P 500 and bested the Lipper benchmark. Global stock markets continued to be mired in one of the most prolonged bear markets on record. Concerns about economic growth, accounting integrity, and global terrorism have stymied investor confidence.

WHAT IS THE OUTLOOK FOR 2003?

We believe that progress made in solving global conflicts could coincide with a gradual improvement in consumer confidence and business spending. The resulting increase in demand could produce strong profit growth for large-cap growth stocks.

HARTFORD VALUE OPPORTUNITIES HLS FUND inception 5/1/1996
PERFORMANCE OVERVIEW 5/1/96 - 12/31/02
Growth of a $10,000 investment(3)

[LINE GRAPH]

-  VALUE OPPORTUNITIES IA     --- RUSSELL 3000 VALUE INDEX*
   $10,000 starting value         $10,000 starting value
   $14,455 ending value           $16,385 ending value

-- S&P BARRA VALUE INDEX
   $10,000 starting value
   $14,138 ending value

PORTFOLIO MANAGERS
JAMES H. AVERILL                            JAMES N. MORDY                                DAVID R. FASSNACHT, CFA
Senior Vice President, Partner              Senior Vice President, Partner                Senior Vice President, Partner
Wellington Management Company, LLP          Wellington Management Company, LLP            Wellington Management Company, LLP




AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                         1 YEAR        5 YEARS      SINCE INCEPTION
Value Opportunities 1A   -24.95%       0.70%         5.68%
Value Opportunities 1B*  -19.74%       0.45%         5.42%



Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund returned -24.95% for the 12 months ended December 31, 2002. The Fund underperformed both the Russell 3000 Value Index, which returned -15.19% and the S&P Barra Value Index, which returned -20.85%, as well as, the Lipper Multi Cap Value VA-UF average, which returned -18.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Hartford Value Opportunities HLS Fund underperformed during the 12-month period primarily due to stock selection in the telecommunication services and consumer discretionary sectors. Driving these sectors' poor results were positions in Adelphia Communications Corp. (communications) and Worldcom, Inc. (communications), which were the Fund's greatest detractors from relative performance. However, strong stock selection in health care and financials helped offset some of the drag from the detractors. The Fund's top contributors to performance were global reinsurance and insurance provider RenaissanceRe Holdings Ltd. (insurance), national discount retailer Ross Stores, Inc. (retail), and commercial insurer and asset management provider St Paul Cos., Inc. (The) (insurance). As of the end of December, the Fund's largest overweight positions are in consumer discretionary and health care, and the largest underweight is in consumer staples.

WHAT IS THE OUTLOOK FOR 2003?

There has been a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. The consumer has been the mainstay of growth, but is expected to moderate. Over the past few months, spending has been helped by a record number of "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow moving jobs recovery, decelerating wage gains, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004. For the moment, a sluggish consumer will be partially offset by a modest recovery in capital equipment spending. A combination of better profits and slowly improving corporate balance sheets should lead to positive investment spending in 2003, after two consecutive years of decline. Still, overcapacity and corporate de-leveraging will limit the rebound.

HARTFORD SMALLCAP VALUE HLS FUND inception 5/1/1998
PERFORMANCE OVERVIEW 5/1/1998 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

- SMALLCAP VALUE IA              --- RUSSELL 2000 INDEX
  $10,000 starting value             $10,000 starting value
  $14,212 ending value               $10,500 ending value

PORTFOLIO MANAGERS
BOB PERKINS                                TOM PERKINS
President and Chief Investment Officer     Partner
Perkins, Wolf, McDonnell & Company         Perkins, Wolf, McDonnell & Company

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
SmallCap Value IA              -15.17%          7.82%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford SmallCap Value HLS Fund returned -15.17% for the 12 months ended December 31, 2002. The Fund underperformed both the Russell 2000 Index, which returned -11.42% and the Lipper SmallCap Value VA-UF Average, which returned -13.64% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweight position in technology relative to its benchmark held back performance during the period. We still feel these companies are financially sound and continue to be undervalued relative to their secular growth rates. However, these companies turned in weak results during the year as technology capital expenditures have not returned in full force. Nonetheless we are encouraged by the improvements we saw within this group during the fourth quarter as investors came to realize that many of these stocks are oversold.

The health care sector was also a negative during the year, pressured by individual company disappointments and concerns about reimbursement trends in a deficit-conscious Congress. Our overweight position in this sector compared to the benchmark consequently worked against us. That said, we think the health care group has above-average long-term growth prospects, and we therefore are taking advantage of attractive buying opportunities when they present themselves.

Meanwhile, energy stocks helped support our results. Shares in a number of our holdings bounced nicely from their October lows and came close to our near-term price targets. As a result, we trimmed our positions in those stocks and used the proceeds to diversify our energy weighting.

WHAT IS YOUR OUTLOOK FOR 2003?

We are still cautious about the future. In general, it seems there is still a lot of overcapacity in most businesses, and capital expenditure estimates are still relatively low, resulting in limited pricing power. However, the economy appears to be recovering, and Washington seems to be focused on pro-business initiatives. By concentrating on those undervalued companies whose long-term health is not in question, we will seek to capitalize on opportunities that benefit from these trends.

HARTFORD GLOBAL LEADERS HLS FUND inception 9/30/1998
PERFORMANCE OVERVIEW 9/30/98 - 12/31/02
Growth of a $10,000 investment(1)

[LINE GRAPH]

- GLOBAL LEADERS IA              --- MSCI WORLD INDEX
  $10,000 starting value             $10,000 starting value
  $12,375 ending value               $8,886 ending value

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Global Leaders IA              -19.51%          5.14%
Global Leaders IB              -19.70%          4.94%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund returned -19.51% for the 12 months ended December 31, 2002. The Fund outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned -19.56% over the same time period. The Fund underperformed the Lipper Global Funds VA-UF Average, which returned -18.36% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

This was a difficult year for global equities, particularly those with a growth bias such as the "global leaders" in which this Fund invests. The market continues to be volatile and unforgiving, punishing those companies that miss widely disseminated sales or earnings targets. While we missed many disasters during 2002, our growth focus resulted in an overweight position in technology, which performed poorly, and underweight positions in utilities and consumer staples, which performed relatively well. The Fund's stock selection in technology was excellent, however, adding value with holdings such as Nortel Networks Corp. (communications), SAP AG (software & services), and STMicroelectronics N.V. (electronics). On the negative side, the Fund was hurt by the poor performance of several of our Financial companies, including American Express Co. (banks) and ING Group N.V. (insurance). Successful stock picking continues to be the primary focus of the market as well as of our process, with our sector and country weights being a residual result of where we find the best opportunities. As of year-end the Fund was most overweight in technology and most underweight in the Financial sector. The Fund's year-end U.S. weight was 51%.

WHAT IS THE OUTLOOK FOR THE 2003?

2002 marks the third consecutive down year, only the sixth time in U.S. history that this has happened. Clearly, we are now closer to the bottom of the market than the top. With the bubble now burst, valuations globally are in line with growth prospects. For these reasons, we are optimistic about the future. Going forward, while market volatility continues, stock picking is critical, playing right into our style and process. Moreover, global leaders tend to perform better during these periods due to their global dominance. We have confidence in our ability to achieve superior returns in such an environment.

HARTFORD INTERNATIONAL STOCK HLS FUND inception 1/3/1995
PERFORMANCE OVERVIEW 1/3/1995 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

- INTERNATIONAL STOCK IA         --- MSCI EAFE INDEX
  $10,000 starting value             $10,000 starting value
  $13,015 ending value               $11,029 ending value

PORTFOLIO MANAGERS
HERBERT W. GULLQUIST                          JOHN R. REINSBERG
Chief Investment Officer                      Managing Director
Lazard Asset Management, LLC                  Lazard Asset Management, LLC

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                          1 YEAR    5 YEAR      SINCE INCEPTION
International Stock IA    -9.74%    -2.27%           3.35%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford International Stock HLS Fund returned -9.74% for the 12 months ended December 31, 2002. The Fund outperformed both the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE), which returned -15.65% and the Lipper International VA-UF Average, which returned -16.54% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Confounding the expectations of most market participants, international stocks declined for the third consecutive year in 2002, with the MSCI EAFE(R) Index falling about 15% but outperforming U.S. stocks. Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. European markets suffered additional setbacks triggered by massive floods and the fact that insurers were forced to sell equities in an attempt to strengthen their balance sheets. The decline was very broad-based, both regionally and on a sector basis: European markets were very hard hit in local currency terms, but returns to the U.S.Dollar-based investor were buoyed by the rise in the euro. Japanese stocks outperformed, but still suffered double-digit declines. The technology and telecom sector continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. While no market sectors were completely spared, economically defensive sectors such as consumer staples did manage to outperform the market.

The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid October. This fourth-quarter rally was led by those groups that were weakest earlier in the year (including technology and telecom stocks, as well as European insurers); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.

Lazard's International Equity portfolios defended well in the decline, falling less than the overall market for the year, although unable to avoid weakness entirely. Technology holdings were weak, as the anticipated rebound in demand for IT products has yet to materialize. However, our technology holdings did decline less than those in the index due to our focus on companies with strong competitive positions. The portfolios' consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. For instance, Spanish tobacco maker Altadis S.A. (food, beverage & tobacco, spain) rose strongly, due to its defensive qualities as well as its attractive valuation versus major global tobacco competitors. In addition, Unilever PLC (food, beverage & tobacco, united kingdom) performed well as its restructuring initiatives have proven effective in increasing profitability. While this defensive sector has outperformed throughout this bear market, valuations remain attractive: the group's earnings have been resilient while in most other sectors earnings have declined dramatically. The portfolios also benefited from strong stock selection in energy, primarily driven by gains in ENI S.p.A. (energy & services, italy), the Italian energy company. ENI has improved returns by exiting non-core businesses and benefited from its very attractive valuation versus its larger energy peers. The portfolios also benefited from selected investments in the hard-hit telecommunications sector. For instance, Dutch telecommunications provider Koninklijke KPN N.V. (communications, netherlands) rose as it has aggressively reduced capital expenditures to boost free cash flow and reduce debt. However, stock selection in utilities was hurt by weakness in Spanish utility Endesa S.A. (utilities, spain). While utilities generally hold up well in declining markets, Endesa was hurt by the economic turmoil in Latin America, where the company has substantial investments, as well as regulatory uncertainty in their core Spanish electricity business.

WHAT IS THE OUTLOOK FOR 2003?

Identifying market bottoms has historically proven to be a failed strategy; nonetheless, we are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. Fortunately, the market weakness has created many buying opportunities for disciplined investors, and we continue to seek to identify attractive relative value opportunities. During the year, we were able to buy companies with long histories of high financial productivity at very attractive valuations amid market volatility. Lazard will continue to focus on high-quality companies capable of generating strong returns for investors in a variety of economic environments.

HARTFORD GROWTH AND INCOME HLS FUND inception 5/29/1998
PERFORMANCE OVERVIEW 5/29/98 - 12/31/02
Growth of a $10,000 investment(1)

[LINE GRAPH]

- GROWTH AND INCOME IA           --- S&P 500 INDEX
  $10,000 starting value             $10,000 starting value
  $ 9,484 ending value               $ 8,586 ending value

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Growth and Income IA           -24.65%          -1.15%
Growth and Income IB           -24.85%          -1.36%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund returned -24.65% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 Index, which returned -22.10% and the Lipper Large Cap Core VA-UF Average, which returned -23.45% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2002 was a very disappointing year for equity investors. The S&P 500 fell for the third straight year as a multitude of real or perceived problems led investors to abandon equities and seek shelter in cash, fixed income securities, real estate and even gold. The economic recovery that was supposed to materialize in 2002, driven by lower interest rates, government spending and a resilient consumer, never translated into strong corporate profit performance.

The Fund underperformed during the period primarily due to stock selection in the consumer discretionary, industrials and consumer staples sectors. An overweight position in Tyco International Ltd. (consumer non-durables) accounted for approximately half of the Fund's underperformance relative to the Index during the period. Additionally, the Fund's exposure to General Electric Co. (electronics), Intel, Inc. (software & services), WorldCom, Inc. (communications), Safeway, Inc. (consumer non-durables) and Home Depot, Inc.
(The) (retail) also negatively impacted performance. Despite these detractors, we had some successes particularly with Lockheed Martin Corp. (metals, minerals & mining), Proctor & Gamble Co. (The) (consumer non-durables) and Qwest Communications International, Inc. (communications).

WHAT IS YOUR OUTLOOK FOR 2003?

We expect that the strengthening of the U.S. economy will continue in 2003. While the consumer has been the mainstay of growth due in part to high levels of mortgage refinancing, we believe spending will moderate amid slow employment growth, decelerating wage gains, geopolitical concerns, and higher oil prices. However, a sluggish consumer will be partially offset by a modest recovery in capital equipment spending. In addition, a war with Iraq appears increasingly likely, and while we expect quick resolution from a military perspective, the outcome is fraught with uncertainty from a political and economic perspective.

HARTFORD INDEX HLS FUND INCEPTION 5/1/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(5)

[LINE GRAPH]

- INDEX IA                       --- S&P 500 INDEX
  $10,000 starting value             $10,000 starting value
  $23,123 ending value               $24,409 ending value

PORTFOLIO MANAGER
RODGER METZGER
Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                 1 YEAR        5 YEARS      10 YEARS
Index IA         -22.45%       -1.03%         8.74%
Index IB(5)      -22.63%       -1.24%         8.49%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund returned -22.45% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 index, which returned -22.10% and the Lipper S&P 500 Index Objective VA-UF Average, which returned -22.43% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund tracked the S&P 500 index for the year. The slight difference was due to the volatility associated with futures trading and the commissions paid for trading securities.

WHAT IS YOUR OUTLOOK FOR 2003?

The big question for 2003 concerns the economy and whether its recovery continues. The majority of the spending thus far has been done by the consumer. Because they have not curtailed their spending during the recession, there is little pent up demand which typically drives up the economy during the first phase of the recovery. This in turn has placed companies in a bind: unsure of consumers spending levels for the year, companies have been unwilling to increase capital expenditures. Without corporate spending, the economy will find it very difficult to continue its recovery. While the federal government will do its part (deficit spending will be with us for the next several years), how much of this will be offset by increased taxes and reduced services at the state and local level will remain to be seen. A wild card is the Iraq situation and its impact on overall investor confidence.

Flows into the equity market should come from the corporate side, underfunded pension plans and reallocation of existing assets from bonds to stocks should provide a backstop against large retail mutual fund outflows. Our expectation for the year is one of modest gains as the economy recovers. By the end of 2003 as people forecast 2004 economic activity, the equity market should be in better shape.

HARTFORD AMERICAN LEADERS HLS FUND inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/2000 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

-AMERICAN LEADERS IA         ---S&P BARRA VALUE INDEX
 $10,000 starting value         $10,000 starting value
 $8,106 ending value            $7,444 ending value

PORTFOLIO MANAGERS
MICHAEL P. DONNELLY, CFA                    KEVIN R. MCCLOSKEY, CFA
Senior Vice President                       Vice President
Federated Investment Management Company     Federated Investment Management Company

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
American Leaders IA            -19.91%         -7.57%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford American Leaders HLS Fund returned -19.91% for the 12 months ended December 31, 2002. The Fund outperformed both the S&P/Barra Value Index, which returned -20.87% and the S&P 500 Index, which returned -22.10% over the same period. The Fund underperformed the Lipper Multi Cap Value VA-UF Average, which returned -18.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The 12-month period ended December 31 finished the third consecutive year of negative returns for the Dow Jones Industrial Average (Dow), the S&P 500 Index (S&P 500), and the NAS-DAQ composite index (NASDAQ). From its peak on March 24, 2000 through October 9, 2002, the S&P 500 lost 49.1% of its value. Declines of this magnitude and duration were last seen during the bear market of 1973-74 in which the S&P 500 fell 49% from peak to trough. Market breadth in 2002 was negative as all ten S&P 500 economic sectors generated negative returns. The worst performing sectors of the market in the past year were information technology (down 37%), telecommunication services (down 34%), and utilities (down 30%). Economic weakness and severe overcapacity were the primary drivers for losses in all three sectors. The best performing sectors were consumer staples (down 4%), materials (down 5%), and energy (down 11%). Oil and gas prices rose dramatically during 2002 due to the threat of military action in Iraq, which aided energy stocks. Pessimism over the quality of corporate profits also weighed on the markets as investors were deluged with a number of high-profile accounting and corporate governance scandals. In 2002, both Global Crossing and WorldCom sought Chapter 11 bankruptcy protection; a bitter pill for two companies whose combined market capitalization once totaled $240 billion. Small- and mid-cap investment strategies outperformed large-cap strategies over the past twelve months. Value portfolios outperformed growth portfolios for the third year in a row as investors sought companies with low market expectations to ride out the storm.

Positive influences on performance relative to the S&P/Barra Value Index during 2002 included underweight positions and favorable security selection in telecommunication services and utilities (Entergy Corp. (utilities) up 20%, FPL Group, Inc. (utilities) up 11%, Cinergy Corp. (utilities) up 7%) and an overweight position and favorable security selection in consumer staples (General Mills, Inc. (food, beverage & tobacco) up 15%, Anheuser-Busch Cos., Inc. (food, beverage & tobacco) up 15%, Sara Lee Corp. (food, beverage & tobacco) up 4%). Other positive influences on relative performance included favorable security selection in information technology (Compaq (computers & office equipment) up 13%, Storage Technology Corp. (computers & office equipment) up 4%, Lexmark International, Inc. (computers & office equipment) Up 3%).

Negative influences on relative performance during the year included unfavorable security selection in industrials (Tyco International Ltd. (consumer non-durables) down 71%, Cendant Corp. (business services) down 47%, Waste Management, Inc. (utilities) down 28%), healthcare (HEALTH SOUTH Corp. (health services) down 72%, CIGNA Corp. (insurance) down 55%, Bristol-Myers Squibb Co. (drugs) down 52%), and energy (Marathon Oil Corp. (energy & services) down 26%, Diamond Offshore Drilling, Inc. (energy & services) down 23%, ChevronTexaco Corp. (energy & services) down 23%).

WHAT IS THE OUTLOOK FOR 2003?

The decline in the equity markets during the past twelve months left no stone unturned, as both high- and low-quality stocks fell with equal vigor. Themes emerging from our valuation disciplines continue to be healthcare and consumer discretionary companies, and we have emphasized healthcare names in the portfolio as a result. We continue to underweight the information technology sector due to unappealing valuations and the continued weakness in corporate capital spending. Within information technology, we have emphasized leading companies with historical support for valuation levels. Within Financials, our valuation disciplines have emphasized life insurance companies and specialty financials, as their performance has lagged given their sensitivity to equity markets and consumer lending. Our strategy for the next year remains unchanged. We will utilize our valuation disciplines to identify undervalued leading companies for addition to the portfolio and seek to eliminate names that are overvalued or have deteriorating fundamentals.

Hartford Global Equity HLS Fund inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/2000 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

-  GLOBAL EQUITY IA                       ---  MSCI WORLD INDEX
   $10,000 starting value                      $10,000 starting value
   $7,451 ending value                         $6,195 ending value

PORTFOLIO MANAGER
DAVID R. MANNHEIM
Senior Vice President and Director of Core Portfolio Management
MFS Investment Management

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION

Global Equity IA               -11.80%     -10.44%

Please see page 1 for important additional information including inception dates and expenses.

 HOW DID THE FUND PERFORM?

Hartford Global Equity HLS Fund returned -11.80% for the 12 months ended December 31, 2002. The Fund outperformed both the Morgan Stanley Capital International (MSCI) World Index, which returned -19.55% and the Lipper Global VA-UF Average, which returned -18.36% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

A DIFFICULT MARKET ENVIRONMENT

The period began on an upbeat note but, in the end, proved quite challenging.
A global market rally that began in the fourth quarter of 2001 continued into early 2002. By late winter of 2002,however, we saw the beginning of a strong downdraft that lasted for much of the year. The major factor, in our view,was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell around the globe, and stock prices followed them downward. Additional factors such as international tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the final quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings,while not robust, had at least not been disappointing. For the period overall,however, most equity market indices still showed double-digit declines.

SECTOR WEIGHTINGS AND STOCK SELECTION HELPED PERFORMANCE

While the portfolio did not escape the global downturn, sector weightings and stock selection did help us outperform the market, as measured by our benchmark. Results were helped by our over- weighted positions in sectors that declined less than the overall market, including basic materials, health care, and consumer staples. The latter sector comprised some of the fund's better-performing holdings, such as Reckitt Benckiser PLC (consumer non-durables), the world's largest maker of household cleaning products.

In addition, the fund benefited by being underweighted in technology, one of the worst performing sectors over the period. We also benefited from strong stock selection within technology: holdings such as printer manufacturer Canon, Inc. (computers & office equipment) performed better than the majority of technology firms.

TELECOMM POSITIONS DETRACTED FROM PERFORMANCE

Telecommunications holdings were an area that hurt performance, as the industry continued to suffer globally from overcapacity that drove prices down. Individual positions in other sectors also detracted from results, including Charter Communications (media & entertainment), a cable firm that had accounting issues, and Wyeth (drugs), a pharmaceutical company whose stock declined on bad news about one of its female hormone replacement drugs. Both stocks were sold out of the portfolio over the period.

WHAT IS THE OUTLOOK FOR 2003?

AREAS OF OPPORTUNITY

Looking ahead, media and health care are two areas where we see increasing opportunity. Advertising spending, which had fallen off sharply in the recession, began to strengthen over the period, benefiting advertising-sensitive media firms such as newspapers and broadcasters.

In the health care sector, valuations have been beaten down by factors that we think may be short term, including a large volume of drugs going off patent and, in the United States, an apparent slowdown in government approvals of new drugs. In the longer term, we think health care is still a growth area, especially considering the aging of the global population.

LOOKING AHEAD

At the end of the period, the outlook for corporate profits and earnings seemed very murky to us and to many market watchers; we would not venture to predict whether the next several months may bring a further market downturn or a recovery.

As always, we have tried to position the portfolio for the next several years, rather than trying to profit from short-term events. In the longer term, we think sustainable corporate earnings growth will revert to its historical norm, roughly in the high single digits. Our goal is to seek out companies that we think are selling at attractive valuations and may deliver earnings growth that is higher than the market average. We believe our research has enabled us to find such long-term opportunities for the portfolio.

Hartford International Stock II HLS Fund inception 1/3/1995
PERFORMANCE OVERVIEW 1/3/1995 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

-  INTERNATIONAL STOCK II IA       ---  MSCI EAFE INDEX
   $10,000 starting value               $10,000 starting value
   $10,256 ending value                 $10,606 ending value

PORTFOLIO MANAGER
JOHN R. FORD, CFA
Vice President, Director Chief
Investment Officer & V.P.
T. Rowe Price International in London

INVESTMENT ADVISORY COMMITTEE
FRANCES DYDASCO
Vice President and Portfolio Manager
T. Rowe Price International in
Singapore

JAMES B.M. SEDDON
Vice President and Portfolio Manager
T. Rowe Price International in London

MARK C. J. BICKFORD SMITH
Vice President and Portfolio Manager
T. Rowe Price International in London

DAVID L. WARREN
Vice President and Management
Committee Member
T. Rowe Price Group

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                              1 YEAR   5 YEAR      SINCE INCEPTION
International Stock II IA     -17.72%  -7.36%      0.32%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford International Stock II HLS Fund returned -17.72% for the 12 months ended December 31, 2002. The Fund underperformed both the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (ESFE) Index, which returned -15.66% and the Lipper Global Flexible VA-UF Average, which returned -8.51% over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

Poor results in industrials stocks, particularly in the commercial services and supplies industry, impaired relative performance. The portfolio's underperformance in both the consumer discretionary and consumer staples sectors also hurt results. The portfolio benefited from good stock selection in energy, led by ENI S.p.A. (energy & services, italy), which was up 33% over the year, and by Yukos ADR (energy & services, russia), which soared 60%. On the country level, underweighting poorly performing Germany added relative value versus the benchmark, and good stock selection in France also helped due to strong results from TotalFina Elf S.A., B Shares (energy & services, france). On the negative side, underweighting Australia and Japan hurt relative performance.

European markets, similar to the U.S., struggled, as economic data remained lackluster, with Germany being notably weaker than the rest of the region. After holding up well throughout the year, Japan declined in the fourth quarter on weaker economic data that showed industrial production declining and amid concerns over the potential economic impact of financial system reforms. The Asian economies outside of Japan are in better health relative to the rest of the world, and their equity markets were amongst the best performers during the year. Although lagging other regions for the year, Latin America rebounded strongly in the final three months, as Brazil's president-elect calmed the markets with reassuring words about the country's future fiscal management policies.

WHAT IS THE OUTLOOK FOR 2003?

Despite modest economic growth, earnings should recover as companies have cut costs and improved capital management. Valuations are no longer extended, with Europe and Japan looking relatively cheap against history, and growth and value stocks trading at comparable levels. As the doom scenario of deflation recedes, we see confidence beginning to return, which should allow well managed companies with strong franchises to achieve sustainable growth as we move through the year.

Hartford Advisers HLS Fund inception 3/31/1983
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

[LINE GRAPH]

-     ADVISERS IA                          --- S&P 500 INDEX
      $10,000 starting value                   $10,000 starting value
      $22,878 ending value                     $24,409 ending value

----  LEHMAN BROTHERS GOVERNMENT/ CREDIT BOND INDEX
      $10,000 starting value
      $20,633 ending value

PORTFOLIO MANAGERS
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income
Wellington Management Company, LLP

 AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                      1 YEAR     5 YEARS      10 YEARS
Stock IA              -13.79%    2.38%        8.63%
Stock IB(4)           -13.99%    2.18%        8.39%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -13.79% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -10.32% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned -8.75% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For both the fourth quarter and the year, the most obvious factor affecting the bond market was the continued decline in the general level of interest rates. Low inflation, modest economic growth, and geopolitical uncertainty provided the backdrop against which investors were happy to accept historically low yields from their fixed income investments. As is typically the case in an environment such as the one we experienced during 2002, yields fell most dramatically for short- and intermediate- maturity securities and less for those of the longest maturities. The result was that the fixed income markets as broadly measured achieved another year of double-digit total returns.

During the year, we trimmed our positions in bonds in order to take advantage of attractive equity valuations. Within the fixed income portion of the Fund, we were overweight in U.S. mortgage backed securities and commercial mortgages. Looking forward, we expect interest rates to stabilize and remain low mitigating mortgage prepayment risk and volatility in the near term. We have been underweight U.S. government and agencies and overweight investment grade credits in anticipation of an economic recovery, which we believe will gather steam as the new year unfolds.

WHAT IS THE OUTLOOK FOR 2003?

Interest rates are quite low by any historical measure. These yield levels are the result of low inflation, modest growth, and economic uncertainty, and it would be overly optimistic to believe that all of these factors will continue to favor the bond market during 2003. Our best guess is that economic growth will accelerate, that geopolitical uncertainty will diminish, and that inflation fears, if not actual inflation will worsen somewhat. This analysis would argue that interest rates are likely to be somewhat higher at the end of 2003 than they are today. We also believe that Treasury securities are likely to be the poorest-performing sector of the bond market this year. The corporate bond market is poised for recovery as scandal and credit problems abate. The rebuilding of balance sheets that we expect argues for a more stable credit environment and that more stable environment should bring investors back to corporates. Mortgages will benefit from stable to rising interest rates and the diminution of refinancing fears. In addition, mortgages still offer yields that seem attractive given their credit quality.

Hartford High Yield HLS Fund inception 9/30/1998
PERFORMANCE OVERVIEW 09/30/1998 - 12/31/2002
Growth of a $10,000 investment(1)

[LINE CHART]

-HIGH YIELD IA                 ---LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX
 $10,000 starting value           $10,000 starting value
 $10,487 ending value             $10,218 ending value


PORTFOLIO MANAGER
ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

ASSOCIATE PORTFOLIO MANAGER
CHRISTINE MOZONSKI, CFA
Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
High Yield IA                  -6.89%      1.12%
High Yield IB                  -7.14%      0.93%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund returned -6.89% for the 12 months ended December 31, 2002. The Fund underperformed both the Lehman Brothers High Yield Corporate Index, which returned -1.40% and the Lipper High Current Yield VA-UF Average, which returned -0.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from an overweight to technology and wireline sectors, as they were the major providers of return for the quarter, supplemented by the underweight positions in the automotive and gaming sectors. Underweight to cable and wireless sectors however, caused a drag on performance. Additionally, the higher than average cash positions required for liquidity dampened the Fund's return.

The Fund performed poorly through the early part of the third quarter as issuers with "perceived" risk were further punished. The high yield market did stage a sold turnaround in the fourth quarter, posting the best performance in this asset class in more than a decade.

WHAT IS YOUR OUTLOOK FOR 2003?

As the U.S. economy works its way through this difficult environment, Hartford Investment Management Company remains positive on the high yield market for a number of reasons. Credit measures of both high grade and high yield issuers show an improvement in cash flow generation as companies reduce capital expenditures and leverage. As a result we expect the number of ratings downgrades to slow (fewer large investment grade issuers entering the high yield market) and default rates to further decline. Additionally, we anticipate the Federal Reserve to remain in an accommodative mode throughout 2003. Clearly geopolitical tensions remain a detracting factor.

Specifically, we remain focused on undervalued industries and issuers demonstrating the greatest willingness to recapitalize balance sheets and generate free cash flow. We continue to favor select communications-related issuers who reflect this profile and indeed, this second consecutive quarter of strong performance indicates that such actions continue to be rewarded.

Apart from communications, we remain overweight to a variety of cyclical industries and select issuers whose operating prospects have leverage to an economic recovery. Credit profiles of such issuers will improve with an increase in capital investment activity combined with deficit spending by the government. We remain underweight to the consumer cyclical industries given the relatively low yields available from such issues. Our view remains that the consumer will not provide a significant source of growth to the U.S. economic recovery.

Hartford Multisector Bond HLS Fund inception 1/3/1995
PERFORMANCE OVERVIEW 1/3/1995 - 12/31/2002
Growth of a $10,000 investment

[LINE GRAPH]

-  MULTI SECTOR BOND IA               ---  LEHMAN BROTHERS AGGREGATE BOND INDEX
   $10,000 starting value                  $10,000 starting value
   $14,803 ending value                    $19,391 ending value

PORTFOLIO MANAGERS
ROBERT G. ALLEY, CFA
Senior Portfolio Manager
AIM

JAN H. FRIEDLI
Senior Portfolio Manager
AIM

CAROLYN L. GIBBS, CFA
Senior Portfolio Manager
AIM

SCOT W. JOHNSON, CFA
Portfolio Manager
AIM

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                       1 YEAR    5 YEAR     SINCE INCEPTION
Multi Sector Bond IA   3.94%     3.73%      5.03%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Multi Sector Bond HLS Fund returned 3.94% for the 12 months ended December 31, 2002. The Fund underperformed both the Lehman Aggregate Bond Index, which returned 10.26% and the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 8.19% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's relative under performance was largely a result of its overweight position in corporate bonds, which did not perform as well as the other sectors within the Lehman Aggregate Bond Index during the year. Within the corporate bond sector, the Fund's holdings in utilities detracted the most from performance followed by holdings in telecommunication services. Government and agency bonds were among the best performers during the year, and the Fund's corporate bond holdings within the financials and energy sectors made positive contributions to performance. The Fund's exposure to the high yield market detracted from performance in the first three quarters of the year. During the fourth quarter, however, the Fund's high yield exposure helped performance relative to the benchmark index. At the end of the year, managers held overweight positions in corporate bonds, especially within the industrials and financials sectors, and held underweight positions in U.S. governments, agencies, and mortgage-backed securities relative to the Lehman Aggregate Bond Index. During the year, managers slightly decreased the Fund's exposure to the high yield market in order to reduce volatility in an uncertain economic environment.

Managers will continue to use thorough credit research, which involves looking at companies' current financial health as well as their ability to weather adverse market cycles. In addition, they will continue to emphasize risk management through diversification across credit quality, industry, companies, and portfolio duration.

WHAT IS THE OUTLOOK FOR 2003?

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the new year.

Managers believe the Fund's exposure to corporate bonds and high yield securities positions it well to benefit from potential improvements in the economy and the markets during 2003.

Hartford Bond HLS Fund inception 8/31/1977
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

[LINE GRAPH]


-  BOND IA                               ---  LEHMAN BROTHERS U.S. AGGREGATE
                                               BOND INDEX*
   $10,000 starting value                     $10,000 starting value
   $20,532 ending value                       $20,633 ending value

--  LEHMAN BROTHERS GOVT./CREDIT BOND
    $10,000 starting value
    $20,828 ending value

PORTFOLIO MANAGER
ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                1 YEAR                 5 YEARS       10 YEARS
Bond IA         10.08%                 7.26%         7.46%
Bond IB(4)       9.83%                 7.05%         7.22%

Please see page 1 for important additional information including inception dates and expenses.

*     The Fund has changed its benchmark from the Lehman Brothers
      Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 10.08% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 8.19% over the same period. The Fund underperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 10.26% and the Lehman Brothers Government/Credit Bond Index, which returned 11.04% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last couple of months, the Fund has benefited both in terms of yield and price appreciation from its increased weighting to longer-duration corporate bonds and an underweight to mortgage issues. We continue to see a sharper focus on corporations working to improve the health of their balance sheets. The reduction in our mortgage exposure was based on high levels of refinancing and the premium pricing of mortgage pass-throughs.

The Fund's modest exposure in non-dollar-denominated, developed-government, short-maturity Treasuries has also contributed positively to returns since these issues yield significantly more than equivalent maturity U.S. Treasury issues. The Fund's position in government debt, denominated in a combination of pound sterling, the Australian dollar and the Euro have been favorable as these currencies have performed well versus the U.S.dollar of late, providing added price appreciation to the Fund.

WHAT IS YOUR OUTLOOK FOR 2003?

In the near term, we believe that war fears will dominate valuations of many fixed income instruments, particularly Treasury securities. We expect these concerns to lend volatility to the market. Apart from this consideration, we are seeing growing signs that certain corporations are focused on reducing leverage and improving their financial flexibility. Yields are currently at attractive levels relative to U.S. Treasury securities. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals. We expect these industries to lead the U.S. economy toward higher growth. We are not emphasizing finance and consumer-sensitive securities, as we expect the consumer to lag any economic recovery produced by a rise in capital spending.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(3)

[LINE GRAPH]

-  U.S. GOVERNMENT SECURITIES IA        ---  LEHMAN BROTHERS INTERMEDIATE GOV'T
                                             BOND INDEX
   $10,000 starting value                    $10,000 starting value
   $19,271 ending value                      $19,516 ending value

PORTFOLIO MANAGER
PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                        1 YEAR    5 YEARS        10 YEARS
U.S. Gov't Securities   10.73%    7.28%          6.78%
IA

U.S. Gov't Securities   10.47%    7.02%          6.52%
IB(3)

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund returned 10.73% for the 12 months ended December 31, 2002. The Fund outperformed both the Lehman Brothers Intermediate Government Bond Index, which returned 9.63% and the Lipper General U.S. Government VA-UF Average, which returned 10.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the third year in a row, the Government market has had a strong performance. 2002 was defined by significant volatility in the capital markets, driven by many factors. The prospects of war, the fear of terrorism, a broad mistrust of corporate leaders, an uncertain recovery, and the fear of deflation have increased demand for safe, high quality assets. The Treasury market had a broad-based rally, with the 5-year Treasury yield declining by 1.5%. After leaving the Fed Funds Target rate at 1.75% for the first 3 quarters of the year, the Federal Open Market Committee dropped rates by 50 basis points in November. The move was presented as an insurance move toward economic recovery, and made it clear that the FOMC would do whatever it took to prevent a deflationary spiral. The Treasury Inflation Indexed Securities had a strong 2002, and ended the year as it began projecting about 1.5% inflation for the next ten years.

The Fund's strong performance for the year was driven by curve positioning and sector selection. The Fund had more exposure to the 5-10 year part of the Treasury curve, which performed the best in 2002. The allocation to Mortgage Backed Securities increased the yield and added significantly to the total return of the Fund. Although Treasuries had a strong year, mortgages outpaced comparable duration Treasuries by about 1.75%. The Fund also benefited from a core position in Treasury Inflation Indexed Securities.

WHAT IS YOUR OUTLOOK FOR 2003?

The new year starts with a soft economy that appears to be recovering slowly. The housing market, helped by low interest rates, continues to be strong. The manufacturing portion of the economy is showing signs of bottoming, with capital spending starting to pick up in portions of the economy. The labor market remains weak, with the unemployment rate at 6.0% and layoff announcements continuing. Overhanging the macroeconomic environment is the geopolitical risks. With the likelihood of a war with Iraq increasing, and tensions with North Korea increasing, there is a great deal of risk to the economy. Although it is a matter of debate as to what is currently priced into the fixed income markets, there is significant headline risk and volatility will likely persist in the near term.

With the current expectation that 2003 will not see lower rates than 2002, the Fund will continue to concentrate on adding higher yielding securities without increasing the interest rate sensitivity of the portfolio. The Fund will maintain a large exposure to the mortgage market, which offer higher yields relative to other Government securities. Also,we will maintain an allocation to Treasury Inflation Indexed Securities, which still offer good long-term value.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.5%
            AEROSPACE & DEFENSE -- 0.9%
    *20     DRS Technologies, Inc. ...........................  $    611
    *58     Esterline Technologies Corp. .....................     1,025
                                                                --------
                                                                   1,636
                                                                --------
            APPAREL & TEXTILE -- 1.0%
    *23     Columbia Sportswear Co. ..........................       999
    *47     Genesco, Inc. ....................................       883
                                                                --------
                                                                   1,882
                                                                --------
            BANKS -- 7.0%
    +29     American Capital Strategies Ltd. .................       620
     52     Brookline Bancorp, Inc. ..........................       613
     33     Citizens Banking Corp. ...........................       820
     39     Downey Financial Corp. ...........................     1,513
     34     FNB Corp. ........................................       938
    *27     Financial Federal Corp. ..........................       676
     26     First Bancorp Puerto Rico.........................       590
     22     Hancock Holding Co. ..............................       978
    *34     Hanmi Financial Corp. ............................       570
   +200     Metris Cos., Inc. ................................       494
   *205     NetBank, Inc. ....................................     1,986
     12     Pacific Northwest Bancorp.........................       300
     40     People's Bank.....................................     1,006
     15     S&T Bancorp, Inc. ................................       376
     30     Staten Island Bancorp, Inc. ......................       594
     10     Texas Regional Bancshares, Inc., Class A..........       370
     26     Whitney Holding Corp. ............................       880
                                                                --------
                                                                  13,324
                                                                --------
            BUSINESS SERVICES -- 6.5%
   *+76     Catalina Marketing Corp. .........................     1,402
   *129     Doubleclick, Inc. ................................       730
    *48     Maximus, Inc. ....................................     1,250
    *14     Overture Services, Inc. ..........................       380
   *110     PRG-Schultz International, Inc. ..................       979
    *77     Per-Se Technologies, Inc. ........................       686
   *185     Right Management Consultants......................     2,451
   *838     UnitedGlobalCom, Inc., Class A....................     2,011
     42     Viad Corp. .......................................       939
    *70     Watson Wyatt & Co. Holdings, Class A..............     1,523
                                                                --------
                                                                  12,351
                                                                --------
            CHEMICALS -- 0.5%
     17     Cambrex Corp. ....................................       523
    *15     FMC Corp. ........................................       410
                                                                --------
                                                                     933
                                                                --------
            COMMUNICATIONS -- 3.0%
   *185     General Communication, Class A....................     1,241
    *35     IDT Corp. ........................................       612
    *36     IDT Corp., Class B................................       561
   *141     Powerwave Technologies, Inc. .....................       760
    *62     REMEC, Inc. ......................................       241
   *124     Tekelec...........................................     1,298
   *209     TeleCommunication Systems, Inc., Class A..........       420

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            COMMUNICATIONS -- (CONTINUED)
   *178     US Unwired, Inc. .................................  $     87
   *421     Visual Networks, Inc. ............................       611
                                                                --------
                                                                   5,831
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.8%
     31     Black Box Corp. ..................................     1,366
   *189     Cirrus Logic, Inc. ...............................       543
   *399     Maxtor Corp. .....................................     2,018
   *231     Western Digital Corp. ............................     1,477
                                                                --------
                                                                   5,404
                                                                --------
            CONSTRUCTION -- 1.1%
     21     Granite Construction, Inc. .......................       321
    *51     Jacobs Engineering Group, Inc. ...................     1,823
                                                                --------
                                                                   2,144
                                                                --------
            CONSUMER DURABLES -- 1.5%
   *+37     Cabot Microelectronics Corp. .....................     1,728
    *37     Furniture Brands International, Inc. .............       871
    *20     Genesis Microchip, Inc. ..........................       262
                                                                --------
                                                                   2,861
                                                                --------
            CONSUMER NON-DURABLES -- 1.7%
     80     Callaway Golf Co. ................................     1,059
    *44     Hain Celestial Group, Inc. .......................       664
  *+110     Nautilus Group, Inc. .............................     1,463
                                                                --------
                                                                   3,186
                                                                --------
            CONSUMER SERVICES -- 0.2%
    *18     Coinstar, Inc. ...................................       414
                                                                --------
            DRUGS -- 5.0%
    *96     Abgenix, Inc. ....................................       708
   *229     Genzyme Molecular Oncology........................       401
   *109     Guilford Pharmaceuticals, Inc. ...................       433
    *47     Ilex Oncology, Inc. ..............................       328
    *39     NPS Pharmaceuticals, Inc. ........................       977
    *19     Neurocrine Biosciences, Inc. .....................       877
    *71     OSI Pharmaceuticals, Inc. ........................     1,161
    *94     Perrigo Co. ......................................     1,136
   *176     Praecis Pharmacueticals, Inc. ....................       572
   *127     SangStat Medical Corp. ...........................     1,434
   *101     Vertex Pharmaceuticals, Inc. .....................     1,595
                                                                --------
                                                                   9,622
                                                                --------
            EDUCATION -- 0.9%
    *69     ITT Educational Services, Inc. ...................     1,632
                                                                --------
            ELECTRICAL EQUIPMENT -- 4.4%
    *34     Credence Systems Corp. ...........................       319
    *91     Fisher Scientific International...................     2,737
    *16     Flir Systems, Inc. ...............................       776
    *81     Molecular Devices Corp. ..........................     1,341
     24     Roper Industries, Inc. ...........................       860
    *55     Therma-Wave, Inc. ................................        58
    *60     Varian, Inc. .....................................     1,727
    *82     Zygo Corp. .......................................       575
                                                                --------
                                                                   8,393
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- 5.2%
    *88     Actel Corp. ......................................  $  1,419
    *30     Benchmark Electronics, Inc. ......................       868
     34     CTS Corp. ........................................       266
    *23     Dupont Photomasks, Inc. ..........................       544
   *147     ESS Technology....................................       925
    *72     Exar Corp. .......................................       889
   *484     MRV Communications, Inc. .........................       517
   *211     Manufacturers' Services Ltd. .....................     1,171
   *105     Mattson Technology, Inc. .........................       299
     50     Methode Electronics, Inc., Class A................       553
    *22     Moog, Inc., Class A...............................       686
    *72     Rayovac Corp. ....................................       961
    *85     Silicon Storage Technology, Inc...................       342
    *27     Stratos Lightwave, Inc. ..........................       117
   *104     Triquint Semiconductor, Inc. .....................       441
                                                                --------
                                                                   9,998
                                                                --------
            ENERGY & SERVICES -- 3.0%
    *22     Atwood Oceanics, Inc. ............................       668
     52     Cabot Oil & Gas Corp. ............................     1,294
    120     Chesapeake Energy Corp. ..........................       930
     53     Patina Oil & Gas Corp. ...........................     1,673
    *44     Unit Corp. .......................................       812
     11     XTO Energy, Inc. .................................       269
                                                                --------
                                                                   5,646
                                                                --------
            FINANCIAL SERVICES -- 1.2%
    *86     Investment Technology Group, Inc. ................     1,929
      9     Jefferies Group, Inc. ............................       382
                                                                --------
                                                                   2,311
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
    *92     Constellation Brands, Inc., Class A...............     2,174
     45     Sensient Technologies Corp. ......................     1,002
                                                                --------
                                                                   3,176
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.4%
     33     Schweitzer-Mauduit international, Inc. ...........       796
                                                                --------
            HEALTH SERVICES -- 1.9%
    *80     Coventry Health Care, Inc. .......................     2,328
   *127     MedCath Corp. ....................................     1,273
                                                                --------
                                                                   3,601
                                                                --------
            INSURANCE -- 2.9%
    *37     Amerigroup Corp. .................................     1,106
   *116     Clark/Bardes, Inc. ...............................     2,237
     82     Reinsurance Group of America, Inc. ...............     2,221
                                                                --------
                                                                   5,564
                                                                --------
            MACHINERY -- 0.3%
     20     Graco, Inc. ......................................       564
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDIA & ENTERTAINMENT -- 2.2%
   *125     Argosy Gaming Co. ................................  $  2,359
    *58     Beasley Broadcast Group, Inc., ADR, Class A.......       698
    *57     Hollywood Entertainment Corp. ....................       859
   *306     Hollywood Media Corp. ............................       306
                                                                --------
                                                                   4,222
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
   *106     Armor Holdings, Inc. .............................     1,458
     10     Artisan Components, Inc. .........................       423
    *59     Conmed Corp. .....................................     1,148
     32     Invacare Corp. ...................................     1,062
   *+17     Invision Technologies, Inc. ......................       448
    *47     Ocular Sciences, Inc. ............................       733
     45     Owens & Minor, Inc. ..............................       731
   *+71     PolyMedica Corp. .................................     2,190
    *56     Respironics, Inc. ................................     1,698
    *58     Viasys Healthcare, Inc. ..........................       861
                                                                --------
                                                                  10,752
                                                                --------
            METALS, MINERALS & MINING -- 1.1%
  *+108     Global Power Equipment Group, Inc. ...............       530
   *+49     Shaw Group, Inc. (The)............................       798
   *133     Stillwater Mining Co. ............................       709
                                                                --------
                                                                   2,037
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 3.0%
     54     Arden Realty, Inc. ...............................     1,196
     33     Camden Property Trust ............................     1,092
     46     Chelsea Property Group, Inc. .....................     1,546
     32     PS Business Parks, Inc. ..........................     1,018
     26     Sun Communities, Inc. ............................       962
                                                                --------
                                                                   5,814
                                                                --------
            RESEARCH & TESTING FACILITIES -- 5.8%
    *16     Advisory Board Co. (The)..........................       484
    *77     Amylin Pharmaceuticals, Inc. .....................     1,249
    *72     CV Therapeutics, Inc. ............................     1,308
   *267     Ciphergen Biosystems, Inc. .......................       920
   *141     Exelixis, Inc. ...................................     1,124
   *104     Gene Logic, Inc. .................................       655
   *240     Genzyme Corp. ....................................       612
   *315     Incyte Genomics, Inc. ............................     1,435
    *45     Neurogen Corp. ...................................       162
    *99     Pharmacopeia, Inc. ...............................       881
    *82     Regeneron Pharmeceuticals, Inc. ..................     1,520
  *+363     Sequenom, Inc. ...................................       653
                                                                --------
                                                                  11,003
                                                                --------
            RETAIL -- 8.3%
   *111     AFC Enterprises...................................     2,333
    *58     AnnTaylor Stores Corp. ...........................     1,178
    *18     CEC Entertaining, Inc. ...........................       550
    *95     Chico's FAS, Inc. ................................     1,798
    *64     Hot Topic, Inc. ..................................     1,460
    *62     J Jill Group, Inc. (The)..........................       864
   *102     Pacific Sunwear of California, Inc. ..............     1,802
    *40     RARE Hospitality International, Inc. .............     1,105
    *30     Sonic Corp. ......................................       607

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
   *121     Too, Inc. ........................................  $  2,844
   *101     Tweeter Home Entertainment Group, Inc. ...........       583
     66     Wild Oats Markets, Inc. ..........................       685
                                                                --------
                                                                  15,809
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
    *28     Reebok International Ltd. ........................       835
   *125     Vans, Inc. .......................................       712
                                                                --------
                                                                   1,547
                                                                --------
            SOFTWARE & SERVICES -- 13.8%
    *42     Activision, Inc. .................................       606
   *349     Actuate Corp. ....................................       618
    *99     Agile Software Corp. .............................       764
    *60     CSG Systems International, Inc. ..................       824
    *38     Caminus Corp. ....................................        89
   *116     Carner Corp. .....................................     3,629
    *73     CheckFree Corp. ..................................     1,173
   *119     Dendrite International, Inc. .....................       889
    *67     Electronics for Imaging, Inc. ....................     1,096
    *78     Filenet Corp. ....................................       950
   *239     Gartner Group, Inc., Class A......................     2,200
   *128     IDX Systems Corp. ................................     2,176
    *39     Intrado, Inc. ....................................       383
    *37     Kronos, Inc. .....................................     1,380
   *142     Mentor Graphics Corp. ............................     1,115
   *150     Numerical Technologies, Inc. .....................       519
    *58     PracticeWorks, Inc. ..............................       457
   *200     Quovadx, Inc. ....................................       485
   *161     Radiant Systems, Inc. ............................     1,551
   *100     Roxio, Inc. ......................................       477
   *+39     THQ, Inc. ........................................       514
    *15     Take-Two Interactive Software, Inc. ..............       350
   *377     Trizetto Group....................................     2,316
   *997     Vignette Corp. ...................................     1,223
   *679     i2 Technologies, Inc. ............................       781
                                                                --------
                                                                  26,565
                                                                --------
            TRANSPORTATION -- 2.8%
   *157     AirTran Holdings, Inc. ...........................       611
    *40     Atlantic Coast Airlines Holdings, Inc. ...........       478
    *50     ExpressJet Holdings, Inc. ........................       508
    *35     Kansas City Southern..............................       424
     13     Polaris Industries, Inc. .........................       733
    *17     SCS Transportation, Inc. .........................       170
     26     USFreightways Corp. ..............................       756
     39     Werner Enterprises, Inc. .........................       832
    *38     Yellow Corp. .....................................       957
                                                                --------
                                                                   5,469
                                                                --------
            Total common stocks...............................  $184,487
                                                                ========
                                                                MARKET
SHARES                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 8.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.0%
  2,037     Evergreen Cash Management Money Market Fund.......  $  2,037
  7,447     Evergreen Institutional Money Market Fund.........     7,447
                                                                --------
                                                                   9,484
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.1%
 $5,856     Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 01/02/03....................................  $  5,856
                                                                --------
            U.S. TREASURY BILLS -- 0.4%
    900     1.552% due 01/09/03...............................       900
                                                                --------
            Total short-term securities.......................  $ 16,240
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $230,623)......   96.5%  $184,487
Total short-term securities (cost
  $16,240)...............................    8.5     16,240
                                           -----   --------
Total investment in securities (total
  cost $246,863) -- including $8,386 of
  securities loaned (See Note 2(i))......  105.0    200,727
Cash, receivables and other assets.......    1.9      3,555
Payable for securities purchased.........   (1.9)    (3,558)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (5.0)    (9,484)
Other liabilities........................   (0.0)       (28)
                                           -----   --------
Net assets...............................  100.0%  $191,212
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 16,346 shares
  outstanding...................................  $    163
Paid in capital.................................   331,382
Accumulated net realized loss on investments....   (94,027)
Unrealized depreciation on securities...........   (46,136)
Unrealized depreciation on futures contracts
  ++............................................      (170)
                                                  --------
Net assets......................................  $191,212
                                                  ========
Class IA
  Net asset value per share ($184,062 / 15,736
    shares outstanding) (187,500 shares
    authorized).................................  $  11.70
                                                  ========
Class IB
  Net asset value per share ($7,150 / 610 shares
    outstanding) (12,500 shares authorized).....  $  11.73
                                                  ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.

   ++  The Fund had 29 Russell 2000 March 2003 Futures contracts open as of
       December 31, 2002. These contracts had a value of $5,556 as of December
       31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $900.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 94.6%
            AEROSPACE & DEFENSE -- 1.3%
    *222    Garmin Ltd. ......................................  $   6,490
                                                                ---------
            APPAREL & TEXTILE -- 1.3%
  *1,759    Burberry Group PLC................................      6,357
                                                                ---------
            BANKS -- 4.4%
     162    Capital One Financial Corp. ......................      4,812
     179    Fannie Mae........................................     11,489
      81    Freddie Mac.......................................      4,795
                                                                ---------
                                                                   21,096
                                                                ---------
            BUSINESS SERVICES -- 7.6%
    *636    Accenture Ltd., Class A...........................     11,443
  *1,340    Cendant Corp. ....................................     14,039
    *329    Lamar Advertising Co., Class A....................     11,054
                                                                ---------
                                                                   36,536
                                                                ---------
            COMMUNICATIONS -- 11.4%
     185    AT&T Corp. .......................................      4,818
    *568    Citizens Communications Co. ......................      5,989
      89    Global Payments, Inc. ............................      2,849
    *771    Nextel Communications, Inc., Class A..............      8,904
     719    Nokia Corp., ADR..................................     11,149
    *158    QUALCOMM, Inc. ...................................      5,757
    *453    UTStarcom, Inc. ..................................      8,989
     362    Vodafone Group PLC, ADR...........................      6,565
                                                                ---------
                                                                   55,020
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
   *+164    Palm, Inc. .......................................      2,570
                                                                ---------
            CONSUMER DURABLES -- 1.2%
     198    Newell Rubbermaid, Inc. ..........................      6,011
                                                                ---------
            CONSUMER NON-DURABLES -- 3.0%
    *372    Fossil, Inc. .....................................      7,558
     250    McKesson Corp. ...................................      6,751
                                                                ---------
                                                                   14,309
                                                                ---------
            CONSUMER SERVICES -- 0.6%
    *+74    FTI Consulting, Inc. .............................      2,979
                                                                ---------
            DRUGS -- 16.3%
    *162    Cephalon, Inc. ...................................      7,865
      97    Eli Lilly & Co. ..................................      6,172
     *37    Forest Laboratories, Inc. ........................      3,673
    *209    Genzyme Corp. ....................................      6,171
    *203    Gilead Sciences, Inc. ............................      6,899
     *89    IDEC Pharmaceuticals Corp. .......................      2,949
    *753    Millennium Pharmaceuticals, Inc. .................      5,980
     *91    Neurocrine Biosciences, Inc. .....................      4,160
     304    Pfizer, Inc. .....................................      9,296
     509    Schering-Plough Corp. ............................     11,293
    *+49    Scios, Inc. ......................................      1,600
     175    Serono S.A., ADR..................................      2,376
    *358    Watson Pharmaceuticals, Inc. .....................     10,129
                                                                ---------
                                                                   78,563
                                                                ---------
            EDUCATION -- 0.9%
    *104    Career Education Corp. ...........................      4,144
                                                                ---------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            ELECTRICAL EQUIPMENT -- 1.9%
    *258    Thermo Electron Corp. ............................  $   5,199
    *135    Varian, Inc. .....................................      3,879
                                                                ---------
                                                                    9,078
                                                                ---------
            ELECTRONICS -- 4.0%
    *324    ASM Lithography Holding N.V., NY Shares...........      2,706
     *74    Cymer, Inc. ......................................      2,374
     137    Harman International Industries, Inc. ............      8,134
     *88    Novellus Systems, Inc. ...........................      2,460
   *+446    Skyworks Solutions, Inc. .........................      3,848
                                                                ---------
                                                                   19,522
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 2.6%
     211    Bunge Ltd. .......................................      5,077
     157    General Mills, Inc. ..............................      7,390
                                                                ---------
                                                                   12,467
                                                                ---------
            HEALTH SERVICES -- 4.8%
    *324    Edwards Lifesciences Corp. .......................      8,250
     158    HCA, Inc. ........................................      6,536
    *294    Human Genome Sciences, Inc. ......................      2,591
    *252    Laboratory Corp. of American Holdings.............      5,866
                                                                ---------
                                                                   23,243
                                                                ---------
            HOTELS & GAMING -- 1.8%
    *356    Station Casinos, Inc. ............................      6,294
   *+200    Wynn Resorts, Ltd. ...............................      2,619
                                                                ---------
                                                                    8,913
                                                                ---------
            MACHINERY -- 0.9%
     197    AGCO Corp. .......................................      4,351
                                                                ---------
            MEDIA & ENTERTAINMENT -- 2.3%
     *94    Clear Channel Communications, Inc. ...............      3,487
    *196    USA Networks, Inc. ...............................      4,483
    *125    Univision Communications, Inc., Class A...........      3,063
                                                                ---------
                                                                   11,033
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.0%
    *362    St. Jude Medical, Inc. ...........................     14,395
    *332    Viasys Healthcare, Inc. ..........................      4,949
                                                                ---------
                                                                   19,344
                                                                ---------
            RESEARCH & TESTING FACILITIES -- 1.3%
    *457    Applera Corp. -- Celera Genomics Group............      4,362
    *184    Telik, Inc. ......................................      2,150
                                                                ---------
                                                                    6,512
                                                                ---------
            RETAIL -- 9.7%
    *101    Advance Auto Parts, Inc. .........................      4,914
    *286    AnnTaylor Stores Corp. ...........................      5,844
     591    Foot Locker, Inc. ................................      6,200
     667    Gap, Inc. (The)...................................     10,347
    *525    Pacific Sunwear of California, Inc. ..............      9,290
    *189    Williams-Sonoma, Inc. ............................      5,137
     *76    eBay, Inc. .......................................      5,120
                                                                ---------
                                                                   46,852
                                                                ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            SOFTWARE & SERVICES -- 6.3%
    *183    BISYS Group, Inc. (The)...........................  $   2,908
    *157    Cognos, Inc. .....................................      3,684
     291    First Data Corp. .................................     10,318
     *71    Intuit, Inc. .....................................      3,322
    *201    Microsoft Corp. ..................................     10,381
                                                                ---------
                                                                   30,613
                                                                ---------
            TRANSPORTATION -- 6.5%
     192    Carnival Corp., Class A...........................      4,783
    *+91    JetBlue Airways Corp. ............................      2,453
      54    Northrop Grumman Corp. ...........................      5,257
    +276    Royal Carrribean Cruises Ltd. ....................      4,616
   *+234    Ryanair Holdings PLC, ADR.........................      9,163
    *188    Yellow Corp. .....................................      4,736
                                                                ---------
                                                                   31,008
                                                                ---------
            Total common stocks...............................  $ 457,011
                                                                =========
SHORT-TERM SECURITIES -- 11.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.3%
  25,858    Boston Global Investment Trust....................  $  25,858
                                                                ---------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENT -- 5.9%
 $28,678    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  28,678
                                                                ---------
            Total short-term securities.......................  $  54,536
                                                                =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $460,893).....   94.6%  $ 457,011
Total short-term securities (cost
  $54,536)..............................   11.2      54,536
                                          -----   ---------
Total investment in securities (total
  cost $515,429) -- including $24,165 of
  securities loaned (See Note 2(i)).....  105.8     511,547
Cash, receivables and other assets......    0.0         147
Payable for securities purchased........   (0.5)     (2,427)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (5.3)    (25,858)
Other liabilities.......................   (0.0)        (77)
                                          -----   ---------
Net assets..............................  100.0%  $ 483,332
                                          =====   =========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 29,480 shares
  outstanding..................................  $     295
Paid in capital................................    712,499
Accumulated net investment loss................        (16)
Accumulated net realized loss on investments...   (225,564)
Unrealized depreciation on securities..........     (3,882)
                                                 ---------
Net assets.....................................  $ 483,332
                                                 =========


Class IA
  Net asset value per share ($478,045 / 29,157
    shares outstanding) (187,500 shares
    authorized)...................................  $16.40
                                                    ======
Class IB
  Net asset value per share ($5,287 / 323 shares
    outstanding) (12,500 shares authorized).......  $16.37
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.6%
            BANKS -- 7.9%
     1      Bank of America Corp. ............................  $     96
    11      Citigroup, Inc. ..................................       389
     8      Fleet Boston Financial Corp. .....................       198
     5      Freddie Mac.......................................       319
     9      Mellon Financial Corp. ...........................       231
     1      SLM Corp. ........................................        64
                                                                --------
                                                                   1,297
                                                                --------
            BUSINESS SERVICES -- 1.3%
    *5      Accenture Ltd., Class A...........................        87
    *1      Concord EFS, Inc. ................................        12
    *3      Lamar Advertising Co., Class A....................       115
                                                                --------
                                                                     214
                                                                --------
            CHEMICALS -- 0.7%
     1      Lyondell Chemical Co. ............................        15
     2      Praxair, Inc. ....................................       102
                                                                --------
                                                                     117
                                                                --------
            COMMUNICATIONS -- 7.5%
     4      AT&T Corp. .......................................       112
   *64      AT&T Wireless Services, Inc. .....................       361
    *5      Advanced Fibre Communications, Inc. ..............        83
    12      Motorola, Inc. ...................................       100
    *7      Partner Communications Co., Ltd., ADR.............        26
     5      Telephone and Data Systems, Inc. .................       219
     8      Verizon Communications, Inc. .....................       322
  *@@4      Winstar Communications, Inc. .....................        --
                                                                --------
                                                                   1,223
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.7%
   *17      Cisco Systems, Inc. ..............................       223
    *4      Dell Computer Corp. ..............................        98
     2      International Business Machines Corp. ............       125
                                                                --------
                                                                     446
                                                                --------
            CONSUMER DURABLES -- 0.8%
    *9      Owens-Illinois, Inc. .............................       124
                                                                --------
            CONSUMER NON-DURABLES 1.8%
     1      Avon Products, Inc. ..............................        51
    *4      Safeway, Inc. ....................................        83
     9      Tyco International Ltd. ..........................       158
                                                                --------
                                                                     292
                                                                --------
            DRUGS -- 12.0%
     3      Abbott Laboratories...............................       101
    *2      Amgen, Inc. ......................................        96
     2      Aventis S.A. .....................................        97
     5      Eli Lilly & Co. ..................................       335
    *1      Forest Laboratories, Inc. ........................       102
    *3      Genzyme Corp. ....................................        85
    *2      MedImmune, Inc. ..................................        45
     4      Merck & Co., Inc. ................................       212
    19      Pfizer, Inc. .....................................       576
     2      Pharmacia Corp. ..................................        79

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
     9      Schering-Plough Corp. ............................  $    194
     1      Wyeth.............................................        47
                                                                --------
                                                                   1,969
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.7%
     2      Danaher Corp. ....................................       120
                                                                --------
            ELECTRONICS -- 3.3%
    *4      Analog Devices, Inc. .............................       100
    *4      Applied Micro Circuits Corp. .....................        14
    10      General Electric Co. .............................       231
     3      Intel Corp. ......................................        49
     2      Linear Technology Corp. ..........................        54
     2      Maxim Integrated Products, Inc. ..................        52
     3      Texas Instruments, Inc. ..........................        43
                                                                --------
                                                                     543
                                                                --------
            ENERGY & SERVICES -- 7.3%
     2      Apache Corp. .....................................       117
    *3      BJ Services Co. ..................................       107
     2      ConocoPhillips....................................        82
     5      Devon Energy Corp. ...............................       243
     7      GlobalSantaFe Corp. ..............................       163
    *6      Noble Corp. ......................................       226
     6      Occidental Petroleum Corp. .......................       162
     2      Schlumberger Ltd. ................................       101
                                                                --------
                                                                   1,201
                                                                --------
            FINANCIAL SERVICES -- 3.7%
    *1      Alcon, Inc. ......................................        25
     2      Goldman Sachs Group, Inc. (The)...................       104
     8      Merrill Lynch & Co., Inc. ........................       321
     4      Morgan Stanley Dean Witter & Co. .................       154
                                                                --------
                                                                     604
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 0.8%
     3      PepsiCo., Inc. ...................................       135
                                                                --------
            FOREST & PAPER PRODUCTS -- 1.3%
     3      Bowater, Inc. ....................................       130
     1      Kimberly-Clark Corp. .............................        28
    *3      Smurfit-Stone Container Corp. ....................        52
                                                                --------
                                                                     210
                                                                --------
            HEALTH SERVICES -- 0.2%
    *1      Express Scripts, Inc. ............................        30
                                                                --------
            HOTELS & GAMING -- 1.1%
     5      Hilton Hotels Corp. ..............................        64
     5      Starwood Hotels & Resorts Worldwide, Inc. ........       122
                                                                --------
                                                                     186
                                                                --------
            INSURANCE -- 5.4%
     4      Ace Ltd. .........................................       111
     3      Allstate Corp. (The)..............................       111
     2      American International Group, Inc. ...............        97
     1      CIGNA Corp. ......................................        24
     2      Galligher (Arthur J.) & Co. ......................        55
     2      MetLife, Inc. ....................................        44

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
     4      Nationwide Financial Services, Inc. ..............  $    101
     1      SAFECO CORP.......................................        26
   *12      Travelers Property Casualty Corp., Class A........       181
     2      UnumProvident Corp. ..............................        27
     1      XL Capital Ltd., Class A..........................       113
                                                                --------
                                                                     890
                                                                --------
            MACHINERY -- 1.3%
    *3      Cooper Cameron Corp. .............................       139
     2      Deere & Co. ......................................        78
                                                                --------
                                                                     217
                                                                --------
            MEDIA & ENTERTAINMENT -- 8.0%
    *3      Clear Channel Communications, Inc. ...............       110
   *12      Comcast Corp. ....................................       260
    *2      Comcast Corp., Class A............................        55
    *4      EchoStar Communications Corp., Class A............        85
    *1      Fox Entertainment Group, Inc., Class A............        37
     2      New York Times Co. (The), Class A.................        90
   *13      Viacom, Inc., Class B.............................       517
     7      Walt Disney Co. (The).............................       122
    *1      Westwood One, Inc. ...............................        43
                                                                --------
                                                                   1,319
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
     3      Baxter International, Inc. .......................        85
     4      Johnson & Johnson.................................       233
                                                                --------
                                                                     318
                                                                --------
            METALS, MINERALS & MINING -- 2.0%
     1      Alcan, Inc. ......................................        43
     8      Alcoa, Inc. ......................................       189
     1      Illinois Tool Works, Inc. ........................        85
    *1      Phelps Dodge Corp. ...............................        16
                                                                --------
                                                                     333
                                                                --------
            RETAIL -- 9.9%
    *4      Aramark Corp., Class B............................       105
  *@@0      Best Buy Co., Inc. ...............................         9
    *2      Brinker International, Inc. ......................        59
     4      Gap, Inc. (The)...................................        68
     9      Home Depot, Inc. (The)............................       212
    *1      Kohl's Corp. .....................................        81
   *14      Kroger Co. (The)..................................       223
     3      Limited Brands, Inc. .............................        43
     1      Lowe's Cos., Inc. ................................        32
     2      May Department Stores Co. (The)...................        44
     5      McDonald's Corp. .................................        79
     1      Outback Steakhouse, Inc. .........................        29
    14      Sears, Roebuck and Co. ...........................       333
     3      Target Corp. .....................................       101
     4      Wal-Mart Stores, Inc. ............................       211
                                                                --------
                                                                   1,629
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
   @@0      NIKE, Inc., Class B...............................  $     10
    *1      Reebok International Ltd. ........................        27
                                                                --------
                                                                      37
                                                                --------
            SOFTWARE & SERVICES -- 10.9%
    *7      AOL Time Warner, Inc. ............................        96
    *3      Affiliated Computer Services, Inc., Class A.......       176
     4      Automatic Data Processing, Inc. ..................       139
    *6      BISYS Group, Inc. (The)...........................        88
    *4      Cadence Design Systems, Inc. .....................        45
    *1      Check Point Software Technologies Ltd. ...........        10
    *1      DST Systems, Inc. ................................        21
     3      First Data Corp. .................................       119
    *7      Microsoft Corp. ..................................       370
    *2      Networks Associates, Inc. ........................        31
   *29      Oracle Corp. .....................................       308
    *7      PeopleSoft, Inc. .................................       127
    *4      SunGard Data Systems, Inc. .......................        94
    *1      Symantec Corp. ...................................        30
    *8      VERITAS Software Corp. ...........................       132
                                                                --------
                                                                   1,786
                                                                --------
            TRANSPORTATION -- 1.3%
     1      FedEx Corp. ......................................        43
     2      Harley-Davidson, Inc. ............................        97
     1      United Parcel Service, Inc., Class B..............        49
                                                                --------
                                                                     189
                                                                --------
            UTILITIES -- 3.6%
   *42      Calpine Corp. ....................................       138
     2      National Fuel Gas Co. ............................        50
    14      NiSource, Inc. ...................................       287
     5      TXU Corp. ........................................        92
                                                                --------
                                                                     567
                                                                --------
            Total common stocks...............................  $ 15,996
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.1%
            FEDERAL HOME LOAN BANK -- 2.1%
  $352      0.75% due 01/02/03................................  $    352
                                                                ========
SHARES
---------
            INVESTMENT COMPANIES -- 0.0%
     4      SSgA Money Market Fund............................  $      4
                                                                --------
            Total short-term securities.......................  $    356
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $17,661).......   97.6%  $ 15,996
Total short-term securities (cost
  $356)..................................    2.1        356
                                           -----   --------
Total investment in securities
  (total cost $18,017)...................   99.7     16,352
Cash, receivables and other assets.......    1.1        164
Payable for securities purchased.........   (0.7)      (115)
Other liabilities........................   (0.1)       (14)
                                           -----   --------
Net assets...............................  100.0%  $ 16,387
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  100,000 shares authorized; 3,219 shares
  outstanding...................................  $     32
Paid in capital.................................    30,779
Accumulated net investment income...............         9
Accumulated net realized loss on investments....   (12,768)
Unrealized depreciation on securities...........    (1,665)
                                                  --------
Net assets......................................  $ 16,387
                                                  ========

Class IA
  Net asset value per share ($16,387 / 3,219 shares
    outstanding) (100,000 shares authorized).......  $5.09
                                                     =====

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 98.0%
            BANKS -- 15.9%
     74     Citigroup, Inc. ..................................  $ 2,588
      2     Fannie Mae........................................      154
      6     Fifth Third Bancorp...............................      351
     48     Freddie Mac.......................................    2,828
    124     MBNA Corp. .......................................    2,362
                                                                -------
                                                                  8,283
                                                                -------
            COMMUNICATIONS -- 3.5%
    119     Nokia Corp., ADR..................................    1,837
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
    *86     Cisco Systems, Inc. ..............................    1,124
    *27     Dell Computer Corp. ..............................      733
                                                                -------
                                                                  1,857
                                                                -------
            CONSUMER NON-DURABLES -- 6.3%
     17     Avon Products, Inc. ..............................      905
     20     Cardinal Health, Inc. ............................    1,154
     13     Colgate-Palmolive Co. ............................      655
      7     Procter & Gamble Co. (The)........................      576
                                                                -------
                                                                  3,290
                                                                -------
            DRUGS -- 10.6%
    *31     Amgen, Inc. ......................................    1,508
    113     Pfizer, Inc. .....................................    3,442
     16     Wyeth.............................................      580
                                                                -------
                                                                  5,530
                                                                -------
            ELECTRONICS -- 6.7%
     67     General Electric Co. .............................    1,631
     71     Intel Corp. ......................................    1,098
     15     Maxim Integrated Products, Inc. ..................      496
     16     Texas Instruments, Inc. ..........................      236
                                                                -------
                                                                  3,461
                                                                -------
            FINANCIAL SERVICES -- 4.6%
     10     Charles Schwab Corp. (The)........................      105
     12     Lehman Brothers Holdings, Inc. ...................      639
     27     Merrill Lynch & Co., Inc. ........................    1,013
     16     Morgan Stanley Dean Witter & Co. .................      639
                                                                -------
                                                                  2,396
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
     14     Anheuser-Busch Cos., Inc. ........................      663
      7     Philip Morris Cos., Inc. .........................      280
                                                                -------
                                                                    943
                                                                -------
            HEALTH SERVICES -- 0.2%
      7     Health Management Associates, Inc.,
              Class A.........................................      127
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            INSURANCE -- 11.3%
     22     Ace Ltd. .........................................  $   643
     41     American International Group, Inc. ...............    2,354
      8     Progressive Corp. (The)...........................      377
    *69     Travelers Property Casualty Corp., Class A........    1,016
    *15     Travelers Property Casualty Corp., Class B........      214
     15     UnitedHealth Group, Inc. .........................    1,286
                                                                -------
                                                                  5,890
                                                                -------
            MACHINERY -- 0.2%
     *7     Applied Materials, Inc. ..........................       86
                                                                -------
            MEDIA & ENTERTAINMENT -- 6.2%
     *3     Clear Channel Communications, Inc. ...............      127
    *30     Comcast Corp. ....................................      675
    *59     Viacom, Inc., Class B.............................    2,409
                                                                -------
                                                                  3,211
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.8%
     *2     Boston Scientific Corp. ..........................       64
     32     Johnson & Johnson.................................    1,735
     26     Medtronic, Inc. ..................................    1,199
                                                                -------
                                                                  2,998
                                                                -------
            METALS, MINERALS & MINING -- 1.3%
     12     Lockheed Martin Corp. ............................      676
                                                                -------
            RETAIL -- 11.6%
     50     Home Depot, Inc. (The)............................    1,205
    *39     Kohl's Corp. .....................................    2,199
     33     Wal-Mart Stores, Inc. ............................    1,667
     33     Walgreen Co. .....................................      969
                                                                -------
                                                                  6,040
                                                                -------
            SOFTWARE & SERVICES -- 7.8%
      7     Automatic Data Processing, Inc. ..................      283
     10     First Data Corp. .................................      336
    *58     Microsoft Corp. ..................................    2,988
    *16     PeopleSoft, Inc. .................................      284
     *9     VERITAS Software Corp. ...........................      145
                                                                -------
                                                                  4,036
                                                                -------
            TRANSPORTATION -- 0.6%
      5     Harley-Davidson, Inc. ............................      245
                                                                -------
            Total common stocks...............................  $50,906
                                                                =======
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES -- 1.6%
    817     SSgA Money Market Fund............................  $   817
                                                                -------
            Total short-term securities.......................  $   817
                                                                =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $61,859).......   98.0%  $ 50,906
Total short-term securities (cost
  $817)..................................    1.6        817
                                           -----   --------
Total investment in securities
  (total cost $62,676)...................   99.6     51,723
Cash, receivables and other assets.......    0.4        235
Other liabilities........................   (0.0)       (14)
                                           -----   --------
Net assets...............................  100.0%  $ 51,944
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 7,462 shares outstanding......................  $     75
Paid in capital.............................................   104,425
Accumulated net realized loss on investments................   (41,603)
Unrealized depreciation on securities.......................   (10,953)
                                                              --------
Net assets..................................................  $ 51,944
                                                              ========

Class IA
  Net asset value per share ($51,944 / 7,462 shares
    outstanding) (100,000 shares authorized).......  $6.96
                                                     =====

*     Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- 100.1%
            AEROSPACE & DEFENSE -- 0.4%
    *7      Garmin Ltd........................................   $   190
                                                                 -------
            APPAREL & TEXTILE -- 1.5%
    *7      Jones Apparel Group, Inc..........................       255
    *7      Mohawk Industries, Inc............................       413
                                                                 -------
                                                                     668
                                                                 -------
            BANKS -- 12.0%
    13      Associated Banc-Corp. ............................       438
    13      Astoria Financial Corp. ..........................       358
    18      Banknorth Group, Inc. ............................       414
     5      Capital One Financial Corp. ......................       146
    10      City National Corp. ..............................       427
     7      Commerce Bancorp, Inc. ...........................       315
    14      Compass Bancshares, Inc. .........................       425
     3      Countrywide Credit Industries, Inc. ..............       176
    10      Doral Financial Corp. ............................       277
     8      First Tennessee National Corp. ...................       270
     9      First Virginia Banks, Inc. .......................       331
    11      GreenPoint Financial Corp. .......................       511
     3      M&T Bank Corp. ...................................       226
    10      Marshall & Ilsley Corp. ..........................       263
     9      New York Community Bancorp, Inc. .................       271
     6      North Fork Bancorporation, Inc. ..................       199
     5      Wintrust Financial Corp. .........................       157
                                                                 -------
                                                                   5,204
                                                                 -------
            BUSINESS SERVICES -- 0.7%
    *5      Overture Services, Inc. ..........................       145
    *4      Rent-A-Center, Inc. ..............................       177
                                                                 -------
                                                                     322
                                                                 -------
            CHEMICALS -- 3.7%
     4      Avery Dennison Corp. .............................       266
     5      Eastman Chemical Co. .............................       176
    10      Lubrizol Corp. (The)..............................       296
     3      PPG Industries, Inc...............................       165
     4      Praxair, Inc. ....................................       205
    20      RPM, Inc. ........................................       309
     4      Valspar Corp. ....................................       168
                                                                 -------
                                                                   1,585
                                                                 -------
            COMMUNICATIONS -- 1.8%
   *16      Advanced Fibre Communications, Inc. ..............       265
    *8      L-3 Communications Holdings, Inc. ................       337
  *+21      Level 3 Communications, Inc. .....................       104
    *6      Plantronics, Inc. ................................        89
                                                                 -------
                                                                     795
                                                                 -------
            COMPUTERS & OFFICE EQUIPMENT -- 3.3%
     4      Black Box Corp. ..................................       170
     9      Diebold, Inc. ....................................       383
    *3      International Game Technology.....................       190
    *2      Lexmark International, Inc. ......................       145

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
   *13      SanDisk Corp. ....................................   $   254
   *13      Storage Technology Corp. .........................       283
                                                                 -------
                                                                   1,425
                                                                 -------
            CONSTRUCTION -- 1.6%
    17      DR Horton, Inc. ..................................       295
     7      Lennar Corp. .....................................       382
                                                                 -------
                                                                     677
                                                                 -------
            CONSUMER DURABLES -- 2.0%
    *7      Furniture Brands International, Inc. .............       155
   *11      Gentex Corp. .....................................       332
     5      Hillenbrand Industries, Inc. .....................       222
     5      Hughes Supply, Inc. ..............................       142
                                                                 -------
                                                                     851
                                                                 -------
            CONSUMER NON-DURABLES -- 1.7%
     5      Alberto-Culver Co., Class B.......................       232
    10      Dial Corp. .......................................       198
    *7      Henry Schein, Inc. ...............................       306
                                                                 -------
                                                                     736
                                                                 -------
            CONSUMER SERVICES -- 0.5%
    *5      FTI Consulting, Inc. .............................       217
                                                                 -------
            DRUGS -- 3.7%
    *6      Charles River Laboratories International, Inc. ...       223
    *6      Chiron Corp. .....................................       222
   *18      Gilead Sciences, Inc. ............................       622
     9      ICN Pharmaceuticals, Inc. ........................        94
    13      Mylan Laboratories, Inc. .........................       457
                                                                 -------
                                                                   1,618
                                                                 -------
            EDUCATION -- 1.0%
    *5      Apollo Group, Inc., Class A.......................       238
    *5      Education Management Corp. .......................       173
                                                                 -------
                                                                     411
                                                                 -------
            ELECTRICAL EQUIPMENT -- 1.0%
    *5      Flir Systems, Inc. ...............................       259
     5      Millipore Corp. ..................................       184
                                                                 -------
                                                                     443
                                                                 -------
            ELECTRONICS -- 5.4%
    *8      American Power Conversion Corp. ..................       123
     5      Cooper Industries Ltd., Class A...................       186
  *+13      Cree, Inc. .......................................       213
   *13      Energizer Holdings, Inc. .........................       360
    *8      Integrated Circuit Systems, Inc. .................       146
    21      Microchip Technology, Inc. .......................       516
    *7      QLogic Corp.......................................       231
    *8      Semtech Corp......................................        84
     6      Teleflex, Inc.....................................       240
    *4      Varian Semiconductor Equipment Associates, Inc....       100
    *6      Xilinx, Inc. .....................................       126
                                                                 -------
                                                                   2,325
                                                                 -------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- 7.1%
    *6      BJ Services Co. ..................................   $   194
     4      Devon Energy Corp. ...............................       172
    10      ENSCO International, Inc. ........................       283
     8      Equitable Resources, Inc. ........................       291
     8      Helmerich & Payne, Inc. ..........................       212
    *7      Houston Exploration Co. ..........................       223
     6      Murphy Oil Corp. .................................       257
     5      Patina Oil & Gas Corp. ...........................       149
    11      Tidewater, Inc. ..................................       333
     9      Valero Energy Corp. ..............................       321
   *20      Varo International, Inc. .........................       343
    12      XTO Energy, Inc. .................................       287
                                                                 -------
                                                                   3,065
                                                                 -------
            FINANCIAL SERVICES -- 2.0%
     4      Bear Stearns Cos., Inc. (The).....................       249
     9      Federated Investors, Inc., Class B................       218
     8      John Neveen Co. (The).............................       213
     4      Legg Mason, Inc. .................................       194
                                                                 -------
                                                                     874
                                                                 -------
            FOOD, BEVERAGE & TOBACCO -- 3.2%
    10      Bunge Ltd. .......................................       231
     8      Dole Food Co. ....................................       264
     4      Hershey Foods Corp. ..............................       277
     6      JM Smucker Co. (The)..............................       243
     6      Pepsi Bottling Group, Inc. (The)..................       141
    11      Sensient Technologies Corp. ......................       245
                                                                 -------
                                                                   1,401
                                                                 -------
            FOREST & PAPER PRODUCTS -- 1.8%
     5      Bemis Co., Inc. ..................................       243
   *13      Pactiv Corp. .....................................       275
     5      Rayonier, Inc. ...................................       244
                                                                 -------
                                                                     762
                                                                 -------
            HEALTH SERVICES -- 2.6%
    *9      Apria Healthcare Group, Inc. .....................       191
   *14      Caremark Rx, Inc. ................................       231
    *8      Coventry Health Care, Inc. .......................       229
   *12      First Health Group Corp. .........................       302
   *+6      Sunrise Assisted Living, Inc. ....................       159
                                                                 -------
                                                                   1,112
                                                                 -------
            HOTELS & GAMING -- 0.3%
    *8      Aztar Corp. ......................................       117
                                                                 -------
            INSURANCE -- 7.0%
     6      Aetna, Inc. ......................................       226
   *16      Health Net, Inc. .................................       430
     8      Hilb Rogal & Hamilton Co. ........................       307
    *4      IPC Holdings Ltd. ................................       136
     5      MBIA, Inc. .......................................       197
    10      Old Republic International Corp. .................       274
   *11      Oxford Health Plans, Inc. ........................       394
    12      PMI Group, Inc. (The).............................       369
     7      Protective Life Corp. ............................       193

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
            INSURANCE -- (CONTINUED)
    10      Radian Group, Inc. ...............................   $   386
     3      RenaissanceRe Holdings, Ltd. .....................       131
                                                                 -------
                                                                   3,043
                                                                 -------
            MACHINERY -- 1.7%
    *9      FMC Technologies, Inc. ...........................       178
    *6      Varian Medical Systems, Inc. .....................       278
    11      York International Corp. .........................       289
                                                                 -------
                                                                     745
                                                                 -------
            MEDIA & ENTERTAINMENT -- 4.2%
    *6      Entercom Communications Corp. ....................       291
     7      Lee Enterprises, Inc. ............................       228
   *35      Park Place Entertainment Corp. ...................       297
    *7      Valassis Communications, Inc. ....................       200
     1      Washington Post Co. (The), Class B................       369
   *12      Westwood One, Inc. ...............................       448
                                                                 -------
                                                                   1,833
                                                                 -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.2%
   *15      Apogent Technologies, Inc. .......................       312
     6      Beckman Coulter, Inc. ............................       177
   *+8      Biosite Diagnostics, Inc. ........................       279
    *8      Steris Corp. .....................................       182
                                                                 -------
                                                                     950
                                                                 -------
            METALS, MINERALS & MINING -- 0.6%
    11      Precision Castparts Corp. ........................       259
                                                                 -------
            RESEARCH & TESTING FACILITIES -- 0.8%
     3      Moody's Corp. ....................................       122
    *8      Pharmaceutical Product Development, Inc. .........       222
                                                                 -------
                                                                     344
                                                                 -------
            RETAIL -- 7.5%
    10      BOB Evans Farms...................................       224
   *14      Borders Group, Inc. ..............................       225
   *11      Brinker International, Inc. ......................       345
   *13      Michales Stores, Inc. ............................       404
    *6      Neiman Marcus Group, Inc., Class A................       170
     8      Penney (J.C.) Co., Inc. ..........................       175
    11      Pier 1 Imports, Inc. .............................       214
    12      Ross Stores, Inc. ................................       487
   *12      Staples, Inc. ....................................       220
    *6      Whole Foods Market, Inc. .........................       290
   *11      Williams-Sonoma, Inc. ............................       304
    *6      Zale Corp. .......................................       204
                                                                 -------
                                                                   3,262
                                                                 -------
            SOFTWARE & SERVICES -- 7.4%
     7      Adobe Systems, Inc. ..............................       162
   *10      Affiliated Computer Services, Inc., Class A.......       505
   *19      Cadence Design Systems, Inc. .....................       229
    *8      DST Systems, Inc. ................................       267
     6      Deluxe Corp. .....................................       248
    *4      Electronic Arts, Inc. ............................       204
    *7      GTECH Holdings Corp. .............................       181
     9      Henry and Associates..............................       108

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
     9      Reynolds & Reynolds Co. (The).....................   $   237
   *12      SunGard Data Systems, Inc. .......................       290
   *14      Sybase, Inc. .....................................       188
   *14      Symantec Corp. ...................................       574
                                                                 -------
                                                                   3,193
                                                                 -------
            TRANSPORTATION -- 3.2%
     6      CSX Corp. ........................................       178
    *4      Expedia, Inc., Class A............................       234
     7      Harsco Corp. .....................................       217
    *6      Hunt (JB) Transport Services, Inc. ...............       170
     2      ITT Industries, Inc. .............................       124
     3      Magna International, Inc., Class A................       177
     5      Polaris Industries, Inc. .........................       270
                                                                 -------
                                                                   1,370
                                                                 -------
            UTILITIES -- 8.2%
    10      AGL Resources, Inc. ..............................       236
    10      Alliant Energy Corp. .............................       166
     6      Black Hills Corp. ................................       170
     6      Energen Corp. (The)...............................       186
    14      Energy East Corp. (The)...........................       307
     6      Entergy Corp. ....................................       278
     4      FirstEnergy Corp. ................................       135
     7      Idacorp, Inc. ....................................       176
     5      MDU Resources Group, Inc. ........................       126
     4      Pinnacle West Capital Corp. ......................       123
    12      Questar Corp. ....................................       345
   *19      Republic Services, Inc. ..........................       403
    12      Scana Corp. ......................................       384
    19      Wisconsin Energy Corp. ...........................       479
                                                                   3,514
                                                                 -------
            Total common stocks...............................   $43,311
                                                                 =======
WARRANTS -- 0.0%
            BANKS -- 0.0%
    12      Dime Bancorp, Inc. ...............................   $     1
                                                                 -------
            Total warrants....................................   $     1
                                                                 =======
                                                                 MARKET
SHARES                                                           VALUE
---------                                                        -------
SHORT-TERM SECURITIES -- 0.0%
            INVESTMENT COMPANIES -- 0.0%
    20      SSgA Money Market Fund............................   $    20
                                                                 -------
            Total short-term securities.......................   $    20
                                                                 =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $44,234)................  100.1%  $43,311
Total warrants (cost $ @@ ).......................    0.0         1
Total short-term securities (cost $20)............    0.0        20
                                                    -----   -------
Total investment in securities
  (total cost $44,254)............................  100.1    43,332
Cash, receivables and other assets................    1.9       804
Payable for Fund shares purchased.................   (1.7)     (728)
Payable for Fund shares redeeemed.................   (0.3)     (148)
Other liabilities.................................   (0.0)       (9)
                                                    -----   -------
Net assets........................................  100.0%  $43,251
                                                    =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 5,050 shares outstanding......................  $    51
Paid in capital.............................................   51,755
Accumulated net investment income...........................       74
Accumulated net realized loss on investments................   (7,707)
Unrealized depreciation on securities.......................     (922)
                                                              -------
Net assets..................................................  $43,251
                                                              =======

Class IA
  Net asset value per share ($43,251 / 5,050
    shares outstanding)(100,000 shares
    authorized)...................................  $8.57
                                                    =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands the cost rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INVESTORS GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.5%
            BANKS -- 7.1%
     5      American Express Co. .............................  $    165
     6      Citigroup, Inc. ..................................       219
     5      Freddie Mac.......................................       275
     3      SLM Corp. ........................................       332
                                                                --------
                                                                     991
                                                                --------
            BUSINESS SERVICES -- 0.9%
    *5      Accenture Ltd., Class A...........................        95
     1      Paychex, Inc. ....................................        33
                                                                --------
                                                                     128
                                                                --------
            COMMUNICATIONS -- 1.5%
    *4      AT&T Wireless Services, Inc. .....................        23
     7      Nokia Corp., ADR..................................       107
     4      Vodafone Group PLC, ADR...........................        77
                                                                --------
                                                                     207
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 7.6%
     2      3M Co. ...........................................       277
   *25      Cisco Systems, Inc. ..............................       324
    *8      Dell Computer Corp. ..............................       226
     3      International Business Machines Corp. ............       225
                                                                --------
                                                                   1,052
                                                                --------
            CONSUMER NON-DURABLES -- 6.1%
     5      Avon Products, Inc. ..............................       252
     1      Cardinal Health, Inc. ............................        36
     3      Colgate-Palmolive Co. ............................       178
     3      Gillette Co. (The)................................        91
     1      Procter & Gamble Co. (The)........................        69
     5      SYSCO Corp. ......................................       143
     5      Tyco International Ltd. ..........................        87
                                                                --------
                                                                     856
                                                                --------
            CONSUMER SERVICES -- 0.0%
  *@@0      Weight Watchers International, Inc. ..............         5
                                                                --------
            DRUGS -- 11.9%
     2      Abbott Laboratories...............................        68
    *7      Amgen, Inc. ......................................       316
  *@@0      Biogen, Inc. .....................................        16
     4      Eli Lilly & Co. ..................................       256
    *2      Forest Laboratories, Inc. ........................       192
    *1      Genentech, Inc. ..................................        27
    *2      Genzyme Corp. ....................................        65
    18      Pfizer, Inc. .....................................       566
     3      Teva Pharmaceutical Industries Ltd., ADR..........       108
     1      Wyeth.............................................        37
                                                                --------
                                                                   1,651
                                                                --------
            EDUCATION -- 1.0%
    *3      Apollo Group, Inc., Class A.......................       145
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.5%
  *@@0      KLA-Tencor Corp. .................................        14
    *4      Teradyne, Inc. ...................................        52
                                                                --------
                                                                      66
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 5.6%
    *6      Analog Devices, Inc. .............................  $    134
    13      General Electric Co. .............................       319
     3      Intel Corp. ......................................        39
     3      Maxim Integrated Products, Inc. ..................        96
     4      Microchip Technology, Inc. .......................        93
    *7      Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR.............................................        47
    *2      Xilinx, Inc. .....................................        49
                                                                --------
                                                                     777
                                                                --------
            ENERGY & SERVICES -- 4.0%
     1      Anadarko Petroleum Corp. .........................        48
    *4      BJ Services Co. ..................................       116
     5      EnCana Corp. .....................................       140
    *1      Noble Corp. ......................................        46
     5      Schlumberger Ltd. ................................       206
                                                                --------
                                                                     556
                                                                --------
            FINANCIAL SERVICES -- 3.2%
    *4      Alcon, Inc. ......................................       150
     5      Charles Schwab Corp. (The)........................        56
     2      Goldman Sachs Group, Inc. (The)...................       152
     2      Merrill Lynch & Co., Inc. ........................        91
                                                                --------
                                                                     449
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
     1      Anheuser-Busch Cos., Inc. ........................        58
     1      Coca-Cola Co. (The)...............................        61
     1      Hershey Foods Corp. ..............................        34
     3      Pepsi Bottling Group, Inc. (The)..................        72
     6      PepsiCo., Inc. ...................................       244
     3      Philip Morris Cos., Inc. .........................       121
                                                                --------
                                                                     590
                                                                --------
            INSURANCE -- 3.5%
     3      AFLAC, Inc. ......................................        84
     1      Ace Ltd. .........................................        41
     2      American International Group, Inc. ...............       111
     2      Marsh & McLennan Cos., Inc. ......................       111
    *2      XL Capital Ltd., Class A..........................       138
                                                                --------
                                                                     485
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.2%
    *4      Clear Channel Communications, Inc. ...............       138
    *4      Comcast Corp., Class A............................        98
    *2      Fox Entertainment Group, Inc., Class A............        62
    *9      Liberty Media Corp., Class A......................        80
    10      News Corp., Ltd. (The)............................        64
    *5      USA Networks, Inc. ...............................       103
    *3      Viacom, Inc., Class B.............................       137
     3      Walt Disney Co. (The).............................        42
                                                                --------
                                                                     724
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
    *4      Boston Scientific Corp. ..........................       183
    *1      Guidant Corp. ....................................        22
     6      Johnson & Johnson.................................       337

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- (CONTINUED)
     5      Medtronic, Inc. ..................................  $    219
  *@@0      St. Jude Medical, Inc. ...........................        16
                                                                --------
                                                                     777
                                                                --------
            METALS, MINERALS & MINING -- 1.4%
     2      Illinois Tool Works, Inc. ........................       153
     1      Lockheed Martin Corp. ............................        46
                                                                --------
                                                                     199
                                                                --------
            RETAIL -- 8.8%
    *1      Bed Bath & Beyond, Inc. ..........................        38
    *2      Best Buy Co., Inc. ...............................        41
     3      Gap, Inc. (The)...................................        53
     1      Home Depot, Inc. (The)............................        26
    *5      Kohl's Corp. .....................................       285
     2      Lowe's Cos., Inc. ................................        71
    *2      Office Depot, Inc. ...............................        35
    *6      Staples, Inc. ....................................       106
     6      TJX Cos., Inc. (The)..............................       125
     3      Target Corp. .....................................        82
     5      Wal-Mart Stores, Inc. ............................       276
     1      Walgreen Co. .....................................        23
    *1      eBay, Inc. .......................................        71
                                                                --------
                                                                   1,232
                                                                --------
            SOFTWARE & SERVICES -- 14.6%
   *10      AOL Time Warner, Inc. ............................       128
    *3      Affiliated Computer Services, Inc., Class A.......       158
     7      Automatic Data Processing, Inc. ..................       271
    *2      BEA Systems, Inc. ................................        17
    *2      Cadence Design Systems, Inc. .....................        21
     5      First Data Corp. .................................       193
    *2      Intuit, Inc. .....................................        94
   *12      Microsoft Corp. ..................................       595
   *28      Oracle Corp. .....................................       299
    *5      PeopleSoft, Inc. .................................        92
    *1      Symantec Corp. ...................................        24
    *9      VERITAS Software Corp. ...........................       134
                                                                --------
                                                                   2,026
                                                                --------
            TRANSPORTATION -- 2.8%
     2      Carnival Corp., Class A...........................        40
     2      Harley-Davidson, Inc. ............................        83
     1      Northrop Grumman Corp. ...........................       126
     1      Southwest Airlines Co. ...........................        19
     2      United Parcel Service, Inc. ......................       114
                                                                --------
                                                                     382
                                                                --------
            Total common stocks...............................  $ 13,298
                                                                ========
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE
---------                                                       --------
U.S. TREASURIES & FEDERAL AGENCIES -- 3.5%
            FEDERAL HOME LOAN BANK -- 3.5%
  $494      0.75% due 01/02/03................................  $    494
                                                                --------
            Total U.S. treasuries & federal agencies..........  $    494
                                                                ========
SHARES
---------
SHORT-TERM SECURITIES -- 0.0%
            INVESTMENT COMPANIES -- 0.0%
     4      SSgA Money Market Fund............................  $      4
                                                                --------
            Total short-term securities.......................  $      4
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $13,611)................   95.4%  $13,298
Total U.S. treasuries & federal agencies (cost
  $494)...........................................    3.5       494
Total short-term securities (cost $4).............    0.0         4
                                                    -----   -------
Total investment in securities (total cost
  $14,109)........................................   98.9    13,796
Cash, receivables and other assets................    2.6       361
Payable for securities purchased..................   (1.3)     (199)
Other liabilities.................................   (0.2)      (26)
                                                    -----   -------
Net assets........................................  100.0%  $13,932
                                                    =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 2,751 shares outstanding......................  $     28
Paid in capital.............................................    24,940
Accumulated net realized loss on investments................   (10,723)
Unrealized depreciation on securities.......................      (313)
                                                              --------
Net assets..................................................  $ 13,932
                                                              ========

Class IA
  Net asset value per share ($13,932 / 2,751
    shares outstanding) (100,000 shares
    authorized)...................................  $5.06
                                                    =====

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK II HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 95.7%
            BANKS -- 13.9%
      5     American Express Co. .............................  $   180
      5     Bank of America Corp. ............................      348
     14     Citigroup, Inc. ..................................      482
      4     Fannie Mae........................................      251
      4     Fifth Third Bancorp...............................      222
      4     Freddie Mac.......................................      224
      5     Morgan (J.P.) Chase & Co. ........................      125
      1     SLM Corp. ........................................      135
      6     Wells Fargo Co. ..................................      300
                                                                -------
                                                                  2,267
                                                                -------
            BUSINESS SERVICES -- 0.5%
      1     Omnicom Group, Inc. ..............................       81
                                                                -------
            CHEMICALS -- 1.0%
      3     Air Products & Chemicals, Inc. ...................      115
      1     du Pont (E.I.) de Nemours & Co. ..................       47
                                                                -------
                                                                    162
                                                                -------
            COMMUNICATIONS -- 3.0%
      3     AT&T Corp. .......................................       78
      2     BellSouth Corp. ..................................       54
      5     Nokia Corp., ADR..................................       73
      7     SBC Communications, Inc. .........................      182
      6     Vodafone Group PLC, ADR...........................      105
                                                                -------
                                                                    492
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 5.6%
    *26     Cisco Systems, Inc. ..............................      341
    *11     Dell Computer Corp. ..............................      283
      5     Hewlett-Packard Co. ..............................       89
      3     International Business Machines Corp. ............      194
                                                                -------
                                                                    907
                                                                -------
            CONSUMER NON-DURABLES -- 5.4%
      3     Cardinal Health, Inc. ............................      201
      4     Colgate-Palmolive Co. ............................      220
      3     Procter & Gamble Co. (The)........................      241
      7     SYSCO Corp. ......................................      217
                                                                -------
                                                                    879
                                                                -------
            DRUGS -- 7.6%
     *4     Amgen, Inc. ......................................      213
     *2     Forest Laboratories, Inc. ........................      147
     18     Pfizer, Inc. .....................................      556
      3     Pharmacia Corp. ..................................      130
      5     Wyeth.............................................      187
                                                                -------
                                                                  1,233
                                                                -------
            ELECTRICAL EQUIPMENT -- 1.5%
      3     Allergan, Inc. ...................................      150
     *3     KLA-Tencor Corp. .................................       92
                                                                -------
                                                                    242
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            ELECTRONICS -- 7.2%
     *5     Analog Devices, Inc. .............................  $   107
     20     General Electric Co. .............................      489
      9     Intel Corp. ......................................      146
      3     Linear Technology Corp. ..........................       72
      1     Maxim Integrated Products, Inc. ..................       30
      6     Microchip Technology, Inc. .......................      136
     *5     Micron Technology, Inc. ..........................       47
      5     Texas Instruments, Inc. ..........................       78
     *3     Xilinx, Inc. .....................................       60
                                                                -------
                                                                  1,165
                                                                -------
            ENERGY & SERVICES -- 5.5%
      4     ENSCO International, Inc. ........................      112
     15     Exxon Mobil Corp. ................................      524
     *3     Nabors Industries Ltd. ...........................       99
      3     Schlumberger Ltd. ................................      109
      3     Transocean, Inc. .................................       60
                                                                -------
                                                                    904
                                                                -------
            FINANCIAL SERVICES -- 3.3%
      2     Goldman Sachs Group, Inc. (The)...................      163
      4     Merrill Lynch & Co., Inc. ........................      159
      5     Morgan Stanley Dean Witter & Co. .................      208
                                                                -------
                                                                    530
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 2.4%
      3     Anheuser-Busch Cos., Inc. ........................      131
      3     Coca-Cola Co. (The)...............................      149
      3     PepsiCo., Inc. ...................................      118
                                                                -------
                                                                    398
                                                                -------
            HEALTH SERVICES -- 1.3%
      5     HCA, Inc. ........................................      216
                                                                -------
            INSURANCE -- 3.9%
      5     American International Group, Inc. ...............      312
      3     Prudential Financial, Inc. .......................      108
      3     UnitedHealth Group, Inc. .........................      217
                                                                -------
                                                                    637
                                                                -------
            MACHINERY -- 2.6%
    *16     Applied Materials, Inc. ..........................      203
      4     United Technologies Corp. ........................      217
                                                                -------
                                                                    420
                                                                -------
            MEDIA & ENTERTAINMENT -- 2.7%
     *4     Clear Channel Communications, Inc. ...............      160
     *7     Viacom, Inc., Class B.............................      285
                                                                -------
                                                                    445
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 7.4%
     *4     Boston Scientific Corp. ..........................      166
      9     Johnson & Johnson.................................      505
      6     Medtronic, Inc. ..................................      283
     *3     St. Jude Medical, Inc. ...........................      111
     *3     Zimmer Holdings, Inc. ............................      141
                                                                -------
                                                                  1,206
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 2.2%
      4     Alcoa, Inc. ......................................  $    96
      3     Lockheed Martin Corp. ............................      162
      5     Masco Corp. ......................................       99
                                                                -------
                                                                    357
                                                                -------
            RETAIL -- 8.4%
     *4     Bed Bath & Beyond, Inc. ..........................      135
     *2     Costco Wholesale Corp. ...........................       45
      5     Gap, Inc. (The)...................................       82
     10     Home Depot, Inc. (The)............................      247
     *3     Kohl's Corp. .....................................      168
      3     Limited Brands, Inc. .............................       35
      5     Target Corp. .....................................      162
     10     Wal-Mart Stores, Inc. ............................      500
                                                                -------
                                                                  1,374
                                                                -------
            SOFTWARE & SERVICES -- 7.0%
      6     First Data Corp. .................................      223
     *5     Fiserv, Inc. .....................................      153
    *12     Microsoft Corp. ..................................      595
    *11     Oracle Corp. .....................................      116
     *3     VERITAS Software Corp. ...........................       50
                                                                -------
                                                                  1,137
                                                                -------
            TRANSPORTATION -- 1.8%
      2     Canadian National Railway Co. ....................      100
      5     Carnival Corp., Class A...........................      127
      1     Harley-Davidson, Inc. ............................       60
                                                                -------
                                                                    287
                                                                -------
            UTILITIES -- 1.5%
      4     Duke Energy Corp. ................................       82
      2     FPL Group, Inc. ..................................       90
      3     Southern Co. (The)................................       79
                                                                -------
                                                                    251
                                                                -------
            Total common stocks...............................  $15,590
                                                                =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.9%
            U.S. TREASURY BILLS -- 1.5%
  $ 250     1.18% due 03/20/03................................  $   249
                                                                -------
            REPURCHASE AGREEMENT -- 2.4%
    389     State Street Repurchase Agreement dated 12/31/02,
              maturity amount $389 (Collateralized by $397
              SLMA 3.375% due 07/15/04).......................      389
                                                                -------
            Total short-term securities.......................  $   638
                                                                =======

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $19,436)........   95.7%  $15,590
Total short-term securities (cost $638)...    3.9       638
                                            -----   -------
Total investment in securities
  (total cost $20,074)....................   99.6    16,228
Cash, receivables and other assets........    0.4        69
Other liabilities.........................    0.0        (4)
                                            -----   -------
Net assets................................  100.0%  $16,293
                                            =====   =======
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000
  shares authorized; 3,115 shares outstanding....   $    31
Paid in capital..................................    28,328
Accumulated net investment income................        12
Accumulated net realized loss on investments.....    (8,227)
Unrealized depreciation on securities............    (3,846)
Unrealized depreciation on futures
  contracts ++...................................        (5)
                                                    -------
Net assets.......................................   $16,293
                                                    =======

Class IA
Net asset value per share ($16,293 / 3,115 shares
  outstanding) (100,000 shares authorized).........  $5.23
                                                     =====


    *  Non-income producing during the period.

   ++ The Fund had 5 Standard & Poor's 500 March 2003 Futures contracts open as of December 31, 2002. These contracts had a value of $220 as of December
       31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $34.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 99.5%
            BANKS -- 17.6%
      8     American Express Co. .............................  $    276
     44     Bank of America Corp. ............................     3,075
     36     Bank of New York Co., Inc. (The)..................       867
    179     Citigroup, Inc. ..................................     6,312
     25     Fannie Mae........................................     1,595
     10     Fifth Third Bancorp...............................       609
     90     Freddie Mac.......................................     5,338
     77     Mellon Financial Corp. ...........................     2,004
     21     Northern Trust Corp. .............................       729
     13     SLM Corp. ........................................     1,298
     53     State Street Corp. ...............................     2,048
     64     U.S. Bancorp......................................     1,362
     38     Wells Fargo Co. ..................................     1,786
                                                                --------
                                                                  27,299
                                                                --------
            BUSINESS SERVICES -- 2.2%
    *17     Accenture Ltd., Class A...........................       308
    *36     Cendant Corp. ....................................       381
    *77     Concord EFS, Inc. ................................     1,218
     19     Omnicom Group, Inc. ..............................     1,202
     11     Paychex, Inc. ....................................       296
                                                                --------
                                                                   3,405
                                                                --------
            COMMUNICATIONS -- 3.6%
    *60     Nextel Communications, Inc., Class A..............       696
     59     Nokia Corp., ADR..................................       919
    *29     QUALCOMM, Inc. ...................................     1,048
    164     Vodafone Group PLC, ADR...........................     2,966
                                                                --------
                                                                   5,629
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.0%
      3     3M Co. ...........................................       407
   *208     Cisco Systems, Inc. ..............................     2,727
    *62     Dell Computer Corp. ..............................     1,658
      8     International Business Machines Corp. ............       589
    *13     Lexmark International, Inc. ......................       774
                                                                --------
                                                                   6,155
                                                                --------
            CONSUMER NON-DURABLES -- 3.9%
      9     AmerisourceBergen Corp. ..........................       500
     19     Cardinal Health, Inc. ............................     1,148
     15     Colgate-Palmolive Co. ............................       802
      1     Estee Lauder Cos., Inc. (The), Class A............        32
      7     Procter & Gamble Co. (The)........................       619
     23     SYSCO Corp. ......................................       697
    132     Tyco International Ltd. ..........................     2,263
                                                                --------
                                                                   6,061
                                                                --------
            CONSUMER SERVICES -- 0.1%
     *3     Weight Watchers International, Inc. ..............       138
                                                                --------
            DRUGS -- 10.5%
     40     Abbott Laboratories...............................     1,584
    *34     Amgen, Inc. ......................................     1,644
    *16     Biovail Corp. ....................................       433
      3     Bristol-Myers Squibb Co. .........................        74
      9     Eli Lilly & Co. ..................................       572

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
    *11     Forest Laboratories, Inc. ........................  $  1,041
    *12     Gilead Sciences, Inc. ............................       411
     *3     IDEC Pharmaceuticals Corp. .......................       103
    *35     MedImmune, Inc. ..................................       951
      3     Merck & Co., Inc. ................................       170
    196     Pfizer, Inc. .....................................     5,979
     39     Pharmacia Corp. ..................................     1,628
      3     Schering-Plough Corp. ............................        69
     43     Wyeth.............................................     1,590
                                                                --------
                                                                  16,249
                                                                --------
            EDUCATION -- 1.0%
    *37     Apollo Group, Inc., Class A.......................     1,619
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.9%
      4     Allergan, Inc. ...................................       254
     41     Danaher Corp. ....................................     2,674
     *2     KLA-Tencor Corp. .................................        78
                                                                --------
                                                                   3,006
                                                                --------
            ELECTRONICS -- 4.9%
    *57     Analog Devices, Inc. .............................     1,368
    104     General Electric Co. .............................     2,530
     41     Intel Corp. ......................................       641
     61     Maxim Integrated Products, Inc. ..................     2,002
    *19     QLogic Corp. .....................................       645
     28     Texas Instruments, Inc. ..........................       423
     *3     Xilinx, Inc. .....................................        70
                                                                --------
                                                                   7,679
                                                                --------
            ENERGY & SERVICES -- 1.9%
    *30     BJ Services Co. ..................................       966
     30     Exxon Mobil Corp. ................................     1,033
     22     Schlumberger Ltd. ................................       905
                                                                --------
                                                                   2,904
                                                                --------
            FINANCIAL SERVICES -- 3.5%
   *@@0     Berkshire Hathaway, Inc., Class A.................       218
     38     Charles Schwab Corp. (The)........................       407
     11     Franklin Resources, Inc. .........................       368
     17     Goldman Sachs Group, Inc. (The)...................     1,124
     12     Legg Mason, Inc. .................................       573
     32     Merrill Lynch & Co., Inc. ........................     1,199
     40     Morgan Stanley Dean Witter & Co. .................     1,577
                                                                --------
                                                                   5,466
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.3%
     11     Anheuser-Busch Cos., Inc. ........................       542
     35     Coca-Cola Co. (The)...............................     1,534
     14     General Mills, Inc. ..............................       671
     31     PepsiCo., Inc. ...................................     1,301
     16     Philip Morris Cos., Inc. .........................       636
     49     Unilever PLC......................................       465
                                                                --------
                                                                   5,149
                                                                --------
            HEALTH SERVICES -- 1.0%
     37     HCA, Inc. ........................................     1,544
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ixHotels & Gaming -- 0.3%
    *15     MGM Grand, Inc. ..................................  $    488
                                                                --------
            INSURANCE -- 8.8%
      3     Allstate Corp. (The)..............................       111
      9     Ambac Financial Group, Inc. ......................       489
     59     American International Group, Inc. ...............     3,425
     42     Marsh & McLennan Cos., Inc. ......................     1,945
     10     Progressive Corp. (The)...........................       511
    *50     Travelers Property Casualty Corp., Class A........       740
     58     UnitedHealth Group, Inc. .........................     4,826
    *24     Wellpoint Health Networks, Inc. ..................     1,672
                                                                --------
                                                                  13,719
                                                                --------
            MACHINERY -- 2.1%
    *29     Applied Materials, Inc. ..........................       377
     45     Baker Hughes, Inc. ...............................     1,442
     10     Deere & Co. ......................................       445
    *32     Smith International, Inc. ........................     1,028
                                                                --------
                                                                   3,292
                                                                --------
            MEDIA & ENTERTAINMENT -- 6.6%
    *61     Clear Channel Communications, Inc. ...............     2,278
    *52     Comcast Corp. ....................................     1,168
    *40     EchoStar Communications Corp., Class A............       879
    *81     Liberty Media Corp., Class A......................       722
      2     Scripps (E.W.) Co. (The), Class A.................       139
    *44     USA Networks, Inc. ...............................     1,013
    *22     Univision Communications, Inc., Class A...........       529
    *80     Viacom, Inc., Class B.............................     3,258
     20     Walt Disney Co. (The).............................       325
                                                                --------
                                                                  10,311
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
     26     Baxter International, Inc. .......................       728
     14     Biomet, Inc. .....................................       401
     59     Johnson & Johnson.................................     3,147
     24     Medtronic, Inc. ..................................     1,072
                                                                --------
                                                                   5,348
                                                                --------
            RETAIL -- 5.5%
    *13     Best Buy Co., Inc. ...............................       305
     80     Home Depot, Inc. (The)............................     1,910
    *19     Kohl's Corp. .....................................     1,074
    *32     Starbucks Corp. ..................................       642
     64     Target Corp. .....................................     1,917
     48     Wal-Mart Stores, Inc. ............................     2,409
      8     Walgreen Co. .....................................       231
                                                                --------
                                                                   8,488
                                                                --------
            SOFTWARE & SERVICES -- 11.5%
    *96     AOL Time Warner, Inc. ............................     1,258
      5     Adobe Systems, Inc. ..............................       122
    *48     Affiliated Computer Services, Inc., Class A.......     2,538
     23     Automatic Data Processing, Inc. ..................       883
    *10     Choicepoint, Inc. ................................       391
     *1     Electronic Arts, Inc. ............................        40

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            SOFTWARE & SERVICES -- (CONTINUED)
    120     First Data Corp. .................................  $  4,239
    *26     Fiserv, Inc. .....................................       873
   *118     Microsoft Corp. ..................................     6,080
    *14     SunGard Data Systems, Inc. .......................       330
    *21     VERITAS Software Corp. ...........................       329
    *41     Yahoo!, Inc. .....................................       675
                                                                --------
                                                                  17,758
                                                                --------
            TRANSPORTATION -- 1.9%
     29     Carnival Corp., Class A...........................       714
     *1     Expedia, Inc., Class A............................        87
     20     Harley-Davidson, Inc. ............................       910
     17     Honeywell International, Inc. ....................       401
     11     United Parcel Service, Inc. ......................       713
                                                                --------
                                                                   2,825
                                                                --------
            Total common stocks...............................  $154,532
                                                                ========
SHORT-TERM SECURITIES -- 0.4%
            INVESTMENT COMPANIES -- 0.4%
    633     SSgA Money Market Fund............................  $    633
      3     T Rowe Reserve Fund...............................         3
                                                                --------
                                                                     636
                                                                --------
            Total short-term securities.......................  $    636
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $182,085)...............   99.5%  $154,532
Total short-term securities (cost $636)...........    0.4        636
                                                    -----   --------
Total investment in securities (total cost
  $182,721).......................................   99.9    155,168
Cash, receivables and other assets................    0.2        417
Payable for securities purchased..................   (0.1)      (145)
Payable for fund shares redeemed..................   (0.0)       (64)
Other liabilities.................................   (0.0)       (43)
                                                    -----   --------
Net assets........................................  100.0%  $155,333
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.010 per share; 100,000 shares
  authorized; 12,229 shares outstanding.....................  $    122
Paid in capital.............................................   209,219
Accumulated net investment income...........................        58
Accumulated net realized loss on investments................   (26,513)
Unrealized depreciation on securities.......................   (27,553)
                                                              --------
Net assets..................................................  $155,333
                                                              ========

Class IA
  Net asset value per share ($155,333 / 12,229
    shares outstanding) (100,000 shares
    authorized)...................................  $12.70
                                                    ======

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.8%
            BANKS -- 17.9%
     34     Astoria Financial Corp. ..........................  $    912
    104     CIT Group, Inc. ..................................     2,029
    136     Citigroup, Inc. ..................................     4,789
     54     Fannie Mae........................................     3,474
     23     Freddie Mac.......................................     1,364
     96     Hibernia Corp., Class A...........................     1,851
     52     UnionBanCal Corp. ................................     2,058
                                                                --------
                                                                  16,477
                                                                --------
            BUSINESS SERVICES -- 1.2%
    *73     BearingPoint, Inc. ...............................       500
   *236     UnitedGlobalCom, Inc., Class A....................       565
                                                                --------
                                                                   1,065
                                                                --------
            CHEMICALS -- 1.2%
      8     Air Products & Chemicals, Inc. ...................       321
     75     IMC Global, Inc. .................................       795
                                                                --------
                                                                   1,116
                                                                --------
            COMMUNICATIONS -- 0.2%
  *+221     McLeodUSA, Inc., Class A..........................       185
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
    *39     Cisco Systems, Inc. ..............................       511
     29     International Business Machines Corp. ............     2,271
   *142     Solectron Corp. ..................................       505
                                                                --------
                                                                   3,287
                                                                --------
            CONSTRUCTION -- 2.6%
    *14     Beazer Homes USA, Inc. ...........................       873
    *41     Clayton Homes, Inc. ..............................       501
    *52     Toll Brothers, Inc. ..............................     1,052
                                                                --------
                                                                   2,426
                                                                --------
            CONSUMER DURABLES -- 1.7%
    *80     Arrow Electronics, Inc. ..........................     1,019
     16     Lafarge North America, Inc. ......................       519
                                                                --------
                                                                   1,538
                                                                --------
            CONSUMER NON-DURABLES -- 4.3%
    230     Tyco International Ltd. ..........................     3,934
                                                                --------
            DRUGS -- 5.3%
     24     Abbott Laboratories...............................       956
     16     Aventis S.A., ADR.................................       856
     50     Pharmacia Corp. ..................................     2,086
     26     Wyeth.............................................       976
                                                                --------
                                                                   4,874
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.3%
     26     Rockwell Automation, Inc. ........................       545
    *51     Teradyne, Inc. ...................................       665
                                                                --------
                                                                   1,210
                                                                --------
            ELECTRONICS -- 2.6%
     10     Ametek, Inc. .....................................       385
    *48     Fairchild Semiconductor International Corp., Class
              A...............................................       509

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- (CONTINUED)
    *73     Micron Technology, Inc. ..........................  $    714
    *71     Vishay Intertechnology, Inc. .....................       796
                                                                --------
                                                                   2,404
                                                                --------
            ENERGY & SERVICES -- 7.1%
     40     Devon Energy Corp. ...............................     1,841
     29     EnCana Corp. .....................................       905
     48     GlobalSantaFe Corp. ..............................     1,170
     18     IHC Caland N.V. ..................................       929
     39     Petroleo Brasileiro S.A., ADR.....................       580
     24     Royal Dutch Petroleum Co., NY Shares..............     1,074
                                                                --------
                                                                   6,499
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.4%
    263     Abitibi-Consolidated, Inc. .......................     2,025
    *71     Smurfit-Stone Container Corp. ....................     1,088
                                                                --------
                                                                   3,113
                                                                --------
            INSURANCE -- 15.0%
     50     Ace Ltd. .........................................     1,452
     13     CIGNA Corp. ......................................       543
    *56     Health Net, Inc. .................................     1,486
     20     MBIA, Inc. .......................................       895
    *72     Oxford Health Plans, Inc. ........................     2,613
    *21     Platinum Underwriters Holdings Ltd. ..............       548
     92     RenaissanceRe Holdings Ltd. ......................     3,659
     44     St. Paul Cos., Inc. (The).........................     1,508
     *6     Travelers Property Casualty Corp., Class A........        88
    *65     Travelers Property Casualty Corp., Class B........       956
     *1     WellChoice, Inc. .................................        31
                                                                --------
                                                                  13,779
                                                                --------
            MACHINERY -- 3.6%
   *142     Axcelis Technologies, Inc. .......................       799
     17     Eaton Corp. ......................................     1,320
    *80     Flowserve Corp. ..................................     1,177
                                                                --------
                                                                   3,296
                                                                --------
            MEDIA & ENTERTAINMENT -- 7.0%
     33     Blockbuster, Inc., Class A .......................       408
    *51     COX Communications, Inc. .........................     1,434
   *205     Comcast Corp. ....................................     4,633
                                                                --------
                                                                   6,475
                                                                --------
            METALS, MINERALS & MINING -- 3.4%
    125     Alcoa, Inc. ......................................     2,845
     12     Engelhard Corp. ..................................       264
                                                                --------
                                                                   3,109
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.3%
     15     Monsanto Co. .....................................       285
                                                                --------
            RETAIL -- 9.7%
    *47     BJ's Wholesale Club, Inc. ........................       867
     61     Foot Locker, Inc. ................................       638
   *124     Kroger Co. (The)..................................     1,917
     27     Pier 1 Imports, Inc. .............................       505

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     48     Ross Stores, Inc. ................................  $  2,018
    153     TJX Cos., Inc. (The)..............................     2,987
                                                                --------
                                                                   8,932
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.1%
     29     Compagnie Generale des Etablissements Michelin,
              Class B.........................................     1,000
                                                                --------
            SOFTWARE & SERVICES -- 2.1%
   *100     AOL Time Warner, Inc. ............................     1,307
    *47     Sybase, Inc. .....................................       626
                                                                --------
                                                                   1,933
                                                                --------
            TRANSPORTATION -- 1.7%
     12     Canadian National Railway Co. ....................       482
   *+44     Continental Airlines, Inc., Class B...............       318
    *79     ExpressJet Holdings, Inc. ........................       807
                                                                --------
                                                                   1,607
                                                                --------
            UTILITIES -- 1.5%
     12     CMS Energy Corp. .................................       112
     14     FirstEnergy Corp. ................................       465
     11     PPL Corp. ........................................       364
     11     Progress Energy, Inc. ............................       486
                                                                --------
                                                                   1,427
                                                                --------
            Total common stocks...............................  $ 89,971
                                                                ========
SHORT-TERM SECURITIES -- 2.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.8%
    706     Boston Global Investment Trust....................  $    706
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.9%
 $1,731     Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 01/02/03....................................  $  1,731
                                                                --------
            Total short-term securities.......................  $  2,437
                                                                ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $101,032)......   97.8%  $ 89,971
Total short-term securities (cost
  $2,437)................................    2.7      2,437
                                           =====   ========
Total investment in securities (total
  cost $103,469) -- including $435 of
  securities loaned (See Note 2(i))......  100.5     92,408
Cash, receivables and other assets.......    0.5        417
Payable for securities purchased.........   (0.2)      (159)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (0.8)      (706)
Other liabilities........................   (0.0)        (7)
                                           -----   --------
Net assets...............................  100.0%  $ 91,953
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 200,000 shares
  authorized; 8,467 shares outstanding......................  $     85
Paid in capital.............................................   122,061
Accumulated net investment income...........................       618
Accumulated net realized loss on investments................   (19,750)
Unrealized depreciation on securities.......................   (11,061)
                                                              --------
Net assets..................................................  $ 91,953
                                                              ========

Class IA
  Net asset value per share ($88,793 / 8,176
    shares outstanding) (187,500 shares
    authorized)...................................  $10.86
                                                    ======
Class IB
    Net asset value per share ($3,160 / 291 shares
      outstanding) (12,500 shares authorized).....  $10.84
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- 90.4%
            APPAREL & TEXTILE -- 2.4%
    136     Wolverine World Wide, Inc. .......................   $ 2,055
                                                                 -------
            BANKS -- 8.6%
     30     Downey Financial Corp. ...........................     1,166
     55     FNB Corp. ........................................     1,514
    +80     Greater Bay Bancorp...............................     1,383
     65     Seacoast Financial Services Corp. ................     1,301
     50     Susquehanna Bancshares, Inc. .....................     1,042
     50     Waypoint Financial Corp. .........................       890
                                                                 -------
                                                                   7,296
                                                                 -------
            COMMUNICATIONS -- 2.4%
   *105     C-COR.net Corp. ..................................       349
    *73     Foundry Networks, Inc. ...........................       513
   *230     Openwave Systems, Inc. ...........................       460
   *110     REMEC, Inc. ......................................       426
   *135     Stratex Networks, Inc. ...........................       298
                                                                 -------
                                                                   2,046
                                                                 -------
            COMPUTERS & OFFICE EQUIPMENT -- 1.7%
   *130     Advanced Digital Information Corp. ...............       872
    *94     Infocus Corp. ....................................       579
                                                                 -------
                                                                   1,451
                                                                 -------
            CONSTRUCTION -- 3.6%
   *113     Dycom Industries, Inc. ...........................     1,497
     63     Standard-Pacific Corp. ...........................     1,547
                                                                 -------
                                                                   3,044
                                                                 -------
            CONSUMER DURABLES -- 3.8%
    *40     Furniture Brands International, Inc. .............       954
     94     La-Z-Boy, Inc. ...................................     2,245
                                                                 -------
                                                                   3,199
                                                                 -------
            EDUCATION -- 0.4%
    *19     DeVry, Inc. ......................................       311
                                                                 -------
            ELECTRICAL EQUIPMENT -- 2.1%
    *25     Mettler Toledo International, Inc. ...............       802
    *76     Newport Corp. ....................................       955
                                                                 -------
                                                                   1,757
                                                                 -------
            ELECTRONICS -- 0.9%
    *55     Integrated Silicon Solutions, Inc. ...............       241
   *135     Silicon Storage Technology, Inc. .................       547
                                                                 -------
                                                                     788
                                                                 -------
            ENERGY & SERVICES -- 11.6%
    *45     Cimarex Energy Co. ...............................       806
   *295     Key Energy Services, Inc. ........................     2,646
    *38     Newfield Exploration Co. .........................     1,363
     38     Noble Energy, Inc. ...............................     1,427
     23     Pogo Producing Co. ...............................       857
    *57     Stone Energy Corp. ...............................     1,885
    *35     Tom Brown, Inc. ..................................       879
                                                                 -------
                                                                   9,863
                                                                 -------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
            FOREST & PAPER PRODUCTS -- 1.6%
     30     Rayonier, Inc. ...................................   $ 1,358
                                                                 -------
            HEALTH SERVICES -- 3.5%
    *10     LifePoint Hospitals, Inc. ........................       299
   *100     Manor Care, Inc. .................................     1,861
    *85     Province Healthcare Co. ..........................       827
                                                                 -------
                                                                   2,987
                                                                 -------
            INSURANCE -- 5.1%
     76     Horace Mann Educators Corp. ......................     1,165
    *57     IPC Holdings Ltd. ................................     1,798
     50     Old Republic International Corp. .................     1,400
                                                                 -------
                                                                   4,363
                                                                 -------
            MACHINERY -- 10.6%
    *79     Asyst Technologies, Inc. .........................       581
     50     Briggs & Stratton Corp. ..........................     2,120
   *150     Joy Global, Inc. .................................     1,689
     75     Kaydon Corp. .....................................     1,591
     68     Manitowoc Co. ....................................     1,734
     30     Tecumseh Products Co., Class A....................     1,310
                                                                 -------
                                                                   9,025
                                                                 -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
    *50     Cytyc Corp. ......................................       510
     38     Invacare Corp. ...................................     1,265
                                                                 -------
                                                                   1,775
                                                                 -------
            METALS, MINERALS & MINING -- 2.8%
  *+150     Global Power Equipment Group, Inc. ...............       740
    *82     Maverick Tube Corp. ..............................     1,068
     22     Texas Industries, Inc. ...........................       535
                                                                 -------
                                                                   2,343
                                                                 -------
            REAL ESTATE INVESTMENT TRUST -- 7.4%
     55     Brandywine Realty Trust...........................     1,200
     10     Gables Residential Trust..........................       241
     60     Home Properties of NY, Inc. ......................     2,067
     31     JDN Realty Corp. .................................       338
     30     Parkway Properties, Inc. .........................     1,052
     50     Prentiss Properties Trust.........................     1,414
                                                                 -------
                                                                   6,312
                                                                 -------
            RETAIL -- 0.6%
     45     Casey's General Stores, Inc. .....................       549
                                                                 -------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
     11     Schulman (A.), Inc. ..............................       205
                                                                 -------
            SOFTWARE & SERVICES -- 5.3%
    *66     Covansys Corp. ...................................       248
    *90     Filenet Corp. ....................................     1,098
   *135     Informatica Corp. ................................       778
   *145     Micromuse, Inc. ..................................       554
   *120     SonicWALL, Inc. ..................................       436
    *74     Transaction Systems Architects, Inc. .............       482
   *115     webMethods, Inc. .................................       945
                                                                 -------
                                                                   4,541
                                                                 -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 13.7%
     65     AO Smith Corp. ...................................   $ 1,753
     50     Airborne, Inc. ...................................       742
     55     CNF Transportation, Inc. .........................     1,828
     90     Federal Signal Corp. .............................     1,748
     18     GATX Corp. .......................................       411
     20     Harsco Corp. .....................................       638
    *26     Kansas City Southern..............................       312
     35     Teekay Shipping Corp. ............................     1,425
   +100     Trinity Industries, Inc. .........................     1,896
   *100     Wabash National Corp. ............................       838
                                                                 -------
                                                                  11,591
                                                                 -------
            Total common stocks...............................   $76,859
                                                                 =======
SHORT-TERM SECURITIES -- 15.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.8%
  3,713     Boston Global Investment Trust....................   $ 3,713
                                                                 -------
PRINCIPAL
AMOUNT
---------
            EURODOLLAR TIME DEPOSIT -- 10.2%
 $8,688     Dated 12/31/02, maturity amount $8,688, direct       $ 8,688
              obligations of State Street Bank
              0.75% due 01/02/03..............................
                                                                 -------
            Total short-term securities.......................   $12,401
                                                                 =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $84,261)........   90.4%  $76,859
Total short-term securities (cost
  $12,401)................................   15.0    12,401
                                            -----   -------
Total investment in securities (total cost
  $96,662)................................  105.4    89,260
Cash, receivables and other assets........    0.3       222
Payable for securities purchased..........   (0.7)     (544)
Payable for Fund shares redeeemed.........   (0.2)     (179)
Securities lending collateral payable to
  brokers.................................   (4.8)   (3,713)
Other liabilities.........................   (0.0)      (16)
                                            -----   -------
Net assets................................  100.0%  $85,030
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  100,000 shares authorized; 7,817 shares
  outstanding...................................   $    78
Paid in capital.................................    92,104
Accumulated net investment income...............       458
Accumulated net realized loss on investments....      (208)
Unrealized depreciation on securities...........    (7,402)
                                                   -------
Net assets......................................   $85,030
                                                   =======

Class IA
Net asset value per share ($85,030 / 7,817 shares
  outstanding) (100,000 shares authorized).......   $10.88
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.8%
       38   Adidas AG.........................................  $  3,230
      318   Industria de Diseno Textil S.A. ..................     7,516
                                                                --------
                                                                  10,746
                                                                --------
            BANKS -- 7.4%
       43   Bank One Corp. ...................................     1,568
      118   Bank of America Corp. ............................     8,188
      501   Citigroup, Inc. ..................................    17,633
      783   Credit Suisse Group...............................    16,998
                                                                --------
                                                                  44,387
                                                                --------
            BUSINESS SERVICES -- 1.0%
    1,486   Capita Group PLC..................................     5,909
                                                                --------
            CHEMICALS -- 1.9%
      262   du Pont (E.I.) de Nemours & Co. ..................    11,113
                                                                --------
            COMMUNICATIONS -- 16.4%
   +2,077   Alcatel S.A. .....................................     9,109
  *19,268   China Telecom Corp., Ltd. ........................     3,385
  *+6,338   China Unicom Ltd. ................................     4,307
      237   Deutsche Telekom AG...............................     3,038
    2,848   Koninklijke KPN N.V. .............................    18,527
    1,415   Nokia Oyj.........................................    22,503
  *+9,396   Nortel Networks Corp. ............................    15,127
    9,710   Vodafone Group PLC................................    17,743
  *+1,047   Wanadoo...........................................     4,693
                                                                --------
                                                                  98,432
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.0%
      123   3M Co. ...........................................    15,154
     *651   Dell Computer Corp. ..............................    17,418
      198   Hewlett-Packard Co. ..............................     3,429
                                                                --------
                                                                  36,001
                                                                --------
            CONSTRUCTION -- 0.9%
      298   Halliburton Co. ..................................     5,566
                                                                --------
            CONSUMER NON-DURABLES -- 2.8%
      268   Unilever N.V., NY Shares..........................    16,533
                                                                --------
            DRUGS -- 10.0%
      *63   Amgen, Inc. ......................................     3,050
       85   AstraZeneca PLC...................................     3,035
      230   Eli Lilly & Co. ..................................    14,605
      598   Pfizer, Inc. .....................................    18,290
      774   Schering-Plough Corp. ............................    17,172
      100   Teva Pharmaceutical Industries Ltd., ADR..........     3,876
                                                                --------
                                                                  60,028
                                                                --------
            ELECTRONICS -- 5.6%
      720   General Electric Co. .............................    17,534
      @88   Samsung Electronics Co., Ltd., GDR................    11,713
       32   Samsung Electronics Co., Ltd., GDR................     4,211
                                                                --------
                                                                  33,458
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 7.0%
   +5,682   Cnooc Ltd. .......................................  $  7,395
      678   Exxon Mobil Corp. ................................    23,679
      155   Schlumberger Ltd. ................................     6,537
       31   TotalFinaElf S.A., B Shares.......................     4,384
                                                                --------
                                                                  41,995
                                                                --------
            FINANCIAL SERVICES -- 4.6%
      873   AXA...............................................    11,721
       35   Goldman Sachs Group, Inc. (The)...................     2,390
      213   Merrill Lynch & Co., Inc. ........................     8,095
    1,556   Nikko Cordial Corp. ..............................     5,245
                                                                --------
                                                                  27,451
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 7.3%
      189   Coca-Cola Co. (The)...............................     8,264
    1,201   Compass Group PLC.................................     6,362
       34   Groupe Danone.....................................     4,534
    1,231   Imperial Tobacco Group PLC........................    20,854
      598   Woolworths Ltd. ..................................     3,836
                                                                --------
                                                                  43,850
                                                                --------
            INSURANCE -- 1.9%
      864   Aegon N.V. .......................................    11,110
                                                                --------
            MACHINERY -- 2.8%
     *118   American Standard Cos., Inc. .....................     8,380
      149   Deere & Co. ......................................     6,850
      222   Tomra Systems ASA.................................     1,442
                                                                --------
                                                                  16,672
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.1%
     *355   British Sky Broadcasting PLC......................     3,655
   +1,087   Mediaset S.p.A. ..................................     8,283
     +118   Societe Television Francaise 1....................     3,155
     *112   Viacom, Inc., Class B.............................     4,553
     +696   Vivendi S.A. .....................................    11,234
                                                                --------
                                                                  30,880
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
      218   Medtronic, Inc. ..................................     9,941
                                                                --------
            METALS, MINERALS & MINING -- 4.2%
      150   AngloGold Ltd., ADR...............................     5,122
       51   Lukoil ADR........................................     3,127
      @49   Lukoil Holdings ADR...............................     2,992
      214   Newmont Mining Corp. .............................     6,198
     +311   SFK AB............................................     8,067
                                                                --------
                                                                  25,506
                                                                --------
            RETAIL -- 4.3%
      351   Fast Retailing Co., Ltd. .........................    12,374
       12   Wal-Mart Stores, Inc. ............................       616
     *190   eBay, Inc. .......................................    12,886
                                                                --------
                                                                  25,876
                                                                --------
            SOFTWARE & SERVICES -- 3.1%
     *373   Microsoft Corp. ..................................    19,274
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 0.1%
      134   P&O Princess Cruises PLC..........................  $    926
                                                                --------
            Total common stocks...............................  $575,654
                                                                ========
SHORT-TERM SECURITIES -- 13.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.4%
   44,577   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 44,577
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
  $34,911   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 34,911
                                                                --------
            Total short-term securities.......................  $ 79,488
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $553,008)......   95.9%  $575,654
Total short-term securities (cost
  $79,488)...............................   13.2     79,488
                                           -----   --------
Total investment in securities (total
  cost $632,496) -- including $40,310 of
  securities loaned (See Note 2(i))......  109.1    655,142
Cash, receivables and other assets.......    0.2      1,320
Payable for securities purchased.........   (1.5)    (9,002)
Payable for Fund shares redeemed.........   (0.4)    (2,487)
Payable for accounting services..........   (0.0)        (1)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (7.4)   (44,577)
Other liabilities........................   (0.0)       (73)
                                           -----   --------
Net assets...............................  100.0%  $600,322
                                           =====   ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,200,000 shares authorized; 52,214 shares
  outstanding..................................  $      52
Paid in capital................................    876,406
Accumulated net investment income..............      1,132
Accumulated net realized loss on investments...   (299,895)
Unrealized appreciation on securities..........     22,646
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (9)
Unrealized depreciation on other assets and
  liabilities in foreign currencies............        (10)
                                                 ---------
Net assets.....................................  $ 600,322
                                                 =========
Class IA
  Net asset value per share ($544,901 / 47,382
    shares outstanding) (3,000,000 shares
    authorized)................................     $11.50
                                                 =========
Class IB
  Net asset value per share ($55,421 / 4,832
    shares outstanding) (200,000 shares
    authorized)................................     $11.47
                                                 =========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $14,705 or 2.4% of net assets.


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $1,128             $1,124          1/3/2003              $  4
British Pound (Buy)                602                603          1/6/2003                (1)
EURO (Buy)                       1,513              1,511          1/3/2003                 2
EURO (Buy)                       3,421              3,420          1/6/2003                 1
EURO (Buy)                       1,907              1,904          1/7/2003                 3
Norwegian Krone (Sell)             750                732          1/2/2003               (18)
                                                                                         ----
                                                                                         $ (9)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- 97.1%
            AUSTRALIA -- 2.3%
     330    Broken Hill Proprietary Co., Ltd. (Metals,
              Minerals & Mining)..............................   $  1,887
                                                                 --------
            DENMARK -- 1.6%
      45    Novo Nordisk AS (Drugs)...........................      1,286
                                                                 --------
            FINLAND -- 2.8%
     142    Nokia Oyj (Communications)........................      2,254
                                                                 --------
            FRANCE -- 8.2%
     +36    BNP Paribas S.A. (Banks)..........................      1,483
      18    Carrefour S.A. (Retail)...........................        806
      32    Lagardere S.C.A. (Media & Entertainment)..........      1,284
      10    Schneider Electric S.A. (Electrical Equipment)....        449
      19    TotalFinaElf S.A., B Shares (Energy & Services)...      2,686
                                                                 --------
                                                                    6,708
                                                                 --------
            GERMANY -- 2.0%
      35    BMW AG (Transportation)...........................      1,054
     +14    Siemens AG (Electronics)..........................        586
                                                                 --------
                                                                    1,640
                                                                 --------
            HONG KONG -- 1.2%
     118    CLP Holdings Ltd. (Energy & Services).............        473
     358    Hong Kong & China Gas (Energy & Services).........        464
                                                                 --------
                                                                      937
                                                                 --------
            IRELAND -- 4.0%
      94    Allied Irish Banks PLC (Banks)....................      1,282
     110    Bank of Ireland (Banks)...........................      1,125
      71    CRH PLC (Metals, Minerals & Mining)...............        879
                                                                 --------
                                                                    3,286
                                                                 --------
            ITALY -- 7.3%
     +97    Alleanza Assicurazioni S.p.A. (Insurance).........        733
    +185    ENI S.p.A. (Energy & Services)....................      2,944
      92    Snam Rete Gas S.p.A. (Transportation).............        314
    +255    Telecom Italia S.p.A. (Communications)............      1,935
                                                                 --------
                                                                    5,926
                                                                 --------
            JAPAN -- 13.7%
       9    Acom Co., Ltd. (Financial Services)...............        302
     +41    Canon, Inc. (Computers & Office Equipment)........      1,544
     @@0    East Japan Railway Co. (Transportation)...........      1,087
      56    Kao Corp. (Consumer Non-Durables).................      1,229
     @@0    NTT DoCoMo, Inc. (Communications).................        696
     313    Nikko Cordial Corp. (Financial Services)..........      1,055
     @@0    Nippon Telegraph & Telephone Corp.
              (Communications)................................        872
     252    Nissan Motor Co., Ltd. (Transportation)...........      1,966
      31    Sony Corp. (Electronics)..........................      1,308

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            JAPAN -- (CONTINUED)
      86    Tokyo Gas Co., Ltd. (Energy & Services)...........   $    270
      31    Toyota Motor Corp. (Transportation)...............        844
                                                                 --------
                                                                   11,173
                                                                 --------
            NETHERLANDS -- 10.7%
      78    ABN AMRO Holdings N.V. (Financial Services).......      1,267
      50    Heineken N.V. (Food, Beverage & Tobacco)..........      1,959
     363    Koninklijke KPN N.V. (Communications).............      2,360
      34    Philips Electronics N.V. (Electronics)............        589
      57    Royal Dutch Petroleum Co. (Energy & Services).....      2,527
                                                                 --------
                                                                    8,702
                                                                 --------
            SINGAPORE -- 1.8%
     132    Oversea-Chinese Banking Corp., Ltd. (Banks).......        734
     111    United Overseas Bank Ltd. (Financial Services)....        757
                                                                 --------
                                                                    1,491
                                                                 --------
            SPAIN -- 2.8%
      56    Altadis S.A. (Food, Beverage & Tobacco)...........      1,273
     +83    Endesa S.A. (Utilities)...........................        975
                                                                 --------
                                                                    2,248
                                                                 --------
            SWEDEN -- 0.5%
      19    Sandvik AB (Construction).........................        426
                                                                 --------
            SWITZERLAND -- 7.4%
      72    Compagnie Financiere Richemont AG (Retail)........      1,351
      19    Credit Suisse Group (Banks).......................        410
      65    Novartis AG (Drugs)...............................      2,368
      40    UBS AG (Banks)....................................      1,925
                                                                 --------
                                                                    6,054
                                                                 --------
            UNITED KINGDOM -- 30.8%
     113    Amersham PLC (Medical Instruments & Supplies).....      1,012
     259    BP PLC (Energy & Services)........................      1,785
     268    BT Group PLC (Communications).....................        842
     181    Barclays PLC (Banks)..............................      1,119
     188    Boots Co. PLC (Retail)............................      1,764
     200    Cadbury Schweppes PLC (Food, Beverage &
              Tobacco)........................................      1,250
     151    Diageo PLC (Food, Beverage & Tobacco).............      1,646
     159    GlaxoSmithKline PLC (Drugs).......................      3,052
     232    HSBC Holdings PLC (Banks).........................      2,564
      96    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................      1,626
     300    Kingfisher PLC (Retail)...........................      1,075
      52    Royal Bank of Scotland Group PLC (Banks)..........      1,254
      86    Standard Chartered PLC (Financial Services).......        981
     284    Tesco PLC (Retail)................................        886

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                        --------
UNITED KINGDOM -- (CONTINUED)
 $   183    Unilever PLC (Food, Beverage & Tobacco)...........   $  1,745
   1,319    Vodafone Group PLC (Communications)...............      2,410
                                                                 --------
                                                                   25,011
                                                                 --------
            Total common stocks...............................   $ 79,029
                                                                 ========
 SHARES
 -------
SHORT-TERM SECURITIES -- 15.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 12.5%
  10,188    State Street Navigator Securities Lending Prime
              Portfolio.......................................   $ 10,188
                                                                 --------
PRINCIPAL
 AMOUNT
 -------
            U.S. TREASURY BONDS HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.0%
 $   @@0    8.00% due 11/15/21................................
     @@0    8.125% due 8/15/19................................         --
     @@0    10.375% due 11/15/12..............................         --
     @@0    10.75% due 2/15/03................................         --
     @@0    11.125% due 8/15/03...............................         --
     @@0    12.00% due 8/15/13................................         --
                                                                 --------
                                                                       --
 SHARES
 -------
            INVESTMENT COMPANIES -- 3.0%
   2,410    SSgA Money Market Fund............................      2,410
                                                                 --------
            Total short-term securities.......................   $ 12,598
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $84,644)................   97.1%  $ 79,029
Total short-term securities (cost $12,598)........   15.5     12,598
                                                    -----   --------
Total investment in securities (total cost
  $97,242) -- including $9,681 of securities
  loaned (See Note 2(i))..........................  112.6     91,627
Cash, receivables and other assets................    0.6        457
Payable for securities purchased..................   (0.4)      (308)
Payable for Fund shares redeemed..................   (0.3)      (215)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (12.5)   (10,188)
Other liabilities.................................   (0.0)       (21)
                                                    -----   --------
Net assets........................................  100.0%  $ 81,352
                                                    =====   ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  100,000 shares authorized; 8,719 shares
  outstanding...................................  $     87
Paid in capital.................................   121,208
Accumulated net investment income...............       947
Accumulated net realized loss on investments....   (35,287)
Unrealized depreciation on securities...........    (5,615)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        12
                                                  --------
Net assets......................................  $ 81,352
                                                  ========

DIVERSIFICATION BY INDUSTRY
Banks.............................................   14.6%  $11,896
Communications....................................   14.0    11,369
Computers & Office Equipment......................    1.9     1,544
Construction......................................    0.5       426
Consumer Non-Durables.............................    1.5     1,229
Drugs.............................................    8.2     6,706
Electrical Equipment..............................    0.6       449
Electronics.......................................    3.1     2,483
Energy & Services.................................   13.7    11,149
Financial Services................................    5.4     4,362
Food, Beverage & Tobacco..........................   11.7     9,499
Insurance.........................................    0.9       733
Media & Entertainment.............................    1.6     1,284
Medical Instruments & Supplies....................    1.2     1,012
Metals, Minerals & Mining.........................    3.4     2,766
Retail............................................    7.2     5,882
Transportation....................................    6.5     5,265
Utilities.........................................    1.1       975
                                                    -----   -------
Total common stocks...............................   97.1%  $79,029
                                                    =====   =======

Class IA
  Net asset value per share ($81,352 / 8,719 shares
    outstanding) (100,000 shares authorized).......  $9.33
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 95.7%
            BANKS -- 13.6%
     141    Bank One Corp. ...................................  $   5,154
      74    Bank of America Corp. ............................      5,176
     149    Capital One Financial Corp. ......................      4,437
     625    Citigroup, Inc. ..................................     21,995
     131    Fannie Mae........................................      8,401
      84    Golden West Financial Corp. ......................      6,003
     349    KeyCorp. .........................................      8,781
     151    UnionBanCal Corp. ................................      5,930
     126    Wachovia Corp. ...................................      4,577
                                                                ---------
                                                                   70,454
                                                                ---------
            BUSINESS SERVICES -- 1.4%
     100    Fluor Corp. ......................................      2,803
      68    Omnicom Group, Inc. ..............................      4,406
                                                                ---------
                                                                    7,209
                                                                ---------
            CHEMICALS -- 2.4%
     129    Cambrex Corp. ....................................      3,882
     201    du Pont (E.I.) de Nemours & Co. ..................      8,539
                                                                ---------
                                                                   12,421
                                                                ---------
            COMMUNICATIONS -- 3.7%
     119    AT&T Corp. .......................................      3,101
    *344    AT&T Wireless Services, Inc. .....................      1,946
 *+1,415    Lucent Technologies, Inc. ........................      1,783
     918    Qwest Communications International, Inc. .........      4,591
     212    SBC Communications, Inc. .........................      5,755
     140    Sprint Corp. .....................................      2,024
                                                                ---------
                                                                   19,200
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 5.5%
    *857    Cisco Systems, Inc. ..............................     11,224
    *128    Dell Computer Corp. ..............................      3,425
     423    Hewlett-Packard Co. ..............................      7,339
      54    International Business Machines Corp. ............      4,154
     *42    Lexmark International, Inc. ......................      2,529
                                                                ---------
                                                                   28,671
                                                                ---------
            CONSUMER DURABLES -- 0.5%
      35    Johnson Controls, Inc. ...........................      2,838
                                                                ---------
            CONSUMER NON-DURABLES -- 3.7%
      85    Cardinal Health, Inc. ............................      5,019
     109    Gillette Co. (The)................................      3,318
     162    Mattel, Inc. .....................................      3,093
     180    McKesson Corp. ...................................      4,860
      35    Procter & Gamble Co. (The)........................      2,974
                                                                ---------
                                                                   19,264
                                                                ---------
            DRUGS -- 11.4%
      66    Abbott Laboratories...............................      2,644
     *48    Cephalon, Inc. ...................................      2,351
     119    Eli Lilly & Co. ..................................      7,557
    *160    Genzyme Corp. ....................................      4,716

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            DRUGS -- (CONTINUED)
    *199    King Pharmaceuticals, Inc. .......................  $   3,416
     245    Pfizer, Inc. .....................................      7,496
     328    Pharmacia Corp. ..................................     13,707
     524    Schering-Plough Corp. ............................     11,628
     156    Wyeth.............................................      5,819
                                                                ---------
                                                                   59,334
                                                                ---------
            ELECTRICAL EQUIPMENT -- 0.4%
     *55    KLA-Tencor Corp. .................................      1,949
                                                                ---------
            ELECTRONICS -- 4.9%
     575    General Electric Co. .............................     14,009
     574    Intel Corp. ......................................      8,934
    *111    Micron Technology, Inc. ..........................      1,081
     *91    National Semiconductor Corp. .....................      1,364
                                                                ---------
                                                                   25,388
                                                                ---------
            ENERGY & SERVICES -- 5.8%
      12    Amerada Hess Corp. ...............................        639
     129    Burlington Resources, Inc. .......................      5,493
      17    ChevronTexaco Corp. ..............................      1,130
     116    ConocoPhillips....................................      5,633
     264    Exxon Mobil Corp. ................................      9,224
     128    Sunoco, Inc. .....................................      4,260
     117    Unocal Corp. .....................................      3,590
                                                                ---------
                                                                   29,969
                                                                ---------
            EXCHANGE TRADED FUNDS -- 0.1%
       5    Standard & Poor's Depositary Receipts.............        459
                                                                ---------
            FINANCIAL SERVICES -- 1.9%
     259    Merrill Lynch & Co., Inc. ........................      9,844
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 5.8%
     124    Coca-Cola Enterprises, Inc. ......................      2,689
     231    Pepsi Bottling Group, Inc. (The)..................      5,939
     231    PepsiCo., Inc. ...................................      9,744
     151    Philip Morris Cos., Inc. .........................      6,124
     254    Sara Lee Corp. ...................................      5,720
                                                                ---------
                                                                   30,216
                                                                ---------
            FOREST & PAPER PRODUCTS -- 0.2%
      18    Kimberly-Clark Corp. .............................        873
                                                                ---------
            INSURANCE -- 5.4%
      82    Ambac Financial Group, Inc. ......................      4,592
     185    American International Group, Inc. ...............     10,685
     *29    Anthem, Inc. .....................................      1,849
     110    MBIA, Inc. .......................................      4,838
     128    Marsh & McLennan Cos., Inc. ......................      5,924
                                                                ---------
                                                                   27,888
                                                                ---------
            MACHINERY -- 1.4%
    *149    Applied Materials, Inc. ..........................      1,941
      87    United Technologies Corp. ........................      5,395
                                                                ---------
                                                                    7,336
                                                                ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.4%
    *118    Comcast Corp. ....................................  $   2,666
    *192    Comcast Corp., Class A............................      4,528
      29    Gannett Co., Inc. ................................      2,097
    *131    USA Networks, Inc. ...............................      3,002
                                                                ---------
                                                                   12,293
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
      84    Becton, Dickinson & Co. ..........................      2,575
     *77    Guidant Corp. ....................................      2,379
     *98    St. Jude Medical, Inc. ...........................      3,908
                                                                ---------
                                                                    8,862
                                                                ---------
            METALS, MINERALS & MINING -- 1.6%
     118    Engelhard Corp. ..................................      2,628
    *164    Freeport-McMoRan Copper & Gold, Inc., Class B.....      2,744
     144    Masco Corp. ......................................      3,027
                                                                ---------
                                                                    8,399
                                                                ---------
            RETAIL -- 6.3%
     *67    Bed Bath & Beyond, Inc. ..........................      2,327
     170    CVS Corp. ........................................      4,245
     158    Dillard's, Inc., Class A..........................      2,498
      64    Family Dollar Stores, Inc. .......................      1,997
     204    Home Depot, Inc. (The)............................      4,884
     176    Lowe's Cos., Inc. ................................      6,600
     108    McDonald's Corp. .................................      1,741
     171    Wal-Mart Stores, Inc. ............................      8,622
                                                                ---------
                                                                   32,914
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.5%
      59    NIKE, Inc., Class B...............................      2,633
                                                                ---------
            SOFTWARE & SERVICES -- 8.3%
    *379    AOL Time Warner, Inc. ............................      4,958
      82    Automatic Data Processing, Inc. ..................      3,215
     267    First Data Corp. .................................      9,451
    *448    Microsoft Corp. ..................................     23,182
    *200    Oracle Corp. .....................................      2,160
                                                                ---------
                                                                   42,966
                                                                ---------
            TRANSPORTATION -- 4.2%
     146    CSX Corp. ........................................      4,130
     154    Carnival Corp., Class A...........................      3,835
      98    FedEx Corp. ......................................      5,324
      93    ITT Industries, Inc. .............................      5,662
     103    USFreightways Corp. ..............................      2,973
                                                                ---------
                                                                   21,924
                                                                ---------
            UTILITIES -- 2.6%
     178    Exelon Corp. .....................................      9,395
      75    PPL Corp. ........................................      2,601
      67    Pinnacle West Capital Corp. ......................      2,281
                                                                ---------
                                                                   14,277
                                                                ---------
            Total common stocks...............................  $ 497,581
                                                                =========

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
SHORT-TERM SECURITIES -- 2.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
   2,600    Boston Global Investment Trust....................  $   2,600
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.2%
 $11,434    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  11,434
                                                                ---------
            Total short-term securities.......................  $  14,034
                                                                =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $575,149).....   95.7%  $ 497,581
Total short-term securities (cost
  $14,034)..............................    2.7      14,034
                                          -----   ---------
Total investment in securities (total
  cost $589,183) -- including $1,651 of
  securities loaned (See Note 2(i)).....   98.4     511,615
Cash, receivables and other assets......    2.2      11,305
Payable for securities purchased........   (0.1)       (550)
Payable for accounting services.........   (0.0)         (1)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (0.5)     (2,600)
Other liabilities.......................   (0.0)        (32)
                                          -----   ---------
Net assets..............................  100.0%  $ 519,737
                                          =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,200,000
  shares authorized; 59,113 shares
    outstanding................................  $      59
Paid in capital................................    748,673
Accumulated net investment income..............      3,234
Accumulated net realized loss on investments...   (154,180)
Unrealized depreciation on securities..........    (77,568)
Unrealized depreciation on futures contracts
  ++...........................................       (481)
                                                 ---------
Net assets.....................................  $ 519,737
                                                 =========

Class IA
  Net asset value per share ($460,807 / 52,376
    shares outstanding) (3,000,000 shares
    authorized)....................................  $8.80
                                                     =====
Class IB
  Net asset value per share ($58,930 / 6,737 shares
    outstanding) (200,000 shares authorized).......  $8.75
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

   ++ The Fund had 50 Standard & Poor's 500 March 2003 Futures contracts open as of December 31, 2002. These contracts had a value of $10,986 as of December 31, 2002 and were collateralized by $713 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 98.8%
            AEROSPACE & DEFENSE -- 0.2%
      80    Raytheon Co. .....................................  $    2,470
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
     *26    Jones Apparel Group, Inc. ........................         904
      21    Liz Claiborne, Inc. ..............................         626
      21    V. F. Corp. ......................................         775
                                                                ----------
                                                                     2,305
                                                                ----------
            BANKS -- 13.0%
      70    AmSouth Bancorp. .................................       1,349
     260    American Express Co. .............................       9,191
      95    BB&T Corp. .......................................       3,501
     230    Bank One Corp. ...................................       8,418
     296    Bank of America Corp. ............................      20,597
     144    Bank of New York Co., Inc. (The)..................       3,443
      44    Capital One Financial Corp. ......................       1,306
      45    Charter One Financial, Inc. ......................       1,282
   1,016    Citigroup, Inc. ..................................      35,749
      35    Comerica, Inc. ...................................       1,496
      25    Countrywide Credit Industries, Inc. ..............       1,290
     197    Fannie Mae........................................      12,656
     114    Fifth Third Bancorp...............................       6,690
      25    First Tennessee National Corp. ...................         895
     208    Fleet Boston Financial Corp. .....................       5,044
     138    Freddie Mac.......................................       8,129
      30    Golden West Financial Corp. ......................       2,186
      94    Household International, Inc. ....................       2,604
     +47    Huntington Bancshares, Inc. ......................         870
      84    KeyCorp. .........................................       2,113
     253    MBNA Corp. .......................................       4,807
      43    Marshall & Ilsley Corp. ..........................       1,183
      85    Mellon Financial Corp. ...........................       2,227
     395    Morgan (J.P.) Chase & Co. ........................       9,479
     121    National City Corp. ..............................       3,306
      32    North Fork Bancorporation, Inc. ..................       1,076
      44    Northern Trust Corp. .............................       1,533
      56    PNC Financial Services Group......................       2,350
     *57    Providian Financial Corp. ........................         371
      44    Regions Financial Corp. ..........................       1,459
      30    SLM Corp. ........................................       3,160
      69    SouthTrust Corp. .................................       1,705
      64    State Street Corp. ...............................       2,502
      56    SunTrust Banks, Inc. .............................       3,196
      59    Synovus Financial Corp. ..........................       1,150
     379    U.S. Bancorp......................................       8,040
      39    Union Planters Corp. .............................       1,100
     269    Wachovia Corp. ...................................       9,804
     187    Washington Mutual, Inc. ..........................       6,467
     335    Wells Fargo Co. ..................................      15,681
      18    Zions Bancorp.....................................         708
                                                                ----------
                                                                   210,113
                                                                ----------
            BUSINESS SERVICES -- 0.7%
    *205    Cendant Corp. ....................................       2,149
    *101    Concord EFS, Inc. ................................       1,583
     *34    Convergys Corp. ..................................         520
      28    Equifax, Inc. ....................................         652

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            BUSINESS SERVICES -- (CONTINUED)
      16    Fluor Corp. ......................................  $      447
      76    Interpublic Group of Cos., Inc. (The).............       1,075
      37    Omnicom Group, Inc. ..............................       2,402
      74    Paychex, Inc. ....................................       2,074
     *34    Robert Half International, Inc. ..................         551
     *22    TMP Worldwide, Inc. ..............................         249
                                                                ----------
                                                                    11,702
                                                                ----------
            CHEMICALS -- 1.4%
      45    Air Products & Chemicals, Inc. ...................       1,921
      22    Avery Dennison Corp. .............................       1,330
     180    Dow Chemical Co. (The)............................       5,352
      15    Eastman Chemical Co. .............................         561
      10    Great Lakes Chemical Corp. .......................         236
      19    International Flavors & Fragrances, Inc. .........         654
      33    PPG Industries, Inc. .............................       1,678
      32    Praxair, Inc. ....................................       1,844
      44    Rohm & Haas Co. ..................................       1,418
     197    du Pont (E.I.) de Nemours & Co. ..................       8,335
                                                                ----------
                                                                    23,329
                                                                ----------
            COMMUNICATIONS -- 5.0%
    *158    ADC Telecommunications, Inc. .....................         329
      62    ALLTEL Corp. .....................................       3,141
     152    AT&T Corp. .......................................       3,979
    *536    AT&T Wireless Services, Inc. .....................       3,028
     *19    Andrew Corp. .....................................         200
     *72    Avaya, Inc. ......................................         175
     368    BellSouth Corp. ..................................       9,511
     *85    CIENA Corp. ......................................         438
      28    CenturyTel, Inc. .................................         829
     *56    Citizens Communications Co. ......................         589
     *37    Comverse Technology, Inc. ........................         371
   *+679    Lucent Technologies, Inc. ........................         855
     455    Motorola, Inc. ...................................       3,937
     *67    Network Appliance, Inc. ..........................         667
    *190    Nextel Communications, Inc., Class A..............       2,200
    *155    QUALCOMM, Inc. ...................................       5,651
     335    Qwest Communications International, Inc. .........       1,677
      36    Rockwell International Corp. .....................         843
     657    SBC Communications, Inc. .........................      17,804
      30    Scientific-Atlanta, Inc. .........................         362
     177    Sprint Corp. .....................................       2,562
    *198    Sprint PCS Group..................................         865
     *81    Tellabs, Inc. ....................................         592
     541    Verizon Communications, Inc. .....................      20,970
                                                                ----------
                                                                    81,575
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.4%
      77    3M Co. ...........................................       9,508
     *71    Apple Computer, Inc. .............................       1,017
  *1,429    Cisco Systems, Inc. ..............................      18,721
    *512    Dell Computer Corp. ..............................      13,698
    *435    EMC Corp. ........................................       2,672
     *64    Gateway, Inc. ....................................         201
     604    Hewlett-Packard Co. ..............................      10,477
     334    International Business Machines Corp. ............      25,900

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *17    International Game Technology.....................  $    1,298
     *39    Jabil Circuit, Inc. ..............................         702
     *25    Lexmark International, Inc. ......................       1,508
      47    Pitney Bowes, Inc. ...............................       1,531
    *163    Solectron Corp. ..................................         580
      46    Symbol Technologies, Inc. ........................         374
                                                                ----------
                                                                    88,187
                                                                ----------
            CONSTRUCTION -- 0.2%
      12    Centex Corp. .....................................         612
      86    Halliburton Co. ..................................       1,613
       9    Kaufman and Broad Home Corp. .....................         405
     *13    McDermott International, Inc. ....................          55
      12    Pulte Corp. ......................................         576
                                                                ----------
                                                                     3,261
                                                                ----------
            CONSUMER DURABLES -- 0.4%
   *+227    Corning, Inc. ....................................         752
      18    Grainger (W.W.), Inc. ............................         933
      17    Johnson Controls, Inc. ...........................       1,401
      39    Leggett & Platt, Inc. ............................         865
      53    Newell Rubbermaid, Inc. ..........................       1,604
      26    Visteon Corp. ....................................         179
                                                                ----------
                                                                     5,734
                                                                ----------
            CONSUMER NON-DURABLES -- 4.2%
      11    Alberto-Culver Co., Class B.......................         579
      21    AmerisourceBergen Corp. ..........................       1,141
      47    Avon Products, Inc. ..............................       2,508
      14    Brown-Forman Corp., Class B.......................         884
      87    Cardinal Health, Inc. ............................       5,177
      44    Clorox Co. (The)..................................       1,797
     106    Colgate-Palmolive Co. ............................       5,579
      58    Eastman Kodak Co. ................................       2,023
      26    Ecolab, Inc. .....................................       1,268
     209    Gillette Co. (The)................................       6,334
      34    Hasbro, Inc. .....................................         396
      86    Mattel, Inc. .....................................       1,656
      58    McKesson Corp. ...................................       1,558
     257    Procter & Gamble Co. (The)........................      22,080
     130    SYSCO Corp. ......................................       3,868
     *87    Safeway, Inc. ....................................       2,038
      26    Supervalu, Inc. ..................................         435
      29    Tiffany & Co. ....................................         686
     395    Tyco International Ltd. ..........................       6,740
    +145    Xerox Corp. ......................................       1,171
                                                                ----------
                                                                    67,918
                                                                ----------
            CONSUMER SERVICES -- 0.2%
      34    Cintas Corp. .....................................       1,537
      36    H&R Block, Inc. ..................................       1,437
      12    Ryder System, Inc. ...............................         278
                                                                ----------
                                                                     3,252
                                                                ----------
            DRUGS -- 9.1%
     309    Abbott Laboratories...............................      12,358
    *255    Amgen, Inc. ......................................      12,304

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            DRUGS -- (CONTINUED)
     *30    Biogen, Inc. .....................................  $    1,182
     383    Bristol-Myers Squibb Co. .........................       8,870
     *37    Chiron Corp. .....................................       1,398
     222    Eli Lilly & Co. ..................................      14,114
     *36    Forest Laboratories, Inc. ........................       3,511
     *43    Genzyme Corp. ....................................       1,257
     *48    King Pharmaceuticals, Inc. .......................         817
     *50    MedImmune, Inc. ..................................       1,348
     444    Merck & Co., Inc. ................................      25,143
   1,219    Pfizer, Inc. .....................................      37,260
     256    Pharmacia Corp. ..................................      10,690
     290    Schering-Plough Corp. ............................       6,440
      14    Sigma-Aldrich Corp. ..............................         688
     *21    Watson Pharmaceuticals, Inc. .....................         600
     262    Wyeth.............................................       9,808
                                                                ----------
                                                                   147,788
                                                                ----------
            EDUCATION -- 0.1%
     *35    Apollo Group, Inc., Class A.......................       1,518
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.6%
     *92    Agilent Technologies, Inc. .......................       1,658
      26    Allergan, Inc. ...................................       1,477
      41    Applera Corp. -- Applied Biosytems Group..........         726
      30    Danaher Corp. ....................................       1,982
     *37    KLA-Tencor Corp. .................................       1,318
      10    Millipore Corp. ..................................         325
      25    PerkinElmer, Inc. ................................         206
      37    Rockwell Automation, Inc. ........................         761
     *17    Tektronix, Inc. ..................................         313
     *36    Teradyne, Inc. ...................................         472
     *32    Thermo Electron Corp. ............................         650
     *26    Waters Corp. .....................................         558
                                                                ----------
                                                                    10,446
                                                                ----------
            ELECTRONICS -- 5.9%
     *68    Advanced Micro Devices, Inc. .....................         439
     *76    Altera Corp. .....................................         933
     *39    American Power Conversion Corp. ..................         588
     *72    Analog Devices, Inc. .............................       1,726
     *60    Applied Micro Circuits Corp. .....................         221
     *55    Broadcom Corp., Class A...........................         821
      18    Cooper Industries Ltd., Class A...................         664
      83    Emerson Electric Co. .............................       4,232
   1,968    General Electric Co. .............................      47,927
   1,310    Intel Corp. ......................................      20,404
    *280    JDS Uniphase Corp. ...............................         691
     *74    LSI Logic Corp. ..................................         424
      62    Linear Technology Corp. ..........................       1,587
      63    Maxim Integrated Products, Inc. ..................       2,095
      15    Maytag Corp. .....................................         441
    *120    Micron Technology, Inc. ..........................       1,165
     +38    Molex, Inc. ......................................         875
     *30    NVIDIA Corp. .....................................         349
     *36    National Semiconductor Corp. .....................         537
     *29    Novellus Systems, Inc. ...........................         826
     *33    PMC-Sierra, Inc. .................................         184
     *16    Power-One, Inc. ..................................          90

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *19    QLogic Corp. .....................................  $      638
    *105    Sanmina-SCI Corp. ................................         469
     342    Texas Instruments, Inc. ..........................       5,140
     *11    Thomas & Betts Corp. .............................         194
      13    Whirlpool Corp. ..................................         702
     *67    Xilinx, Inc. .....................................       1,375
                                                                ----------
                                                                    95,737
                                                                ----------
            ENERGY & SERVICES -- 5.7%
      18    Amerada Hess Corp. ...............................         969
      49    Anadarko Petroleum Corp. .........................       2,358
      28    Apache Corp. .....................................       1,621
      14    Ashland, Inc. ....................................         386
     *31    BJ Services Co. ..................................       1,002
      40    Burlington Resources, Inc. .......................       1,699
     211    ChevronTexaco Corp. ..............................      14,045
     134    ConocoPhillips....................................       6,478
      31    Devon Energy Corp. ...............................       1,423
      23    EOG Resources, Inc. ..............................         910
   1,331    Exxon Mobil Corp. ................................      46,503
      20    Kerr-McGee Corp. .................................         883
      62    Marathon Oil Corp. ...............................       1,314
     *29    Nabors Industries Ltd. ...........................       1,010
     *27    Noble Corp. ......................................         931
      75    Occidental Petroleum Corp. .......................       2,121
      19    Rowan Cos., Inc. .................................         420
     115    Schlumberger Ltd. ................................       4,831
      15    Sunoco, Inc. .....................................         501
      63    Transocean, Inc. .................................       1,465
      51    Unocal Corp. .....................................       1,559
                                                                ----------
                                                                    92,429
                                                                ----------
            FINANCIAL SERVICES -- 2.0%
      19    Bear Stearns Cos., Inc. (The).....................       1,128
     266    Charles Schwab Corp. (The)........................       2,884
      51    Franklin Resources, Inc. .........................       1,752
      94    Goldman Sachs Group, Inc. (The)...................       6,429
      47    Lehman Brothers Holdings, Inc. ...................       2,504
     171    Merrill Lynch & Co., Inc. ........................       6,490
     215    Morgan Stanley Dean Witter & Co. .................       8,571
      37    Plum Creek Timber Co., Inc. ......................         864
     *44    Stilwell Financial, Inc. .........................         575
      24    T Rowe Price Group, Inc. .........................         660
                                                                ----------
                                                                    31,857
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.5%
       7    Adolph Coors Co., Class B.........................         436
     169    Anheuser-Busch Cos., Inc. ........................       8,192
     128    Archer-Daniels-Midland Co. .......................       1,587
      81    Campbell Soup Co. ................................       1,901
     490    Coca-Cola Co. (The)...............................      21,487
      89    Coca-Cola Enterprises, Inc. ......................       1,931
     106    ConAgra Foods, Inc. ..............................       2,658
   * @@0    Del Monte Foods Corp. ............................          --
      73    General Mills, Inc. ..............................       3,418
      69    Heinz (H.J.) Co. .................................       2,283

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
     *22    Hercules, Inc. ...................................  $      190
      27    Hershey Foods Corp. ..............................       1,818
      81    Kellogg Co. ......................................       2,766
      55    Pepsi Bottling Group, Inc. (The)..................       1,424
     342    PepsiCo., Inc. ...................................      14,421
     409    Philip Morris Cos., Inc. .........................      16,584
      18    Reynolds (R.J.) Tobacco Holdings, Inc. ...........         737
     154    Sara Lee Corp. ...................................       3,472
      33    UST, Inc. ........................................       1,115
      45    Wrigley, (Wm.) Jr. Co. ...........................       2,445
                                                                ----------
                                                                    88,865
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      10    Bemis Co., Inc. ..................................         520
      11    Boise Cascade Corp. ..............................         290
      49    Georgia-Pacific Corp. ............................         799
      95    International Paper Co. ..........................       3,316
     102    Kimberly-Clark Corp. .............................       4,829
     *21    Louisiana-Pacific Corp. ..........................         167
      40    Meadwestvaco Corp. ...............................         978
     *31    Pactiv Corp. .....................................         685
      11    Temple-Inland, Inc. ..............................         474
      43    Weyerhaeuser Co. .................................       2,129
                                                                ----------
                                                                    14,187
                                                                ----------
            HEALTH SERVICES -- 0.5%
     101    HCA, Inc. ........................................       4,212
     *78    HEALTH SOUTH Corp. ...............................         329
      47    Health Management Associates, Inc., Class A.......         844
     *19    Manor Care, Inc. .................................         355
     *96    Tenet Healthcare Corp. ...........................       1,581
                                                                ----------
                                                                     7,321
                                                                ----------
            HOTELS & GAMING -- 0.2%
      75    Hilton Hotels Corp. ..............................         947
      47    Marriott International, Inc., Class A.............       1,545
      39    Starwood Hotels & Resorts Worldwide, Inc. ........         935
                                                                ----------
                                                                     3,427
                                                                ----------
            INSURANCE -- 5.6%
     105    AFLAC, Inc. ......................................       3,155
      54    Ace Ltd. .........................................       1,570
      31    Aetna, Inc. ......................................       1,255
     143    Allstate Corp. (The)..............................       5,290
      22    Ambac Financial Group, Inc. ......................       1,215
     531    American International Group, Inc. ...............      30,709
     *28    Anthem, Inc. .....................................       1,761
      61    Aon Corp. ........................................       1,157
      28    CIGNA Corp. ......................................       1,164
      35    Chubb Corp. (The).................................       1,815
      33    Cincinnati Financial Corp. .......................       1,233
     *32    Humana, Inc. .....................................         321
      29    Jefferson-Pilot Corp. ............................       1,112
      57    John Hancock Financial Services, Inc. ............       1,590
      36    Lincoln National Corp. ...........................       1,135
      38    Loews Corp. ......................................       1,681

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      30    MBIA, Inc. .......................................  $    1,296
      20    MGIC Investment Corp. ............................         845
     106    Marsh & McLennan Cos., Inc. ......................       4,908
    +142    MetLife, Inc. ....................................       3,842
      68    Principal Financial Group (The)...................       2,061
      44    Progressive Corp. (The)...........................       2,199
     115    Prudential Financial, Inc. .......................       3,647
      28    SAFECO CORP. .....................................         972
      46    St. Paul Cos., Inc. (The).........................       1,572
      24    Torchmark Corp. ..................................         878
    *204    Travelers Property Casualty Corp., Class B........       2,990
      60    UnitedHealth Group, Inc. .........................       5,029
      49    UnumProvident Corp. ..............................         859
     *29    Wellpoint Health Networks, Inc. ..................       2,094
      28    XL Capital Ltd., Class A..........................       2,140
                                                                ----------
                                                                    91,495
                                                                ----------
            MACHINERY -- 1.6%
     *14    American Standard Cos., Inc. .....................       1,024
    *326    Applied Materials, Inc. ..........................       4,246
      66    Baker Hughes, Inc. ...............................       2,137
      16    Black & Decker Corp. (The)........................         681
      68    Caterpillar, Inc. ................................       3,112
       8    Cummins, Inc. ....................................         232
      47    Deere & Co. ......................................       2,167
      40    Dover Corp. ......................................       1,166
      14    Eaton Corp. ......................................       1,088
      33    Ingersoll Rand Co., Class A.......................       1,440
      24    Pall Corp. .......................................         405
      23    Parker-Hannifin Corp. ............................       1,080
      17    Stanley Works (The)...............................         605
      94    United Technologies Corp. ........................       5,802
                                                                ----------
                                                                    25,185
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.2%
     *13    American Greetings Corp. .........................         206
    *121    Clear Channel Communications, Inc. ...............       4,520
    *462    Comcast Corp., Class A............................      10,893
      22    Donnelly (R.R.) & Sons Co. .......................         488
      16    Dow Jones & Co., Inc. ............................         704
      53    Gannett Co., Inc. ................................       3,792
     *22    Harrah's Entertainment, Inc. .....................         876
      16    Knight-Ridder, Inc. ..............................       1,035
      38    McGraw-Hill Cos., Inc. (The)......................       2,317
      10    Meredith Corp. ...................................         402
      30    New York Times Co. (The), Class A.................       1,370
      60    Tribune Co. ......................................       2,740
     *45    Univision Communications, Inc., Class A...........       1,110
    *348    Viacom, Inc., Class B.............................      14,195
     404    Walt Disney Co. (The).............................       6,588
                                                                ----------
                                                                    51,236
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.7%
      10    Bard (C.R.), Inc. ................................         595
      11    Bausch & Lomb, Inc. ..............................         381
     117    Baxter International, Inc. .......................       3,287

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- (CONTINUED)
      51    Becton, Dickinson & Co. ..........................  $    1,556
      51    Biomet, Inc. .....................................       1,472
     *81    Boston Scientific Corp. ..........................       3,429
     *60    Guidant Corp. ....................................       1,866
     588    Johnson & Johnson.................................      31,555
     241    Medtronic, Inc. ..................................      11,004
     *35    St. Jude Medical, Inc. ...........................       1,392
      39    Stryker Corp. ....................................       2,631
     *39    Zimmer Holdings, Inc. ............................       1,600
                                                                ----------
                                                                    60,768
                                                                ----------
            METALS, MINERALS & MINING -- 1.4%
     167    Alcoa, Inc. ......................................       3,805
      16    Allegheny Technologies, Inc. .....................          99
      11    Ball Corp. .......................................         573
      12    Crane Co. ........................................         235
      25    Engelhard Corp. ..................................         566
      30    Fortune Brands, Inc. .............................       1,374
     *29    Freeport-McMoRan Copper & Gold, Inc., Class B.....         480
      61    Illinois Tool Works, Inc. ........................       3,933
      90    Lockheed Martin Corp. ............................       5,214
      97    Masco Corp. ......................................       2,047
      80    Newmont Mining Corp. .............................       2,309
      15    Nucor Corp. ......................................         635
     *18    Phelps Dodge Corp. ...............................         555
      12    Snap-On, Inc. ....................................         324
     *20    United States Steel Corp. ........................         265
     *20    Vulcan Materials Co. .............................         755
      17    Worthington Industries, Inc. .....................         259
                                                                ----------
                                                                    23,428
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.3%
      81    Equity Office Properties Trust....................       2,033
      54    Equity Residential Properties Trust...............       1,317
      37    Simon Property Group, Inc. .......................       1,264
                                                                ----------
                                                                     4,614
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      52    Monsanto Co. .....................................         995
      30    Moody's Corp. ....................................       1,231
     *19    Quest Diagnostics, Inc. ..........................       1,081
     *23    Quintiles Transnational Corp. ....................         282
                                                                ----------
                                                                     3,589
                                                                ----------
            RETAIL -- 7.5%
      75    Albertson's, Inc. ................................       1,670
     *19    AutoZone, Inc. ...................................       1,377
     *58    Bed Bath & Beyond, Inc. ..........................       2,000
     *64    Best Buy Co., Inc. ...............................       1,537
     *23    Big Lots, Inc. ...................................         304
      78    CVS Corp. ........................................       1,942
      42    Circuit City Stores Group.........................         308
     *90    Costco Wholesale Corp. ...........................       2,529
      34    Darden Restaurants, Inc. .........................         691
      17    Dillard's, Inc., Class A..........................         266

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      66    Dollar General Corp. .............................  $      788
      34    Family Dollar Stores, Inc. .......................       1,067
     *39    Federated Department Stores, Inc. ................       1,118
     175    Gap, Inc. (The)...................................       2,712
     460    Home Depot, Inc. (The)............................      11,022
     *67    Kohl's Corp. .....................................       3,735
    *153    Kroger Co. (The)..................................       2,362
     103    Limited Brands, Inc. .............................       1,440
     154    Lowe's Cos., Inc. ................................       5,786
      57    May Department Stores Co. (The)...................       1,311
     251    McDonald's Corp. .................................       4,038
      27    Nordstrom, Inc. ..................................         508
     *61    Office Depot, Inc. ...............................         901
      53    Penney (J.C.) Co., Inc. ..........................       1,221
      33    RadioShack Corp. .................................         625
      63    Sears, Roebuck and Co. ...........................       1,498
      30    Sherwin-Williams Co. (The)........................         838
     *93    Staples, Inc. ....................................       1,702
     *77    Starbucks Corp. ..................................       1,565
     104    TJX Cos., Inc. (The)..............................       2,039
     180    Target Corp. .....................................       5,390
     *42    Toys R Us, Inc. ..................................         420
     873    Wal-Mart Stores, Inc. ............................      44,100
     203    Walgreen Co. .....................................       5,916
      23    Wendy's International, Inc. ......................         617
      28    Winn-Dixie Stores, Inc. ..........................         426
     *58    Yum! Brands, Inc. ................................       1,416
     *61    eBay, Inc. .......................................       4,144
                                                                ----------
                                                                   121,329
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
      15    Cooper Tire & Rubber Co. .........................         223
      35    Goodyear Tire & Rubber Co. (The)..................         236
      52    NIKE, Inc., Class B...............................       2,331
     *12    Reebok International Ltd. ........................         349
    *+17    Sealed Air Corp. .................................         617
      11    Tupperware Corp. .................................         173
                                                                ----------
                                                                     3,929
                                                                ----------
            SOFTWARE & SERVICES -- 6.9%
    *884    AOL Time Warner, Inc. ............................      11,583
      47    Adobe Systems, Inc. ..............................       1,166
      22    Autodesk, Inc. ...................................         319
     118    Automatic Data Processing, Inc. ..................       4,648
     *47    BMC Software, Inc. ...............................         797
     *34    Citrix Systems, Inc. .............................         416
     113    Computer Associates International, Inc. ..........       1,531
     *34    Computer Sciences Corp. ..........................       1,169
     *75    Compuware Corp. ..................................         359
      12    Deluxe Corp. .....................................         516
     *28    Electronic Arts, Inc. ............................       1,394
      94    Electronic Data Systems Corp. ....................       1,736
     149    First Data Corp. .................................       5,269
     *38    Fiserv, Inc. .....................................       1,285
      56    IMS Health, Inc. .................................         890
     *41    Intuit, Inc. .....................................       1,900

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
     *17    Mercury Interactive Corp. ........................  $      495
  *1,058    Microsoft Corp. ..................................      54,673
     *19    NCR Corp. ........................................         458
     *72    Novell, Inc. .....................................         241
  *1,059    Oracle Corp. .....................................      11,442
     *52    Parametric Technology Corp. ......................         130
     *62    PeopleSoft, Inc. .................................       1,133
     *39    Rational Software Corp. ..........................         401
     *96    Siebel Systems, Inc. .............................         717
    *616    Sun Microsystems, Inc. ...........................       1,916
     *56    SunGard Data Systems, Inc. .......................       1,319
     *64    Unisys Corp. .....................................         636
     *81    VERITAS Software Corp. ...........................       1,271
    *117    Yahoo!, Inc. .....................................       1,912
                                                                ----------
                                                                   111,722
                                                                ----------
            TRANSPORTATION -- 3.9%
     *31    AMR Corp. ........................................         204
     166    Boeing Co. (The)..................................       5,477
      18    Brunswick Corp. ..................................         355
      75    Burlington Northern Santa Fe Corp. ...............       1,943
      42    CSX Corp. ........................................       1,192
     116    Carnival Corp., Class A...........................       2,894
      29    Dana Corp. .......................................         346
     110    Delphi Corp. .....................................         889
      24    Delta Air Lines, Inc. ............................         296
      59    FedEx Corp. ......................................       3,202
     363    Ford Motor Co. ...................................       3,376
      40    General Dynamics Corp. ...........................       3,155
     111    General Motors Corp. .............................       4,084
      35    Genuine Parts Co. ................................       1,065
      23    Goodrich Corp. ...................................         417
      60    Harley-Davidson, Inc. ............................       2,763
     162    Honeywell International, Inc. ....................       3,899
      18    ITT Industries, Inc. .............................       1,104
     *12    Navistar International Corp. .....................         290
      77    Norfolk Southern Corp. ...........................       1,536
      33    Northrop Grumman Corp. ...........................       3,194
      23    PACCAR, Inc. .....................................       1,058
     *28    Sabre Holdings Corp. .............................         510
     153    Southwest Airlines Co. ...........................       2,129
      27    Textron, Inc. ....................................       1,169
      50    Union Pacific Corp. ..............................       3,000
     221    United Parcel Service, Inc. ......................      13,928
                                                                ----------
                                                                    63,475
                                                                ----------
            UTILITIES -- 3.0%
    *108    AES Corp. (The)...................................         325
      25    Allegheny Energy, Inc. ...........................         188
     *39    Allied Waste Industries, Inc. ....................         390
      30    Ameren Corp. .....................................       1,262
      67    American Electric Power Co., Inc. ................       1,832
      28    CMS Energy Corp. .................................         269
    *+75    Calpine Corp. ....................................         244
      60    Centerpoint Energy, Inc. .........................         512
      33    Cinergy Corp. ....................................       1,123
      42    Consolidated Edison, Inc. ........................       1,808

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      33    Constellation Energy Group, Inc. .................  $      907
      33    DTE Energy Co. ...................................       1,539
      61    Dominion Resources, Inc. .........................       3,335
     176    Duke Energy Corp. ................................       3,445
      73    Dynegy, Inc., Class A.............................          87
     *64    Edison International..............................         764
    +118    El Paso Corp. ....................................         825
      44    Entergy Corp. ....................................       2,002
      64    Exelon Corp. .....................................       3,371
      36    FPL Group, Inc. ..................................       2,170
      59    FirstEnergy Corp. ................................       1,942
      28    KeySpan Corp. ....................................         990
      24    Kinder Morgan, Inc. ..............................       1,014
     *80    Mirant Corp. .....................................         151
       9    NICOR, Inc. ......................................         294
      48    NiSource, Inc. ...................................         966
     *80    PG&E Corp. .......................................       1,113
      33    PPL Corp. ........................................       1,128
       7    Peoples Energy Corp. .............................         271
      19    Pinnacle West Capital Corp. ......................         647
      47    Progress Energy, Inc. ............................       2,033
      44    Public Service Enterprise Group, Inc. ............       1,413
      41    Sempra Energy.....................................         959
     141    Southern Co. (The)................................       4,007
     +35    TECO Energy, Inc. ................................         537
      64    TXU Corp. ........................................       1,190
     120    Waste Management, Inc. ...........................       2,760
     102    Williams Cos., Inc. (The).........................         276
      79    Xcel Energy, Inc. ................................         867
                                                                ----------
                                                                    48,956
                                                                ----------
            Total common stocks...............................  $1,603,147
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.6%
   9,788    Boston Global Investment Trust....................  $    9,788
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.8%
 $13,630    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $   13,630
                                                                ----------
            U.S. TREASURY BILLS -- 0.2%
   1,075    1.18% due 03/20/03................................       1,072
   1,100    1.20% due 03/20/03................................       1,097
     125    1.20% due 03/20/03................................         125
      50    1.21% due 03/20/03................................          50
                                                                ----------
                                                                     2,344
                                                                ----------
            Total short-term securities.......................  $   25,762
                                                                ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,862,131)..........................   98.8%  $1,603,147
Total short-term securities (cost
  $25,762).............................    1.6       25,762
                                         -----   ----------
Total investment in securities (total
  cost $1,887,893) -- including $8,491
  of securities loaned (See Note
  2(i))................................  100.4    1,628,909
Cash, receivables and other assets.....    0.2        3,070
Payable for accounting services........   (0.0)          (2)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (0.6)      (9,788)
Other liabilities......................   (0.0)         (97)
                                         -----   ----------
Net assets.............................  100.0%  $1,622,092
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 69,159 shares
  outstanding..................................  $    6,916
Paid in capital................................   1,874,954
Accumulated net investment income..............       2,680
Accumulated net realized loss on investments...      (3,183)
Unrealized depreciation on securities..........    (258,984)
Unrealized depreciation on futures
  contracts ++.................................        (291)
                                                 ----------
Net assets.....................................  $1,622,092
                                                 ==========

Class IA
  Net asset value per share ($1,553,260 / 66,217
    shares outstanding) (3,500,000 shares
    authorized)...................................  $23.46
                                                    ======
Class IB
  Net asset value per share ($68,832 / 2,942
    shares outstanding) (500,000 shares
    authorized)...................................  $23.39
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

   ++ The Fund had 84 Standard & Poor's 500 March 2003 Futures contracts open as of December 31, 2002. These contracts had a value of $18,457 as of December 31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $2,344.

The accompanying notes are an integral part of this financial statement.

 HARTFORD AMERICAN LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 98.6%
            BANKS -- 10.5%
      5     Bank of America Corp. ............................  $   367
      7     Citigroup, Inc. ..................................      260
      3     Fannie Mae........................................      174
      3     PNC Financial Services Group......................      126
      8     Wachovia Corp. ...................................      277
     10     Washington Mutual, Inc. ..........................      330
                                                                -------
                                                                  1,534
                                                                -------
            BUSINESS SERVICES -- 1.8%
    *25     Cendant Corp. ....................................      264
                                                                -------
            CHEMICALS -- 4.2%
      5     Air Products & Chemicals, Inc. ...................      201
      5     PPG Industries, Inc. .............................      226
      5     du Pont (E.I.) de Nemours & Co. ..................      191
                                                                -------
                                                                    618
                                                                -------
            COMMUNICATIONS -- 6.1%
      5     BellSouth Corp. ..................................      132
      5     Koninklijke (Royal) Phillips Electronic N.V., NY
              Shares..........................................       87
     13     Motorola, Inc. ...................................      111
      6     SBC Communications, Inc. .........................      160
      9     Sprint Corp. .....................................      133
      7     Verizon Communications, Inc. .....................      267
                                                                -------
                                                                    890
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 7.0%
     18     Hewlett-Packard Co. ..............................      309
      2     International Business Machines Corp. ............      186
     *4     Lexmark International, Inc. ......................      212
    *15     Storage Technology Corp. .........................      317
                                                                -------
                                                                  1,024
                                                                -------
            CONSUMER DURABLES -- 1.6%
      3     Johnson Controls, Inc. ...........................      241
                                                                -------
            CONSUMER NON-DURABLES -- 2.0%
     17     Tyco International Ltd. ..........................      294
                                                                -------
            CONSUMER SERVICES -- 2.0%
      7     H&R Block, Inc. ..................................      297
                                                                -------
            DRUGS -- 5.3%
      3     Abbott Laboratories...............................      132
      6     Bristol-Myers Squibb Co. .........................      130
      2     Merck & Co., Inc. ................................       85
      7     Pfizer, Inc. .....................................      214
      5     Pharmacia Corp. ..................................      213
                                                                -------
                                                                    774
                                                                -------
            ENERGY & SERVICES -- 9.3%
      4     BP Amoco PLC, ADR.................................      150
      5     ChevronTexaco Corp. ..............................      296
      3     ConocoPhillips....................................      155
      7     ENSCO International, Inc. ........................      194
      8     Exxon Mobil Corp. ................................      266

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            ENERGY & SERVICES -- (CONTINUED)
      7     Marathon Oil Corp. ...............................  $   141
      5     Sunoco, Inc. .....................................      156
                                                                -------
                                                                  1,358
                                                                -------
            FINANCIAL SERVICES -- 3.3%
      4     Bear Stearns Cos., Inc. (The).....................      261
      5     Morgan Stanley Dean Witter & Co. .................      216
                                                                -------
                                                                    477
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 6.4%
      4     General Mills, Inc. ..............................      188
      7     Philip Morris Cos., Inc. .........................      267
      9     Sara Lee Corp. ...................................      212
      8     UST, Inc. ........................................      277
                                                                -------
                                                                    944
                                                                -------
            FOREST & PAPER PRODUCTS -- 1.3%
      4     Kimberly-Clark Corp. .............................      195
                                                                -------
            INSURANCE -- 9.9%
      1     Allmerica Financial Corp. ........................        6
      7     Allstate Corp. (The)..............................      240
      1     CIGNA Corp. ......................................       58
      4     Lincoln National Corp. ...........................      139
      5     Loews Corp. ......................................      236
      4     MBIA, Inc. .......................................      154
      4     Marsh & McLennan Cos., Inc. ......................      199
      7     Principal Financial Group (The)...................      208
      3     UnitedHealth Group, Inc. .........................      209
                                                                -------
                                                                  1,449
                                                                -------
            MACHINERY -- 1.2%
      4     Ingersoll Rand Co., Class A.......................      181
                                                                -------
            MEDIA & ENTERTAINMENT -- 2.7%
      9     News Corp., Ltd., (The) ADR.......................      208
     *5     Viacom, Inc., Class B.............................      188
                                                                -------
                                                                    396
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.9%
      3     Baxter International, Inc. .......................       95
     *8     Boston Scientific Corp. ..........................      336
                                                                -------
                                                                    431
                                                                -------
            METALS, MINERALS & MINING -- 0.8%
      5     Alcoa, Inc. ......................................      123
                                                                -------
            RETAIL -- 2.3%
     *6     Federated Department Stores, Inc. ................      170
      5     Sears, Roebuck and Co. ...........................      113
     *6     Toys R Us, Inc. ..................................       57
                                                                -------
                                                                    340
                                                                -------
            SOFTWARE & SERVICES -- 3.6%
     *4     Computer Sciences Corp. ..........................      124
      5     Electronic Data Systems Corp. ....................       96
      9     First Data Corp. .................................      308
                                                                -------
                                                                    528
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 7.7%
     11     Ford Motor Co. ...................................  $   102
      2     General Dynamics Corp. ...........................      159
      4     General Motors Corp. .............................      152
      4     Northrop Grumman Corp. ...........................      374
      4     Textron, Inc. ....................................      155
      3     Union Pacific Corp. ..............................      192
                                                                -------
                                                                  1,134
                                                                -------
            UTILITIES -- 6.7%
     12     Centerpoint Energy, Inc. .........................      101
      6     Cinergy Corp. ....................................      189
      6     Entergy Corp. ....................................      264
      4     FPL Group, Inc. ..................................      241
      7     Waste Management, Inc. ...........................      167
                                                                -------
                                                                    962
                                                                -------
            Total common stocks...............................  $14,454
                                                                =======
SHORT-TERM SECURITIES -- 4.9%
            INVESTMENT COMPANIES -- 4.9%
    723     SSgA Money Market Fund............................  $   723
                                                                -------
            Total short-term securities.......................  $   723
                                                                =======

                                                            MARKET
                                                             VALUE
                                                            -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $16,940)................   98.6%  $14,454
Total short-term securities (cost $723)...........    4.9       723
                                                    -----   -------
Total investment in securities (total cost
  $17,663)........................................  103.5    15,177
Cash, receivables and other assets................    0.8       119
Payable for securities purchased..................   (3.6)     (535)
Payable for Fund shares redeemed..................   (0.4)      (59)
Dividend payable..................................   (0.3)      (43)
Other liabilities.................................    0.0        (3)
                                                    -----   -------
Net assets........................................  100.0%  $14,656
                                                    =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 1,801 shares outstanding......................  $    18
Paid in capital.............................................   18,675
Accumulated net realized loss on investments................   (1,551)
Unrealized depreciation on securities.......................   (2,486)
                                                              -------
Net assets..................................................  $14,656
                                                              =======

Class IA
  Net asset value per share ($14,656 / 1,801
    shares outstanding) (100,000 shares
    authorized)...................................  $8.14
                                                    =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL EQUITY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 97.1%
            AUSTRALIA -- 3.1%
    24      News Corp., Ltd. (The) (Media & Entertainment)....  $   154
    44      QBE Insurance Group Ltd. (Insurance)..............      202
                                                                -------
                                                                    356
                                                                -------
            CANADA -- 2.7%
     8      BCE, Inc. (Communications)........................      139
     1      Canadian National Railway Co. (Transportation)....       62
     2      Canadian Natural Resources Ltd. (Energy &
              Services).......................................       61
     1      Talisman Energy, Inc. (Energy & Services).........       43
                                                                -------
                                                                    305
                                                                -------
            FRANCE -- 9.6%
     2      Air Liquids S.A. (Chemicals)......................      242
     3      Aventis S.A. (Drugs)..............................      157
     4      Bouygues (Construction)...........................      103
     2      Cap Gemini S.A. (Software & Services).............       41
     3      Carrefour S.A. (Retail)...........................      119
     3      Sanofi-Synthelabo S.A. (Medical Instruments &
              Supplies).......................................      187
     2      TotalFinaElf S.A., B Shares (Energy & Services)...      239
                                                                -------
                                                                  1,088
                                                                -------
            GERMANY -- 1.7%
     3      BMW AG (Transportation)...........................       78
     3      Linde AG (Research & Testing Facilities)..........      116
                                                                -------
                                                                    194
                                                                -------
            IRELAND -- 0.7%
     7      Irish Life & Permanent PLC (Financial Services)...       79
                                                                -------
            ITALY -- 0.6%
    18      Snam Rete Gas (Transportation)....................       63
                                                                -------
            JAPAN -- 6.2%
     3      Canon, Inc. (Computers & Office Equipment)........      113
    11      Chugai Pharmaceutical Co., Ltd. (Medical
              Instruments & Supplies).........................      108
     3      Credit Saison Co., Ltd. (Financial Services)......       48
     3      Honda Motor Co., Ltd. (Transportation)............      122
    12      Nissan Motor Co., Ltd. (Transportation)...........       94
     2      Ono Pharmaceutical Co., Ltd. (Drugs)..............       61
     8      Shiseido Co., Ltd. (Consumer Non-Durables)........      104
     4      Tokyo Broadcasting (Media & Entertainment)........       50
                                                                -------
                                                                    700
                                                                -------
            MEXICO -- 0.3%
     2      Coca-Cola Femsa S.A., ADR (Food, Beverage &
              Tobacco)........................................       39
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            NETHERLANDS -- 6.3%
     6      Azko Nobel N.V. (Chemicals).......................  $   184
    20      Reed Elsevier N.V. (Media & Entertainment)........      241
     4      Unilever N.V. (Consumer Non-Durables).............      245
     5      Vodafone Libertel N.V. (Communications)...........       49
                                                                -------
                                                                    719
                                                                -------
            SINGAPORE -- 1.2%
    13      DBS Holdings Ltd. (Banks).........................       82
   @@0      Haw Par Corp., Ltd. (Financial Services)..........        1
     8      United Overseas Bank Ltd. (Financial Services)....       54
                                                                -------
                                                                    137
                                                                -------
            SOUTH KOREA -- 0.4%
  @@@0      Samsung Electronics Co., Ltd., GDR
              (Electronics)...................................       44
                                                                -------
            SPAIN -- 3.3%
    *6      Gas Natural SDG S.A. (Metals, Minerals &
              Mining).........................................      118
    10      Iberdrola S.A. (Utilities)........................      135
   *14      Telefonica S.A. (Communications)..................      124
                                                                -------
                                                                    377
                                                                -------
            SWEDEN -- 0.3%
     3      Saab AB (Aerospace & Defense).....................       29
                                                                -------
            SWITZERLAND -- 7.9%
     4      Novartis AG (Drugs)...............................      142
     4      STMicroelectronics N.V. (Electronics).............       87
     7      Syngenta AG (Chemicals)...........................      432
   @@0      Synthes-Stratec, Inc. (Medical Instruments &
              Supplies).......................................      133
     2      UBS AG (Banks)....................................      102
                                                                -------
                                                                    896
                                                                -------
            UNITED KINGDOM -- 15.0%
    12      BOC Group PLC (Chemicals).........................      169
    18      BP PLC (Energy & Services)........................      124
    *9      British Sky Broadcasting PLC (Media &
              Entertainment)..................................       95
     3      Capital Radio PLC (Communications)................       25
    35      Diageo PLC (Food, Beverage & Tobacco).............      383
     6      GlaxoSmithKline PLC (Drugs).......................      107
    65      Granada PLC (Media & Entertainment)...............       83
     8      Next PLC (Retail).................................       99
    14      Reckitt Benckiser PLC (Consumer Non-Durables).....      277
     6      Royal Bank of Scotland Group PLC (Banks)..........      143
    73      Vodafone Group PLC (Communications)...............      134
    19      William Hill PLC (Hotels & Gaming)................       71
                                                                -------
                                                                  1,710
                                                                -------
            UNITED STATES OF AMERICA -- 37.8%
   *11      AOL Time Warner, Inc. (Software & Services).......      140
     1      AT&T Corp. (Communications).......................       23

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            UNITED STATES OF AMERICA -- (CONTINUED)
     7      Ace Ltd. (Insurance)..............................  $   195
     3      Air Products & Chemicals, Inc. (Chemicals)........      110
     1      Alberto-Culver Co., Class B (Consumer Non-
              Durables).......................................       71
     3      Allstate Corp. (The) (Insurance)..................      108
    *4      Aramark Corp., Class B (Retail)...................       98
     4      BellSouth Corp. (Communications)..................      112
     2      CIGNA Corp. (Insurance)...........................       69
     3      Citigroup, Inc. (Banks)...........................      109
     1      ConocoPhillips (Energy & Services)................       57
     2      Eli Lilly & Co. (Drugs)...........................      118
     2      FedEx Corp. (Transportation)......................      104
     1      Goldman Sachs Group, Inc. (The) (Financial
              Services).......................................       86
    *3      Guidant Corp. (Medical Instruments & Supplies)....      100
     6      Hewlett-Packard Co. (Computers & Office
              Equipment)......................................      104
     6      Home Depot, Inc. (The) (Retail)...................      141
     4      IMS Health, Inc. (Software & Services)............       57
     1      International Business Machines Corp. (Computers &
              Office Equipment)...............................      108
     2      JM Smucker Co. (The) (Food, Beverage & Tobacco)...       64
     2      Johnson & Johnson (Medical Instruments &
              Supplies).......................................      113
     3      Kellogg Co. (Food, Beverage & Tobacco)............       99
    *4      Lincare Holdings, Inc. (Health Services)..........      132
     2      Merck & Co., Inc. (Drugs).........................      121
     2      Merrill Lynch & Co., Inc. (Financial Services)....       89
     4      MetLife, Inc. (Insurance).........................      111
    *2      Microsoft Corp. (Software & Services).............       83
     2      NIKE, Inc., Class B (Rubber & Plastics
              Products).......................................      109
    *8      Oracle Corp. (Software & Services)................       91
     4      PepsiCo., Inc. (Food, Beverage & Tobacco).........      156
     4      Pfizer, Inc. (Drugs)..............................      115
     5      Praxair, Inc. (Chemicals).........................      274
     3      SAFECO CORP. (Insurance)..........................      112
     2      SBC Communications, Inc. (Communications).........       46
    *4      Safeway, Inc. (Consumer Non-Durables).............       96
     3      SouthTrust Corp. (Banks)..........................       84
     3      St. Paul Cos., Inc. (The) (Insurance).............       85
     2      SunTrust Banks, Inc. (Banks)......................      113
    *4      Viacom, Inc., Class B (Media & Entertainment).....      166
    *6      Yum! Brands, Inc. (Retail)........................      139
                                                                -------
                                                                  4,308
                                                                -------
            Total common stocks...............................  $11,044
                                                                =======
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE
---------                                                       -------
U.S. TREASURIES & FEDERAL AGENCIES -- 3.1%
            FEDERAL HOME LOAN BANK -- 3.1%
  $350      0.75% due 01/02/03................................  $   350
                                                                -------
            Total U.S. treasuries & federal agencies..........  $   350
                                                                =======
SHARES
---------
SHORT-TERM SECURITIES -- 0.0%
            INVESTMENT COMPANIES -- 0.0%
     5      SSgA Money Market Fund............................  $     5
                                                                -------
            Total short-term securities.......................  $     5
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $11,833)................   97.1%  $11,044
Total U.S. treasuries & federal agencies (cost
  $350)...........................................    3.1       350
Total short-term securities (cost $5).............    0.0         5
                                                    -----   -------
Total investment in securities
  (total cost $12,188)............................  100.2    11,399
Cash, receivables and other assets................    0.2        21
Payable for Fund shares redeeemed.................   (0.2)      (19)
Dividend payable..................................   (0.1)      (17)
Other liabilities.................................   (0.1)       (8)
                                                    -----   -------
Net assets........................................  100.0%  $11,376
                                                    =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 1,505 shares outstanding......................  $    15
Paid in capital.............................................   14,597
Accumulated net investment loss.............................       (1)
Accumulated net realized loss on investments................   (2,447)
Unrealized depreciation on securities.......................     (789)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................        1
                                                              -------
Net assets..................................................  $11,376
                                                              =======

Class IA
  Net asset value per share ($11,376 / 1,505 shares
    outstanding) (100,000 shares authorized).......  $7.56
                                                     =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL EQUITY HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           MARKET
                                                            VALUE
                                                           -------
DIVERSIFICATION BY INDUSTRY
Aerospace & Defense...............................   0.3%  $    29
Banks.............................................   5.6       633
Chemicals.........................................  12.4     1,411
Communications....................................   5.7       652
Computers & Office Equipment......................   2.9       325
Construction......................................   0.9       103
Consumer Non-Durables.............................   7.0       793
Drugs.............................................   7.2       821
Electronics.......................................   1.2       131
Energy & Services.................................   4.6       524
Financial Services................................   3.1       357
Food, Beverage & Tobacco..........................   6.5       741
Health Services...................................   1.2       132
Hotels & Gaming...................................   0.6        71
Insurance.........................................   7.8       882
Media & Entertainment.............................   6.9       789
Medical Instruments & Supplies....................   5.6       641
Metals, Minerals & Mining.........................   1.0       118
Research & Testing Facilities.....................   1.0       116
Retail............................................   5.2       596
Rubber & Plastics Products........................   1.0       109
Software & Services...............................   3.6       412
Transportation....................................   4.6       523
Utilities.........................................   1.2       135
                                                    ----   -------
  Total common stocks.............................  97.1%  $11,044
                                                    ====   =======

    *  Non-income producing during the period.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $44 or 0.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 98.5%
            AUSTRALIA -- 1.4%
     6      Brambles Industries Ltd. (Consumer Services)......  $     17
    26      Broken Hill Proprietary Co., Ltd. (Metals,
              Minerals & Mining)..............................       149
    31      News Corp., Ltd. (The) (Media & Entertainment)....       165
                                                                --------
                                                                     331
                                                                --------
            BELGIUM -- 0.5%
     7      Dexia (Banks).....................................        91
     1      UCB S.A. (Drugs)..................................        35
                                                                --------
                                                                     126
                                                                --------
            BRAZIL -- 0.6%
    +2      Cia Brasileira de Distibuicao Grupo Pao de Acucar
              (Electronics)...................................        31
    +7      Petroleo Brasileiro S.A., ADR (Energy &
              Services).......................................       105
                                                                --------
                                                                     136
                                                                --------
            CANADA -- 0.5%
    +1      Alcan, Inc. (Metals, Minerals & Mining)...........        40
   *+1      Celestica, Inc. (Electronics).....................        16
     1      Royal Bank of Canada (Banks)......................        51
                                                                --------
                                                                     107
                                                                --------
            DENMARK -- 0.4%
     3      Novo Nordisk AS (Drugs)...........................        98
                                                                --------
            FINLAND -- 1.6%
    24      Nokia Oyj (Communications)........................       376
                                                                --------
            FRANCE -- 14.2%
    11      AXA (Financial Services)..........................       141
     7      Aventis S.A. (Drugs)..............................       373
    10      BNP Paribas S.A. (Banks)..........................       415
  +@@0      Cap Gemini S.A. (Software & Services).............         9
     1      Carrefour S.A. (Retail)...........................        36
     4      Compagnie de Saint-Gobain (Construction)..........       125
   @@0      Groupe Danone (Food, Beverage & Tobacco)..........        46
    +1      Hermes International (Apparel & Textile)..........       128
   @@0      L'Oreal (Consumer Non-Durables)...................        20
    +2      LVMH Moet Hennessy Louis Vuitton S.A. (Consumer
              Durables).......................................        77
  +@@0      Lafarge S.A. (Construction).......................        25
    *8      Orange S.A. (Communications)......................        56
    +1      Pinault-Printemps-Redoute S.A. (Retail)...........        39
     7      Sanofi-Synthelabo S.A. (Medical Instruments &
              Supplies).......................................       398
     4      Schneider Electric S.A. (Electrical Equipment)....       168
     1      Societe Generale (Banks)..........................        78
    +7      Societe Television Francaise 1 (Media &
              Entertainment)..................................       178
     7      Sodexho Alliance S.A. (Food, Beverage &
              Tobacco)........................................       172

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            FRANCE -- (CONTINUED)
   *+4      Thomson/ex-TMM (Electronics)......................  $     60
     5      TotalFinaElf S.A., B Shares (Energy & Services)...       763
    +2      Vivendi S.A. (Media & Entertainment)..............        35
                                                                --------
                                                                   3,342
                                                                --------
            GERMANY -- 2.5%
     1      Allianz AG (Insurance)............................        62
     2      Bayer AG (Chemicals)..............................        35
     1      Bayerische Vereinsbank AG (Banks).................        16
     3      Deutsche Bank AG (Banks)..........................       122
     1      Deutsche Telekom AG (Communications)..............        16
    +3      Gehe AG (Drugs)...................................       107
     1      Rhoen-Klinikum AG (Health Services)...............        32
     1      SAP AG (Software & Services)......................        68
     1      Siemens AG (Electronics)..........................        38
     2      Veba AG (Utilities)...............................        82
                                                                --------
                                                                     578
                                                                --------
            GREECE -- 0.1%
     3      Hellenic Telecommunications Organization S.A.
              (Communications)................................        32
                                                                --------
            HONG KONG -- 0.7%
    16      Cheung Kong (Holdings) Ltd. (Real Estate).........       104
     9      Hutchinson Whampoa (Communications)...............        56
                                                                --------
                                                                     160
                                                                --------
            INDIA -- 0.2%
    +6      Icici Banking Ltd. (Banks)........................        37
                                                                --------
            ISRAEL -- 0.1%
   *+2      Check Point Software Technologies Ltd. (Software &
              Services).......................................        22
                                                                --------
            ITALY -- 5.7%
   +17      Alleanza Assicurazioni S.p.A. (Insurance).........       125
    +2      Assicurazioni Generali S.p.A. (Insurance).........        46
   +39      Banca Intesa S.p.A. (Banks).......................        82
   +21      ENI S.p.A. (Energy & Services)....................       341
    +2      Mediaset S.p.A. (Media & Entertainment)...........        19
    +8      Mediolanum S.p.A. (Insurance).....................        42
   +37      Olivetti S.p.A. (Communications)..................        38
   +48      Telecom Italia Mobile S.p.A. (Communications).....       217
   +17      Telecom Italia S.p.A. (Communications)............        84
   +15      Telecom Italia S.p.A. (Communications)............       113
   +58      UniCredito Italiano S.p.A. (Financial Services)...       234
                                                                --------
                                                                   1,341
                                                                --------
            JAPAN -- 16.1%
    +7      Canon, Inc. (Computers & Office Equipment)........       264
     5      Credit Saison Co., Ltd. (Financial Services)......        80
   @@0      DDI Corp. (Communications)........................       149
     2      Daiichi Pharmaceutical Co., Ltd. (Drugs)..........        30
     1      Fanuc Ltd. (Electronics)..........................        53

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
   @@0      Fuji Television Network, Inc. (Media &
              Entertainment)..................................  $     60
     8      Fujisawa Pharmaceutical Co., Ltd. (Drugs).........       183
     6      Hitachi Ltd. (Chemicals)..........................        50
     6      Honda Motor Co., Ltd. (Transportation)............       207
     3      Ito-Yokado Co., Ltd. (Retail).....................        88
   @@0      Japan Telecom Co., Ltd. (Communications)..........        25
     1      KYOCERA Corp. (Electronics).......................        47
   @@0      Keyence Corp. (Machinery).........................        52
     9      Marui Co., Ltd. (Retail)..........................        88
    14      Mitsubishi Estate Co., Ltd. (Real Estate).........       107
    23      Mitsui Fudosan Co., Ltd. (Real Estate)............       149
     1      Murata Manufacturing Co., Ltd. (Electronics)......        35
   @@0      NTT DoCoMo, Inc. (Communications).................       225
     9      Nomura Securities (Insurance).....................       101
     1      Rohm Co., Ltd (Electronics).......................        89
     1      SMC Corp. (Machinery).............................        75
     8      Secom Co., Ltd. (Electronics).....................       257
     6      Seven-Eleven Japan Co., Ltd. (Retail).............       183
     2      Shin-Etsu Chemical Co., Ltd. (Chemicals)..........        69
    11      Shiseido Co., Ltd. (Consumer Non-Durables)........       143
     7      Sony Corp. (Electronics)..........................       284
     5      Sumitomo Corp. (Consumer Services)................        21
     7      Suzuki Motor Corp. (Transportation)...............        76
     1      TAKEFUJI Corp. (Financial Services)...............        68
     3      Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................       125
     3      Toppan Printing Co., Ltd. (Consumer Non-
              Durables).......................................        23
     8      Toyota Motor Corp. (Transportation)...............       226
     5      Yamanouchi Pharmaceuticals Co., Ltd. (Medical
              Instruments & Supplies).........................       145
                                                                --------
                                                                   3,777
                                                                --------
            LUXEMBOURG -- 0.1%
     2      SES Global (Communications).......................        17
                                                                --------
            MEXICO -- 1.6%
    +7      America Movil SA de CV, ADR (Communications)......       105
    30      Cifra S.A. de CV (Retail).........................        67
    27      Fomento Economico Mexicano S.A. de C.V. (Food,
              Beverage & Tobacco).............................        98
   *90      Grupo Financiero BBVA Bancomer (Financial
              Services).......................................        68
    +1      Telefonos de Mexico S.A. ADR (Communications).....        35
                                                                --------
                                                                     373
                                                                --------
            NETHERLANDS -- 5.2%
   *10      ASML Holding N.V. (Machinery).....................        87
   @@0      Azko Nobel N.V. (Chemicals).......................        15
   *+1      Equant N.V. (Software & Services).................         4
    15      ING Group N.V. (Insurance)........................       261
     3      Koninklijke Ahold N.V. (Retail)...................        42

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            NETHERLANDS -- (CONTINUED)
    15      Koninklijke KPN N.V. (Communications).............  $     97
    12      Philips Electronics N.V. (Electronics)............       219
     8      Reed Elsevier N.V. (Media & Entertainment)........       103
    +3      Royal Dutch Petroleum Co. (Energy & Services).....       137
     6      VNU N.V. (Media & Entertainment)..................       144
     6      Wolters Kluwer N.V. (Forest & Paper Products).....       108
                                                                --------
                                                                   1,217
                                                                --------
            NORWAY -- 0.5%
     5      Orkla ASA (Food, Beverage & Tobacco)..............        90
     2      Statoil ASA, Class A (Metals, Minerals &
              Mining).........................................        17
                                                                --------
                                                                     107
                                                                --------
            PORTUGAL -- 0.1%
     2      Jeronimo Martins, SGPS, S.A. (Consumer
              Durables).......................................        12
                                                                --------
            RUSSIA -- 0.8%
    @1      Lukoil Holdings ADR (Metals, Minerals & Mining)...        50
    +1      YUKOS, ADR (Energy & Services)....................       132
                                                                --------
                                                                     182
                                                                --------
            SINGAPORE -- 1.1%
     1      Haw Par Corp., Ltd. (Financial Services)..........         2
   *62      MobileOne (Asia) Ltd. (Communications)............        44
    30      United Overseas Bank Ltd. (Financial Services)....       204
                                                                --------
                                                                     250
                                                                --------
            SOUTH KOREA -- 1.7%
    +6      KT Corp., ADR (Communications)....................       120
    +1      Kookmin Bank ADR (Banks)..........................        42
     3      POSCO ADR (Metals, Minerals & Mining).............        85
    +7      SK Telecom Co., Ltd., ADR (Communications)........       149
                                                                --------
                                                                     396
                                                                --------
            SPAIN -- 3.9%
   +20      Banco Bilbao Vizcayz Argentaria S.A. (Banks)......       187
    21      Banco Santander Central Hispano S.A. (Banks)......       144
    +7      Endesa S.A. (Utilities)...........................        81
   *+6      Gas Natural SDG S.A. (Metals, Minerals &
              Mining).........................................       112
     5      Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................       116
    +4      Repsol YPF S.A. (Energy & Services)...............        56
   *17      Telefonica S.A. (Communications)..................       153
    *2      Telefonica S.A., ADR (Communications).............        60
                                                                --------
                                                                     909
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 SWEDEN -- 2.9%
     5      Electrolux AB-Service Shares, Class B (Consumer
              Durables).......................................  $     77
     8      Hennes & Mauritz AB, B Shares (Retail)............       157
    15      Nordea AB (Banks).................................        68
     1      Sandvik AB (Construction).........................        15
    28      Securitas AB (Consumer Services)..................       337
    31      Telefonaktiebolaget LM Ericcson AB, B Shares, ADR
              (Communications)................................        22
                                                                --------
                                                                     676
                                                                --------
            SWITZERLAND -- 6.2%
     7      Adecco S.A. (Business Services)...................       281
     2      Credit Suisse Group (Banks).......................        38
     3      Nestle S.A. (Food, Beverage & Tobacco)............       604
     2      Roche Holdings AG (Drugs).........................       135
     4      STMicroelectronics N.V. (Electronics).............        88
     7      UBS AG (Banks)....................................       340
                                                                --------
                                                                   1,486
                                                                --------
            TAIWAN -- 0.3%
   *14      Taiwan Semiconductor Manufacturing Co., Ltd., ADR
              (Electronics)...................................        99
                                                                --------
            THAILAND -- 0.2%
    65      Bangkok Bank Public Co., Ltd. (Banks).............        75
                                                                --------
            UNITED KINGDOM -- 29.3%
     6      Abbey National PLC (Financial Services)...........        46
     8      AstraZeneca PLC (Drugs)...........................       278
    *3      Autonomy Corp. PLC (Software & Services)..........         9
    12      BG Group PLC (Metals, Minerals & Mining)..........        52
    31      BP PLC (Energy & Services)........................       213
    45      Brambles Industries PLC (Consumer Services).......       109
    16      Cable & Wireless PLC (Communications).............        11
    19      Cadbury Schweppes PLC (Food, Beverage &
              Tobacco)........................................       119
   *10      Celltech Group PLC (Health Services)..............        56
    20      Centrica PLC (Chemicals)..........................        55
    67      Compass Group PLC (Food, Beverage & Tobacco)......       353
    10      DS Smith PLC (Forest & Paper Products)............        23
    20      Diageo PLC (Food, Beverage & Tobacco).............       214
    23      Electrocomponents PLC (Electronics)...............       106
     9      Friends Provident PLC (Insurance).................        18
     2      GKN PLC (Transportation)..........................         6
    52      GlaxoSmithKline PLC (Drugs).......................     1,002
    18      Granada PLC (Media & Entertainment)...............        24
    +5      HSBC Holdings PLC (Banks).........................        57

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            UNITED KINGDOM -- (CONTINUED)
    51      Hays PLC (Consumer Services)......................  $     76
    13      Hilton Group PLC (Hotels & Gaming)................        35
    52      Kingfisher PLC (Retail)...........................       187
     3      P&O Princess Cruises PLC (Transportation).........        23
   @@0      Reckitt Benckiser PLC (Consumer Non-Durables).....         8
    77      Reed International PLC (Media & Entertainment)....       665
    18      Rio Tinto PLC (Metals, Minerals & Mining).........       351
    27      Royal Bank of Scotland Group PLC (Banks)..........       656
    75      Shell Transport & Trading Co., PLC (Metals,
              Minerals & Mining)..............................       493
     6      Standard Chartered PLC (Financial Services).......        65
    80      Tesco PLC (Retail)................................       249
    39      Tomkins PLC (Machinery)...........................       121
    23      Unilever PLC (Food, Beverage & Tobacco)...........       222
     5      United Business Media PLC (Media &
              Entertainment)..................................        25
   360      Vodafone Group PLC (Communications)...............       658
    41      WWP Group PLC (Business Services).................       314
    25      Woolworths Group PLC (Retail).....................        15
                                                                --------
                                                                   6,914
                                                                --------
            Total common stocks...............................  $ 23,176
                                                                ========
SHORT-TERM SECURITIES -- 15.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.0%
 3,304      State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  3,304
            INVESTMENT COMPANIES -- 1.1%
   262      SSgA Money Market Fund............................       262
                                                                --------
            Total short-term securities.......................  $  3,566
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $31,208).......   98.5%  $ 23,176
Total short-term securities (cost
  $3,566)................................   15.1      3,566
                                           -----   --------
Total investment in securities
  (total cost $34,774) -- including
  $3,141 of securities loaned (See Note
  2(i))..................................  113.6     26,742
Cash, receivables and other assets.......    0.6        144
Payable for Fund shares redeemed.........   (0.2)       (39)
Securities lending collateral payable to
  brokers................................  (14.0)    (3,304)
Other liabilities........................   (0.0)       (11)
                                           -----   --------
Net assets...............................  100.0%  $ 23,532
                                           =====   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  100,000 shares authorized; 3,279 shares
  outstanding...................................  $     33
Paid in capital.................................    41,834
Accumulated net investment income...............       301
Accumulated net realized loss on investments....   (10,610)
Unrealized depreciation on securities...........    (8,032)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............         6
                                                  --------
Net assets......................................  $ 23,532
                                                  ========
Class IA
  Net asset value per share ($23,532 / 3,279
    shares outstanding) (100,000 shares
    authorized).................................     $7.18
                                                  ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION BY INDUSTRY
Apparel & Textile.........................   1.0%  $    244
Banks.....................................  10.6      2,499
Business Services.........................   2.5        595
Chemicals.................................   1.0        224
Communications............................  12.1      2,858
Computers & Office Equipment..............   1.1        264
Construction..............................   0.7        165
Consumer Durables.........................   0.7        166
Consumer Non-Durables.....................   0.8        194
Consumer Services.........................   2.4        560
Drugs.....................................   9.5      2,241
Electrical Equipment......................   0.7        168
Electronics...............................   6.0      1,422
Energy & Services.........................   7.4      1,747
Financial Services........................   3.9        908
Food, Beverage & Tobacco..................   8.2      1,918
Forest & Paper Products...................   0.6        131
Health Services...........................   0.4         88
Hotels & Gaming...........................   0.1         35
Insurance.................................   2.8        655
Machinery.................................   1.4        335
Media & Entertainment.....................   6.0      1,418
Medical Instruments & Supplies............   2.8        668
Metals, Minerals & Mining.................   5.7      1,349
Real Estate...............................   1.5        360
Retail....................................   4.9      1,151
Software & Services.......................   0.5        112
Transportation............................   2.4        538
Utilities.................................   0.8        163
                                            ----   --------
Total common stocks.......................  98.5%  $ 23,176
                                            ====   ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $50 or 0.2% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 1.5%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $   46,340
    18,000   Asset Securitization Corp., Series 1997-D4, Class
               A1D (Aaa Moodys)
               7.49% due 04/14/29..............................      20,713
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AAA Fitch)
               6.93% due 02/14/41..............................      19,153
    23,854   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2 (Aaa Moodys)
               7.37% due 02/19/07..............................      26,967
     3,400   Citibank Credit Card Issuance Trust Series
               2000-B1, Class B1 (A2 Moodys)
               7.05% due 09/17/07..............................       3,753
     4,000   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       4,335
    17,225   First Union -- Lehman Brothers Commercial Mortgage
               Trust Series 1997-C1, Class A3 (Aaa Moodys)
               7.38% due 04/18/07..............................      19,649
       127   Money Store Home Improvement Trust (The), Series
               1997-1 Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         128
     3,000   Standard Credit Card Master Trust Series 1995-1,
               Class B (A1 Moodys)
               8.45% due 01/07/07..............................       3,351
                                                                 ----------
                                                                    144,389
                                                                 ----------
             Total collateralized mortgage obligations.........  $  144,389
                                                                 ==========


  SHARES
----------
COMMON STOCKS -- 63.0%
             AEROSPACE & DEFENSE -- 0.3%
    *3,200   General Motors Corp., Class H.....................  $   34,240
                                                                 ----------
             BANKS -- 8.2%
       877   American Express Co. .............................      31,005
     2,134   Bank One Corp. ...................................      78,005
     1,133   Bank of America Corp. ............................      78,844
     5,638   Citigroup, Inc. ..................................     198,393
     1,258   Fannie Mae........................................      80,927
     2,615   Fleet Boston Financial Corp. .....................      63,535
     3,404   Household International, Inc. ....................      94,674
     2,384   State Street Corp. ...............................      92,972
     2,500   U.S. Bancorp                                            53,050
     1,048   Wachovia Corp. ...................................      38,175
                                                                 ----------
                                                                    809,580
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             BUSINESS SERVICES -- 0.7%
   *+3,654   Accenture Ltd., Class A...........................  $   65,735
                                                                 ----------
             CHEMICALS -- 0.6%
     2,161   Dow Chemical Co. (The)............................      64,182
                                                                 ----------
             COMMUNICATIONS -- 1.6%
     3,844   SBC Communications, Inc. .........................     104,216
     1,507   Verizon Communications, Inc. .....................      58,408
                                                                 ----------
                                                                    162,624
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
    *5,710   Cisco Systems, Inc. ..............................      74,800
     6,036   Hewlett-Packard Co. ..............................     104,785
     1,795   International Business Machines Corp. ............     139,082
                                                                 ----------
                                                                    318,667
                                                                 ----------
             CONSTRUCTION -- 0.6%
     3,285   Halliburton Co. ..................................      61,468
                                                                 ----------
             CONSUMER NON-DURABLES -- 2.8%
    +1,739   Estee Lauder Cos., Inc. (The), Class A............      45,910
     2,123   Gillette Co. (The)................................      64,466
       646   Procter & Gamble Co. (The)........................      55,483
    *4,875   Safeway, Inc. ....................................     113,873
                                                                 ----------
                                                                    279,732
                                                                 ----------
             DRUGS -- 8.5%
     2,984   Abbott Laboratories...............................     119,340
    *1,268   Amgen, Inc. ......................................      61,276
       172   Aventis S.A., ADR.................................       9,326
     1,169   Eli Lilly & Co. ..................................      74,219
    *2,410   Genzyme Corp. ....................................      71,264
     *+545   IDEC Pharmaceuticals Corp. .......................      18,084
     5,886   Pfizer, Inc. .....................................     179,936
     1,162   Pharmacia Corp. ..................................      48,567
     4,554   Schering-Plough Corp. ............................     101,099
     4,375   Wyeth.............................................     163,640
                                                                 ----------
                                                                    846,751
                                                                 ----------
             ELECTRONICS -- 2.9%
     7,568   General Electric Co. .............................     184,283
     6,932   Intel Corp. ......................................     107,928
                                                                 ----------
                                                                    292,211
                                                                 ----------
             ENERGY & SERVICES -- 3.7%
     1,182   Anadarko Petroleum Corp. .........................      56,613
     1,417   ChevronTexaco Corp. ..............................      94,169
     4,672   Exxon Mobil Corp. ................................     163,254
     1,174   Schlumberger Ltd. ................................      49,414
                                                                 ----------
                                                                    363,450
                                                                 ----------
             FINANCIAL SERVICES -- 2.5%
     3,182   Franklin Resources, Inc. .........................     108,432
       850   Goldman Sachs Group, Inc. (The)...................      57,892
    +2,269   Merrill Lynch & Co., Inc. ........................      86,120
                                                                 ----------
                                                                    252,444
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS -- (CONTINUED)
FOOD,
BEVERAGE &
TOBACCO -- 2.5%
     1,303   Coca-Cola Co. (The)...............................  $   57,089
    +1,822   General Mills, Inc. ..............................      85,557
     2,593   PepsiCo., Inc. ...................................     109,485
                                                                 ----------
                                                                    252,131
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.6%
     1,730   International Paper Co. ..........................      60,488
     2,124   Kimberly-Clark Corp. .............................     100,803
                                                                 ----------
                                                                    161,291
                                                                 ----------
             HEALTH SERVICES -- 0.4%
      +851   HCA, Inc. ........................................      35,317
                                                                 ----------
             INSURANCE -- 3.1%
     2,853   American International Group, Inc. ...............     165,024
     2,193   Marsh & McLennan Cos., Inc. ......................     101,315
    *2,672   Travelers Property Casualty Corp., Class B........      39,137
                                                                 ----------
                                                                    305,476
                                                                 ----------
             MACHINERY -- 0.8%
       864   Caterpillar, Inc. ................................      39,484
       593   United Technologies Corp. ........................      36,737
                                                                 ----------
                                                                     76,221
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.6%
   *+1,588   Comcast Corp., Class A                                  37,425
       824   Gannett Co., Inc. ................................      59,170
    *6,604   Liberty Media Corp., Class A                            59,041
                                                                 ----------
                                                                    155,636
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
     3,907   Baxter International, Inc. .......................     109,396
      *569   Guidant Corp. ....................................      17,560
       419   Medtronic, Inc. ..................................      19,116
      *377   St. Jude Medical, Inc. ...........................      14,959
                                                                 ----------
                                                                    161,031
                                                                 ----------
             METALS, MINERALS & MINING -- 2.0%
     3,851   Alcoa, Inc. ......................................      87,714
       571   Illinois Tool Works, Inc. ........................      37,048
       630   Lockheed Martin Corp. ............................      36,383
     1,821   Masco Corp. ......................................      38,328
                                                                 ----------
                                                                    199,473
                                                                 ----------
             RETAIL -- 2.7%
     4,094   CVS Corp. ........................................     102,222
    *2,425   Costco Wholesale Corp. ...........................      68,037
     3,138   Home Depot, Inc. (The)............................      75,182
     1,622   McDonald's Corp. .................................      26,082
                                                                 ----------
                                                                    271,523
                                                                 ----------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     2,100   NIKE, Inc., Class B...............................      93,383
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             SOFTWARE & SERVICES -- 5.8%
   *12,002   AOL Time Warner, Inc. ............................  $  157,230
     1,762   Automatic Data Processing, Inc. ..................      69,155
    *1,894   Computer Sciences Corp. ..........................      65,241
    *4,208   Microsoft Corp. ..................................     217,569
    *5,077   Oracle Corp. .....................................      54,828
                                                                 ----------
                                                                    564,023
                                                                 ----------
             TRANSPORTATION -- 2.1%
     1,935   Boeing Co. (The)..................................      63,839
       456   CSX Corp. ........................................      12,918
       879   FedEx Corp. ......................................      47,659
      +809   Northrop Grumman Corp. ...........................      78,434
                                                                 ----------
                                                                    202,850
                                                                 ----------
             UTILITIES -- 2.3%
     2,165   Exelon Corp. .....................................     114,221
     1,059   FPL Group, Inc. ..................................      63,702
     1,850   Waste Management, Inc. ...........................      42,391
                                                                 ----------
                                                                    220,314
                                                                 ----------
             Total common stocks...............................  $6,249,753
                                                                 ==========


PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 16.6%
             BANKS -- 1.7%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $   22,483
    10,000   Bank of Boston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................      10,420
    20,000   BankAmerica Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................      21,946
     1,000   BankAmerica Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................       1,101
    14,825   Banponce Corp. (A- Fitch)
               6.75% due 12/15/05..............................      16,445
    25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
               Moodys)
               5.65% due 02/01/09..............................      27,124
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................       1,122
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................       1,733
    13,685   First Union National Bank (A1 Moodys)
               5.80% due 12/01/08..............................      15,013
     1,000   Household Finance Corp. (A2 Moodys)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................       1,657
    36,745   Key Bank N.A. (A1 Moodys)
               5.80% due 04/01/04..............................      38,449
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................         740

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................  $    1,680
     1,000   Morgan (J.P.) Chase & Co. (A1 Moodys)
               6.75% due 02/01/11..............................       1,087
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         816
       500   Republic New York Capital 1 (A+ Fitch)
               7.75% due 11/15/26..............................         529
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................       1,621
     1,500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................       1,571
     1,000   Washington Mutual Financial Corp. (A Fitch)
               7.25% due 06/15/06..............................       1,115
     1,000   Wells Fargo Co. (Aa2 Moodys)
               6.45% due 02/01/11..............................       1,123
                                                                 ----------
                                                                    168,809
                                                                 ----------
             CHEMICALS -- 0.4%
    20,000   ICI Wilmington, Inc. (Baa2 Moodys)
               6.95% due 09/15/04..............................      20,971
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................      23,085
                                                                 ----------
                                                                     44,056
                                                                 ----------
             COMMUNICATIONS -- 0.4%
     1,500   ALLTEL Corp. (A2 Moodys)
               6.80% due 05/01/29..............................       1,604
     1,750   AT&T Corp. (BBB+ S&P)
               7.80% due 11/15/11..............................       1,913
       500   AT&T Wireless Services, Inc. (A- Fitch)
               8.75% due 03/01/31..............................         490
    10,000   BellSouth Telecommunications, Inc. (Aa2 Moodys)
               6.375% due 06/01/28.............................      10,569
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         568
    16,580   Motorola, Inc. (Baa2 Moodys)
               7.60% due 01/01/07..............................      17,347
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         403
       500   Sprint Capital Corp. (BBB+ Fitch)
               7.625% due 01/30/11.............................         475
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................         794
       500   Verizon Global Funding Corp. (A1 Moodys)
               7.25% due 12/01/10..............................         568

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             COMMUNICATIONS -- (CONTINUED)
$      500   Verizon Global Funding Corp. (A1 Moodys)
               7.75% due 12/01/30..............................  $      582
     1,250   Vodafone Americas Asia, Inc. (A2 Moodys)
               6.65% due 05/01/08..............................       1,414
                                                                 ----------
                                                                     36,727
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.8%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................      32,973
    30,000   International Business Machines Corp. (AA- Fitch)
               6.50% due 01/15/28..............................      32,133
    18,000   Placer Dome, Inc. (BBB+ S&P)
               5.50% due 04/15/04..............................      18,799
                                                                 ----------
                                                                     83,905
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.8%
    25,000   Boise Cascade Corp. (Baa3 Moodys)
               7.05% due 05/15/05..............................      25,670
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................         400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................      19,919
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................         885
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................      29,010
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         822
       500   Safeway, Inc. (Baa2 Moodys)
               7.25% due 01/01/31..............................         566
                                                                 ----------
                                                                     77,272
                                                                 ----------
             CONSUMER SERVICES -- 0.5%
    38,616   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      53,183
                                                                 ----------
             DRUGS -- 0.7%
    26,000   American Home Products Corp. (A S&P)
               7.25% due 03/01/23..............................      29,308
       750   Bristol-Myers Squibb Co. (Aa2 Moodys)
               6.80% due 11/15/26..............................         830
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      32,765
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,200
                                                                 ----------
                                                                     73,103
                                                                 ----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................      12,939
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
ELECTRICAL
EQUIPMENT -- 0.7%
$   30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................  $   32,877
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      33,160
                                                                 ----------
                                                                     66,037
                                                                 ----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................         554
                                                                 ----------
             ENERGY & SERVICES -- 0.2%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................      13,866
     1,000   Conoco, Inc. (Baa1 Moodys)
               6.95% due 04/15/29..............................       1,133
      @500   Dominion Fiber Ventures LLC (Baa2 Moodys)
               7.05% due 03/15/05..............................         488
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,260
       500   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................         534
                                                                 ----------
                                                                     17,281
                                                                 ----------
             FINANCIAL SERVICES -- 0.9%
    30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      31,690
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................      18,415
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................       1,102
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................       1,851
     1,000   Lehman Brothers Holdings, Inc. (A+ Fitch)
               7.875% due 11/01/09.............................       1,172
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................         837
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................       1,340
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................         600
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      32,572
                                                                 ----------
                                                                     89,579
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FOOD, BEVERAGE & TOBACCO -- 1.0%
$      750   Anheuser-Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $      955
       750   Coca-Cola Bottling Co. Consolidated (Baa2 Moodys)
               6.375% due 05/01/09.............................         820
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      33,477
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................      23,648
     1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys)
               7.00% due 03/01/29..............................       1,743
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      37,853
                                                                 ----------
                                                                     99,143
                                                                 ----------
             INSURANCE -- 2.5%
    20,000   ACE INA Holdings (A2 Moodys)
               8.30% due 08/15/06..............................      22,621
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,017
      +500   American General Corp. (Aaa Moodys)
               6.625% due 02/15/29.............................         558
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      31,145
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................      30,633
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      31,338
   @10,000   Lumbermens Mutual Casualty (BBB+ S&P)
               9.15% due 07/01/26..............................       4,568
   @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
               7.875% due 02/15/24.............................      33,446
    +1,000   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................       1,143
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      31,961
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,136
                                                                 ----------
                                                                    244,566
                                                                 ----------
             MACHINERY -- 0.5%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................      21,776
    25,000   Parker Hannifin Corp. (A2 Moodys)
               5.65% due 09/15/03..............................      25,716
                                                                 ----------
                                                                     47,492
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
X$   1,000   COX COMMUNICATIONS, INC. (BBB+ Fitch)
               6.40% due 08/01/08..............................  $    1,047
    30,000   Comcast Cable Communications (Baa2 Moodys)
               6.875% due 06/15/09.............................      31,917
     1,000   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,042
      +750   Liberty Media Corp. (Baa3 Moodys)
               8.25% due 02/01/30..............................         789
    10,400   Times Mirror Co. (The), Class A (A S&P)
               7.50% due 07/01/23..............................      11,455
     9,260   Viacom, Inc. (A3 Moodys)
               6.40% due 01/30/06..............................      10,223
     1,500   Viacom, Inc. (A3 Moodys)
               7.625% due 01/15/16.............................       1,836
    35,000   Walt Disney Co. (The) (A3 Moodys)
               6.375% due 03/01/12.............................      38,282
                                                                 ----------
                                                                     96,591
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      23,138
                                                                 ----------
             METALS, MINERALS & MINING -- 0.0%
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,853
                                                                 ----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................      22,311
                                                                 ----------
             RETAIL -- 1.1%
    20,000   Albertson's, Inc. (Baa1 Moodys)
               6.55% due 08/01/04..............................      21,152
       750   Federated Department Stores, Inc. (Baa1 Moodys)
               6.30% due 04/01/09..............................         800
    30,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      32,151
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      22,808
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................      35,339
                                                                 ----------
                                                                    112,250
                                                                 ----------
             SOFTWARE & SERVICES -- 0.2%
   +25,000   Computer Associates International, Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      23,688
     1,000   Time Warner, Inc. (Baa1 Moodys)
               6.875% due 06/15/18.............................       1,000
                                                                 ----------
                                                                     24,688
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             TRANSPORTATION -- 0.7%
$      500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................  $      518
     1,500   CSX Corp. (Baa2 Moodys)
               7.90% due 05/01/17..............................       1,927
    20,639   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      18,071
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.40% due 01/20/05..............................       1,078
      +750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.75% due 01/18/11..............................         857
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................         385
    15,000   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      11,960
     1,250   General Motors Acceptance Corp. (A2 Moodys)
               6.15% due 04/05/07..............................       1,272
    35,000   General Motors Acceptance Corp. (A2 Moodys)
               8.00% due 11/01/31..............................      35,191
      +500   Norfolk Southern Corp. (Baa1 Moodys)
               6.75% due 02/15/11..............................         566
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,070
                                                                 ----------
                                                                     72,895
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
    50,000   Tennessee Valley Authority (Aa1 Moodys)
               6.00% due 03/15/13..............................      56,134
                                                                 ----------
             UTILITIES -- 1.4%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................      26,795
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,153
    22,350   Duke Energy Corp. (A1 Moodys)
               6.00% due 12/01/28..............................      20,519
      +500   El Paso Corp. (Baa2 Moodys)
               8.05% due 10/15/30..............................         310
    40,000   Great Plains Energy, Inc. (A2 Moodys)
               7.125% due 12/15/05.............................      44,420
     1,500   Madison Gas & Electric Co. (Aa3 Moodys)
               6.02% due 09/15/08..............................       1,624
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................         628
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................      19,293
    10,000   Southern California Gas Co. (AA- S&P)
               5.75% due 11/15/03..............................      10,310

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$      750   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................  $      626
       700   Williams Cos., Inc. (The) (B1 Moodys)
               7.50% due 01/15/31..............................         438
                                                                 ----------
                                                                    126,116
                                                                 ----------
             Total corporate notes.............................  $1,650,622
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 1.4%
             FOREIGN CORPORATIONS -- 1.4%
$   30,000   Alcan, Inc. (A2 Moodys)
               7.25% due 11/01/28..............................  $   35,376
    30,000   Apache Finance Property Ltd. (A3 Moodys)
               7.00% due 03/15/09..............................      34,509
       750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................         867
    15,000   Husky Oil Ltd. (Baa2 Moodys)
               6.875% due 11/15/03.............................      15,553
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................         532
    24,000   Natexis Banques Pop (A1 Moodys)
               7.00% due 11/14/05..............................      26,530
   @18,680   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................      20,709
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................       1,413
    +1,250   Telefonica Europe BV (A2 Moodys)
               7.35% due 09/15/05..............................       1,378
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................         825
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................       1,506
                                                                 ----------
                                                                    139,198
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.0%
       500   Corp. Andina de Fomento (CAF) (A2 Moodys)
               7.10% due 02/01/03..............................         500
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  139,698
                                                                 ==========
MUNICIPAL BONDS V -- 0.0%
             EDUCATION -- 0.0%
$    1,035   Mount Sinai School of Medicine NY (Aaa Moodys)
               6.00% due 07/01/03..............................  $    1,057
                                                                 ----------
             Total municipal bonds.............................  $    1,057
                                                                 ==========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 14.9%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      689   6.30% due 04/01/08................................  $      765
         7   9.00% due 03/01/21................................           7
                                                                 ----------
                                                                        772
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.2%
    58,857   6.00% due 06/15/24 -- 11/15/31....................      61,504
    29,572   6.50% due 03/15/26 -- 06/15/28....................      31,086
   183,528   7.00% due 12/15/26 -- 05/15/32....................     194,589
       715   7.50% due 09/15/23................................         769
    22,891   8.00% due 09/15/26 -- 02/15/31....................      24,769
       724   9.00% due 06/20/16 -- 01/15/23....................         804
        16   9.50% due 05/15/20................................          18
                                                                 ----------
                                                                    313,539
                                                                 ----------
             U.S. TREASURY BONDS -- 5.3%
  +400,000   6.25% due 08/15/23................................     469,938
   +50,000   7.25% due 08/15/04................................      54,693
     2,750   10.375% due 11/15/12..............................       3,676
                                                                 ----------
                                                                    528,307
                                                                 ----------
             U.S. TREASURY NOTES -- 6.4%
  +200,000   3.25% due 12/31/03................................     204,000
  +400,000   3.375% due 04/30/04...............................     410,828
    +5,000   5.00% due 02/15/11................................       5,494
   +10,000   6.625% due 05/15/07...............................      11,673
                                                                 ----------
                                                                    631,995
                                                                 ----------
             Total U.S. treasuries & federal
               agencies........................................  $1,474,613
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             BANKS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        7
                                                                 ----------
             COMMUNICATIONS -- 0.0%
       @@0   Minorplanet Systems USA, Inc. ....................          --
                                                                 ----------
             Total warrants....................................  $        7
                                                                 ==========

SHORT-TERM SECURITIES -- 15.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 13.2%
 1,312,948   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $1,312,948
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             U.S. TREASURY BILLS HELD AS COLLATERAL ON LOANED
             SECURITIES -- 0.0%
             9.25% due 2/15/16.................................  $    1,095
                                                                 ----------
             REPURCHASE AGREEMENT -- 2.1%
$  208,818   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $  208,818
                                                                 ----------
             Total short-term securities.......................  $1,522,861
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $130,147).......................................    1.5%  $   144,389
Total common stocks (cost $7,343,376).............   63.0     6,249,753
Total corporate notes (cost $1,545,586)...........   16.6     1,650,622
Total foreign/yankee bonds & notes (cost
  $123,083).......................................    1.4       139,698
Total municipal bonds (cost $1,033)...............    0.0         1,057
Total U.S. treasuries & federal agencies (cost
  $1,377,964).....................................   14.9     1,474,613
Total warrants (cost $5)..........................    0.0             7
Total short-term securities (cost $1,521,766).....   15.3     1,522,861
                                                    -----   -----------
Total investment in securities (total cost
  $12,042,960) -- including $1,285,438 of
  securities loaned (See Note 2(i))...............  112.7    11,183,000
Cash, receivables and other assets................    0.5        56,365
Payable for Fund shares redeemed..................   (0.0)       (3,306)
Dividend payable..................................   (0.0)         (506)
Payable for accounting services...................   (0.0)          (11)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (13.2)   (1,314,043)
Other liabilities.................................   (0.0)          (24)
                                                    -----   -----------
Net assets........................................  100.0%  $ 9,921,475
                                                    =====   ===========

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  9,500,000 shares authorized; 506,157 shares
  outstanding.................................  $    50,616
Paid in capital...............................   11,060,855
Accumulated net investment income.............      146,740
Accumulated net realized loss on
  investments.................................     (475,681)
Unrealized depreciation on securities.........     (861,055)
                                                -----------
Net assets....................................  $ 9,921,475
                                                ===========

Class IA
Net asset value per share ($9,249,397 / 472,079
  shares outstanding) (8,500,000 shares
  authorized).....................................  $19.59
                                                    ======
Class IB
Net asset value per share ($672,078 / 34,078
  shares outstanding) (1,000,000 shares
  authorized).....................................  $19.72
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
       December 31, 2002, the market value of these securities amounted to $187,277 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 0.5%
            BUSINESS SERVICES -- 0.0%
      @@0   Hosiery Corp. ....................................  $     --
            COMMUNICATIONS -- 0.5%
      +80   WilTel Communications, Inc. ......................     1,267
                                                                --------
            Total common stocks...............................  $  1,267
                                                                ========
CONVERTIBLE PREFERRED STOCKS -- 0.0%
            COMMUNICATIONS -- 0.0%
   ##@@21   Adelphia Communications Corp. ....................  $     --
     ##15   McLeodUSA, Inc. ..................................        61
                                                                --------
            Total convertible preferred stocks................  $     61
                                                                ========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES V -- 70.1%
            AEROSPACE & DEFENSE -- 0.0%
$     125   Sequa Corp. (Ba3 Moodys)
              8.875% due 04/01/08.............................  $    119
                                                                --------
            APPAREL & TEXTILE -- 0.4%
   @1,150   Levi Strauss & Co. (B3 Moodys)
              12.25% due 12/15/12.............................     1,127
                                                                --------
            BANKS -- 0.3%
     +480   Sovereign Bancorp, Inc. (Ba2 Moodys)
              8.625% due 03/15/04.............................       503
      225   Western Financial Bank (B1 Moodys)
              9.625% due 05/15/12.............................       218
                                                                --------
                                                                     721
                                                                --------
            BUSINESS SERVICES -- 0.2%
    1,620   Encompass Services Corp. (Default)
              10.50% due 05/01/09.............................        32
      395   Integrated Electrical Services, Inc. (B2 Moodys)
              9.375% due 02/01/09.............................       363
      150   Interpool, Inc. (Ba3 Moodys)
              7.35% due 08/01/07..............................       136
                                                                --------
                                                                     531
                                                                --------
            CHEMICALS -- 6.8%
    1,025   ARCO Chemical Co. (Ba3 Moodys)
              9.80% due 02/01/20..............................       810
    3,190   Equistar Chemicals LP (BBB- S&P)
              7.55% due 02/15/26..............................     2,456
      600   Equistar Chemicals LP/Equistar Funding Corp. (B
              Fitch)
              10.125% due 09/01/08............................       546
      500   Equister Chemicals LP (B1 Moodys)
              8.75% due 02/15/09..............................       438
   @1,200   FMC Corp. (Baa1 Moodys)
              10.25% due 11/01/09.............................     1,296
    1,050   Ferro Corp. (Baa3 Moodys)
              9.125% due 01/01/09.............................     1,108

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            CHEMICALS -- (CONTINUED)
$    +895   General Chemical Industrial Products, Inc. (Caa2
              Moodys)
              10.625% due 05/01/09............................  $    564
     +280   Georgia Gulf Corp. (B2 Moodys)
              10.375% due 11/01/07............................       297
      345   Georgia Gulf Corp. (Ba2 Moodys)
              7.625% due 11/15/05.............................       357
     +210   Huntsman ICI Chemicals LLC (Caa1 Moodys)
              10.125% due 07/01/09............................       174
      675   IMC Global, Inc. (B+ S&P)
              7.625% due 11/01/05.............................       648
      750   IMC Global, Inc. (BB S&P)
              11.25% due 06/01/11.............................       806
    1,045   Lyondell Chemical Co. (Ba3 Moodys)
              9.625% due 05/01/07.............................     1,003
      750   Lyondell Chemical Co. (BB S&P)
              9.875% due 05/01/07.............................       720
   +1,260   Millennium America, Inc. (BBB- S&P)
              7.00% due 11/15/06..............................     1,217
      785   Millennium America, Inc. (BBB- S&P)
              7.625% due 11/15/26.............................       653
      700   Olin Corp. (Baa3 Moodys)
              9.125% due 12/15/11.............................       795
    +1300   PolyOne Corp. (Baa3 Moodys)
              8.875% due 05/01/12.............................     1,105
    2,905   Solutia, Inc. (Ba3 Moodys)
              11.25% due 07/15/09.............................     2,444
                                                                --------
                                                                  17,437
                                                                --------
            COMMUNICATIONS -- 14.1%
   +1,350   AT&T Corp. (Baa2 Moodys)
              8.50% due 11/15/31..............................     1,488
   +##400   Adelphia Communications Corp. (Default)
              8.875% due 01/15/07.............................       104
    1,500   Allegiance Telecom, Inc. (Ca Moodys)
              0.00% due 02/15/08..............................       293
   +1,210   Avaya, Inc. (BB- S&P)
              11.125% due 04/01/09............................     1,095
      530   Columbia/HCA Healthcare Corp. (BBB- S&P)
              7.50% due 11/15/95..............................       494
      450   Focal Communications Corp. (Default)
              0.00% due 02/15/08..............................         9
      810   Focal Communications Corp. (Default)
              11.875% due 01/15/10............................        16
     +170   HCA, Inc. (B3 Moodys)
              7.00% due 07/01/07..............................       180
    1,035   Level 3 Communications, Inc. (CC S&P)
              9.125% due 05/01/08.............................       662
    3,205   Level 3 Communications, Inc. (CC S&P)
              11.00% due 03/15/08.............................     2,067
    5,000   Level 3 Communications, Inc. (CC S&P)
              11.25% due 03/15/10.............................     3,150

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$     200   Level 3 Communications, Inc. (CC S&P)
              0.00% due 03/15/10..............................  $     71
EUR 1,175   Level 3 Communications, Inc. (CC S&P)
              11.25% due 03/15/10.............................       666
      225   Loral Space & Communications Ltd. (Ca Moodys)
              9.50% due 01/15/06..............................        36
   +1,600   Lucent Technologies, Inc. (BB Fitch)
              5.50% due 11/15/08..............................       800
   +7,307   Lucent Technologies, Inc. (B+ S&P)
              6.45% due 03/15/29..............................     3,215
  ##3,150   Metromedia Fiber Network, Inc. (Default)
              10.00% due 11/15/08.............................        39
EUR ##450   Metromedia Fiber Network, Inc. (Default)
              10.00% due 12/15/09.............................         9
    ##365   Metromedia Fiber Network, Inc. (Default)
              10.00% due 12/15/09.............................         5
    1,050   NTL Communications Corp. (Default)
              0.00% due 10/01/08..............................        79
    1,430   NTL Communications Corp. (Default)
              11.875% due 10/01/10............................       136
EUR 1,280   NTL Communications Corp. (Default)
              12.375% due 02/01/08............................       128
     +400   NTL, Inc. (Default)
              0.00% due 02/01/06..............................        38
   +1,050   Nextel Communications, Inc. (B3 Moodys)
              0.00% due 02/15/08..............................       961
      485   Nextel Communications, Inc. (B3 Moodys)
              9.375% due 11/15/09.............................       439
    4,070   Nextel Communications, Inc. (B3 Moodys)
              9.75% due 10/31/07..............................     3,765
      570   PanAmSat Corp. (Ba2 Moodys)
              6.375% due 01/15/08.............................       547
    2,570   PanAmSat Corp. (Ba2 Moodys)
              6.875% due 01/15/28.............................     2,133
      665   Panamsat Corp. (B- S&P)
              8.50% due 02/01/12..............................       635
      550   Psinet, Inc. (Default)
              11.00% due 08/01/09.............................        17
   +4,410   Qwest Corp. (A Fitch)
              6.875% due 09/15/33.............................     3,396
      845   Qwest Corp. (A Fitch)
              7.20% due 11/01/04..............................       803
    1,330   Qwest Corp. (A Fitch)
              7.25% due 10/15/35..............................       984
   +1,100   Qwest Corp. (B+ S&P)
              7.625% due 06/09/03.............................     1,078
    1,500   RCN Corp. (Ca Moodys)
              0.00% due 10/15/07..............................       330

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            COMMUNICATIONS -- (CONTINUED)
$   6,080   RCN Corp. (Ca Moodys)
              0.00% due 02/15/08..............................  $  1,125
     @280   Rexnord Corp. (Baa2 Moodys)
              10.125% due 12/15/12............................       287
      960   Sprint Capital Corp. (BBB+ S&P)
              7.90% due 03/15/05..............................       970
      925   Sprint Capital Corp. (BBB Fitch)
              8.75% due 03/15/32..............................       879
    1,905   Telewest Communications PLC (C S&P)
              11.00% due 10/01/07.............................       343
   ##@@17   Voicestream Wireless Corp. (Baa2 Moodys)
              0.00% due 11/15/09..............................        --
    ##@@0   Voicestream Wireless Corp. (Baa2 Moodys)
              10.375% due 11/15/09............................         1
   +1,925   WorldCom, Inc. (Default)
              7.50% due 05/15/11..............................       452
    9,590   WorldCom, Inc. (Default)
              8.25% due 05/15/31..............................     2,254
    ##600   XO Communications, Inc. (Default)
              0.00% due 12/01/09..............................         1
    ##750   XO Communications, Inc. (Default)
              10.50% due 12/01/09.............................         1
    ##445   XO Communications, Inc. (Default)
              10.75% due 11/15/08.............................         1
    1,990   XO Communications, Inc. (Default)
              12.50% due 04/15/06.............................         2
                                                                --------
                                                                  36,184
                                                                --------
            CONSTRUCTION -- 1.0%
    1,100   Champion Home Builders Co. (B2 Moodys)
              11.25% due 04/15/07.............................       919
      150   Del Webb Corp. (Ba1 Moodys)
              9.375% due 05/01/09.............................       159
     +350   Kaufman and Broad Home Corp. (Ba2 Moodys)
              7.75% due 10/15/04..............................       357
    1,100   Schuler Homes, Inc., Class A (Baa2 Moodys)
              9.375% due 07/15/09.............................     1,122
      125   Toll Corp. (Ba2 Moodys)
              7.75% due 09/15/07..............................       123
                                                                --------
                                                                   2,680
                                                                --------
            CONSUMER DURABLES -- 0.1%
      260   Collins & Aikman Floor Cover (B2 Moodys)
              9.75% due 02/15/10..............................       260
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
CONSUMER
NON-
DURABLES -- 0.9%
$    @315   AmerisourceBergen Corp. (Baa2 Moodys)
              7.25% due 11/15/12..............................  $    323
     +597   Armkel LLC (B- S&P)
              9.50% due 08/15/09..............................       648
     @750   Johnsondiversey, Inc. (B2 Moodys)
              9.625% due 05/15/12.............................       789
     @585   Xerox Corp. (BB- Fitch)
              9.75% due 01/15/09..............................       562
                                                                --------
                                                                   2,322
                                                                --------
            CONSUMER SERVICES -- 1.7%
     @520   Donnelley (R.H.) Finance Corp. I (B1 Moodys)
              8.875% due 12/15/10.............................       556
   +3,080   Service Corp. International (B1 Moodys)
              6.50% due 03/15/08..............................     2,757
      830   Service Corp. International (B1 Moodys)
              6.875% due 10/01/07.............................       759
     +400   Service Corp. International (B1 Moodys)
              7.875% due 02/01/13.............................       357
                                                                --------
                                                                   4,429
                                                                --------
            DRUGS -- 0.6%
      685   Alaris Medical Systems, Inc. (B2 Moodys)
              11.625% due 12/01/06............................       770
      800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
              7.125% due 05/15/08.............................       839
                                                                --------
                                                                   1,609
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.6%
   @1,625   Perkinelmer, Inc. (Ba3 Moodys)
              8.875% due 01/15/13.............................     1,601
                                                                --------
            ENERGY & SERVICES -- 5.3%
      200   Belco Oil & Gas Corp. (Ba3 Moodys)
              8.875% due 09/15/07.............................       209
     +125   Clark Refining & Marketing, Inc. (Ba3 Moodys)
              8.625% due 08/15/08.............................       119
    1,100   Consumers Energy Co. (Baa3 Moodys)
              6.25% due 09/15/06..............................     1,082
      +75   Cross Timbers Oil Co. (Ba3 Moodys)
              8.75% due 11/01/09..............................        78
      200   Key Energy Services, Inc. (Ba3 Moodys)
              8.375% due 03/01/08.............................       209
      785   Magnum Hunter Resources, Inc. (B2 Moodys)
              9.60% due 03/15/12..............................       834
    1,300   Newpark Resources, Inc. (B2 Moodys)
              8.625% due 12/15/07.............................     1,242
      375   Nuevo Energy Co. (B2 Moodys)
              9.375% due 10/01/10.............................       384
     +553   Nuevo Energy Co. (B2 Moodys)
              9.50% due 06/01/08..............................       570

PRINCIPAL                                                        MARKET
 AMOUNT*                                                         VALUE
---------                                                       --------
            ENERGY & SERVICES -- (CONTINUED)
$     242   Peabody Energy Corp. (B1 Moodys)
              9.625% due 05/15/08.............................  $    256
    1,750   Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08..............................     1,798
    1,300   Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28..............................     1,252
      500   Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.............................       595
     @800   Plains E&P Co. (B2 Moodys)
              8.75% due 07/01/12..............................       832
      850   Pogo Producing Co. (B1 Moodys)
              10.375% due 02/15/09............................       921
   +1,685   Swift Energy Co. (B3 Moodys)
              10.25% due 08/01/09.............................     1,685
     +510   Tesoro Petroleum Corp. (B2 Moodys)
              9.00% due 07/01/08..............................       337
     +500   Tesoro Petroleum Corp. (B2 Moodys)
              9.625% due 11/01/08.............................       340
   +1,030   Tesoro Petroleum Corp. (B2 Moodys)
              9.625% due 04/01/12.............................       670
     +285   Vintage Petroleum, Inc. (Ba3 Moodys)
              8.25% due 05/01/12..............................       296
                                                                --------
                                                                  13,709
                                                                --------
            FINANCIAL SERVICES -- 1.0%
   +1,150   Capital One Bank (A- Fitch)
              8.25% due 06/15/05..............................     1,163
    1,470   Enron Corp. (Default)
              6.95% due 07/15/28..............................       191
       60   RFS Partnership LP (B1 Moodys)
              9.75% due 03/01/12..............................        61
    1,250   Xerox Credit Corp. (B1 Moodys)
              6.10% due 12/16/03..............................     1,213
                                                                --------
                                                                   2,628
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 2.3%
      170   B&G Foods, Inc. (B3 Moodys)
              9.625% due 08/01/07.............................       175
     @570   Del Monte Foods Corp. (B2 Moodys)
              8.625% due 12/15/12.............................       581
    1,200   Dole Food Co. (BBB- S&P)
              7.25% due 05/01/09..............................     1,162
      390   Hercules, Inc. (BB- Fitch)
              6.60% due 08/01/27..............................       382
   +1,400   Hercules, Inc. (BB- S&P)
              11.125% due 11/15/07............................     1,561
    1,450   John Q Hammons Hotels LP/John Q Hammons Hotels
              Finance Corp. III (Baa2 Moodys)
              8.875% due 05/15/12.............................     1,457
    1,120   Land O' Lakes, Inc. (Ba3 Moodys)
              8.75% due 11/15/11..............................       622
                                                                --------
                                                                   5,940
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT*                                                         VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
FOREIGN
CORPORATIONS -- 0.0%
EUR 1,025   NTL Communications Corp. (Default)
              9.875% due 11/15/09.............................  $    102
                                                                --------
            FOREST & PAPER PRODUCTS -- 5.3%
      500   Boise Cascade Corp. (BB+ S&P)
              7.35% due 02/01/16..............................       449
    1,460   Boise Cascade Corp. (Baa3 Moodys)
              7.50% due 02/01/08..............................     1,518
    1,100   Bowater Canada Finance (BBB S&P)
              7.95% due 11/15/11..............................     1,162
      600   Georgia-Pacific Corp. (BBB- S&P)
              7.25% due 06/01/28..............................       462
   +1,525   Georgia-Pacific Corp. (Ba1 Moodys)
              7.50% due 05/15/06..............................     1,449
      580   Georgia-Pacific Corp. (BBB- S&P)
              8.875% due 05/15/31.............................       499
     +825   Georgia-Pacific Corp. (Ba1 Moodys)
              9.875% due 11/01/21.............................       743
      780   Longview Fibre Co. (B2 Moodys)
              10.00% due 01/15/09.............................       819
     +945   Louisiana-Pacific Corp. (BB- S&P)
              8.50% due 08/15/05..............................       980
    1,350   Potlatch Corp. (Baa3 Moodys)
              9.425% due 12/01/09.............................     1,494
   +1,110   Potlatch Corp. (Ba1 Moodys)
              10.00% due 07/15/11.............................     1,215
    2,550   Stone Container Corp. (B2 Moodys)
              9.75% due 02/01/11..............................     2,729
                                                                --------
                                                                  13,519
                                                                --------
            HEALTH SERVICES -- 3.0%
      250   AdvancePCS (Ba2 Moodys)
              8.50% due 04/01/08..............................       260
    1,261   HCA, Inc. (BBB- S&P)
              7.125% due 06/01/06.............................     1,336
      305   Hanger Orthopedic Group, Inc. (B- S&P)
              10.375% due 02/15/09............................       316
    1,595   IASIS Healthcare Corp. (CCC+ S&P)
              13.00% due 10/15/09.............................     1,699
    1,400   Manor Care, Inc. (BBB S&P)
              7.50% due 06/15/06..............................     1,454
     +500   Manor Care, Inc. (BBB S&P)
              8.00% due 03/01/08..............................       528
   +1,380   Select Medical Corp. (B3 Moodys)
              9.50% due 06/15/09..............................     1,428
     +240   Vanguard Health Systems, Inc. (B3 Moodys)
              9.75% due 08/01/11..............................       229
      570   Ventas Realty LP/Cap Corp. (Ba3 Moodys)
              8.75% due 05/01/09..............................       590
                                                                --------
                                                                   7,840
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            HOTELS & GAMING -- 2.7%
$   1,600   Hilton Hotels Corp. (Ba1 Moodys)
              7.625% due 05/15/08.............................  $  1,637
      400   MGM Mirage, Inc. (Ba1 Moodys)
              6.875% due 02/06/08.............................       409
    1,940   Mirage Resorts, Inc. (Ba1 Moodys)
              7.25% due 10/15/06..............................     2,024
     +500   Penn National Gaming, Inc. (B3 Moodys)
              11.125% due 03/01/08............................       548
      +50   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
              Moodys)
              6.75% due 11/15/05..............................        50
   @1,650   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
              Moodys)
              7.375% due 05/01/07.............................     1,621
     @515   Venetian Casino Resort LLC (Ba1 Moodys)
              11.00% due 06/15/10.............................       538
                                                                --------
                                                                   6,827
                                                                --------
            MACHINERY -- 0.4%
     +315   Briggs & Stratton Corp. (Ba1 Moodys)
              8.875% due 03/15/11.............................       339
     @485   Cummins, Inc. (Ba3 Moodys)
              9.50% due 12/01/10..............................       517
      200   Joy Global, Inc. (B2 Moodys)
              8.75% due 03/15/12..............................       209
                                                                --------
                                                                   1,065
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.4%
      125   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B3 Moodys)
              0.00% due 01/15/11..............................        33
      520   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B2 Moodys)
              8.625% due 04/01/09.............................       231
     +990   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B2 Moodys)
              9.625% due 11/15/09.............................       441
      570   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B2 Moodys)
              10.00% due 04/01/09.............................       254
    1,270   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B2 Moodys)
              10.00% due 05/15/11.............................       565
    2,645   Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B+ S&P)
              10.75% due 10/01/09.............................     1,197
    1,925   EchoStar DBS Corp. (B1 Moodys)
              9.375% due 02/01/09.............................     2,036

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$   1,475   Hollinger International Publishing, Inc. (B S&P)
              9.25% due 02/01/06..............................  $  1,521
      600   Hollinger International Publishing, Inc. (B S&P)
              9.25% due 03/15/07..............................       628
      350   PRIMEDIA, Inc. (B3 Moodys)
              7.625% due 04/01/08.............................       312
     +350   PRIMEDIA, Inc. (B3 Moodys)
              8.50% due 02/01/06..............................       328
     +250   PRIMEDIA, Inc. (B3 Moodys)
              10.25% due 06/01/04.............................       245
      550   Park Place Entertainment Corp. (BBB- S&P)
              9.375% due 02/15/07.............................       587
   +1,100   Six Flags, Inc. (B2 Moodys)
              8.875% due 02/01/10.............................     1,034
    1,080   Time Warner Telecom, Inc. (B3 Moodys)
              9.75% due 07/15/08..............................       605
    1,100   USA Networks, Inc. (Baa3 Moodys)
              6.75% due 11/15/05..............................     1,152
      225   World Color Press, Inc. (BB Fitch)
              7.75% due 02/15/09..............................       232
                                                                --------
                                                                  11,401
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
      390   Apogent Technologies, Inc. (Baa3 Moodys)
              8.00% due 04/01/11..............................       447
      850   Bausch & Lomb, Inc. (Baa2 Moodys)
              6.95% due 11/15/07..............................       864
    2,120   Owens-Brockway (B2 Moodys)
              8.875% due 02/15/09.............................     2,184
     +620   United Surgical Partners International, Inc. (B3
              Moodys)
              10.00% due 12/15/11.............................       636
                                                                --------
                                                                   4,131
                                                                --------
            METALS, MINERALS & MINING -- 5.2%
   +2,855   AK Steel Holding Corp. (B1 Moodys)
              7.875% due 02/15/09.............................     2,884
      325   Compass Minerals Groups, Inc. (B3 Moodys)
              10.00% due 08/15/11.............................       356
     +495   Crown Cork & Seal Co. (Ca Moodys)
              8.00% due 04/15/23..............................       349
      290   Cyprus Amax Minerals Co. (Baa3 Moodys)
              8.375% due 02/01/23.............................       261
     +375   Earle M Jorgensen Co. (B- S&P)
              9.75% due 06/01/12..............................       382
      270   Newmont Mining Corp. (BBB S&P)
              8.625% due 05/15/11.............................       315
     @625   Oregon Steel Mills, Inc. (Ba2 Moodys)
              10.00% due 07/15/09.............................       634
      990   Phelps Dodge Corp. (BBB+ Fitch)
              8.75% due 06/01/11..............................     1,024

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            METALS, MINERALS & MINING -- (CONTINUED)
$   3,740   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31..............................  $  3,879
      560   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.375% due 07/01/05.............................       607
     +170   Silgan Corp. (B S&P)
              9.00% due 06/01/09..............................       177
    2,640   United States Steel LLC (Ba3 Moodys)
              10.75% due 08/01/08.............................     2,600
                                                                --------
                                                                  13,468
                                                                --------
            REAL ESTATE -- 0.6%
   +1,330   Stewart Enterprises, Inc. (B2 Moodys)
              10.75% due 07/01/08.............................     1,470
                                                                --------
            RETAIL -- 1.1%
    1,000   Crompton Corp. (Ba1 Moodys)
              8.50% due 03/15/05..............................     1,016
      348   Dillard's, Inc. (Ba3 Moodys)
              6.625% due 01/15/18.............................       298
      255   Dillard's, Inc. (Ba3 Moodys)
              7.13% due 08/01/18..............................       219
    1,450   Penney (J.C.) Co., Inc. (Ba3 Moodys)
              8.25% due 08/15/22..............................     1,233
                                                                --------
                                                                   2,766
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
      855   Plastipak Holdings, Inc. (B3 Moodys)
              10.75% due 09/01/11.............................       899
                                                                --------
            SOFTWARE & SERVICES -- 0.9%
      370   Time Warner Entertainment Co. LP (Baa1 Moodys)
              8.375% due 03/15/23.............................       416
   +1,100   Unisys Corp. (Ba1 Moodys)
              7.25% due 01/15/05..............................     1,111
      550   Unisys Corp. (Ba1 Moodys)
              8.125% due 06/01/06.............................       573
                                                                --------
                                                                   2,100
                                                                --------
            TRANSPORTATION -- 1.3%
     +860   AMR Corp. (B1 Moodys)
              9.00% due 08/01/12..............................       421
     +120   Delta Air Lines, Inc. (Ba3 Moodys)
              7.90% due 12/15/09..............................        83
    2,335   Delta Air Lines, Inc. (Ba3 Moodys)
              8.30% due 12/15/29..............................     1,378
      633   Delta Air Lines, Inc. (Ba3 Moodys)
              9.00% due 05/15/16..............................       411
     +715   Sequa Corp. (Ba3 Moodys)
              9.00% due 08/01/09..............................       686
     +100   United Air Lines, Inc. (Default)
              9.125% due 01/15/12.............................        10
    1,945   United Air Lines, Inc. (Default)
              9.75% due 08/15/21..............................       185
      165   United Air Lines, Inc. (Default)
              10.67% due 05/01/04.............................        17
                                                                --------
                                                                   3,191
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
UTILITIES -- 7.9%
$     405   Allied Waste North America, Inc. (Ba3 Moodys)
              7.625% due 01/01/06.............................  $    403
    1,100   Allied Waste North America, Inc. (Ba3 Moodys)
              8.875% due 04/02/08.............................     1,113
     @550   Allied Waste North America, Inc. (Ba3 Moodys)
              9.25% due 09/01/12..............................       564
      450   Browning-Ferris Industries, Inc. (Ba3 Moodys)
              6.375% due 01/15/08.............................       424
    1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
              7.40% due 09/15/35..............................     1,234
      500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
              7.875% due 03/15/05.............................       498
      120   CMS Energy Corp. (B3 Moodys)
              8.50% due 04/15/11..............................       104
     +815   CMS Energy Corp. (B3 Moodys)
              8.90% due 07/15/08..............................       725
     +200   Calpine Corp. (B1 Moodys)
              8.625% due 08/15/10.............................        85
    ##500   Cogentrix Energy, Inc. (BB+ S&P)
              8.75% due 10/15/08..............................       233
      125   El Paso Electric Co. (Ba3 Moodys)
              9.40% due 05/01/11..............................       126
    2,000   IPC Acquisition Corp. (B3 Moodys)
              11.50% due 12/15/09.............................     1,720
      560   Kansas Gas & Electric Co. (Ba3 Moodys)
              6.50% due 08/01/05..............................       547
      300   Kansas Gas & Electric Co. (Aaa Moodys)
              7.60% due 12/15/03..............................       304
   +4,290   Mission Energy Holding Co. (BBB- Fitch)
              13.50% due 07/15/08.............................       987
    1,130   Sierra Pacific Power Co. (Aaa Moodys)
              8.00% due 06/01/08..............................     1,058
    2,400   Tennessee Gas Pipeline Co. (Baa1 Moodys)
              7.50% due 04/01/17..............................     2,004
    3,195   Transcontinental Gas Pipe LN (Ba2 Moodys)
              6.125% due 01/15/05.............................     3,051
   @1,100   Transcontinental Gas Pipe LN (Ba2 Moodys)
              8.875% due 07/15/12.............................     1,100
    1,150   Waste Management, Inc. (Ba1 Moodys)
              6.50% due 11/15/08..............................     1,244

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
            UTILITIES -- (CONTINUED)
$   1,000   Westar Energy, Inc. (Ba1 Moodys)
              7.65% due 04/15/23..............................  $    859
    1,700   Westar Energy, Inc. (Ba1 Moodys)
              7.875% due 05/01/07.............................     1,721
                                                                --------
                                                                  20,104
                                                                --------
            Total corporate notes.............................  $180,180
                                                                ========
FOREIGN/YANKEE BONDS & NOTES  V -- 16.7%
            FOREIGN CORPORATIONS -- 11.8%
$   1,863   AT&T Canada, Inc. (Default)
              7.625% due 03/15/05.............................  $    317
    1,175   Asia Global Crossing Ltd. (Default)
              13.375% due 10/15/10............................       128
  @@3,033   Australis Media Ltd. (Not Rated)
              15.75% due 05/15/03.............................        --
    2,150   British Sky Broadcasting Group PLC (Ba1 Moodys)
              8.20% due 07/15/09..............................     2,322
   @1,050   Burns Philp Capital Property Ltd. (B2 Moodys)
              9.75% due 07/15/12..............................     1,008
      900   CP Ships Ltd. (Ba3 Moodys)
              10.375% due 07/15/12............................       945
    1,150   Callahan Nordhein-Westfalen GmbH (Default)
              14.00% due 07/15/10.............................        43
     +525   Deutsche Telekom International Finance BV (Baa1
              Moodys)
              9.25% due 06/01/32..............................       666
 EUR  381   Flowserve Finance B.V. (B2 Moodys)
              12.25% due 08/15/10.............................       424
    2,000   France Telecom S.A. (Baa3 Moodys)
              10.00% due 03/01/31.............................     2,435
  ##5,466   Global Crossing Holdings Ltd. (Default)
              9.50% due 11/15/09..............................       164
  ##4,535   Global Crossing Holdings Ltd. (Default)
              9.625% due 05/15/08.............................       136
      900   Inco Ltd. (Baa3 Moodys)
              9.60% due 06/15/22..............................       948
 EUR  780   KPNQuest N.V. (Default)
              7.125% due 06/01/09.............................         4
  @@2,665   KPNQwest N.V. (Default)
              8.125% due 06/01/09.............................        --
 EUR  585   Kappa Beheer BV (B2 Moodys)
              10.625% due 07/15/09............................       651
    8,134   Marconi Corp. PLC (Ca Moodys)
              8.375% due 09/15/30.............................     1,261
EUR 1,250   Messer Griesheim GmbH (B+ S&P)
              10.375% due 06/01/11............................     1,404
    1,275   Methanex Corp. (BBB- S&P)
              8.75% due 08/15/12..............................     1,352
    4,085   Nortel Networks Corp. (Ba3 Moodys)
              6.125% due 02/15/06.............................     2,737

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
$     835   Nortel Networks Corp. (Ba3 Moodys)
              6.875% due 09/01/23.............................  $    426
      250   Northern Telecom Capital (B3 Moodys)
              7.875% due 06/15/26.............................       128
   +1,295   Nova Chemicals Corp. (BB+ S&P)
              7.00% due 05/15/06..............................     1,256
    2,850   Petroleum Geo-Services ASA (Ba3 Moodys)
              7.125% due 03/30/28.............................       741
    1,085   Petroleum Geo-Services ASA (Ba3 Moodys)
              8.15% due 07/15/29..............................       293
      100   Placer Dome, Inc. (Baa2 Moodys)
              7.125% due 06/15/07.............................       110
    1,445   Quebecor Media, Inc. (B2 Moodys)
              11.125% due 07/15/11............................     1,331
      600   Rogers Cantel, Inc. (Ba3 Moodys)
              9.375% due 06/01/08.............................       564
      575   Rogers Cantel, Inc. (Ba3 Moodys)
              9.75% due 06/01/16..............................       519
      950   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08..............................       975
    1,040   Telewest Communications PLC (C S&P)
              9.625% due 10/01/06.............................       187
      620   Tembec Industries, Inc. (Ba1 Moodys)
              7.75% due 03/15/12..............................       601
      875   Tembec Industries, Inc. (Ba1 Moodys)
              8.50% due 02/01/11..............................       882
      550   Tembec Industries, Inc. (Ba1 Moodys)
              8.625% due 06/30/09.............................       554
   +4,425   Tyco International Group S.A. (Ba2 Moodys)
              6.375% due 02/15/06.............................     4,292
 EUR  670   United Pan-Europe Communications N.V. (Default)
              10.875% due 11/01/07............................        35
      150   United Pan-Europe Communications N.V. (Default)
              10.875% due 08/01/09............................        11
     +600   Xerox Capital PLC (B1 Moodys)
              5.875% due 05/15/04.............................       573
                                                                --------
                                                                  30,423
                                                                --------
            FOREIGN GOVERNMENTS -- 4.9%
EUR 2,390   Deutschland Bundesrepublik (Aaa Moodys)
              6.00% due 09/15/03..............................     2,562
EUR 3,115   France BTAN (AAA S&P)
              4.50% due 07/12/03..............................     3,298
 EUR  227   Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
              4.75% due 04/15/03..............................       239
EUR 2,200   Netherlands Government (Aaa Moodys)
              6.50% due 04/15/03..............................     2,334
      250   Republic of Brazil (B Fitch)
              12.75% due 01/15/20.............................       174

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
            FOREIGN GOVERNMENTS -- (CONTINUED)
$     250   Republic of Colombia (Ba2 Moodys)
              8.375% due 02/15/27.............................  $    193
      @17   Republic of Ecuador (Caa2 S&P)
              12.00% due 11/15/12.............................        10
     @290   Republic of Ecuador (Caa2 S&P)
              6.00% due 08/15/30..............................       120
     @600   Russian Federation (BB- Fitch)
              11.00% due 07/24/18.............................       719
GBP 1,690   UK Treasury Gilt (AAA S&P)
              8.00% due 06/10/03..............................     2,771
                                                                --------
                                                                  12,420
                                                                --------
            Total foreign/yankee bonds & notes................  $ 42,843
                                                                ========
 SHARES
---------
PREFERRED STOCKS -- 0.4%
            COMMUNICATIONS -- 0.0%
      @@8   Nextlink Communications, Inc. ....................  $     --
                                                                --------
            ELECTRONICS -- 0.1%
       @4   Xerox Corp. ......................................       215
                                                                --------
            METALS, MINERALS & MINING -- 0.3%
       29   Rio Algom Ltd. ...................................       725
                                                                --------
            Total preferred stocks............................  $    940
                                                                ========
WARRANTS -- 0.0%
            COMMUNICATIONS -- 0.0%
       33   McLeodUSA, Inc. ..................................  $     10
      @@0   Minorplanet Systems USA, Inc. ....................        --
      ##3   Powertel, Inc. ...................................        47
   @##@@3   Solutia, Inc. ....................................        --
      ##1   Splitrock Services, Inc. .........................         9
      ##5   TELUS Corp. ......................................        12
                                                                --------
                                                                      78
                                                                --------
            Total warrants....................................  $     78
                                                                ========
 SHARES
---------
SHORT-TERM SECURITIES -- 25.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 15.9%
   40,968   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 40,968
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 9.7%
$  25,048   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 25,048
                                                                --------
            Total short-term securities.......................  $ 66,016
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $824)..........    0.5%  $  1,267
Total convertible preferred stocks (cost
  $614)..................................    0.0         61
Total corporate notes (cost $202,408)....   70.1    180,180
Total foreign/yankee bonds & notes (cost
  $57,512)...............................   16.7     42,843
Total preferred stocks (cost $1,023).....    0.4        940
Total warrants (cost $97)................    0.0         78
Total short-term securities (cost
  $66,016)...............................   25.6     66,016
                                           -----   --------
Total investment in securities (total
  cost $328,494) -- including $39,895 of
  securities loaned (See Note 2(i))......  113.3    291,385
Cash, receivables and other assets.......    2.6      6,747
Securities lending collateral payable to
  brokers (See Note 2(i))................  (15.9)   (40,968)
Other liabilities........................   (0.0)       (63)
                                           -----   --------
Net assets...............................  100.0%  $257,101
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 30,329 shares
  outstanding...................................  $     30
Paid in capital.................................   318,519
Accumulated net investment income...............    18,851
Accumulated net realized loss on investments....   (43,232)
Unrealized depreciation on securities...........   (37,109)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        42
                                                  --------
Net assets......................................  $257,101
                                                  ========


Class IA
  Net asset value per share ($200,017 / 23,566
    shares outstanding) (2,600,000 shares
    authorized)...................................   $8.49
                                                     =====
Class IB
  Net asset value per share ($57,084 / 6,763
    shares outstanding) (200,000 shares
    authorized)...................................   $8.44
                                                     =====


    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $15,000 or 5.8% of net assets.

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $823 or 0.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR = Euro
       GBP = British Pound

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CONVERTIBLE BONDS V -- 0.3%
            BUSINESS SERVICES -- 0.3%
$    100    Interpublic Group of Cos., Inc. (The) (BB+ S&P)
              1.87% due 06/01/06..............................  $    76
                                                                -------
            Total convertible bonds...........................  $    76
                                                                =======
 SHARES
---------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
            SOFTWARE & SERVICES -- 0.0%
    @@@2    Knology, Inc. ....................................  $    --
                                                                -------
            Total convertible preferred stocks................  $    --
                                                                =======
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES V -- 63.1%
            AEROSPACE & DEFENSE -- 0.4%
$     95    Raytheon Co. (Baa3 Moodys)
              6.75% due 08/15/07..............................  $   105
                                                                -------
            BANKS -- 14.2%
      75    African Development Bank (Aaa Moodys)
              3.25% due 07/29/05..............................       77
      75    Associates Corp. of North America (Aa1 Moodys)
              5.80% due 04/20/04..............................       79
      75    BB&T Corp. (A2 Moodys)
              6.375% due 06/30/05.............................       81
     125    Bank One Corp. (Aa3 Moodys)
              7.625% due 08/01/05.............................      141
     125    Bank United (A3 Moodys)
              8.00% due 03/15/09..............................      145
      60    CIT Group, Inc. (A2 Moodys)
              2.67% due 11/25/03..............................       60
      50    CIT Group, Inc. (AA- Fitch)
              7.125% due 10/15/04.............................       53
      75    Chase Manhattan Corp. (A2 Moodys)
              7.875% due 07/15/06.............................       84
     250    CitiFinancial (Aa1 Moodys)
              6.625% due 06/01/15.............................      277
     100    CitiFinancial (Aa1 Moodys)
              6.75% due 07/01/07..............................      112
     100    Citicorp (Aa2 Moodys)
              6.375% due 01/15/06.............................      109
    @258    Citicorp Lease Pass-Through Trust (Aa1 Moodys)
              7.22% due 06/15/05..............................      283
    @200    Citicorp Lease Pass-Through Trust (Aa3 Moodys)
              8.04% due 12/15/19..............................      222
     150    Citigroup Capital II (Aa2 Moodys)
              7.75% due 12/01/36..............................      163
     100    Citigroup, Inc. (Aa1 Moodys)
              4.125% due 06/30/05.............................      104
     250    Citigroup, Inc. (Aa2 Moodys)
              6.625% due 06/15/32.............................      273

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            BANKS -- (CONTINUED)
$     50    Countrywide Financial (A S&P)
              3.50% due 12/19/05..............................  $    50
    @150    Dresdner Funding Trust I (A1 Moodys)
              8.151% due 06/30/31.............................      153
     100    Ford Motor Credit Corp. (A3 Moodys)
              6.875% due 02/01/06.............................      100
     100    Ford Motor Credit Corp. (A3 Moodys)
              7.375% due 10/28/09.............................       99
     125    Ford Motor Credit Corp. (A3 Moodys)
              7.875% due 06/15/10.............................      126
      60    Household Finance Corp. (A2 Moodys)
              6.50% due 01/24/06..............................       64
     100    Household Finance Corp. (A2 Moodys)
              8.00% due 05/09/05..............................      108
      85    KeyBank National Association (A1 Moodys)
              4.10% due 06/30/05..............................       88
     130    NBD Bank N.A. (A1 Moodys)
              8.25% due 11/01/24..............................      164
     150    Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
              7.125% due 10/01/06.............................      169
      50    Santander Financial Issuances (A2 Moodys)
              7.00% due 04/01/06..............................       54
      60    Swiss Bank Corp.-NY (AA+ S&P)
              7.375% due 06/15/17.............................       71
     150    U.S. Bancorp (Aa3 Moodys)
              6.30% due 02/04/14..............................      169
     100    Wachovia Corp. (A2 Moodys)
              6.55% due 10/15/35..............................      109
     100    Wachovia Corp. (A2 Moodys)
              7.50% due 04/15/35..............................      119
     100    Wells Fargo Financial, Inc. (Aa2 Moodys)
              6.125% due 02/15/06.............................      110
                                                                -------
                                                                  4,016
                                                                -------
            BUSINESS SERVICES -- 0.2%
     @65    United Rentals North America, Inc. (BB- S&P)
              10.75% due 04/15/08.............................       64
                                                                -------
            CHEMICALS -- 0.1%
      40    Equistar Chemicals LP/Equistar Funding Corp. (B
              Fitch)
              10.125% due 09/01/08............................       36
                                                                -------
            COMMUNICATIONS -- 2.9%
      85    AT&T Wireless Services, Inc. (A- Fitch)
              8.75% due 03/01/31..............................       83
   ##100    Adelphia Communications, Inc. (Default)
              10.875% due 10/01/10............................       38
     100    Centel Capital Corp. (Baa3 Moodys)
              9.00% due 10/15/19..............................       92
      45    GTE Hawaiian Telephone Co. (A+ S&P)
              7.00% due 02/01/06..............................       49
      75    Sprint Capital Corp. (BBB Fitch)
              5.70% due 11/15/03..............................       75

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES V -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$     60    Sprint Capital Corp. (BBB Fitch)
              5.875% due 05/01/04.............................  $    59
      80    Sprint Capital Corp. (BBB Fitch)
              6.00% due 01/15/07..............................       76
     200    Sprint Capital Corp. (BBB Fitch)
              6.125% due 11/15/08.............................      182
      50    Sprint Capital Corp. (BBB Fitch)
              8.75% due 03/15/32..............................       48
      65    TCI Communications, Inc. (BBB+ S&P)
              7.875% due 02/15/26.............................       66
      50    Verizon Global Funding Corp. (A1 Moodys)
              6.125% due 06/15/07.............................       55
                                                                -------
                                                                    823
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 0.6%
     130    International Business Machines Corp. (AA- Fitch)
              8.375% due 11/01/19.............................      164
                                                                -------
            CONSTRUCTION -- 0.2%
      60    WCI Communities, Inc. (B1 Moodys)
              9.125% due 05/01/12.............................       54
                                                                -------
            ELECTRONICS -- 0.6%
      50    Heller Financial, Inc. (A Fitch)
              7.375% due 11/01/09.............................       59
     100    Heller Financial, Inc. (Aaa Moodys)
              6.375% due 03/15/06.............................      111
                                                                -------
                                                                    170
                                                                -------
            ENERGY & SERVICES -- 9.1%
     100    Amerada Hess Corp. (Baa2 Moodys)
              5.30% due 08/15/04..............................      104
      60    Amerada Hess Corp. (Baa2 Moodys)
              7.30% due 08/15/31..............................       65
     130    Anadarko Petroleum Corp. (A- Fitch)
              7.73% due 09/15/96..............................      149
      60    Chesapeake Energy Corp. (B1 Moodys)
              8.375% due 11/01/08.............................       62
      75    Conoco, Inc. (Baa1 Moodys)
              5.90% due 04/15/04..............................       79
      50    Devon Energy Corp. (Baa2 Moodys)
              7.95% due 04/15/32..............................       60
     100    Devon Financing Corp. ULC (Baa2 Moodys)
              7.875% due 09/30/31.............................      118
     150    Louis Dreyfus Natural Gas (A3 Moodys)
              6.875% due 12/01/07.............................      168
     250    National-Oilwell, Inc. (BBB+ S&P)
              6.50% due 03/15/11..............................      261
     300    Newfield Exploration Co. (BB+ S&P)
              7.625% due 03/01/11.............................      316
     275    Noble Energy, Inc. (Baa2 Moodys)
              7.25% due 08/01/97..............................      270
      50    Occidental Petroleum Corp. (AAA S&P)
              6.50% due 04/01/05..............................       54

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            ENERGY & SERVICES -- (CONTINUED)
$    200    Occidental Petroleum Corp. (Baa2 Moodys)
              7.375% due 11/15/08.............................  $   234
     250    Occidental Petroleum Corp. (Baa2 Moodys)
              9.25% due 08/01/19..............................      327
     165    Transocean, Inc. (A- S&P)
              6.95% due 04/15/08..............................      184
     100    Union Pacific Resources Group, Inc. (Baa1 Moodys)
              6.75% due 05/15/08..............................      114
                                                                -------
                                                                  2,565
                                                                -------
            FINANCIAL SERVICES -- 7.4%
     100    Auburn Hills Trust (A Fitch)
              12.375% due 05/01/20............................      147
      75    Burlington Resources Finance Co. (Baa1 Moodys)
              7.40% due 12/01/31..............................       88
      90    Calpine Canada Energy Finance LLC (BB+ Fitch)
              8.50% due 05/01/08..............................       39
    @225    Fidelity Investments/Boston (AA S&P)
              7.57% due 06/15/29..............................      271
    @130    GECA-Premium Asset Trust (Aa2 Moodys)
              5.25% due 07/19/04..............................      136
     100    General Electric Capital Corp. (Aaa Moodys)
              5.00% due 06/15/07..............................      106
      50    General Electric Capital Corp. (Aaa Moodys)
              6.80% due 11/01/05..............................       56
     200    Health Care, Inc. (BBB- S&P)
              7.50% due 08/15/07..............................      211
      50    Host Marriott LP (Ba3 Moodys)
              8.375% due 02/15/06.............................       50
      75    Host Marriott LP (Ba3 Moodys)
              9.50% due 01/15/07..............................       76
     300    Lehman Brothers Holdings, Inc. (A+ Fitch)
              0.00% due 02/10/28..............................       41
      50    Lehman Brothers Holdings, Inc. (A+ Fitch)
              8.75% due 03/15/05..............................       56
      75    Lehman Brothers Holdings, Inc. (A2 Moodys)
              11.625% due 05/15/05............................       89
     100    Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              6.30% due 01/15/06..............................      109
     125    National Rural Utilities Cooperative Finance Corp.
              (A1 Moodys)
              6.00% due 05/15/06..............................      136
     200    NiSource Finance Corp. (BBB S&P)
              5.75% due 04/15/03..............................      199

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES V -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
$    100    Washington Mutual, Inc. (A Fitch)
              8.25% due 06/15/05..............................  $   113
     150    Washington Mutual, Inc. (A- Fitch)
              8.25% due 04/01/10..............................      179
                                                                -------
                                                                  2,102
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
      95    Anheuser-Busch Cos., Inc. (A1 Moodys)
              6.50% due 02/01/43..............................      107
     100    Archer-Daniels-Midland Co. (A1 Moodys)
              6.95% due 12/15/97..............................      108
      50    Constellation Brands, Inc. (Ba3 Moodys)
              8.125% due 01/15/12.............................       52
      35    Dole Food Co. (BBB- S&P)
              7.25% due 05/01/09..............................       34
     100    Grand Metropolitan Investment Corp. (A1 Moodys)
              7.45% due 04/15/35..............................      123
     @55    Roundy's, Inc. (B2 Moodys)
              8.875% due 06/15/12.............................       54
                                                                -------
                                                                    478
                                                                -------
            FOREST & PAPER PRODUCTS -- 0.3%
      40    Appleton Papers, Inc. (B+ S&P)
              12.50% due 12/15/08.............................       44
      35    Louisiana-Pacific Corp. (Ba1 Moodys)
              8.50% due 08/15/05..............................       36
                                                                -------
                                                                     80
                                                                -------
            HEALTH SERVICES -- 0.3%
      90    Hanger Orthopedic Group, Inc. (B- S&P)
              10.375% due 02/15/09............................       93
                                                                -------
            HOTELS & GAMING -- 0.6%
      60    Boyd Gaming Corp. (B1 Moodys)
              8.75% due 04/15/12..............................       62
      25    Hilton Hotels Corp. (Baa2 Moodys)
              7.625% due 12/01/12.............................       25
      80    Mohegan Tribal Gaming (BB Fitch)
              8.00% due 04/01/12..............................       83
                                                                -------
                                                                    170
                                                                -------
            INSURANCE -- 2.8%
    @100    AIG SunAmerica Global Financing IX (Aaa Moodys)
              6.90% due 03/15/32..............................  $   116
    @215    Allstate Corp. (The) (AA+ S&P)
              6.50% due 06/14/11..............................      241
      50    American General Corp. (Aaa Moodys)
              7.50% due 08/11/10..............................       59
     100    American General Finance Corp. (A1 Moodys)
              6.75% due 11/15/04..............................      107
    @100    John Hancock Global Funding II (AA+ S&P)
              5.00% due 07/27/07..............................      105

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            INSURANCE -- (CONTINUED)
$    @90    John Hancock Global Funding II (AA+ S&P)
              6.50% due 03/01/11..............................  $    97
      30    Lincoln National Corp. (A Fitch)
              9.125% due 10/01/24.............................       34
      35    Torchmark Corp. (A S&P)
              7.875% due 05/15/23.............................       39
                                                                -------
                                                                    798
                                                                -------
            MACHINERY -- 0.3%
     @75    Pall Corp. (Baa2 Moodys)
              6.00% due 08/01/12..............................       80
                                                                -------
            MEDIA & ENTERTAINMENT -- 4.3%
     400    CSC Holdings, Inc. (BB+ S&P)
              7.25% due 07/15/08..............................      373
     350    CSC Holdings, Inc. (BB+ S&P)
              7.875% due 12/15/07.............................      336
     200    CSC Holdings, Inc. (BB+ S&P)
              7.875% due 02/15/18.............................      179
      55    Charter Communications Holdings LLC/ Charter
              Communications Holdings Cap Corp. (B+ S&P)
              10.75% due 10/01/09.............................       25
      55    Jones Intercable, Inc. (Ba2 Moodys)
              8.875% due 04/01/07.............................       59
      35    Park Place Entertainment Corp. (BBB- S&P)
              7.50% due 09/01/09..............................       36
     175    Turner Broadcasting (Baa1 Moodys)
              8.375% due 07/01/13.............................      197
                                                                -------
                                                                  1,205
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.5%
     125    Johnson & Johnson (Aaa Moodys)
              8.72% due 11/01/24..............................      144
                                                                -------
            METALS, MINERALS & MINING -- 0.4%
      50    Lockheed Martin Corp. (BBB+ Fitch)
              7.25% due 05/15/06..............................       56
      70    MMI Products, Inc. (B2 Moodys)
              11.25% due 04/15/07.............................       64
                                                                -------
                                                                    120
                                                                -------
            REAL ESTATE -- 0.7%
      50    EOP Operating LP (Baa1 Moodys)
              6.50% due 01/15/04..............................       52
      30    EOP Operating LP (Baa1 Moodys)
              6.75% due 02/15/12..............................       32
      30    EOP Operating LP (Baa1 Moodys)
              7.25% due 02/15/18..............................       32
      65    K Hovnanian Enterprises, Inc. (Ba3 Moodys)
              10.50% due 10/01/07.............................       70
                                                                -------
                                                                    186
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES V -- (CONTINUED)
REAL
ESTATE
INVESTMENT
TRUST -- 0.1%
$     35    iStar Financial, Inc. (BBB- Fitch)
              8.75% due 08/15/08..............................  $    37
                                                                -------
            RETAIL -- 0.5%
      50    Big 5 Corp. (B1 Moodys)
              10.875% due 11/15/07............................       52
      30    Gap, Inc. (The) (BB+ S&P)
              9.90% due 12/15/05..............................       32
      55    Wal-Mart Stores, Inc. (Aa2 Moodys)
              8.50% due 09/15/24..............................       62
                                                                -------
                                                                    146
                                                                -------

            SOFTWARE & SERVICES -- 1.1%
     @41    Knology, Inc. (Baa2 Moodys)
              12.00% due 11/30/09.............................  $    19
     100    Time Warner, Inc. (Baa1 Moodys)
              7.75% due 06/15/05..............................      107
     150    Time Warner, Inc. (Baa1 Moodys)
              9.15% due 02/01/23..............................      172
                                                                -------
                                                                    298
                                                                -------
            TRANSPORTATION -- 5.4%
      50    CSK Auto, Inc. (B2 Moodys)
              12.00% due 06/15/06.............................       54
     150    CSX Corp. (Baa2 Moodys)
              7.25% due 05/01/27..............................      164
      92    Continental Airlines, Inc. (A+ S&P)
              8.048% due 11/01/20.............................       81
      69    Continental Airlines, Inc. (A+ S&P)
              7.707% due 04/02/21.............................       61
     174    Continental Airlines, Inc. (AA- S&P)
              6.90% due 01/02/18..............................      152
      60    DaimlerChrysler North America Holding Corp. (A3
              Moodys)
              3.40% due 12/15/04..............................       60
     100    General Motors Acceptance Corp. (A2 Moodys)
              5.25% due 05/16/05..............................      100
     150    General Motors Acceptance Corp. (A2 Moodys)
              6.15% due 04/05/07..............................      153
     100    General Motors Acceptance Corp. (A2 Moodys)
              6.38% due 01/30/04..............................      103
     100    General Motors Acceptance Corp. (A2 Moodys)
              6.85% due 06/17/04..............................      104
      50    General Motors Acceptance Corp. (A2 Moodys)
              7.625% due 06/15/04.............................       53
     200    General Motors Corp. (A3 Moodys)
              8.80% due 03/01/21..............................      214

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            TRANSPORTATION -- (CONTINUED)
$     70    Railamerica Transportation Corp. (B S&P)
              12.875% due 08/15/10............................  $    70
     200    United Air Lines, Inc. (Default)
              7.73% due 07/01/10..............................      154
                                                                -------
                                                                  1,523
                                                                -------
            UTILITIES -- 8.4%
     @88    AES Corp. (The) (Ba2 Moodys)
              10.00% due 07/15/05.............................       83
     200    Beaver Valley II Funding (Baa3 Moodys)
              9.00% due 06/01/17..............................      222
     100    Cleveland Electric Illuminating Co. (Aaa Moodys)
              6.86% due 10/01/08..............................      108
      60    Duke Energy Corp. (A S&P)
              6.45% due 10/15/32..............................       58
     310    El Paso Electric Co. (Aa3 Moodys)
              8.90% due 02/01/06..............................      313
     100    El Paso Electric Co. (Ba3 Moodys)
              9.40% due 05/01/11..............................      101
    @192    Kincaid Generation LLC (Baa3 Moodys)
              7.33% due 06/15/20..............................      188
     150    Kinder Morgan, Inc. (Baa2 Moodys)
              6.80% due 03/01/08..............................      164
      60    Mission Energy Holding Co. (BBB- Fitch)
              13.50% due 07/15/08.............................       14
     200    Niagara Mohawk Power Corp. (A- S&P)
              0.00% due 07/01/10..............................      205
     113    Niagara Mohawk Power Corp. (A- S&P)
              7.625% due 10/01/05.............................      126
     200    Niagara Mohawk Power Corp. (Ba3 Moodys)
              7.75% due 05/15/06..............................      227
      50    Public Service Co. of New Mexico (Baa3 Moodys)
              7.10% due 08/01/05..............................       51
     250    South Carolina Electric & Gas Co. (A1 Moodys)
              9.00% due 07/15/06..............................      275
     250    Texas-New Mexico Power Co. (BBB Fitch)
              6.25% due 01/15/09..............................      238
                                                                -------
                                                                  2,373
                                                                -------
            Total corporate notes.............................  $17,830
                                                                =======
FOREIGN/YANKEE BONDS & NOTES V -- 10.8%
            FOREIGN CORPORATIONS -- 7.4%
     200    Barclays Bank PLC (Aa2 Moodys)
              1.625% due 11/29/49.............................  $   168
     150    British Sky Broadcasting Group PLC (Ba1 Moodys)
              7.30% due 10/15/06..............................      156
    @135    Canadian Oil Sand Ltd. (BBB+ S&P)
              7.90% due 09/01/21..............................      139
      75    European Investment Bank (AAA S&P)
              4.625% due 03/01/07.............................       80

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
$     60    Export Development Corp. (Aaa Moodys)
              4.00% due 08/01/07..............................  $    62
     140    Husky Oil Ltd. (BB+ S&P)
              8.90% due 08/15/28..............................      155
     150    Husky Oil Ltd. (Baa2 Moodys)
              7.125% due 11/15/06.............................      167
     140    Hydro Quebec (A+ S&P)
              1.938% due 09/29/49.............................      124
     110    Hydro Quebec (Aaa Moodys)
              9.40% due 02/01/21..............................      157
      80    Lloyds TSB Bank PLC (Aa1 Moodys)
              1.688% due 06/29/49.............................       65
     150    News America Holdings, Inc. (BBB Fitch)
              8.00% due 10/17/16..............................      169
      60    News America, Inc. (Baa3 Moodys)
              6.75% due 01/09/38..............................       61
     200    Petroleos Mexicanos (Baa1 Moodys)
              9.375% due 12/02/08.............................      231
     200    Petroleos Mexicanos (Baa1 Moodys)
              9.50% due 09/15/27..............................      230
     100    UBS Preferred Funding Trust 1 (AA- S&P)
              8.622% due 12/29/49.............................      121
                                                                -------
                                                                  2,085
                                                                -------
            FOREIGN GOVERNMENTS -- 3.4%
NZD  250    Canadian Government (AAA S&P)
              6.625% due 10/03/07.............................      134
EUR  350    Deutschland Bundesrepublik (Aaa Moodys) 5.00% due
              07/04/12........................................      389
     115    Region of Lombardy (Aa1 Moodys) 5.804% due
              10/25/32........................................      120
GBP  175    UK Treasury Gilt (AAA S&P)
              7.25% due 12/07/07..............................      320
                                                                -------
                                                                    963
                                                                -------
            Total foreign/yankee bonds & notes................  $ 3,048
                                                                =======
U.S. TREASURIES & FEDERAL AGENCIES -- 23.6%
            FEDERAL FARM -- 2.7%
$    750    5.15% due 01/07/03................................  $   750
                                                                -------
            FEDERAL HOME LOAN BANK -- 3.3%
     900    6.125% due 08/15/03...............................      927
                                                                -------
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.7%
      75    6.00% due 04/01/17 -- 01/01/33....................       78
     123    6.50% due 07/01/16 -- 08/01/32....................      128
                                                                -------
                                                                    206
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.1%
$     75    6.00% due 01/01/33................................  $    78
     166    6.50% due 09/01/31 -- 11/01/31....................      173
     157    7.00% due 02/01/16 -- 09/01/32....................      166
      78    7.50% due 11/01/15 -- 05/01/32....................       83
      92    8.00% due 04/01/32................................       99
                                                                -------
                                                                    599
                                                                -------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
      24    6.00% due 12/15/31................................       25
      63    6.50% due 03/15/31 -- 11/15/31....................       66
      34    7.00% due 06/15/31 -- 08/15/31....................       36
      14    7.50% due 01/15/32................................       14
      50    8.50% due 11/15/24................................       55
                                                                -------
                                                                    196
                                                                -------
            U.S. GOVERNMENT AGENCIES -- 2.7%
     250    Fannie Mae (Aaa Moodys)...........................      265
     150    Fannie Mae (Aaa Moodys)...........................      157
     100    Fannie Mae (Aaa Moodys)...........................      107
     200    Fannie Mae (Aaa Moodys)...........................      224
                                                                -------
                                                                    753
                                                                -------
            U.S. TREASURY BONDS -- 3.6%
     400    6.125% due 08/15/07...............................      460
     150    6.25% due 08/15/23................................      176
     100    6.50% due 02/15/10................................      120
     200    7.50% due 11/15/16................................      262
                                                                -------
                                                                  1,018
                                                                -------
            U.S. TREASURY NOTES -- 7.8%
   1,100    3.25% due 08/15/07................................    1,127
     250    3.25% due 12/31/03................................      255
     250    4.625% due 05/16/06...............................      270
      50    4.75% due 11/15/08................................       55
     450    5.75% due 08/15/10................................      517
                                                                -------
                                                                  2,224
                                                                -------
            Total U.S. treasuries & federal agencies..........  $ 6,673
                                                                =======
 SHARES
---------
WARRANTS -- 0.0%
            COMMUNICATIONS -- 0.0%
    @@@0    NTELOS, Inc. .....................................  $    --
            TRANSPORTATION -- 0.0%
    @@@0    RailAmerica, Inc. ................................        1
                                                                -------
            Total warrants....................................  $     1
                                                                =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 1.7%
            CORPORATE NOTES -- 0.2%
$     50    Ford Motor Credit Corp.
              1.60% due 03/17/03..............................  $    50
                                                                -------
            REPURCHASE AGREEMENT -- 1.5%
     437    State Street Repurchase Agreement dated 12/31/02,
              maturity amount $437 (Collateralized by $447
              FHLMC 4.50% due 06/15/03).......................      437
                                                                -------
            Total short-term securities.......................  $   487
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total convertible bonds (cost $85)........    0.3%  $    76
Total corporate notes (cost $17,285)......   63.1    17,830
Total foreign/yankee bonds & notes (cost
  $2,881).................................   10.8     3,048
Total U.S. treasuries & federal agencies
  (cost $6,451)...........................   23.6     6,673
Total warrants (cost $1)..................    0.0         1
Total short-term securities (cost $487)...    1.7       487
                                            -----   -------
Total investment in securities
  (total cost $27,190)....................   99.5    28,115
Cash, receivables and other assets........    1.6       460
Payable for securities purchased..........   (0.4)     (103)
Payable for Fund shares redeemed..........   (0.7)     (205)
Other liabilities.........................    0.0       (13)
                                            -----   -------
Net assets................................  100.0%  $28,254
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 100,000
  shares authorized; 2,604 shares outstanding....  $    26
Paid in capital..................................   28,603
Accumulated net investment income................    1,598
Accumulated net realized loss on investments.....   (2,899)
Unrealized appreciation on securities............      925
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............        1
                                                   -------
Net assets.......................................  $28,254
                                                   =======

Class IA
  Net asset value per share ($28,254 / 2,604
    shares outstanding) (100,000 shares
    authorized)...................................  $10.85
                                                    ======

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $2,252 or 8.0% of net assets.

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $38 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 0.6%
$    4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................  $    4,510
     1,100   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       1,192
     7,600   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       7,986
       825   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         885
                                                                 ----------
                                                                     14,573
                                                                 ----------
             Total collateralized mortgage obligations.........  $   14,573
                                                                 ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
       +26   WilTel Communications, Inc. ......................  $      403
                                                                 ----------
             Total common stocks...............................  $      403
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 35.5%
             BANKS -- 0.6%
$  +14,450   Ford Motor Credit Corp. (A3 Moodys)
               6.875% due 02/01/06.............................  $   14,475
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         524
                                                                 ----------
                                                                     14,999
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (BBB- Fitch)
               7.20% due 08/01/07..............................         453
                                                                 ----------
             CHEMICALS -- 2.7%
     4,560   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       3,602
    +2,000   Dow Chemical Co. (The) (A+ Fitch)
               5.75% due 12/15/08..............................       2,087
     3,255   Equistar Chemicals LP (BBB- S&P)
               7.55% due 02/15/26..............................       2,506
   @11,208   FMC Corp. (Baa1 Moodys)
               10.25% due 11/01/09.............................      12,105
     4,080   Ferro Corp. (Baa3 Moodys)
               7.125% due 04/01/28.............................       3,448

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             CHEMICALS -- (CONTINUED)
$      500   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................  $      480
    +3,510   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................       3,392
     3,025   Millennium America, Inc. (BBB- S&P)
               7.625% due 11/15/26.............................       2,515
     5,370   Olin Corp. (BBB+ Fitch)
               9.125% due 12/15/11.............................       6,099
     1,700   Pollyone Corp. (Baa3 Moodys)
               6.875% due 12/01/04.............................       1,621
     2,125   PolyOne Corp. (Baa3 Moodys)
               8.875% due 05/01/12.............................       1,806
    13,125   Praxair, Inc. (AAA Fitch)
               4.75% due 07/15/07..............................      13,806
    15,810   Solutia, Inc. (Ba3 Moodys)
               11.25% due 07/15/09.............................      13,300
    +2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moodys)
               6.75% due 09/01/07..............................       2,310
                                                                 ----------
                                                                     69,077
                                                                 ----------
             COMMUNICATIONS -- 6.4%
    27,180   AT&T Corp. (Baa2 Moodys)
               8.50% due 11/15/31..............................      29,959
    +8,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               7.50% due 05/01/07..............................       8,858
     3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
               7.50% due 11/15/95..............................       2,938
     1,000   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................       1,158
    24,296   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................      10,690
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................       1,104
       300   NTL, Inc. (Default)
               0.00% due 02/01/06..............................          29
       750   Nextel Communications, Inc. (Default)
               0.00% due 10/01/08..............................          56
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,186
     3,485   PanAmSat Corp. (Ba2 Moodys)
               6.875% due 01/15/28.............................       2,893
       400   Psinet, Inc. (Default)
               11.00% due 08/01/09.............................          12
    +4,250   Qwest Corp. (A Fitch)
               6.625% due 09/15/05.............................       3,953
   +22,465   Qwest Corp. (A Fitch)
               6.875% due 09/15/33.............................      17,298
       910   Qwest Corp. (A Fitch)
               7.25% due 10/15/35..............................         673

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
$    8,835   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................  $    8,393
    15,140   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................      15,291
    12,700   Sprint Capital Corp. (BBB Fitch)
               8.75% due 03/15/32..............................      12,065
    33,500   Verizon New York, Inc. (A1 Moodys)
               6.875% due 04/01/12.............................      37,633
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................          --
     ##@@0   Voicestream Wireless Corp. (Baa2 Moodys)
               10.375% due 11/15/09............................          --
    35,656   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................       8,379
     ##600   XO Communications, Inc. (Default)
               0.00% due 12/01/09..............................           1
   ##@@300   XO Communications, Inc. (Default)
               10.50% due 12/01/09.............................          --
                                                                 ----------
                                                                    162,569
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    +9,075   Hewlett-Packard Co. (A3 Moodys)
               5.75% due 12/15/06..............................       9,752
                                                                 ----------
             CONSTRUCTION -- 0.1%
     1,500   Chesapeake & Potomac Telephone Co. (Aa2 Moodys)
               8.30% due 08/01/31..............................       1,898
                                                                 ----------
             CONSUMER DURABLES -- 0.5%
   @12,500   Owens-Illinois, Inc. (Baa2 Moodys)
               8.75% due 11/15/12..............................      12,688
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
    @6,545   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................       6,283
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.9%
    @8,125   Perkinelmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       8,003
     8,230   Rockwell International Corp. (A S&P)
               5.20% due 01/15/98..............................       6,974
     6,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................       6,632
                                                                 ----------
                                                                     21,609
                                                                 ----------
             ENERGY & SERVICES -- 4.3%
    12,910   Conoco, Inc. (Baa1 Moodys)
               6.35% due 10/15/11..............................      14,416
    16,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................      16,302

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             ENERGY & SERVICES -- (CONTINUED)
$  +12,000   El Paso CGP Co. (Baa2 Moodys)
               7.625% due 09/01/08.............................  $    9,480
     5,000   Lasmo (USA), Inc. (AA S&P)
               7.50% due 06/30/06..............................       5,680
     6,800   Occidental Petroleum Corp. (Baa2 Moodys)
               7.375% due 11/15/08.............................       7,947
     6,740   Ocean Energy, Inc. (Baa3 Moodys)
               7.25% due 10/01/11..............................       7,686
     1,000   Pioneer Natural Resources Co. (BB Fitch)
               6.50% due 01/15/08..............................       1,027
    13,525   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................      13,028
       250   Pioneer Natural Resources Co. (BB Fitch)
               9.625% due 04/01/10.............................         297
      +400   Swift Energy Co. (B3 Moodys)
               10.25% due 08/01/09.............................         400
      +810   Tesoro Petroleum Corp. (B2 Moodys)
               9.00% due 07/01/08..............................         535
     1,000   Tosco Corp. (A3 Moodys)
               8.125% due 02/15/30.............................       1,275
     2,500   Union Oil Co. of California (Baa1 Moodys)
               9.375% due 02/15/11.............................       3,140
     6,500   Valero Energy Corp. (Baa2 Moodys)
               6.125% due 04/15/07.............................       6,718
    +8,300   Valero Energy Corp. (Baa2 Moodys)
               6.875% due 04/15/12.............................       8,644
    +1,750   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................       1,870
    +8,500   Valero Energy Corp. (Baa2 Moodys)
               8.75% due 06/15/30..............................       9,761
                                                                 ----------
                                                                    108,206
                                                                 ----------
             FINANCIAL SERVICES -- 1.0%
    12,150   Capital One Bank (A- Fitch)
               8.25% due 06/15/05..............................      12,281
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,179
    @9,250   TIAA Global Markets (Aaa Moodys)
               4.125% due 11/15/07.............................       9,568
                                                                 ----------
                                                                     25,028
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
     8,120   Archer-Daniels-Midland Co. (A1 Moodys)
               6.95% due 12/15/97..............................       9,113
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,270
    10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................      11,332

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$    5,350   Dole Food Co. (BBB- S&P)
               7.25% due 05/01/09..............................  $    5,181
       250   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................         279
                                                                 ----------
                                                                     30,175
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 3.9%
    11,400   Boise Cascade Corp. (Baa3 Moodys)
               7.50% due 02/01/08..............................      11,857
     2,350   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................       2,483
    +8,950   Bowater, Inc. (AA- S&P)
               9.00% due 08/01/09..............................      10,124
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,156
     6,405   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       4,932
    12,890   Georgia-Pacific Corp. (BBB- S&P)
               8.875% due 05/15/31.............................      11,085
    +3,020   International Paper Co. (BBB+ Fitch)
               6.75% due 09/01/11..............................       3,360
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,928
     4,500   Mead Corp. (The) (Baa2 Moodys)
               7.55% due 03/01/47..............................       4,843
    12,100   Potlatch Corp. (Baa3 Moodys)
               9.425% due 12/01/09.............................      13,386
    12,075   Weyerhaeuser Co. (A Fitch)
               5.50% due 03/15/05..............................      12,640
     7,900   Weyerhaeuser Co. (A Fitch)
               5.95% due 11/01/08..............................       8,433
     6,300   Weyerhaeuser Co. (A Fitch)
               7.25% due 07/01/13..............................       7,127
                                                                 ----------
                                                                     98,354
                                                                 ----------
             HEALTH SERVICES -- 1.8%
     4,400   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................       4,637
    14,645   HCA, Inc. (BBB- S&P)
               7.125% due 06/01/06.............................      15,520
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................       6,793
    +1,120   Manor Care, Inc. (BBB S&P)
               8.00% due 03/01/08..............................       1,182
   +19,700   Tenet Healthcare Corp. (BBB S&P)
               5.375% due 11/15/06.............................      18,026
                                                                 ----------
                                                                     46,158
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             HOTELS & GAMING -- 1.0%
$   +7,405   MGM Mirage, Inc. (BBB- S&P)
               8.50% due 09/15/10..............................  $    8,183
   @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB-
               S&P)
               7.375% due 05/01/07.............................      17,832
                                                                 ----------
                                                                     26,015
                                                                 ----------
             INSURANCE -- 1.3%
       700   Aetna, Inc. (BBB+ Fitch)
               7.375% due 03/01/06.............................         759
    16,300   Aetna, Inc. (BBB+ Fitch)
               7.875% due 03/01/11.............................      18,315
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................       5,799
       500   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................         571
   ##4,300   Trenwick Group, Inc. (BB S&P)
               6.70% due 04/01/03..............................       1,032
     5,815   Wellpoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................       6,344
                                                                 ----------
                                                                     32,820
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.0%
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,593
     4,165   Clear Channel Communications, Inc. (Baa2 Moodys)
               7.25% due 09/15/03..............................       4,249
      +500   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................         521
    12,935   USA Networks, Inc. (Baa3 Moodys)
               6.75% due 11/15/05..............................      13,546
                                                                 ----------
                                                                     24,909
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
     3,600   Apogent Technologies, Inc. (Baa3 Moodys)
               8.00% due 04/01/11..............................       4,130
     6,000   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................       6,102
                                                                 ----------
                                                                     10,232
                                                                 ----------
             METALS, MINERALS & MINING -- 1.8%
     2,765   Newmont Mining Corp. (BBB S&P)
               8.625% due 05/15/11.............................       3,230
   ##2,000   Oregon Steel Mills, Inc. (Ba2 Moodys)
               10.00% due 07/15/09.............................       2,030
     2,790   Phelps Dodge Corp. (BBB+ Fitch)
               8.75% due 06/01/11..............................       2,887

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             METALS, MINERALS & MINING -- (CONTINUED)
$  +25,200   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................  $   26,136
     4,650   Santa Fe Pacific Gold Corp. (BBB S&P)
               8.375% due 07/01/05.............................       5,041
     7,530   United States Steel LLC (A Fitch)
               10.75% due 08/01/08.............................       7,417
                                                                 ----------
                                                                     46,741
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
    +4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,669
                                                                 ----------
             RETAIL -- 0.0%
     1,115   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................       1,133
                                                                 ----------
             SOFTWARE & SERVICES -- 1.2%
    10,440   AOL Time Warner, Inc. (Baa1 Moodys)
               6.15% due 05/01/07..............................      10,845
    +7,800   CRH America, Inc. (A- Fitch)
               6.95% due 03/15/12..............................       8,738
   +10,000   Computer Sciences Corp. (A2 Moodys)
               6.75% due 06/15/06..............................      10,837
                                                                 ----------
                                                                     30,420
                                                                 ----------
             TRANSPORTATION -- 1.5%
     1,550   American Airlines, Inc. (AA+ S&P)
               7.858% due 10/01/11.............................       1,504
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         259
   +12,750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.30% due 01/15/12..............................      14,307
    +1,150   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................         794
     5,200   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................       3,068
     1,300   Delta Air Lines, Inc. (Baa2 Moodys)
               10.50% due 04/30/16.............................         929
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,695
    +5,300   General Motors Acceptance Corp. (A2 Moodys)
               6.125% due 09/15/06.............................       5,385
     2,400   Sequa Corp. (BB+ Fitch)
               8.875% due 04/01/08.............................       2,292
     4,348   US Airways Group, Inc. (A+ S&P)
               6.76% due 04/15/08..............................       3,698
    +3,885   United Air Lines, Inc. (Default)
               9.75% due 08/15/21..............................         369
                                                                 ----------
                                                                     37,300
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             UTILITIES -- 3.1%
$  @13,600   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $   13,940
     4,725   Appalachian Power Co. (BBB+ Fitch)
               2.12% due 08/20/03..............................       4,733
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,975
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,695
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,268
   @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
               2.626% due 06/02/03.............................      10,007
     2,850   Mission Energy Holding Co. (BBB- Fitch)
               13.50% due 07/15/08.............................         656
     3,100   PacifiCorp. (A S&P)
               6.12% due 01/15/06..............................       3,389
     4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................       4,128
       850   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.00% due 10/15/28..............................         655
       500   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................         418
    +7,590   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.125% due 01/15/05.............................       7,248
     4,500   Transcontinental Gas Pipe LN (Ba2 Moodys)
               7.25% due 12/01/26..............................       3,780
   @11,000   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.875% due 07/15/12.............................  $   11,000
     2,340   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................       2,369
                                                                 ----------
                                                                     77,261
                                                                 ----------
             Total corporate notes.............................  $  898,749
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 18.8%
             FOREIGN CORPORATIONS -- 10.5%
    10,510   AT&T Canada, Inc. (Default)
               7.625% due 03/15/05.............................  $    1,787
     2,750   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.30% due 08/01/05..............................       2,931
       250   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.85% due 08/01/30..............................         269

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNTI                                                           VALUE
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
$      125   Asia Global Crossing Ltd. (Default)
               13.375% due 10/15/10............................  $       14
   @@1,008   Australis Media Ltd. (Not Rated)
               15.75% due 05/15/03.............................          --
    19,700   BT Group PLC (A- S&P)
               8.875% due 12/15/30.............................      25,116
    +4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moodys)
               8.40% due 04/15/10..............................       5,236
       800   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................         864
    11,725   Deutsche Telekom International Finance BV (Baa1
               Moodys)
               9.25% due 06/01/32..............................      14,874
     8,330   Domtar, Inc. (Baa3 Moodys)
               7.875% due 10/15/11.............................       9,736
    25,500   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................      27,884
       500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................         579
     8,500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................       9,840
    11,650   France Telecom S.A. (BBB+ Fitch)
               8.70% due 03/01/06..............................      12,755
    12,750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................      14,742
   ##3,160   Global Crossing Holdings Ltd. (Default)
               8.70% due 08/01/07..............................          95
  ##20,891   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................         627
   ##2,700   Global Crossing Holdings Ltd. (Default)
               9.625% due 05/15/08.............................          81
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,021
AUD  21,000  International Bank for Reconstruction &
               Development (Aaa Moodys)
               5.50% due 05/14/03..............................      11,863
   @@3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................          --
AUD   1,326  Landesbank Baden-wurttem (Aaa Moodys)
               6.25% due 12/15/04..............................         766
    +8,700   Marconi Corp. PLC (Ba1 Moodys)
               7.75% due 09/15/10..............................       1,349
    30,992   Marconi Corp. PLC (Ca Moodys)
               8.375% due 09/15/30.............................       4,804
     3,300   Methanex Corp. (BBB Fitch)
               7.75% due 08/15/05..............................       3,300
     1,040   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................       1,102

PRINCIPAL                                                          MARKET
 AMOUNTI                                                           VALUE
----------                                                       ----------
             FOREIGN CORPORATIONS -- (CONTINUED)
$    9,495   News America Holdings, Inc. (BBB Fitch)
               7.75% due 12/01/45..............................  $    9,332
     5,250   News America Holdings, Inc. (BBB Fitch)
               8.875% due 04/26/23.............................       5,825
    +3,440   Noranda, Inc. (Baa3 Moodys)
               7.00% due 07/15/05..............................       3,550
    @1,925   Nortel Networks Corp. (B S&P)
               4.25% due 09/01/08..............................       1,032
     9,930   Nortel Networks Corp. (Ba3 Moodys)
               6.125% due 02/15/06.............................       6,653
    +5,935   Nortel Networks Corp. (Ba3 Moodys)
               6.875% due 09/01/23.............................       3,027
   +13,170   Nova Chemicals Corp. (BB+ S&P)
               7.00% due 05/15/06..............................      12,775
     4,250   Nova Chemicals Corp. (BB+ S&P)
               7.875% due 09/15/25.............................       3,315
     5,630   Petroleum Geo-Services ASA (Ba3 Moodys)
               7.125% due 03/30/28.............................       1,464
    +4,515   Petroleum Geo-Services ASA (Ba3 Moodys)
               8.15% due 07/15/29..............................       1,219
     3,600   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 05/15/03.............................       3,650
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................       8,038
     4,235   Potash Corp. of Saskatchewan, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       4,800
     7,515   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
               7.75% due 05/31/11..............................       8,761
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................       3,418
     1,720   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................       1,765
    +9,200   Tyco International Group S.A. (BBB- S&P)
               6.375% due 02/15/06.............................       8,924
   +17,000   Vodafone Group PLC (A2 Moodys)
               7.75% due 02/15/10..............................      20,050
                                                                 ----------
                                                                    266,233
                                                                 ----------
             FOREIGN GOVERNMENTS -- 8.3%
EUR  34,850  Deutschland Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................      37,355
EUR  31,577  France BTAN (AAA S&P)
               4.50% due 07/12/03..............................      33,413
EUR  21,650  Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.50% due 03/01/07..............................      23,704

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNTI                                                           VALUE
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN GOVERNMENTS -- (CONTINUED)
EUR  12,650  Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.75% due 04/15/03..............................  $   13,346
EUR  21,450  Netherlands Government (Aaa Moodys)
               6.50% due 04/15/03..............................      22,756
AUD @42,000  New South Wales Treasury Corp. (Aaa Moodys)
               7.00% due 04/01/04..............................      24,283
AUD  15,050  Queesnland Treasury (Aaa Moodys)
               8.00% due 05/14/03..............................       8,574
EUR  33,000  Republic of Austria (Aaa Moodys)
               4.30% due 07/15/03..............................      34,891
GBP   6,434  UK Treasury Gilt (AAA S&P)
               8.00% due 06/10/03..............................      10,551
                                                                 ----------
                                                                    208,873
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  475,106
                                                                 ==========
  SHARES
----------
PREFERRED STOCKS -- 0.1%
             ELECTRONICS -- 0.1%
@$      53   Xerox Corp. ......................................  $    2,950
                                                                 ----------
             Total preferred stocks............................  $    2,950
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
U.S. TREASURIES & FEDERAL AGENCIES -- 38.6%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
$  117,683     6.00% due 07/01/12 -- 01/01/33..................  $  123,080
       257     6.30% due 04/01/08..............................         286
     2,752     6.48% due 12/01/05..............................       2,985
    10,472     6.50% due 11/01/14 -- 04/01/31..................      10,932
    17,918     7.50% due 10/01/22 -- 09/01/31..................      19,031
                                                                 ----------
                                                                    156,314
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 16.4%
    40,928     6.00% due 01/15/32 -- 01/01/33..................      42,648
   294,478     6.50% due 02/15/28 -- 06/15/32..................     309,304
    59,464     7.00% due 07/15/28 -- 01/15/32..................      63,034
       260     7.50% due 02/01/31..............................         277
                                                                 ----------
                                                                    415,263
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             U.S. GOVERNMENT AGENCIES -- 0.1%
$    2,350   Federal Home Loan Bank (Aaa Moodys)...............  $    2,454
                                                                 ----------
             U.S. INFLATION-INDEXED SECURITIES -- 1.4%
   +31,961     4.25% due 01/15/10..............................      36,451
                                                                 ----------
             U.S. TREASURY BONDS -- 5.1%
    +7,400     5.375% due 02/15/31.............................       8,067
   +58,750     6.00% due 08/15/09..............................      68,306
   +31,220     6.25% due 05/15/30..............................      37,360
   +11,200     6.875% due 08/15/25.............................      14,166
                                                                 ----------
                                                                    127,899
                                                                 ----------
             U.S. TREASURY NOTES -- 9.4%
   +34,025     3.00% due 11/15/07..............................      34,434
    +7,600     3.25% due 08/15/07..............................       7,788
   +27,400     3.50% due 11/15/06..............................      28,513
   +20,200     4.00% due 11/15/12..............................      20,486
   +39,425     4.375% due 05/15/07 -- 08/15/12.................      41,408
   +30,200     4.875% due 02/15/12.............................      32,794
   +35,600     5.00% due 02/15/11 -- 08/15/11..................      39,108
    +8,400     5.50% due 02/15/08..............................       9,478
    +2,150     5.50% due 05/15/09..............................       2,439
    +6,340     5.75% due 08/15/10..............................       7,290
   +11,300     6.50% due 10/15/06 -- 02/15/10..................      13,063
    +1,300     6.625% due 05/15/07.............................       1,517
                                                                 ----------
                                                                    238,318
                                                                 ----------
             Total U.S. treasuries & federal agencies..........  $  976,699
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
       ##1   Iridium World Communications, Inc. ...............  $       --
      @@16   Solutia, Inc. ....................................          --
                                                                 ----------
             Total warrants....................................  $       --
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
SHORT-TERM SECURITIES -- 25.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 19.6%
   496,266   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $  496,266
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.3%
$  159,195   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $  159,195
                                                                 ----------
             Total short-term securities.......................  $  655,461
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $13,617)........................................    0.6%  $   14,573
Total common stocks (cost $262)...................    0.0          403
Total corporate notes (cost $866,344).............   35.5      898,749
Total foreign/yankee bonds & notes (cost
  $480,562).......................................   18.8      475,106
Total preferred stocks (cost $2,670)..............    0.1        2,950
Total U.S. treasuries & federal agencies (cost
  $937,885).......................................   38.6      976,699
Warrants (cost $97)...............................    0.0           --
Total short-term securities (cost $655,461).......   25.9      655,461
                                                    -----   ----------
Total investment in securities (total cost
  $2,956,898) -- including $485,950 of securities
  loaned (See Note 2(i))..........................  119.5    3,023,941
Cash, receivables and other assets................    1.5       34,999
Payable for securities purchased..................   (1.3)     (32,649)
Payable for Fund shares redeemed..................   (0.1)      (1,824)
Payable for accounting services...................   (0.0)          (3)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (19.6)    (496,266)
Other liabilities.................................   (0.0)         (68)
                                                    -----   ----------
Net assets........................................  100.0%  $2,528,130
                                                    =====   ==========

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share; 5,000,000 shares
  authorized; 211,759 shares outstanding....................  $   21,176
Paid in capital.............................................   2,305,240
Accumulated net investment income...........................     121,024
Accumulated net realized gain on investments................      13,136
Unrealized appreciation on securities.......................      67,043
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................         511
                                                              ----------
Net assets..................................................  $2,528,130
                                                              ==========
Class IA
  Net asset value per share ($2,145,266 / 179,577 shares
    outstanding) (4,400,000 shares authorized)..............  $    11.95
                                                              ==========
Class IB
  Net asset value per share ($382,864 / 32,182 shares
    outstanding) (600,000 shares authorized)................  $    11.90
                                                              ==========

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $134,900 or 5.3% of net assets.

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $1,836 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       AUD = Australian Dollar,
       EUR = Euro,
       GBP = British Pound

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
CORPORATE NOTES V -- 4.1%
            U.S. GOVERNMENT AGENCIES -- 4.1%
$ 14,000    Federal Home Loan Bank $(Aaa Moodys)
              5.80% due 09/02/08..............................  $  15,762
  11,750    Tennessee Valley Authority (Aa1 Moodys)
              5.375% due 11/13/08.............................     12,923
                                                                ---------
                                                                   28,685
                                                                ---------
            Total corporate notes.............................  $  28,685
                                                                =========
U.S. TREASURIES & FEDERAL AGENCIES -- 92.4%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 12.3%
  25,000    5.50% due 01/01/33................................     25,477
  18,000    6.00% due 01/01/33................................     18,608
  35,082    6.50% due 04/01/28 -- 06/01/32....................     36,560
   3,983    7.00% due 05/01/16 -- 02/01/31....................      4,233
                                                                ---------
                                                                   84,878
                                                                ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 24.1%
  31,733    5.50% due 08/01/15 -- 01/01/33....................     32,405
   1,623    5.89% due 12/01/08................................      1,780
   6,674    5.95% due 01/01/09................................      7,338
  94,523    6.00% due 09/01/13 -- 01/01/33....................     97,766
     955    6.01% due 02/01/09................................      1,053
   1,830    6.20% due 01/01/06................................      1,975
     737    6.36% due 04/01/08................................        820
  17,615    6.50% due 05/01/13 -- 11/01/32....................     18,403
   2,446    6.52% due 01/01/08................................      2,736
   1,240    6.63% due 10/01/05................................      1,344
     676    7.50% due 06/01/23................................        724
      45    8.50% due 04/01/17................................         50
      25    9.00% due 08/01/20 -- 09/01/21....................         28
     141    9.75% due 07/01/20................................        158
                                                                ---------
                                                                  166,580
                                                                ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.7%
  34,731    6.50% due 03/15/31 -- 05/15/32....................     36,478
  46,290    7.00% due 05/15/28 -- 09/15/32....................     49,067
   1,795    7.50% due 07/15/27................................      1,919
      71    9.50% due 12/15/18 -- 12/15/20....................         79
                                                                ---------
                                                                   87,543
                                                                ---------
            U.S. GOVERNMENT AGENCIES -- 13.0%
  +5,600    Fannie Mae (Aaa Moodys)...........................      5,647
  15,000    Federal Home Loan Bank (Aaa Moodys)...............     15,624
  23,895    Federal Home Loan Bank (Aaa Moodys)...............     26,046
  10,000    Federal Home Loan Bank (Aaa Moodys)...............     11,181
  20,000    Freddie Mac (Aaa Moodys)..........................     20,814
  10,000    Freddie Mac (Aaa Moodys)..........................     10,643
                                                                ---------
                                                                   89,955
                                                                ---------
            U.S. INFLATION-INDEXED SECURITIES -- 7.4%
  32,267    3.00% due 07/15/12................................     34,289
 +14,547    4.25% due 01/15/10................................     16,591
                                                                ---------
                                                                   50,880
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
            U.S. TREASURY BONDS -- 9.1%
$ +6,350    6.00% due 08/15/09................................  $   7,383
 +39,400    6.50% due 02/15/10................................     47,095
   4,200    7.50% due 11/15/16................................      5,492
   2,000    10.375% due 11/15/12..............................      2,673
                                                                ---------
                                                                   62,643
                                                                ---------
            U.S. TREASURY NOTES -- 13.8%
 +15,000    3.25% due 08/15/07................................     15,371
 +33,350    4.375% due 05/15/07...............................     35,812
  +3,300    5.75% due 11/15/05................................      3,648
 +25,900    5.875% due 11/15/04...............................     27,973
   2,750    6.00% due 08/15/04................................      2,953
   9,400    6.75% due 05/15/05................................     10,480
                                                                ---------
                                                                   96,237
                                                                ---------
            Total U.S. treasuries & federal agencies..........  $ 638,716
                                                                =========
 SHARES
---------
SHORT-TERM SECURITIES -- 44.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 20.3%
 140,088    Boston Global Investment Trust....................  $ 140,088
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.2%
$ 42,920    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................     42,920
                                                                ---------
            U.S. TREASURY BILLS -- 18.1%
 125,000    1.175% due 01/09/03...............................    124,967
                                                                ---------
            Total short-term securities.......................  $ 307,975
                                                                =========


DIVERSIFICATION OF NET ASSETS:
Total corporate notes (cost $27,258)....    4.1%  $  28,685
Total U.S. treasuries & federal agencies
  (cost $624,023).......................   92.4     638,716
Total short-term securities (cost
  $307,975).............................   44.6     307,975
                                          -----   ---------
Total investment in securities (total
  cost $959,256) -- including $137,281
  of securities loaned (See Note
  2(i)).................................  141.1     975,376
Cash, receivables and other assets......    1.1       7,626
Payable for securities purchased........  (21.9)   (151,389)
Securities lending collateral payable to
  brokers (See Note 2(i))...............  (20.3)   (140,088)
Other liabilities.......................   (0.0)        (32)
                                          -----   ---------
Net assets..............................  100.0%  $ 691,493
                                          =====   =========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 60,892 shares
  outstanding.................................   $     609
Paid in capital...............................     666,535
Accumulated net investment income.............      13,061
Accumulated net realized loss on
  investments.................................      (4,832)
Unrealized appreciation on securities.........      16,120
                                                 ---------
Net assets....................................   $ 691,493
                                                 =========

Class IA
  Net asset value per share ($590,626 / 52,000
    shares outstanding) (187,500 shares
    authorized)..................................   $11.36
                                                    ======
Class IB
  Net asset value per share ($100,867 / 8,892
    shares outstanding) (12,500 shares
    authorized)..................................   $11.34
                                                    ======

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- 63.6%
$ 10,000    7-Eleven, Inc.
              1.39% due 02/13/03..............................   $    9,983
  10,000    7-Eleven, Inc.
              1.39% due 02/14/03..............................        9,983
   4,600    7-Eleven, Inc.
              1.60% due 01/09/03..............................        4,598
  20,000    7-Eleven, Inc.
              1.60% due 01/17/03..............................       19,986
  31,000    Abbott Laboratories
              1.27% due 01/09/03..............................       30,991
  34,000    Abbott Laboratories
              1.29% due 02/11/03..............................       33,953
  50,000    American Express Credit Corp.
              1.34% due 03/31/03..............................       49,834
  34,000    American General Finance Corp.
              1.32% due 03/10/03..............................       33,915
  10,000    American Honda Finance Corp.
              1.33% due 02/11/03..............................        9,985
  20,000    Bemis Co., Inc.
              1.34% due 01/14/03..............................       19,990
  15,000    Bradford & Bingley PLC
              1.53% due 02/07/03..............................       14,976
  40,000    Bradford & Bingley PLC
              1.74% due 03/24/03..............................       39,841
  42,000    Cafco Holding Corp.
              1.32% due 01/29/03..............................       41,957
  18,000    Cafco Holding Corp.
              1.34% due 02/10/03..............................       17,973
  25,000    Cargill, Inc.
              1.74% due 01/24/03..............................       24,972
  17,000    Caterpillar Financial Services
              1.30% due 02/26/03..............................       16,966
  55,000    Coca-Cola Co. (The)
              1.67% due 01/28/03..............................       54,931
  40,500    Diageo Capital PLC
              1.29% due 03/12/03..............................       40,398
  21,000    Diageo Capital PLC
              2.86% due 03/18/03..............................       20,873
  50,000    Federal Home Loan Mortgage Association
              1.26% due 06/30/03..............................       49,685
  21,000    Federal Home Loan Mortgage Association
              1.69% due 01/16/03..............................       20,985
  40,000    Federal National Mortgage Association
              1.70% due 01/08/03..............................       39,987
   8,500    Federal National Mortgage Association
              1.70% due 01/08/03..............................        8,497
  55,000    Gannett Co., Inc.
              1.29% due 01/02/03..............................       54,998
  21,000    International Lease Finance Corp.
              1.35% due 01/06/03..............................       20,996
  29,000    Johnson & Johnson
              1.29% due 04/22/03..............................       28,885
  36,000    Johnson & Johnson
              1.73% due 01/23/03..............................       35,962
  25,000    Lehman Brothers Holdings, Inc.
              1.725% due 03/28/03.............................       25,000
  25,000    Merck & Co., Inc.
              1.30% due 01/14/03..............................       24,988

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 40,000    Merck & Co., Inc.
              1.31% due 01/27/03..............................   $   39,962
  10,000    Morgan (J.P.) Chase & Co.
              1.935% due 01/30/03.............................       10,001
  40,000    Nationwide Building Society
              1.67% due 02/04/03..............................       39,937
  23,000    Nestle Capital Corp.
              1.30% due 03/05/03..............................       22,948
  42,000    Nestle Capital Corp.
              1.33% due 06/05/03..............................       41,759
  22,000    Nordea North America, Inc.
              1.32% due 04/28/03..............................       21,906
  43,000    Nordea North America, Inc.
              1.72% due 02/25/03..............................       42,887
  13,000    Northern Rock PLC
              1.34% due 03/18/03..............................       12,963
   9,700    Northern Rock PLC
              1.70% due 01/28/03..............................        9,688
  41,844    Northern Rock PLC
              1.70% due 02/11/03..............................       41,763
  20,000    Old Line Funding Corp.
              1.33% due 01/06/03..............................       19,996
  16,000    Old Line Funding Corp.
              1.35% due 02/12/03..............................       15,975
  10,000    Old Line Funding Corp.
              1.36% due 01/03/03..............................        9,999
   6,800    Old Line Funding Corp.
              1.36% due 01/14/03..............................        6,797
  27,225    Pfizer, Inc.
              1.66% due 01/24/03..............................       27,195
  20,000    Pfizer, Inc.
              1.73% due 01/21/03..............................       19,981
  25,000    Procter & Gamble Co. (The)
              1.67% due 05/05/03..............................       24,856
  10,000    Salomon Smith Barney Holdings, Inc.
              1.34% due 03/03/03..............................        9,977
  47,000    Sara Lee Corp.
              1.39% due 01/27/03..............................       46,953
  28,000    Spintab, Inc.
              1.33% due 04/07/03..............................       27,901
  36,000    Spintab, Inc.
              1.67% due 02/03/03..............................       35,945
  65,000    State Street Corp.
              1.30% due 03/17/03..............................       64,824
  20,000    Svenska Handelsbanken, Inc.
              1.33% due 04/22/03..............................       19,918
  12,000    Svenska Handelsbanken, Inc.
              1.63% due 03/12/03..............................       11,962
   5,000    Svenska Handelsbanken, Inc.
              1.63% due 03/18/03..............................        4,983
  18,000    Svenska Handelsbanken, Inc.
              1.65% due 03/31/03..............................       17,927
  40,000    Toronto-Dominion Holdings (USA), Inc.
              1.34% due 04/23/03..............................       39,834
  10,000    Toyota Motor Credit Corp.
              1.32% due 01/27/03..............................        9,990
   8,050    UBS Finance (Deleware), Inc.
              1.30% due 03/26/03..............................        8,026
  35,000    UBS Finance (Deleware), Inc.
              1.34% due 03/19/03..............................       34,900

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- (CONTINUED)
$ 25,000    Washington Post Co.
              1.33% due 03/03/03..............................   $   24,944
  35,400    Washington Post Co.
              1.55% due 01/13/03..............................       35,382
  34,000    Wyeth
              1.90% due 01/21/03..............................       33,964
                                                                 ----------
                                                                  1,642,131
                                                                 ----------
            Total commercial paper............................   $1,642,131
                                                                 ==========
CORPORATE NOTES -- 31.2%
$ 55,000    Bank One Corp.
              1.63% due 02/18/03..............................   $   55,019
  42,000    Bank of New York Co., Inc. (The)
              1.848% due 10/30/03.............................       42,035
  25,000    Cargill, Inc.
              1.69% due 01/10/03..............................       24,989
   8,000    General Electric Capital Corp.
              1.898% due 10/22/03.............................        8,011
  21,500    General Electric Capital Corp.
              5.375% due 01/15/03.............................       21,524
  32,000    General Electric Capital Corp.
              7.00% due 02/03/03..............................       32,119
  37,000    Goldman Sachs Group, Inc. (The)
              1.656% due 02/03/03.............................       37,000
 @27,000    Honda Motor Corp.
              1.81% due 01/13/03..............................       27,000
 @28,000    Honda Motor Corp.
              1.81% due 10/21/03..............................       27,993
  41,500    Key Bank N.A.
              1.70% due 02/07/03..............................       41,505
   9,750    Lehman Brothers Holdings, Inc.
              2.17% due 04/04/03..............................        9,758
   4,500    Lehman Brothers Holdings, Inc.
              6.25% due 04/01/03..............................        4,549
   5,000    Lehman Brothers Holdings, Inc.
              7.00% due 05/15/03..............................        5,095
  52,000    Merrill Lynch & Co., Inc.
              1.55% due 06/24/03..............................       52,023
  17,000    Morgan (J.P.) Chase & Co.
              1.53% due 02/20/03..............................       17,004
  32,000    Morgan (J.P.) Chase & Co.
              1.53% due 03/06/03..............................       32,008
  40,000    Morgan Stanley Dean Witter & Co.
              1.62% due 02/21/03..............................       40,015
   7,000    Morgan Stanley Dean Witter & Co.
              1.859% due 05/05/03.............................        7,006
  13,000    Morgan Stanley Dean Witter & Co.
              7.125% due 01/15/03.............................       13,026
  20,000    Nationwide Building Society
              1.42% due 02/14/03..............................       20,000
  32,000    SBC Communications, Inc.
              1.38% due 03/14/03..............................       32,000
  55,000    Salomon Smith Barney Holdings, Inc.
              1.355% due 05/09/03.............................       55,000

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 55,000    Toyota Motor Credit Corp.
              1.369% due 11/24/03.............................   $   55,000
  22,000    US Bancorp
              1.65% due 09/15/03..............................       22,042
  38,000    US Bancorp
              1.937% due 02/03/03.............................       38,010
  55,000    Wachovia Bank N.A.
              1.773% due 10/20/03.............................       55,000
  30,000    Wells Fargo & Co.
              1.359% due 11/24/03.............................       30,000
                                                                 ----------
                                                                    804,731
                                                                 ----------
            Total corporate notes.............................   $  804,731
                                                                 ==========
REPURCHASE AGREEMENT -- 5.8%
$150,471    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................   $  150,471
                                                                 ----------
            Total repurchase agreement........................   $  150,471
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,642,131)..........................   63.6%  $1,642,131
Total corporate notes (cost
  $804,731)............................   31.2      804,731
Total repurchase agreements (cost
  $150,471)............................    5.8      150,471
                                         -----   ----------
Total investment in securities
  (total cost $2,597,333)..............  100.6    2,597,333
Cash, receivables and other assets.....    0.3        5,731
Payable for fund shares redeemed.......   (0.8)     (19,482)
Dividends payable......................   (0.1)      (2,170)
Payable for accounting services........   (0.0)          (3)
Other liabilities......................   (0.0)         (39)
                                         -----   ----------
Net assets.............................  100.0%  $2,581,370
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 2,581,370 shares
  outstanding..................................  $  258,137
Paid in capital................................   2,323,233
                                                 ----------
Net assets.....................................  $2,581,370
                                                 ==========

Class IA
  Net asset value per share ($2,319,456 / 2,319,456
    shares outstanding) (6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($261,914 / 261,914
    shares outstanding) (1,000,000 shares
    authorized)....................................  $1.00
                                                     =====

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $54,993 or 2.1% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD        HARTFORD         HARTFORD         HARTFORD
                                                                SMALLCAP         GROWTH           CAPITAL         LARGECAP
                                                                 GROWTH       OPPORTUNITIES    OPPORTUNITIES       GROWTH
                                                              HLS FUND (A)    HLS FUND (B)     HLS FUND (C)     HLS FUND (D)
                                                              ------------    -------------    -------------    ------------
INVESTMENT INCOME:
  Dividends.................................................    $    849        $   2,495         $   196         $    501
  Interest..................................................         148              397              20                6
  Securities lending........................................         120               69              --               --
  Less: Foreign tax withheld................................          --               (8)             (1)              (5)
                                                                --------        ---------         -------         --------
    Total investment income.................................       1,117            2,953             215              502
                                                                --------        ---------         -------         --------
EXPENSES:
  Investment advisory fees..................................       1,407            3,659             178              594
  Administrative services fees..............................          --               --              --               --
  Accounting services.......................................          --               --              --               --
  Custodian fees, gross.....................................          18               21              16                6
  Board of Directors fees...................................           5               13              --                1
  Shareholder reports fees..................................          26               72               9               11
  Distribution Fees -- Class IB.............................           3                3              --               --
  Other expenses............................................          48              130               4               15
                                                                --------        ---------         -------         --------
    Total expenses (before waivers and offsets).............       1,507            3,898             207              627
  Custodian fees offset.....................................           1                3              --               --
  Distribution Fees -- Class IB waived......................          --               --              --               --
                                                                --------        ---------         -------         --------
    Total expenses, net.....................................       1,506            3,895             207              627
                                                                --------        ---------         -------         --------
  Net investment income (loss)..............................        (389)            (942)              8             (125)
                                                                --------        ---------         -------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........     (14,219)        (134,882)         (6,407)         (18,174)
  Net realized gain (loss) on futures contracts.............        (600)              --              --               --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          --                5              --               --
  Net realized gain (loss) on foreign currency
    transactions............................................          --              (16)              2               --
  Net unrealized appreciation (depreciation) on
    securities..............................................     (60,534)         (64,626)           (795)          (7,552)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        (408)              --              --               --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          --               --              --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --               --              --               --
                                                                --------        ---------         -------         --------
  Net realized and unrealized gain (loss) on investments....     (75,761)        (199,519)         (7,200)         (25,726)
                                                                --------        ---------         -------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $(76,150)       $(200,461)        $(7,192)        $(25,851)
                                                                ========        =========         =======         ========

 (a) Formerly Fortis Aggressive Growth Series.
 (b) Formerly Fortis Growth Stock Series.
 (c) Formerly Fortis Capital Opportunities Series.
 (d) Formerly Fortis LargeCap Growth Series.
 (e) Formerly Fortis MidCap Stock Series.
 (f) Formerly Fortis Investor Growth Series.
 (g) Formerly Fortis Blue Chip Stock II Series.
(h) Formerly Fortis Blue Chip Stock Series.
 (i) Formerly Fortis Value Series.
 (j) Formerly Fortis SmallCap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     HARTFORD                                                                                   HARTFORD
      HARTFORD      INVESTORS          HARTFORD           HARTFORD            HARTFORD            HARTFORD       GLOBAL
    MIDCAP STOCK      GROWTH      BLUE CHIP STOCK II   BLUE CHIP STOCK   VALUE OPPORTUNITIES   SMALLCAP VALUE    LEADERS
    HLS FUND (E)   HLS FUND (F)      HLS FUND (G)       HLS FUND (H)        HLS FUND (I)        HLS FUND (J)    HLS FUND
    ------------   ------------   ------------------   ---------------   -------------------   --------------   ---------
      $   514        $   124           $   198            $  1,810            $  1,389            $  1,452      $  11,424
           16             11                16                  33                  53                 110            234
           12             --                --                   1                  12                   6            530
           (1)            --                --                  (7)                (42)                 --           (630)
      -------        -------           -------            --------            --------            --------      ---------
          541            135               214               1,837               1,412               1,568         11,558
      -------        -------           -------            --------            --------            --------      ---------
          430            147               179               1,684                 732                 902          3,312
           --             --                --                  --                  --                  --          1,237
           --             --                --                  --                  --                  --            124
           16             33                11                  14                   8                  11            177
            1             --                --                   4                   2                   2              5
            7             10                 6                  26                  13                  13             39
           --             --                --                  --                   1                  --            126
           11              4                 4                  42                  23                  23             86
      -------        -------           -------            --------            --------            --------      ---------
          465            194               200               1,770                 779                 951          5,106
           --             --                --                  --                  --                   1              3
           --             --                --                  --                  --                  --             12
      -------        -------           -------            --------            --------            --------      ---------
          465            194               200               1,770                 779                 950          5,091
      -------        -------           -------            --------            --------            --------      ---------
           76            (59)               14                  67                 633                 618          6,467
      -------        -------           -------            --------            --------            --------      ---------
       (4,111)        (4,032)           (4,902)            (12,625)            (19,511)               (219)      (129,141)
          (66)            --               (48)                 --                  --                  --             --
           --             (2)               --                   1                 (18)                 --             94
           --              1                --                  (2)                 24                  --            114
       (3,307)        (1,412)             (983)            (44,014)            (13,227)            (18,595)       (20,669)
          (12)            --                (5)                 --                  --                  --             --
           --             --                --                  --                  --                  --            (20)
           --             --                --                  --                  --                  --             14
      -------        -------           -------            --------            --------            --------      ---------
       (7,496)        (5,445)           (5,938)            (56,640)            (32,732)            (18,814)      (149,608)
      -------        -------           -------            --------            --------            --------      ---------
      $(7,420)       $(5,504)          $(5,924)           $(56,573)           $(32,099)           $(18,196)     $(143,141)
      =======        =======           =======            ========            ========            ========      =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD                  HARTFORD
                                                              INTERNATIONAL   GROWTH AND   HARTFORD      AMERICAN
                                                                  STOCK         INCOME       INDEX       LEADERS
                                                              HLS FUND (A)     HLS FUND    HLS FUND    HLS FUND (B)
                                                              -------------   ----------   ---------   ------------
INVESTMENT INCOME:
  Dividends.................................................    $  2,452      $   7,208    $ 29,843      $   342
  Interest..................................................          32            198         325            8
  Securities lending........................................         153             14          65           --
  Less: Foreign tax withheld................................        (262)             1         (85)          (1)
                                                                --------      ---------    ---------     -------
    Total investment income.................................       2,375          7,421      30,148          349
                                                                --------      ---------    ---------     -------
EXPENSES:
  Investment advisory fees..................................         807          2,812       3,711          146
  Administrative services fees..............................          --          1,029       3,711           --
  Accounting services.......................................          --            103         371           --
  Custodian fees, gross.....................................          82             13          43            6
  Board of Directors fees...................................           2              4          15           --
  Shareholder reports fees..................................           9             40         104            4
  Distribution Fees -- Class IB.............................          --            125         134           --
  Other expenses............................................          21             71         257            5
                                                                --------      ---------    ---------     -------
    Total expenses (before waivers and offsets).............         921          4,197       8,346          161
  Custodian fees offset.....................................          --             --           1            1
  Distribution Fees -- Class IB waived......................          --             11          12           --
                                                                --------      ---------    ---------     -------
    Total expenses, net.....................................         921          4,186       8,333          160
                                                                --------      ---------    ---------     -------
    Net investment income (loss)............................       1,454          3,235      21,815          189
                                                                --------      ---------    ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........     (15,693)      (108,513)      6,688         (735)
  Net realized gain (loss) on futures contracts.............          --         (3,543)     (4,180)          --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        (196)            --          --           --
  Net realized gain (loss) on foreign currency
    transactions............................................         (37)            --           5           --
  Net unrealized appreciation (depreciation) on
    securities..............................................       5,034        (47,397)   (524,314)      (3,132)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --           (421)       (367)          --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          --             --          --           --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          34             --          --           --
                                                                --------      ---------    ---------     -------
  Net realized and unrealized gain (loss) on investments....     (10,858)      (159,874)   (522,168)      (3,867)
                                                                --------      ---------    ---------     -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $ (9,404)     $(156,639)   $(500,353)    $(3,678)
                                                                ========      =========    =========     =======

 (a) Formerly Fortis International Stock Series.
(b) Formerly Fortis American Leaders Series.
 (c) Formerly Fortis Global Equity Series.
(d) Formerly Fortis International Stock II Series.
 (e) Formerly Fortis Multisector Bond Series.
 (f) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                                                   HARTFORD
      HARTFORD      INTERNATIONAL    HARTFORD      HARTFORD        HARTFORD        HARTFORD   U.S. GOVERNMENT     HARTFORD
    GLOBAL EQUITY     STOCK II       ADVISERS     HIGH YIELD   MULTISECTOR BOND      BOND       SECURITIES      MONEY MARKET
    HLS FUND (C)    HLS FUND (D)     HLS FUND      HLS FUND      HLS FUND (E)      HLS FUND    HLS FUND (F)       HLS FUND
    -------------   -------------   -----------   ----------   -----------------   --------   ---------------   ------------
       $   213         $   632      $   106,039    $     83         $    --        $   302        $    --         $    --
             3               7          221,305      20,251           1,819        123,952         14,214          43,756
            --              26            2,567          87              --            842            138              --
           (19)            (65)              --          (3)             --             92             --              --
       -------         -------      -----------    --------         -------        --------       -------         -------
           197             600          329,911      20,418           1,819        125,188         14,352          43,756
       -------         -------      -----------    --------         -------        --------       -------         -------
           123             260           48,128       1,157             226          5,578          1,605           5,696
            --              --           22,237         402              --          4,112             --           4,557
            --              --            2,224          40              --            411             --             456
            29              40               65          12              10             62              7              12
            --               1               89           2               1             16              7              18
             5               4              608          13               5            126             31             204
            --              --            1,457          88              --            607             64             508
             3               6            1,478          21               6            220             72             221
       -------         -------      -----------    --------         -------        --------       -------         -------
           160             311           76,286       1,735             248         11,132          1,786          11,672
            --              --               (5)          2              --             14              1               6
            --              --              129           7              --             39             --              37
       -------         -------      -----------    --------         -------        --------       -------         -------
           160             311           76,162       1,726             248         11,079          1,785          11,629
       -------         -------      -----------    --------         -------        --------       -------         -------
            37             289          253,749      18,692           1,571        114,109         12,567          32,127
       -------         -------      -----------    --------         -------        --------       -------         -------
        (1,199)         (5,342)        (154,706)    (17,451)         (1,492)        26,785         10,899             100
            --              --               --          --              --             --             --              --
             2              (1)              --          29               2           (292)            --              --
             2              14               --         103              (2)        (2,514)            --              --
          (473)           (368)      (1,855,706)    (13,623)            988         70,806         11,474              --
            --              --               --          --              --             --             --              --
            --              --               --          --              --             --             --              --
             1               9               --          39               3            446             --              --
       -------         -------      -----------    --------         -------        --------       -------         -------
        (1,667)         (5,688)      (2,010,412)    (30,903)           (501)        95,231         22,373             100
       -------         -------      -----------    --------         -------        --------       -------         -------
       $(1,630)        $(5,399)     $(1,756,663)   $(12,211)        $ 1,070        $209,340       $34,940         $32,227
       =======         =======      ===========    ========         =======        ========       =======         =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  HARTFORD             HARTFORD              HARTFORD        HARTFORD
                                                  SMALLCAP              GROWTH                CAPITAL        LARGECAP
                                                   GROWTH            OPPORTUNITIES         OPPORTUNITIES      GROWTH
                                                HLS FUND (A)         HLS FUND (B)          HLS FUND (C)    HLS FUND (D)
                                                ------------         -------------         -------------   ------------
OPERATIONS:
  Net investment income (loss)................    $   (389)            $    (942)             $     8        $   (125)
  Net realized gain (loss) on investments.....     (14,819)             (134,893)              (6,405)        (18,174)
  Net unrealized appreciation (depreciation)
    on investments............................     (60,942)              (64,626)                (795)         (7,552)
                                                  --------             ---------              -------        --------
  Net increase (decrease) in net assets
    resulting from operations.................     (76,150)             (200,461)              (7,192)        (25,851)
                                                  --------             ---------              -------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................................          --                    --                   --              --
    Class IB..................................          --                    --                   --              --
  From net realized gain on investments
    Class IA..................................          --                    --                   --              --
    Class IB..................................          --                    --                   --              --
                                                  --------             ---------              -------        --------
    Total distributions.......................          --                    --                   --              --
                                                  --------             ---------              -------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................................     (12,126)              (76,597)                  65          (8,680)
    Class IB..................................       7,216                 5,322                   --              --
                                                  --------             ---------              -------        --------
  Net increase (decrease) from capital share
    transactions..............................      (4,910)              (71,275)                  65          (8,680)
                                                  --------             ---------              -------        --------
  Net increase (decrease) in net assets.......     (81,060)             (271,736)              (7,127)        (34,531)
NET ASSETS:
  Beginning of period.........................     272,272               755,068               23,514          86,475
                                                  --------             ---------              -------        --------
  End of period...............................    $191,212             $ 483,332              $16,387        $ 51,944
                                                  ========             =========              =======        ========
  Accumulated net investment income (loss)....    $     --             $     (16)             $     9        $     --
                                                  ========             =========              =======        ========

  (a)  Formerly Fortis Aggressive Growth Series.

  (b)  Formerly Fortis Growth Stock Series.

  (c)  Formerly Fortis Capital Opportunities Series.

  (d)  Formerly Fortis LargeCap Growth Series.

  (e)  Formerly Fortis MidCap Stock Series.

  (f)  Formerly Fortis Investor Growth Series.

  (g)  Formerly Fortis Blue Chip Stock II Series.

  (h)  Formerly Fortis Blue Chip Stock Series.

  (i)  Formerly Fortis Value Series.

  (j)  Formerly Fortis SmallCap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                                                                    HARTFORD       HARTFORD
       MIDCAP       INVESTORS          HARTFORD           HARTFORD            HARTFORD           SMALLCAP        GLOBAL
       STOCK          GROWTH      BLUE CHIP STOCK II   BLUE CHIP STOCK   VALUE OPPORTUNITIES      VALUE         LEADERS
    HLS FUND (E)   HLS FUND (F)      HLS FUND (G)       HLS FUND (H)        HLS FUND (I)       HLS FUND (J)     HLS FUND
    ------------   ------------   ------------------   ---------------   -------------------   ------------   ------------
      $    76        $   (59)          $    14            $     67            $     633          $    618      $   6,467
       (4,177)        (4,033)           (4,950)            (12,626)             (19,505)             (219)      (128,933)
             )
       (3,319         (1,412)             (988)            (44,014)             (13,227)          (18,595)       (20,675)
      -------        -------           -------            --------            ---------          --------      ---------
             )
       (7,420         (5,504)           (5,924)            (56,573)             (32,099)          (18,196)      (143,141)
      -------        -------           -------            --------            ---------          --------      ---------
           --             --                --                  --                 (821)             (816)        (5,462)
           --             --                --                  --                   --                --           (437)
           --             --                --                  --               (2,397)          (10,698)            --
           --             --                --                  --                   --                --             --
      -------        -------           -------            --------            ---------          --------      ---------
           --             --                --                  --               (3,218)          (11,514)        (5,899)
      -------        -------           -------            --------            ---------          --------      ---------
        3,913            821               931             (27,691)              (6,486)            6,068        197,555
           --             --                --                  --                3,189                --         17,790
      -------        -------           -------            --------            ---------          --------      ---------
        3,913            821               931             (27,691)              (3,297)            6,068        215,345
      -------        -------           -------            --------            ---------          --------      ---------
       (3,507)        (4,683)           (4,993)            (84,264)             (38,614)          (23,642)        66,305
       46,758         18,615            21,286             239,597              130,567           108,672        534,017
      -------        -------           -------            --------            ---------          --------      ---------
      $43,251        $13,932           $16,293            $155,333            $  91,953          $ 85,030      $ 600,322
      =======        =======           =======            ========            =========          ========      =========
      $    74        $    --           $    12            $     58            $     618          $    458      $   1,132
      =======        =======           =======            ========            =========          ========      =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    HARTFORD             HARTFORD                                 HARTFORD
                                                  INTERNATIONAL         GROWTH AND           HARTFORD             AMERICAN
                                                      STOCK               INCOME              INDEX               LEADERS
                                                  HLS FUND (A)           HLS FUND            HLS FUND           HLS FUND (B)
                                                  -------------         ----------         ------------         ------------
OPERATIONS:
  Net investment income (loss)..................    $  1,454            $   3,235           $   21,815            $   189
  Net realized gain (loss) on investments.......     (15,926)            (112,056)               2,513               (735)
  Net unrealized appreciation (depreciation) on
    investments.................................       5,068              (47,818)            (524,681)            (3,132)
                                                    --------            ---------           ----------            -------
  Net increase (decrease) in net assets
    resulting from operations...................      (9,404)            (156,639)            (500,353)            (3,678)
                                                    --------            ---------           ----------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA....................................        (905)              (2,112)             (19,562)              (288)
    Class IB....................................          --                 (143)                (725)                --
  From net realized gain on investments
    Class IA....................................          --                   --              (71,573)                --
    Class IB....................................          --                   --               (2,010)                --
                                                    --------            ---------           ----------            -------
    Total distributions.........................        (905)              (2,255)             (93,870)              (288)
                                                    --------            ---------           ----------            -------
CAPITAL SHARE TRANSACTIONS:
    Class IA....................................     (13,652)             188,974              154,200              1,093
    Class IB....................................          --               27,045               39,698                 --
                                                    --------            ---------           ----------            -------
  Net increase (decrease) from capital share
    transactions................................     (13,652)             216,019              193,898              1,093
                                                    --------            ---------           ----------            -------
  Net increase (decrease) in net assets.........     (23,961)              57,125             (400,325)            (2,873)
NET ASSETS:
  Beginning of period...........................     105,313              462,612            2,022,417             17,529
                                                    --------            ---------           ----------            -------
  End of period.................................    $ 81,352            $ 519,737           $1,622,092            $14,656
                                                    ========            =========           ==========            =======
  Accumulated net investment income (loss)......    $    947            $   3,234           $    2,680            $    --
                                                    ========            =========           ==========            =======

  (a)  Formerly Fortis International Stock Series.

  (b)  Formerly Fortis American Leaders Series.

  (c)  Formerly Fortis Global Equity Series.

  (d)  Formerly Fortis International Stock II Series.

  (e)  Formerly Fortis Multisector Bond Series.

  (f)  Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                   HARTFORD                     HARTFORD
      HARTFORD      INTERNATIONAL    HARTFORD      HARTFORD    MULTISECTOR     HARTFORD    U.S. GOVERNMENT     HARTFORD
    GLOBAL EQUITY     STOCK II       ADVISERS     HIGH YIELD       BOND          BOND        SECURITIES      MONEY MARKET
    HLS FUND (C)    HLS FUND (D)     HLS FUND      HLS FUND    HLS FUND (E)    HLS FUND     HLS FUND (F)       HLS FUND
    -------------   -------------   -----------   ----------   ------------   ----------   ---------------   ------------
       $    37         $   289      $   253,749    $ 18,692      $ 1,571      $  114,109      $ 12,567        $   32,127
        (1,195)         (5,329)        (154,706)    (17,319)      (1,492)         23,979        10,899               100
              )
          (472            (359)      (1,855,706)    (13,584)         991          71,252        11,474                --
       -------         -------      -----------    --------      -------      ----------      --------        ----------
              )
        (1,630          (5,399)      (1,756,663)    (12,211)       1,070         209,340        34,940            32,227
       -------         -------      -----------    --------      -------      ----------      --------        ----------
           (44)           (126)        (310,849)     (9,980)      (1,809)        (71,918)       (8,732)          (29,732)
            --              --          (17,707)     (1,721)          --          (9,028)           --            (2,395)
            --              --               --          --           --         (21,013)           --               (93)
            --              --               --          --           --          (2,682)           --                (7)
       -------         -------      -----------    --------      -------      ----------      --------        ----------
           (44)           (126)        (328,556)    (11,701)      (1,809)       (104,641)       (8,732)          (32,227)
       -------         -------      -----------    --------      -------      ----------      --------        ----------
           589          (4,463)        (609,326)     94,313       (1,655)        505,821       392,496           451,936
            --              --          258,251      33,755           --         215,658        98,456           109,785
       -------         -------      -----------    --------      -------      ----------      --------        ----------
           589          (4,463)        (351,075)    128,068       (1,655)        721,479       490,952           561,721
       -------         -------      -----------    --------      -------      ----------      --------        ----------
        (1,085)         (9,988)      (2,436,294)    104,156       (2,394)        826,178       517,160           561,721
        12,461          33,520       12,357,769     152,945       30,648       1,701,952       174,333         2,019,649
       -------         -------      -----------    --------      -------      ----------      --------        ----------
       $11,376         $25,532      $ 9,921,475    $257,101      $28,254      $2,528,130      $691,493        $2,581,370
       =======         =======      ===========    ========      =======      ==========      ========        ==========
       $    (1)        $   301      $   146,740    $ 18,851      $ 1,598      $  121,024      $ 13,061        $       --
       =======         =======      ===========    ========      =======      ==========      ========        ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD        HARTFORD        HARTFORD
                                                                SMALLCAP        GROWTH          CAPITAL        LARGECAP
                                                                 GROWTH      OPPORTUNITIES   OPPORTUNITIES      GROWTH
                                                              HLS FUND (A)   HLS FUND (B)    HLS FUND (C)    HLS FUND (D)
                                                              ------------   -------------   -------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $    (45)     $      (89)       $   (39)       $    (97)
  Net realized gain (loss) on investments...................     (79,263)        (80,614)        (6,262)        (22,927)
  Net unrealized appreciation (depreciation) on
    investments.............................................       7,335        (161,095)           426           7,025
                                                                --------      ----------        -------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (71,973)       (241,798)        (5,875)        (15,999)
                                                                --------      ----------        -------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (44)             --             --              --
    Class IB................................................          --              --             --              --
  Tax return of capital
    Class IA................................................          --              --             --              --
    Class IB................................................          --              --             --              --
  From net realized gain on investments
    Class IA................................................     (34,602)       (218,095)            --              --
    Class IB................................................          --              --             --              --
                                                                --------      ----------        -------        --------
    Total distributions.....................................     (34,646)       (218,095)            --              --
                                                                --------      ----------        -------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      26,276         151,955         13,227           3,660
    Class IB................................................          --              --             --              --
                                                                --------      ----------        -------        --------
  Net increase (decrease) from capital share transactions...      26,276         151,955         13,227           3,660
                                                                --------      ----------        -------        --------
  Net increase (decrease) in net assets.....................     (80,343)       (307,938)         7,352         (12,339)
NET ASSETS:
  Beginning of period.......................................     352,615       1,063,005         16,162          98,814
                                                                --------      ----------        -------        --------
  End of period.............................................    $272,272      $  755,068        $23,514        $ 86,475
                                                                ========      ==========        =======        ========
  Accumulated net investment income (loss)..................    $     --      $       --        $    --        $     --
                                                                ========      ==========        =======        ========

  (a)  Formerly Fortis Aggressive Growth Series.

  (b)  Formerly Fortis Growth Stock Series.

  (c)  Formerly Fortis Capital Opportunities Series.

  (d)  Formerly Fortis LargeCap Growth Series.

  (e)  Formerly Fortis MidCap Stock Series.

  (f)  Formerly Fortis Investor Growth Series.

  (g)  Formerly Fortis Blue Chip Stock Series II.

  (h)  Formerly Fortis Blue Chip Stock Series.

  (i)  Formerly Fortis Value Series.

  (j)  Formerly Fortis SmallCap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                                                                                    HARTFORD
       MIDCAP       INVESTORS          HARTFORD           HARTFORD            HARTFORD            HARTFORD        GLOBAL
       STOCK          GROWTH      BLUE CHIP STOCK II   BLUE CHIP STOCK   VALUE OPPORTUNITIES   SMALLCAP VALUE     LEADERS
    HLS FUND (E)   HLS FUND (F)      HLS FUND (G)       HLS FUND (H)        HLS FUND (I)        HLS FUND (J)     HLS FUND
    ------------   ------------   ------------------   ---------------   -------------------   ---------------   ---------
      $    27        $   (91)          $    (5)           $    (22)           $    843            $    991       $   3,839
       (3,310)        (5,557)           (2,770)            (12,884)              3,012              10,529        (124,086)
        1,943          1,144            (1,782)            (30,566)             (7,605)              4,152          15,458
      -------        -------           -------            --------            --------            --------       ---------
       (1,340)        (4,504)           (4,557)            (43,472)             (3,750)             15,672        (104,789)
      -------        -------           -------            --------            --------            --------       ---------
          (32)            --                --                  --                (841)                 --          (2,848)
           --             --                --                  --                  --                  --            (225)
           --             --                --                  --                  --                  --              --
           --             --                --                  --                  --                  --              --
          (93)            --                --                  --             (15,520)                 --          (5,702)
           --             --                --                  --                  --                  --            (469)
      -------        -------           -------            --------            --------            --------       ---------
         (125)            --                --                  --             (16,361)                 --          (9,244)
      -------        -------           -------            --------            --------            --------       ---------
       10,456          9,068            10,657             (10,585)             39,088              34,973          19,281
           --             --                --                  --                  --                  --          30,383
      -------        -------           -------            --------            --------            --------       ---------
       10,456          9,068            10,657             (10,585)             39,088              34,973          49,664
      -------        -------           -------            --------            --------            --------       ---------
        8,991          4,564             6,100             (54,057)             18,977              50,645         (64,369)
       37,767         14,052            15,186             293,654             111,590              58,027         598,386
      -------        -------           -------            --------            --------            --------       ---------
      $46,758        $18,615           $21,286            $239,597            $130,567            $108,672       $ 534,017
      =======        =======           =======            ========            ========            ========       =========
      $    --        $    --           $    --            $     --            $    821            $    816       $     388
      =======        =======           =======            ========            ========            ========       =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD                       HARTFORD
                                                              INTERNATIONAL   GROWTH AND      HARTFORD        AMERICAN
                                                                  STOCK         INCOME         INDEX          LEADERS
                                                              HLS FUND (A)     HLS FUND    HLS FUND, INC.   HLS FUND (B)
                                                              -------------   ----------   --------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $  1,095       $  2,257      $   19,333       $   105
  Net realized gain (loss) on investments...................     (19,093)       (33,876)         70,275          (791)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (17,290)        (4,751)       (391,557)          263
                                                                --------       --------      ----------       -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (35,288)       (36,370)       (301,949)         (423)
                                                                --------       --------      ----------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (12)            --         (17,644)           (7)
    Class IB................................................          --             --            (356)           --
  Tax return of capital
    Class IA................................................          --             --              --            --
    Class IB................................................          --             --              --            --
  From net realized gain on investments
    Class IA................................................     (10,739)       (15,880)        (37,072)          (98)
    Class IB................................................          --         (1,363)           (573)           --
                                                                --------       --------      ----------       -------
    Total distributions.....................................     (10,751)       (17,243)        (55,645)         (105)
                                                                --------       --------      ----------       -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       2,123         85,938         (57,388)       10,220
    Class IB................................................          --         35,484          34,127            --
                                                                --------       --------      ----------       -------
  Net increase (decrease) from capital share transactions...       2,123        121,422         (23,261)       10,220
                                                                --------       --------      ----------       -------
  Net increase (decrease) in net assets.....................     (43,916)        67,809        (380,855)        9,692
NET ASSETS:
  Beginning of period.......................................     149,229        394,803       2,403,272         7,836
                                                                --------       --------      ----------       -------
  End of period.............................................    $105,313       $462,612      $2,022,417       $17,529
                                                                ========       ========      ==========       =======
  Accumulated net investment income (loss)..................    $    905       $  2,255      $    1,287       $    99
                                                                ========       ========      ==========       =======

  (a)  Formerly Fortis International Stock Series.

  (b)  Formerly Fortis American Leaders Series.

  (c)  Formerly Fortis Global Equity Series.

  (d)  Formerly Fortis International Stock Series II.

  (e)  Formerly Fortis Multisector Bond Series.

  (f)  Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                                                           HARTFORD
      HARTFORD      INTERNATIONAL      HARTFORD       HARTFORD        HARTFORD          HARTFORD      U.S. GOVERNMENT
    GLOBAL EQUITY     STOCK II         ADVISERS      HIGH YIELD   MULTISECTOR BOND        BOND          SECURITIES
    HLS FUND (C)    HLS FUND (D)    HLS FUND, INC.    HLS FUND      HLS FUND (E)     HLS FUND, INC.    HLS FUND (F)
    -------------   -------------   --------------   ----------   ----------------   --------------   ---------------
       $    14        $    164       $   318,895      $ 11,712        $ 1,814          $   79,861        $  8,733
        (1,103)         (5,263)         (306,000)       (2,424)          (185)             51,546           2,003
            25          (4,586)         (657,976)       (8,691)          (236)            (23,608)            210
       -------        --------       -----------      --------        -------          ----------        --------
        (1,064)         (9,685)         (645,081)          597          1,393             107,799          10,946
       -------        --------       -----------      --------        -------          ----------        --------
           (15)             --          (352,611)          (71)            --             (59,005)         (8,249)
            --              --            (8,681)           --             --              (3,698)             --
           (60)             --                --            --             --                  --              --
            --              --                --            --             --                  --              --
            --              --          (617,329)           --             --                  --              --
            --              --           (19,622)           --             --                  --              --
       -------        --------       -----------      --------        -------          ----------        --------
           (75)             --          (998,243)          (71)            --             (62,703)         (8,249)
       -------        --------       -----------      --------        -------          ----------        --------
         3,766          (3,029)            5,781        60,484          5,955             473,934          30,222
            --              --           312,558        23,334             --             118,328              --
       -------        --------       -----------      --------        -------          ----------        --------
         3,766          (3,029)          318,339        83,818          5,955             592,262          30,222
       -------        --------       -----------      --------        -------          ----------        --------
         2,627         (12,714)       (1,324,985)       84,344          7,348             637,358          32,919
         9,833          46,235        13,682,754        68,601         23,300           1,064,594         141,415
       -------        --------       -----------      --------        -------          ----------        --------
       $12,461        $ 33,520       $12,357,769      $152,945        $30,648          $1,701,952        $174,333
       =======        ========       ===========      ========        =======          ==========        ========
       $    --        $    126       $   218,556      $ 11,683        $ 1,809          $   80,851        $  8,732
       =======        ========       ===========      ========        =======          ==========        ========


        HARTFORD
      MONEY MARKET
     HLS FUND, INC.
     --------------
       $   60,211
               21
               --
       ----------
           60,232
       ----------
          (57,052)
           (3,180)
               --
               --
               --
               --
       ----------
          (60,232)
       ----------
          625,245
          115,859
       ----------
          741,104
       ----------
          741,104
        1,278,545
       ----------
       $2,019,649
       ==========
       $       --
       ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Fortis Benefits Insurance Company and First Fortis Life Insurance Company (collectively, the Company), as well as certain qualified retirement plans. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios, seven are included in these financial statements; they are Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund and Hartford Money Market HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of sixteen funds; they are Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Investors Growth HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford SmallCap Value HLS Fund, Hartford International Stock HLS Fund, Hartford American Leaders HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund, Hartford Multisector Bond HLS Fund and Hartford U.S. Government Securities HLS
     Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund, offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are accounted for on the trade date (the day the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes bond premium, market discount and original issue discount.

     b) Security Valuation -- Investments in securities traded on a national securities exchange or on the NASDAQ Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealer, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under the supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange

--------------------------------------------------------------------------------

        rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have an interest in a $1,689,661 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $832,024 U.S. Treasury Bonds 6.125% - 11.75% due
         02/15/2010 - 11/15/2027 and $890,809 U.S. Treasury Notes 3.00% - 6.50%
         due 05/31/2003 - 10/15/2006, The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford SmallCap Growth HLS Fund...........................  $  5,856
        Hartford Growth Opportunities HLS Fund......................    28,680
        Hartford Value Opportunities HLS Fund.......................     1,731
        Hartford Global Leaders HLS Fund............................    34,913
        Hartford Growth and Income HLS Fund.........................    11,435
        Hartford Advisers HLS Fund..................................   208,831

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have an interest in a $474,364 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $324,384 U.S. Treasury Bonds 5.50% - 12.00% due 05/15/2005 - 08/15/2028, $150,009 U.S. Treasury
         Notes 3.625% due 03/31/2004. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Index HLS Fund.....................................  $ 13,631
        Hartford High Yield HLS Fund................................    25,050
        Hartford Bond HLS Fund......................................   159,205
        Hartford U.S. Government Securities HLS Fund................    42,923
        Hartford Money Market HLS Fund..............................   150,480

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in each Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involves elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' had no option activity for the year ended December 31, 2002.

     g) Forward Foreign Currency Contracts -- For the year ended December 31, 2002, the Hartford Global Leaders HLS Fund had entered into a forward foreign currency contract that obligates the Funds to repurchase/replace or sell currencies at specified future dates. The Fund enters into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if

--------------------------------------------------------------------------------

        applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford SmallCap Growth HLS Fund...........................       $    8,386         $    9,484
        Hartford Growth Opportunities HLS Fund......................           24,165             25,858
        Hartford MidCap Stock HLS Fund..............................              702                726
        Hartford Value Opportunities HLS Fund.......................              435                706
        Hartford SmallCap Value HLS Fund............................            3,462              3,713
        Hartford Global Leaders HLS Fund............................           40,310             44,577
        Hartford International Stock HLS Fund.......................            9,681             10,188
        Hartford Index HLS Fund.....................................            8,491              9,788
        Hartford International Stock II HLS Fund....................            3,141              3,304
        Hartford Advisers HLS Fund..................................        1,285,438          1,312,948
        Hartford High Yield HLS Fund................................           39,895             40,968
        Hartford Bond HLS Fund......................................          485,950            496,266
        Hartford U.S. Gov't Securities HLS Fund.....................          137,281            140,088

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the year ended December 31, 2002, the Funds held illiquid securities as denoted in the Statements of Net Assets.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                       HARTFORD GLOBAL LEADERS HLS FUND,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                           HARTFORD ADVISERS HLS FUND
                        AND HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

--------------------------------------------------------------------------------

                       HARTFORD MULTISECTOR BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.650

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.850%
Over $100 million..................................................     0.800

                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND,
                     AND HARTFORD INVESTORS GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     0.900%
On next $300 million...............................................     0.850
Over $500 million..................................................     0.800

                       HARTFORD LARGECAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $100 million...............................................     0.850
Over $200 million..................................................     0.800

                         HARTFORD MIDCAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $150 million...............................................     0.850
Over $250 million..................................................     0.800

                       HARTFORD BLUE CHIP STOCK HLS FUND,
                  AND HARTFORD INTERNATIONAL STOCK II HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
Over $100 million..................................................     0.850

                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................     0.900%
Over $50 million...................................................     0.850

                       HARTFORD AMERICAN LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $35 million...............................................     0.900%
On next $65 million................................................     0.750
Over $100 million..................................................     0.650

                      HARTFORD BLUE CHIP STOCK II HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     0.950%
Over $200 million..................................................     0.900

                        HARTFORD GLOBAL EQUITY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     1.000%
On next $300 million...............................................     0.950
Over $500 million..................................................     0.900

         A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisers and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The Funds and their respective sub-adviser are listed below:

        FUND                                                                   SUB-ADVISER
        ----                                                     ---------------------------------------
        Hartford SmallCap Growth HLS Fund......................  Wellington
        Hartford Growth Opportunities HLS Fund.................  Wellington
        Hartford Capital Opportunities HLS Fund................  Massachusetts Financial Services
                                                                 Company
        Hartford LargeCap Growth HLS Fund......................  Alliance Capital Management L.P.
        Hartford MidCap Stock HLS Fund.........................  The Dreyfus Corporation
        Hartford Investors Growth HLS Fund.....................  Massachusetts Financial Serviced
                                                                 Company
        Hartford Blue Chip Stock II HLS Fund...................  A.I.M. Capital Management, Inc.
        Hartford Blue Chip Stock HLS Fund......................  T. Rowe Price Associates, Inc.
        Hartford Value Opportunities HLS Fund..................  Wellington
        Hartford SmallCap Value HLS Fund.......................  Berger Associates
        Hartford Global Leaders HLS Fund.......................  Wellington
        Hartford International Stock HLS Fund..................  Lazard-Freres Asset Management
        Hartford Growth and Income HLS Fund....................  Wellington
        Hartford Index HLS Fund................................  HIMCO
        Hartford American Leaders HLS Fund.....................  Federated Investment Management Company
        Hartford Global Equity HLS Fund........................  Massachusetts Financial Services
                                                                 Company
        Hartford International Stock II HLS Fund...............  T. Rowe Price Associates, Inc.
        Hartford Advisers HLS Fund.............................  Wellington
        Hartford High Yield HLS Fund...........................  HIMCO
        Hartford Multisector Bond HLS Fund.....................  A.I.M. Capital Management, Inc.
        Hartford Bond HLS Fund.................................  HIMCO
        Hartford U.S. Government Securities HLS Fund...........  HIMCO
        Hartford Money Market HLS Fund.........................  HIMCO

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the following Funds, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund and Hartford Money Market HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund and Hartford Money Market HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions are shown on the accompanying Statements of Operations as Custodian fees offset.

     e) Distribution Plan for Class IB shares -- The following Funds, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford

--------------------------------------------------------------------------------

        High Yield HLS Fund, Hartford Bond HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares, until April 30, 2002, the Board of Directors set this fee at 0.18%. Beginning on May 1, 2002, the full 0.25% was charged.

         Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of December 31, 2002, HL Advisors, LLC and Hartford Life Insurance Company held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford SmallCap Growth HLS Fund......................     --            --            1         0.10%
        Hartford Growth Opportunities HLS Fund.................     --            --           --@@       0.15%
        Hartford Capital Opportunities HLS Fund................    593         18.42%          --           --
        Hartford Investors Growth HLS Fund.....................    594         21.60%          --           --
        Hartford Blue Chip Stock II HLS Fund...................    392         12.58%          --           --
        Hartford Value Opportunities HLS Fund..................     --            --            1         0.25%
        Hartford American Leaders HLS Fund.....................    408         22.66%          --           --
        Hartford Global Equity HLS Fund........................    597         39.64%          --           --
        Hartford U.S. Government Securities HLS Fund...........     --            --%           1         0.01%

     @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2002, aggregate purchases and sales of investment securities (excludes short-term investments and U.S. government obligations) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford SmallCap Growth HLS Fund...........................  $  209,256   $  212,273
        Hartford Growth Opportunities HLS Fund......................   1,102,048    1,165,250
        Hartford Capital Opportunities HLS Fund.....................      29,491       20,266
        Hartford LargeCap Growth HLS Fund...........................      29,023       38,796
        Hartford MidCap Stock HLS Fund..............................      39,220       34,500
        Hartford Investors Growth HLS Fund..........................      34,907       34,315
        Hartford Blue Chip Stock II HLS Fund........................       7,642        6,652
        Hartford Blue Chip Stock HLS Fund...........................      71,283       98,605
        Hartford Value Opportunities HLS Fund.......................      70,893       75,160
        Hartford SmallCap Value HLS Fund............................      42,947       41,111
        Hartford Global Leaders HLS Fund............................   2,094,705    1,895,958
        Hartford International Stock HLS Fund.......................      49,054       61,333
        Hartford Growth and Income HLS Fund.........................     660,614      453,043
        Hartford Index HLS Fund.....................................     413,971      276,737
        Hartford American Leaders HLS Fund..........................       5,154        4,064
        Hartford Global Equity HLS Fund.............................       7,983        7,071
        Hartford International Stock II HLS Fund....................       7,010       10,662
        Hartford Advisers HLS Fund..................................   4,168,160    4,190,798
        Hartford High Yield HLS Fund................................     222,092       99,383
        Hartford Multisector Bond HLS Fund..........................      21,920       22,692
        Hartford Bond HLS Fund......................................   2,085,012    1,383,984
        Hartford U.S. Government Securities HLS Fund................   1,161,011      816,950

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. For the year ended December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID-IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford SmallCap Growth HLS Fund..........................      $  389          $    113      $  (502)
        Hartford Growth Opportunities HLS Fund.....................         927               145       (1,072)
        Hartford Capital Opportunities HLS Fund....................           2                (2)          --
        Hartford LargeCap Growth HLS Fund..........................         125                --         (125)
        Hartford MidCap Stock HLS Fund.............................          (1)                1           --
        Hartford Investors Growth HLS Fund.........................          59                 2          (61)
        Hartford Blue Chip Stock HLS Fund..........................         (10)               10           --
        Hartford Value Opportunities HLS Fund......................         (14)               21           (7)
        Hartford SmallCap Value HLS Fund...........................        (160)              218          (58)
        Hartford Global Leaders HLS Fund...........................         176            (5,019)       4,843
        Hartford International Stock HLS Fund......................        (506)              506           --
        Hartford Growth and Income HLS Fund........................          --              (439)         439
        Hartford Index HLS Fund....................................        (136)             (283)         419
        Hartford Global Equity HLS Fund............................           5                (5)          --
        Hartford International Stock II HLS Fund...................          13               (13)          --
        Hartford Advisers HLS Fund.................................       2,991           (15,313)      12,322
        Hartford High Yield HLS Fund...............................         178           (21,007)      20,829
        Hartford Multi-Sector Bond HLS Fund........................          25               (25)          --
        Hartford Bond HLS Fund.....................................       7,010           (10,097)       3,087
        Hartford U.S. Government Securities HLS Fund...............         495             3,272       (3,767)

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2002, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                                                        NET UNREALIZED
                                                                           UNREALIZED     UNREALIZED    APPRECIATION/
        FUND                                                 TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
        ----                                                -----------   ------------   ------------   --------------
        Hartford Small Cap Growth HLS Fund................  $   249,628     $ 10,814     $   (59,715)     $ (48,901)
        Hartford Growth Opportunities HLS Fund............      519,096       29,012         (36,561)        (7,549)
        Hartford Capital Opportunities HLS Fund...........       18,677          405          (2,730)        (2,325)
        Hartford LargeCap Growth HLS Fund.................       62,909          181         (11,367)       (11,186)
        Hartford MidCap Stock HLS Fund....................       44,284        2,693          (3,645)          (952)
        Hartford Investors Growth HLS Fund................       15,243          189          (1,636)        (1,447)
        Hartford Blue Chip Stock II HLS Fund..............       20,506          306          (4,584)        (4,278)
        Hartford Blue Chip Stock HLS Fund.................      185,393        9,009         (39,234)       (30,225)
        Hartford Value Opportunities HLS Fund.............      103,616        7,576         (18,784)       (11,208)
        Hartford SmallCap Value HLS Fund..................       93,159        6,803         (14,415)        (7,612)
        Hartford Global Leaders HLS Fund..................      654,460       28,976         (28,294)           682
        Hartford International Stock HLS Fund.............       97,327        5,382         (11,082)        (5,700)
        Hartford Growth & Income HLS Fund.................      592,451       12,231         (93,067)       (80,836)
        Hartford Index HLS Fund...........................    1,897,094      211,338        (479,523)      (268,185)
        Hartford American Leaders HLS Fund................       17,695          775          (3,293)        (2,518)
        Hartford Global Equity HLS Fund...................       12,266          499          (1,366)          (867)
        Hartford International Stock II HLS Fund..........       35,677          746          (9,681)        (8,935)
        Hartford Advisers HLS Fund........................   12,066,139      573,334      (1,457,568)      (884,234)
        Hartford High Yield HLS Fund......................      330,792       12,290         (51,697)       (39,407)
        Hartford Multisector Bond HLS Fund................       27,190        1,378            (453)           925
        Hartford Bond HLS Fund............................    2,861,905      145,691         (79,585)        66,106
        Hartford U.S. Government HLS Fund.................      959,256       16,159             (39)        16,120

--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford SmallCap Growth HLS Fund...........................  $ 13,310      2010
        Hartford SmallCap Growth HLS Fund...........................    77,054      2009
        Hartford Growth Opportunities HLS Fund......................   128,757      2010
        Hartford Growth Opportunities HLS Fund......................    88,293      2009
        Hartford Capital Opportunities HLS Fund.....................     7,123      2010
        Hartford Capital Opportunities HLS Fund.....................     4,664      2009
        Hartford Capital Opportunities HLS Fund.....................        37      2008
        Hartford LargeCap Growth HLS Fund...........................    17,450      2010
        Hartford LargeCap Growth HLS Fund...........................    23,010      2009
        Hartford MidCap Stock HLS Fund..............................     3,973      2010
        Hartford MidCap Stock HLS Fund..............................     3,485      2009
        Hartford Investors Growth HLS Fund..........................     3,619      2010
        Hartford Investors Growth HLS Fund..........................     5,581      2009
        Hartford Blue Chip Stock II HLS Fund........................     4,811      2010
        Hartford Blue Chip Stock II HLS Fund........................     2,594      2009
        Hartford Blue Chip Stock II HLS Fund........................       201      2008
        Hartford Blue Chip Stock HLS Fund...........................     8,951      2010
        Hartford Blue Chip Stock HLS Fund...........................    11,958      2009
        Hartford Value Opportunities HLS Fund.......................    17,212      2010
        Hartford Global Leaders HLS Fund............................   114,725      2010
        Hartford Global Leaders HLS Fund............................   158,794      2009
        Hartford Global Leaders HLS Fund............................     3,513      2008
        Hartford International Stock HLS Fund.......................    14,168      2010
        Hartford International Stock HLS Fund.......................    19,256      2009
        Hartford Growth and Income HLS Fund.........................   105,856      2010
        Hartford Growth and Income HLS Fund.........................    40,389      2009
        Hartford American Leaders HLS Fund..........................       399      2010
        Hartford American Leaders HLS Fund..........................       622      2009
        Hartford Global Equity HLS Fund.............................     1,215      2010
        Hartford Global Equity HLS Fund.............................       732      2009
        Hartford Global Equity HLS Fund.............................        89      2008
        Hartford International Stock II HLS Fund....................     3,847      2010
        Hartford International Stock II HLS Fund....................     4,933      2009
        Hartford Advisers HLS Fund..................................   142,186      2010
        Hartford Advisers HLS Fund..................................   291,958      2009
        Hartford Advisers HLS Fund..................................     1,126      2008
        Hartford High Yield HLS Fund................................    10,785      2010
        Hartford High Yield HLS Fund................................     2,700      2009
        Hartford High Yield HLS Fund................................     5,611      2008
        Hartford High Yield HLS Fund................................     5,355      2007

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford High Yield HLS Fund................................  $  9,320      2006
        Hartford High Yield HLS Fund................................     1,581      2005
        Hartford Multisector Bond HLS Fund..........................     1,377      2010
        Hartford Multisector Bond HLS Fund..........................       180      2009
        Hartford Multisector Bond HLS Fund..........................       591      2008
        Hartford Multisector Bond HLS Fund..........................       610      2007
        Hartford U.S. Government Securities HLS Fund................     1,398      2008
        Hartford U.S. Government Securities HLS Fund................     2,513      2007
        Hartford U.S. Government Securities HLS Fund................       598      2004
        Hartford U.S. Government Securities HLS Fund................       300      2003

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Advisers HLS Fund and Hartford High Yield HLS Fund carryforwards may apply.

     For the year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford SmallCap Growth HLS Fund...........................    $ 1,068         $   --
        Hartford Growth Opportunities HLS Fund......................      4,847             16
        Hartford Capital Opportunities HLS Fund.....................        284           @@--
        Hartford LargeCap Growth HLS Fund...........................        910             --
        Hartford MidCap Stock HLS Fund..............................        218             --
        Hartford Investors Growth HLS Fund..........................        389           @@--
        Hartford Blue Chip Stock II HLS Fund........................        194             --
        Hartford Blue Chip Stock HLS Fund...........................      2,931             --
        Hartford Value Opportunities HLS Fund.......................      2,391           @@--
        Hartford SmallCap Value HLS Fund............................      1,122             --
        Hartford Global Leaders HLS Fund............................        899             --
        Hartford International Stock HLS Fund.......................      1,779             --
        Hartford Growth and Income HLS Fund.........................      5,148             --
        Hartford American Leaders HLS Fund..........................        498             --
        Hartford Global Equity HLS Fund.............................        333              1
        Hartford International Stock II HLS Fund....................        896             --
        Hartford Advisers HLS Fund..................................     17,231             --
        Hartford High Yield HLS Fund................................      5,583             --
        Hartford Multisector Bond HLS Fund..........................        141             --
        Hartford U.S. Government Securities HLS Fund................         22             --

@@ Due to the presentation of the financial statements in thousands, the currency loss deferred rounds to zero.

     Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

--------------------------------------------------------------------------------

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Value Opportunities HLS Fund.......................  $  1,166     $ 2,051          $--
        Hartford SmallCap Value HLS Fund............................     7,251       4,263          --
        Hartford Global Leaders HLS Fund............................     5,899          --          --
        Hartford International Stock HLS Fund.......................       905          --          --
        Hartford Growth and Income HLS Fund.........................     2,255          --          --
        Hartford Index HLS Fund.....................................    20,349      73,521          --
        Hartford American Leaders HLS Fund..........................       288          --          --
        Hartford Global Equity HLS Fund.............................        44          --          --
        Hartford International Stock II HLS Fund....................       126          --          --
        Hartford Advisers HLS Fund..................................   328,556          --          --
        Hartford High Yield HLS Fund................................    11,701          --          --
        Hartford Multisector Bond HLS Fund..........................     1,809          --          --
        Hartford Bond HLS Fund......................................    95,011       9,630          --
        Hartford U.S. Government Securities HLS Fund................     8,732          --          --
        Hartford Money Market HLS Fund..............................    32,227          --          --

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford SmallCap Growth HLS Fund...........................  $  1,576     $ 33,071       $   --
        Hartford Growth Opportunities HLS Fund......................    26,558      191,537           --
        Hartford MidCap Stock HLS Fund..............................        32           93           --
        Hartford Value Opportunities HLS Fund.......................    12,011        4,350           --
        Hartford Global Leaders HLS Fund............................     6,484        2,760           --
        Hartford International Stock HLS Fund.......................        13       10,739           --
        Hartford Growth and Income HLS Fund.........................    12,840        4,403           --
        Hartford Index HLS Fund.....................................    18,000       37,645           --
        Hartford American Leaders HLS Fund..........................       105           --           --
        Hartford Global Equity HLS Fund.............................        75           --           --
        Hartford Advisers HLS Fund..................................   567,094      431,149           --
        Hartford High Yield HLS Fund................................        71           --           --
        Hartford Bond HLS Fund......................................    62,703           --           --
        Hartford U.S. Government Securities HLS Fund................     8,249           --           --
        Hartford Money Market HLS Fund..............................    60,232           --           --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford SmallCap Growth HLS Fund.........................    $     --         $   --         $ (48,901)
        Hartford Growth Opportunities HLS Fund....................          --             --            (7,549)
        Hartford Capital Opportunities HLS Fund...................          10             --            (2,325)
        Hartford LargeCap Growth HLS Fund.........................          --             --           (11,186)
        Hartford MidCap Stock HLS Fund............................          74             --              (952)
        Hartford Investors Growth HLS Fund........................          --             --            (1,447)
        Hartford Blue Chip Stock II HLS Fund......................          12             --            (4,283)
        Hartford Blue Chip Stock HLS Fund.........................          58             --           (30,225)
        Hartford Value Opportunities HLS Fund.....................         618             --           (11,208)
        Hartford SmallCap Value HLS Fund..........................         458          1,047            (7,486)
        Hartford Global Leaders HLS Fund..........................       1,122             --               653
        Hartford International Stock HLS Fund.....................         947             --            (5,688)
        Hartford Growth and Income HLS Fund.......................       3,234             --           (80,836)
        Hartford Index HLS Fund...................................       2,680          5,727          (268,185)
        Hartford American Leaders HLS Fund........................        @@--             --            (2,518)
        Hartford Global Equity HLS Fund...........................          --             --              (866)
        Hartford International Stock II HLS Fund..................         301             --           (11,537)
        Hartford Advisers HLS Fund................................     146,740             --          (884,234)
        Hartford High Yield HLS Fund..............................      18,851             --           (39,365)
        Hartford Multisector Bond HLS Fund........................       1,779             --               925
        Hartford Bond HLS Fund....................................     128,940          6,157            66,617
        Hartford U.S. Government Securities HLS Fund..............      13,061             --            16,120
        Hartford Money Market HLS Fund............................        @@--             --                --

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2002:

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              SMALLCAP GROWTH        GROWTH OPPORTUNITIES      CAPITAL OPPORTUNITIES
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................    11,815   $ 143,723        1,122   $    20,116          700   $     4,285
        Shares issued in merger...........                    --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................        --          --           --            --           --            --
        Shares redeemed...................   (12,644)   (155,849)      (5,284)      (96,713)        (767)       (4,220)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........      (829)  $ (12,126)      (4,162)  $   (76,597)         (67)  $        65
                                            ========   =========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              LARGECAP GROWTH            MIDCAP STOCK             INVESTORS GROWTH
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................       606   $   4,905        1,360   $    13,314          513   $     3,095
        Shares issued in merger...........        --          --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................        --          --           --            --           --            --
        Shares redeemed...................    (1,711)    (13,585)      (1,057)       (9,401)        (409)       (2,274)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........    (1,105)  $  (8,680)         303   $     3,913          104   $       821
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                                BLUE CHIP II              BLUE CHIP             VALUE OPPORTUNITIES
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................       759   $   4,680          606   $     8,676        1,276   $    15,454
        Shares issued in merger...........        --          --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................        --          --           --            --          218         3,217
        Shares redeemed...................      (654)     (3,749)      (2,638)      (36,367)      (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........       105   $     931       (2,032)  $   (27,691)        (627)  $    (6,486)
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                               SMALLCAP VALUE           GLOBAL LEADERS          INTERNATIONAL STOCK
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................     1,614   $  20,906      453,367   $   595,753        2,189   $    21,842
        Shares issued in merger...........        --          --      183,081       253,327           --            --
        Shares issued on reinvestment of
          distributions...................       846      11,514          727         5,462           86           905
        Shares redeemed...................    (2,294)    (26,352)    (474,221)     (656,987)      (3,658)      (36,399)
        Shares issued in 1 for 10 stock
          split...........................        --          --     (451,449)           --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........       166   $   6,068     (288,495)  $   197,555       (1,383)  $   (13,652)
                                            ========   =========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                             GROWTH AND INCOME              INDEX                 AMERICAN LEADERS
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   156,947   $ 178,241       67,923   $   229,511          447   $     4,094
        Shares issued in merger...........   186,136     200,110       97,999       293,220           --            --
        Shares issued on reinvestment of
          distributions...................     2,171       2,112       28,220        91,135           28           244
        Shares redeemed...................  (185,140)   (191,489)    (156,348)     (459,666)        (368)       (3,245)
        Shares issued in 1 for 10 stock
          split...........................  (462,598)         --     (592,800)           --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........  (302,484)  $ 188,974     (555,006)  $   154,200          107   $     1,093
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                               GLOBAL EQUITY        INTERNATIONAL STOCK II            ADVISERS
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................       491   $   4,125        2,835   $    22,784      207,487   $   503,856
        Shares issued in merger...........        --          --           --            --      220,049       488,111
        Shares issued on reinvestment of
          distributions...................         4          27           14           126      105,657       310,849
        Shares redeemed...................      (438)     (3,563)      (3,399)      (27,373)    (878,389)   (1,912,142)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --   (4,233,249)           --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........        57   $     589         (550)  $    (4,463)  (4,578,445)  $  (609,326)
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                                 HIGH YIELD           MULTI-SECTOR BOND                 BOND
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   322,884   $ 335,553          769   $     8,122      668,428   $   815,855
        Shares issued in merger...........    50,751      48,048           --            --       77,738        90,378
        Shares issued on reinvestment of
          distributions...................    11,823       9,980          173         1,809       83,422        92,931
        Shares redeemed...................  (299,921)   (299,268)      (1,103)      (11,586)    (387,997)     (493,343)
        Shares issued in 1 for 10 stock
          split...........................  (193,755)         --           --            --   (1,614,335)           --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........  (108,218)  $  94,313         (161)  $    (1,655)  (1,172,744)  $   505,821
                                            ========   =========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD
                                              U.S. GOVERNMENT            MONEY MARKET
                                            SECURITIES HLS FUND            HLS FUND
                                            --------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT
                                            --------   ---------   ----------   -----------
        CLASS IA
        Shares sold.......................    43,979   $ 482,125    7,433,161   $ 7,433,161
        Shares issued in merger...........        --          --      122,443       122,443
        Shares issued on reinvestment of
          distributions...................       840       8,732       29,756        29,756
        Shares redeemed...................    (8,975)    (98,361)  (7,133,424)   (7,133,424)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --
                                            --------   ---------   ----------   -----------
        Net Increase (Decrease)...........    35,844   $ 392,496      451,936   $   451,936
                                            ========   =========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              SMALLCAP GROWTH        GROWTH OPPORTUNITIES       VALUE OPPORTUNITIES
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................       672   $   7,939          329   $     5,419          318   $     3,486
        Shares issued in merger...........        --          --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................        --          --           --            --           --            --
        Shares redeemed...................       (62)       (723)          (6)          (97)         (27)         (297)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --           --            --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........       610   $   7,216          323   $     5,322          291   $     3,189
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                               GLOBAL LEADERS         GROWTH AND INCOME                INDEX
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................    17,084   $  25,478       28,960   $    34,007       14,141   $    46,598
        Shares issued in merger...........        --          --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................        52         437          148           143          801            --
        Shares redeemed...................    (6,221)     (8,125)      (7,356)       (7,105)      (3,520)        2,735
        Shares issued in 1 for 10 stock
          split...........................   (40,358)         --      (54,940)           --      (22,984)       (9,635)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........   (29,443)  $  17,790      (33,188)  $    27,045      (11,562)  $    39,698
                                            ========   =========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                                  ADVISERS                HIGH YIELD                    BOND
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................   127,756   $ 317,874       60,624   $    63,346      182,700   $   240,018
        Shares issued in merger...........        --          --           --            --           --            --
        Shares issued on reinvestment of
          distributions...................     5,569      17,707        2,038         1,713       10,543        11,710
        Shares redeemed...................   (35,673)    (77,330)     (27,422)      (31,304)     (25,862)      (36,070)
        Shares issued in 1 for 10 stock
          split...........................  (284,427)         --      (55,428)           --     (268,394)           --
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........  (186,775)  $ 258,251      (20,188)  $    33,755     (101,013)  $   215,658
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD
                                              U.S. GOVERNMENT            MONEY MARKET
                                            SECURITIES HLS FUND            HLS FUND
                                            --------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT
                                            --------   ---------   ----------   -----------
        CLASS IB
        Shares sold.......................     9,479   $ 104,947      390,278   $   390,278
        Shares issued in merger...........        --          --           --            --
        Shares issued on reinvestment of
          distributions...................        --          --        2,405         2,405
        Shares redeemed...................      (587)     (6,491)    (282,898)     (282,898)
        Shares issued in 1 for 10 stock
          split...........................        --          --           --            --
                                            --------   ---------   ----------   -----------
        Net Increase (Decrease)...........     8,892   $  98,456      109,785   $   109,785
                                            ========   =========   ==========   ===========

     The following information is for the year ended December 31, 2001:

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              SMALLCAP GROWTH        GROWTH OPPORTUNITIES      CAPITAL OPPORTUNITIES
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................     1,868   $  34,172          781   $    22,152        1,826   $    15,090
        Shares issued on reinvestment of
          distributions...................     2,218      34,647        9,535       218,095           --            --
        Shares redeemed...................    (2,382)    (42,543)      (3,139)      (88,292)        (265)       (1,862)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........     1,704   $  26,276        7,177   $   151,955        1,561   $    13,228
                                            ========   =========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              LARGE CAP GROWTH          MID CAP STOCK             INVESTORS GROWTH
                                                  HLS FUND                 HLS FUND                  HLS STOCK
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................     1,259   $  13,743        1,558   $    14,908        1,304   $    10,207
        Shares issued on reinvestment of
          distributions...................        --          --           13           125           --            --
        Shares redeemed...................    (1,024)    (10,084)        (488)       (4,577)        (160)       (1,138)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........       235   $   3,659        1,083   $    10,456        1,144   $     9,069
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                             BLUE CHIP STOCK II        BLUE CHIP STOCK          VALUE OPPORTUNITIES
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................     1,498   $  11,750          811   $    14,151        2,115   $    35,196
        Shares issued on reinvestment of
          distributions...................        --          --           --            --        1,078        16,361
        Shares redeemed...................      (152)     (1,093)      (1,510)      (24,736)        (811)      (12,469)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........     1,346   $  10,657         (699)  $   (10,585)       2,382   $    39,088
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                              SMALL CAP VALUE           GLOBAL LEADERS          INTERNATIONAL STOCK
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................     3,668   $  46,720      296,824   $   433,293          629   $     7,899
        Shares issued on reinvestment of
          distributions...................        --          --        5,746         8,550          917        10,751
        Shares redeemed...................      (961)    (11,747)    (292,111)     (422,562)      (1,347)      (16,527)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........     2,707   $  34,973       10,459   $    19,281          199   $     2,123
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                             GROWTH AND INCOME              INDEX                 AMERICAN LEADERS
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   239,372   $ 288,363       78,117   $   263,472          989   $    10,424
        Shares issued on reinvestment of
          distributions...................    12,954      15,880       16,484        54,716           10           105
        Shares redeemed...................  (183,929)   (218,305)    (114,232)     (375,576)         (31)         (309)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........    68,397   $  85,938      (19,631)  $   (57,388)         968   $    10,220
                                            ========   =========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                               GLOBAL EQUITY        INTERNATIONAL STOCK II            ADVISERS
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................       541   $   4,767          840   $     7,874      219,268   $   540,178
        Shares issued on reinvestment of
          distributions...................         9          75           --            --      407,221       969,940
        Shares redeemed...................      (128)     (1,075)      (1,158)      (10,903)    (615,450)   (1,504,337)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........       422   $   3,767         (318)  $    (3,029)      11,039   $     5,781
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                                 HIGH YIELD           MULTI-SECTOR BOND                 BOND
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   230,682   $ 223,218          911   $     9,924      595,757   $   676,049
        Shares issued on reinvestment of
          distributions...................        75          71           --            --       53,709        59,005
        Shares redeemed...................  (169,341)   (162,805)        (365)       (3,969)    (229,577)     (261,120)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........    61,416   $  60,484          546   $     5,955      419,889   $   473,934
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD                 HARTFORD
                                              U.S. GOVERNMENT            MONEY MARKET
                                            SECURITIES HLS FUND            HLS FUND
                                            --------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT
                                            --------   ---------   ----------   -----------
        CLASS IA
        Shares sold.......................     3,911   $  42,315   10,370,478   $10,370,478
        Shares issued on reinvestment of
          distributions...................       783       8,249       57,052        57,052
        Shares redeemed...................    (1,891)    (20,342)  (9,802,285)   (9,802,285)
                                            --------   ---------   ----------   -----------
        Net Increase (Decrease)...........     2,803   $  30,222      625,245   $   625,245
                                            ========   =========   ==========   ===========

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                               GLOBAL LEADERS         GROWTH AND INCOME                INDEX
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................    23,053   $  35,468       31,664   $    38,911       11,138   $    37,412
        Shares issued on reinvestment of
          distributions...................       468         694        1,116         1,363          281           929
        Shares redeemed...................    (3,971)     (5,779)      (4,117)       (4,790)      (1,289)       (4,214)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........    19,550   $  30,383       28,663   $    35,484       10,130   $    34,127
                                            ========   =========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                  HARTFORD                 HARTFORD                   HARTFORD
                                                  ADVISERS                HIGH YIELD                    BOND
                                                  HLS FUND                 HLS FUND                   HLS FUND
                                            --------------------   ------------------------   ------------------------
                                             SHARES     AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                            --------   ---------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................   120,626   $ 299,224       40,980   $    39,406      110,354   $   124,874
        Shares issued on reinvestment of
          distributions...................    11,802      28,303           --            --        3,372         3,698
        Shares redeemed...................    (6,313)    (14,969)     (16,691)      (16,072)      (9,042)      (10,244)
                                            --------   ---------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)...........   126,115   $ 312,558       24,289   $    23,334      104,684   $   118,328
                                            ========   =========   ==========   ===========   ==========   ===========

                                                  HARTFORD
                                                MONEY MARKET
                                                  HLS FUND
                                            --------------------
                                             SHARES     AMOUNT
                                            --------   ---------
        CLASS IB
        Shares sold.......................   596,786   $ 596,786
        Shares issued on reinvestment of
          distributions...................     3,180       3,180
        Shares redeemed...................  (484,107)   (484,107)
                                            --------   ---------
        Net Increase (Decrease)...........   115,859   $ 115,859
                                            ========   =========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the year ended December 31, 2002, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund and Hartford Bond HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                     REVERSE SPLIT
        FUND                          PERCENTAGE
        ----                         -------------
        Hartford Advisers HLS Fund,
          Inc. ....................      29.67%
        Hartford Bond HLS Fund,
          Inc. ....................      93.07

12. REDOMESTICATION:

     On April 29, 2002, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund were redomesticated as a series of a new Maryland corporation, Hartford HLS Series Fund II, Inc.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

13. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund. Fortis Growth & Income Series merged into Hartford Growth & Income HLS Fund.
     Fortis High Yield Series merged into Hartford High Yield HLS Fund.
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the net assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the respective Fortis Fund's net assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.   CLASS IA     CLASS IB
        --------------------------------  -----------   --------
        Net assets of Fortis Asset
          Allocation on April 30,
          2002.......................     $   488,111   $     --
        Fortis Asset Allocation shares
          exchanged..................          34,477         --
        Hartford Advisers shares
          issued.....................         220,049         --
        Net assets of Hartford Advisers
          immediately before the
          merger.....................     $11,086,683   $588,603
        Net assets of Hartford Advisers
          immediately after the
          merger.....................     $11,574,794   $588,603

        HARTFORD GLOBAL LEADERS HLS FUND   CLASS IA    CLASS IB
        --------------------------------  ----------   --------
        Net assets of Fortis Global
          Growth on April 30, 2002...     $  253,327   $     --
        Fortis Global Growth shares
          exchanged..................         17,918         --
        Hartford Global Leaders shares
          issued.....................        183,081         --
        Net assets of Hartford Global
          Leaders immediately before the
          merger.....................     $  469,286   $ 52,090
        Net assets of Hartford Global
          Leaders immediately after the
          merger.....................     $  722,613   $ 52,090

        HARTFORD GROWTH & INCOME HLS FUND   CLASS IA    CLASS IB
        ---------------------------------  ----------   --------
        Net assets of Fortis Growth &
          Income on April 30, 2002....     $  200,110   $     --
        Fortis Growth & Income shares
          exchanged...................         15,260         --
        Hartford Growth & Income shares
          issued......................        186,136         --
        Net assets of Hartford Growth &
          Income immediately before the
          merger......................     $  395,598   $ 51,483
        Net assets of Hartford Growth &
          Income immediately after the
          merger......................     $  595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis High
          Yield on April 30, 2002...  $   48,048   $     --
        Fortis High Yield shares
          exchanged................        8,528         --
        Hartford High Yield shares
          issued...................       50,751         --
        Net assets of Hartford High
          Yield immediately before
          the merger...............   $  142,974   $ 34,629
        Net assets of Hartford High
          Yield immediately after
          the merger...............   $  191,022   $ 34,629

--------------------------------------------------------------------------------

        HARTFORD BOND HLS FUND, INC.   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis
          Diversified Income on
          April 30, 2002...........   $   90,378   $     --
        Fortis Diversified Income
          shares exchanged.........        9,225         --
        Hartford Bond shares
          issued...................       77,738         --
        Net assets of Hartford Bond
          immediately before the
          merger...................   $1,582,247   $194,002
        Net assets of Hartford Bond
          immediately after the
          merger...................   $1,672,625   $194,002

        HARTFORD INDEX HLS FUND, INC.   CLASS IA    CLASS IB
        -----------------------------  ----------   --------
        Net assets of Fortis S&P 500
          on April 30, 2002.........   $  293,220   $     --
        Fortis S&P 500 Index shares
          exchanged.................       19,110         --
        Hartford Index shares
          issued....................       97,999         --
        Net assets of Hartford Index
          immediately before the
          merger....................   $1,846,941   $ 54,976
        Net assets of Hartford Index
          immediately after the
          merger....................   $2,140,161   $ 54,976

        HARTFORD MONEY MARKET HLS FUND, INC.   CLASS A     CLASS IB
        ------------------------------------  ----------   --------
        Net assets of Fortis Money Market on
          April 30, 2002...............       $  122,443   $     --
        Fortis Money Market shares
          exchanged....................           11,346         --
        Hartford Money Market shares
          issued.......................          122,443         --
        Net assets of Hartford Money Market
          immediately before the merger...    $1,794,364   $166,561
        Net assets of Hartford Money Market
          immediately after the merger...     $1,916,807   $166,561

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                       UNREALIZED     ACCUMULATED
                                      APPRECIATION    NET REALIZED
                   FUND              (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
                   ----              --------------   ------------   -------------
        Fortis Asset Allocation
          Series...................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth
          Series...................        9,623          (3,966)       247,671
        Fortis Growth and Income
          Series...................      (10,883)           (792)       211,785
        Fortis High Yield Series...      (11,371)        (20,858)        80,264
        Fortis Diversified Income
          Series...................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index
          Series...................      (20,814)             --        293,220
        Fortis Money Market
          Series...................           --              --        122,443

14. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2002 (SUBSEQUENT EVENT):

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford International Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Investors Growth HLS Fund and Hartford American Leaders HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc. (the "Plan").

     Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Growth and Income HLS Fund
     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
     Fund
     Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
     Hartford Investors Growth HLS Fund merged into Hartford Growth and Income HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

15. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED):

     On April 30, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee, replaced Arthur Andersen LLP as independent auditors of the Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Money Market HLS Fund and Hartford Series Fund, Inc. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     On August 1, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee, replaced KPMG LLP as independent auditors of the Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Multisector Bond HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford MidCap Stock HLS Fund, Hartford American Leaders HLS Fund, Hartford International Stock HLS Fund, Hartford Global Equity HLS Fund, Hartford Investors Growth HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford International Stock II HLS Fund, Hartford Blue Chip Stock HLS Fund. The reports of KPMG LLP on the financial statements and financial highlights of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

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                                       145

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(C) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                       NET                       AND
                                      ASSET        NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................  $16.44       $(0.02)       $(4.72)       $(4.74)      $   --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   15.96        (0.01)        (4.22)        (4.23)          --
   For the Year Ended December 31,
     2001
   Class IA........................   23.73           --         (4.91)        (4.91)          --
   For the Year Ended December 31,
     2000
   Class IA........................   33.79           --         (3.06)        (3.06)          --
   For the Year Ended December 31,
     1999
   Class IA........................   16.70        (0.04)        17.86         17.86        (0.01)
   For the Year Ended December 31,
     1998
   Class IA........................   13.81         0.01          2.91          2.91        (0.03)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31,
     2001
   Class IA........................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31,
     2000
   Class IA........................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31,
     1999
   Class IA........................   41.09        (0.05)        17.42         17.37        (0.09)
   For the Year Ended December 31,
     1998
   Class IA........................   36.64         0.09          6.40          6.49        (0.13)
   For the Year Ended December 31,
     1997
   Class IA........................   32.59         0.12          3.93          4.05           --
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002..........................    7.15           --         (2.06)        (2.06)          --
   For the Year Ended December 31,
     2001..........................    9.37        (0.01)        (2.21)        (2.22)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.61        (0.01)        (1.23)        (1.24)          --
HARTFORD LARGECAP GROWTH HLS FUND
   For the Year Ended December 31,
     2002..........................   10.09        (0.02)        (3.11)        (3.13)          --
   2001............................   11.86        (0.01)        (1.76)        (1.77)          --
   2000............................   15.05        (0.03)        (2.59)        (2.62)          --
   1999............................   12.04        (0.01)         3.28          3.27           --
   From inception, May 1, 1998
     through December 31, 1998.....   10.16           --          1.88          1.88           --
HARTFORD MIDCAP STOCK HLS FUND
   For the Year Ended December 31,
     2002..........................    9.85         0.02         (1.30)        (1.28)          --
   2001............................   10.31         0.01         (0.44)        (0.43)       (0.01)
   2000............................   10.68         0.02          0.93          0.95        (0.02)
   1999............................    9.64         0.01          1.04          1.05        (0.01)
   From inception, May 1, 1998
     through December 31, 1998.....    9.94         0.02         (0.30)        (0.28)       (0.02)
HARTFORD INVESTORS GROWTH HLS FUND
   For the Year Ended December 31,
     2002..........................    7.03        (0.02)        (1.95)        (1.97)          --
   For the Year Ended December 31,
     2001..........................    9.35        (0.03)        (2.29)        (2.32)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.42        (0.02)        (1.04)        (1.06)          --

                                               -- SELECTED PER-SHARE DATA(C) --
                                     ------------------------------------------

                                     DIVIDENDS
                                     IN EXCESS    DISTRIBUTIONS
                                       OF NET         FROM        DISTRIBUTIONS
                                     INVESTMENT   NET REALIZED        FROM
                                       INCOME      INVESTMENTS       CAPITAL
                                     ----------   -------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................    $  --         $    --          $  --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2001
   Class IA........................       --           (2.38)            --
   For the Year Ended December 31,
     2000
   Class IA........................       --           (7.00)            --
   For the Year Ended December 31,
     1999
   Class IA........................       --           (0.72)            --
   For the Year Ended December 31,
     1998
   Class IA........................       --              --             --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................       --              --             --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2001
   Class IA........................       --           (8.79)            --
   For the Year Ended December 31,
     2000
   Class IA........................       --           (7.44)            --
   For the Year Ended December 31,
     1999
   Class IA........................       --          (13.32)            --
   For the Year Ended December 31,
     1998
   Class IA........................       --           (2.04)            --
   For the Year Ended December 31,
     1997
   Class IA........................       --              --             --
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   For the Year Ended December 31,
     2001..........................       --              --             --
   From inception, May 1, 2000
     through December 31, 2000.....       --              --             --
HARTFORD LARGECAP GROWTH HLS FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   2001............................       --              --             --
   2000............................       --           (0.57)            --
   1999............................       --           (0.26)            --
   From inception, May 1, 1998
     through December 31, 1998.....       --              --             --
HARTFORD MIDCAP STOCK HLS FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   2001............................       --           (0.02)            --
   2000............................       --           (1.30)            --
   1999............................       --              --             --
   From inception, May 1, 1998
     through December 31, 1998.....       --              --             --
HARTFORD INVESTORS GROWTH HLS FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   For the Year Ended December 31,
     2001..........................       --              --             --
   From inception, May 1, 2000
     through December 31, 2000.....       --           (0.01)            --

---------------
(A)Annualized.
(B)Not annualized.
(C)Information presented relates to a share of capital stock outstanding for the indicated period.
(D)Advisers has voluntarily undertaken to limit annual expenses for Capital Opportunities Series(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and(.19%), respectively.
(E)Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.
(F)Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.
(G)Advisers has voluntarily undertaken to limit annual expenses for Investor Growth Series(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.53% and(.42%), respectively.
(H)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------

                                                                                          RATIO OF
                        NET INCREASE                                  NET ASSETS          EXPENSES
                        (DECREASE) IN     NET ASSET                    AT END OF         TO AVERAGE
          TOTAL          NET ASSETS     VALUE AT END     TOTAL          PERIOD           NET ASSETS
      DISTRIBUTIONS         VALUE         OF PERIOD     RETURN      (000'S OMITTED)     AFTER WAIVERS
    -----------------   -------------   -------------   -------     ---------------     -------------
         $    --           $ (4.74)        $11.70        (28.83)%     $  184,062            0.69%
              --             (4.23)         11.73        (26.51)(B)        7,150            0.89(A)
           (2.38)            (7.29)         16.44        (20.18)         272,272            0.68
           (7.00)           (10.06)         23.73         23.73          352,615            0.66
           (0.73)            17.09          33.79         33.79          333,158            0.72
           (0.03)             2.89          16.70         16.70          149,860            0.72
              --             (6.26)         16.40        (27.65)         478,045            0.66
              --             (4.79)         16.37        (22.65)(B)        5,287            0.84(A)
           (8.79)           (18.00)         22.66        (22.85)         755,068            0.65
           (7.44)            (4.48)         40.66         40.66        1,063,005            0.64
          (13.23)             4.05          45.14         45.14        1,044,728            0.66
           (1.91)             4.45          41.09         41.09          762,354            0.65
              --              4.05          36.64         36.64          707,155            0.66
              --             (2.06)          5.09        (28.85)          16,387            1.05
              --             (2.22)          7.15        (23.63)          23,514            1.16
              --             (1.24)          9.37        (11.68)(B)       16,162            1.31(A)(D)
              --             (3.13)          6.96        (31.04)          51,944            0.95
              --             (1.77)         10.09        (14.89)          86,475            0.95
           (0.57)            (3.19)         11.86        (17.95)          98,814            0.96
           (0.26)             3.01          15.05         27.22           87,061            0.97
              --              1.88          12.04         18.61(B)        19,121            1.25(A)(E)
              --             (1.28)          8.57        (13.06)          43,251            0.97
           (0.03)            (0.46)          9.85         (4.17)          46,758            1.02
           (1.32)            (0.37)         10.31          8.71           37,767            1.05
           (0.01)             1.04          10.68         10.97           24,800            1.18
           (0.02)            (0.30)          9.64         (2.89)(B)       12,995            1.25(A)(F)
              --             (1.97)          5.06        (28.00)          13,932            1.19
              --             (2.32)          7.03        (24.78)          18,615            1.51
           (0.01)            (1.07)          9.35        (10.16)(B)       14,052            1.39(A)(G)

        -- RATIOS AND SUPPLEMENTAL DATA --
---  -----------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME       PORTFOLIO
       NET ASSETS     TO AVERAGE     TURNOVER
     BEFORE WAIVERS   NET ASSETS      RATE(H)
     --------------   ----------     ---------
          0.69%         (0.18)%          99%
          0.89(A)       (0.13)(A)        99
          0.68          (0.02)          164
          0.66           0.01           160
          0.72          (0.22)          264
          0.72           0.06           135
          0.66          (0.16)          189
          0.84(A)       (0.10)(A)       189
          0.65          (0.01)          228
          0.64          (0.08)          120
          0.66          (0.18)          175
          0.65           0.21           106
          0.66           0.33            19
          1.05           0.04           109
          1.16          (0.19)          102
          1.38(A)(D)    (0.12)(A)(D)     63
          0.95          (0.19)           44
          0.95          (0.11)           77
          0.96          (0.27)           68
          0.97          (0.09)           50
          1.27(A)(E)    (0.03)(A)(E)     36
          0.97           0.16            77
          1.02           0.07            79
          1.05           0.18           123
          1.18           0.15            73
          1.40(A)(F)     0.19(A)(F)      66
          1.19          (0.36)          219
          1.51          (0.56)          274
          1.53(A)(G)    (0.28)(A)(G)    164

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(D) --
                                    --------------------------------------------------------------
                                                                 NET
                                                              REALIZED
                                                                 AND
                                    NET ASSET      NET       UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT      GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON    INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS   OPERATIONS     INCOME
                                    ---------   ----------   -----------   ----------   ----------
HARTFORD BLUE CHIP STOCK II HLS
 FUND
   For the Year Ended December 31,
     2002..........................  $ 7.07       $   --       $(1.84)       $(1.84)      $   --
   For the Year Ended December 31,
     2001..........................    9.12           --        (2.05)        (2.05)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.36        (0.01)       (1.23)        (1.24)          --
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Year Ended December 31,
     2002..........................   16.80         0.01        (4.11)        (4.10)          --
   2001............................   19.63           --        (2.83)        (2.83)          --
   2000............................   21.93        (0.02)       (0.41)        (0.43)          --
   1999............................   18.58         0.02         3.65          3.67        (0.02)
   1998............................   14.76         0.05         4.09          4.14        (0.06)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................   14.83         0.07        (3.68)        (3.61)       (0.09)
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   13.51         0.02        (2.69)        (2.67)          --
   For the Year Ended December 31,
     2001
   Class IA........................   17.38         0.08        (0.48)        (0.40)       (0.11)
   For the Year Ended December 31,
     2000
   Class IA........................   15.65         0.14         2.68          2.82        (0.13)
   For the Year Ended December 31,
     1999
   Class IA........................   14.38         0.13         1.15          1.28           --
   For the Year Ended December 31,
     1998
   Class IA........................   13.42         0.16         1.13          1.29        (0.16)
   For the Year Ended December 31,
     1997
   Class IA........................   11.38         0.12         2.75          2.87        (0.13)
HARTFORD SMALLCAP VALUE HLS FUND
   For the Year Ended December 31,
     2002..........................   14.20         0.07        (1.93)        (1.86)       (0.10)
   2001............................   11.74         0.13         2.33          2.46           --
   2000............................   10.20         0.17         2.54          2.71        (0.17)
   1999............................    9.28         0.12         1.27          1.39        (0.11)
   From inception, May 1, 1998
     through December 31, 1998.....    9.96         0.07        (0.62)        (0.55)       (0.07)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................   14.43(F)      0.13(F)     (2.95)(F)     (2.82)(F)    (0.11)(F)
   Class IB........................   14.40(F)      0.12(F)     (2.96)(F)     (2.84)(F)    (0.09)(F)
   For the Year Ended December 31,
     2001
   Class IA........................   17.59(F)      0.11(F)     (3.02)(F)     (2.91)(F)    (0.08)(F)
   Class IB........................   17.57(F)      0.08(F)     (3.02)(F)     (2.94)(F)    (0.06)(F)
   For the Year Ended December 31,
     2000
   Class IA........................   19.13(F)      0.08(F)     (1.42)(F)     (1.34)(F)    (0.09)(F)
   Class IB........................   19.12(F)     (0.06)(F)    (1.30)(F)     (1.36)(F)    (0.08)(F)
   For the Year Ended December 31,
     1999
   Class IA........................   12.85(F)      0.03(F)      6.42(F)       6.45(F)     (0.03)(F)
   Class IB........................   12.85(F)      0.07(F)      6.34(F)       6.41(F)        --(F)
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................   10.00(F)      0.01(F)      3.18(F)       3.19(F)     (0.02)(F)
   Class IB........................   10.00(F)      0.02(F)      3.16(F)       3.18(F)     (0.01)(F)

                                          -- SELECTED PER-SHARE DATA(D) --
                                     ------------------------------------------

                                     DIVIDENDS
                                     IN EXCESS    DISTRIBUTIONS
                                       OF NET         FROM        DISTRIBUTIONS
                                     INVESTMENT   NET REALIZED        FROM
                                       INCOME      INVESTMENTS       CAPITAL
                                     ----------   -------------   -------------
HARTFORD BLUE CHIP STOCK II HLS
 FUND
   For the Year Ended December 31,
     2002..........................    $   --        $    --          $  --
   For the Year Ended December 31,
     2001..........................        --             --             --
   From inception, May 1, 2000
     through December 31, 2000.....        --             --             --
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Year Ended December 31,
     2002..........................        --             --             --
   2001............................        --             --             --
   2000............................        --          (1.87)            --
   1999............................        --          (0.30)            --
   1998............................        --          (0.26)            --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................     (0.27)            --             --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................        --             --             --
   For the Year Ended December 31,
     2001
   Class IA........................        --          (2.04)            --
   For the Year Ended December 31,
     2000
   Class IA........................        --          (0.96)            --
   For the Year Ended December 31,
     1999
   Class IA........................        --          (0.01)            --
   For the Year Ended December 31,
     1998
   Class IA........................        --          (0.17)            --
   For the Year Ended December 31,
     1997
   Class IA........................        --          (0.70)            --
HARTFORD SMALLCAP VALUE HLS FUND
   For the Year Ended December 31,
     2002..........................        --          (1.36)            --
   2001............................        --             --             --
   2000............................        --          (1.00)            --
   1999............................        --          (0.36)            --
   From inception, May 1, 1998
     through December 31, 1998.....        --          (0.06)            --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................        --(F)          --(F)          --(F)
   Class IB........................        --(F)          --(F)          --(F)
   For the Year Ended December 31,
     2001
   Class IA........................        --(F)       (0.17)(F)         --(F)
   Class IB........................        --(F)       (0.17)(F)         --(F)
   For the Year Ended December 31,
     2000
   Class IA........................        --(F)       (0.11)(F)         --(F)
   Class IB........................        --(F)       (0.11)(F)         --(F)
   For the Year Ended December 31,
     1999
   Class IA........................        --(F)       (0.14)(F)         --(F)
   Class IB........................        --(F)       (0.14)(F)         --(F)
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................        --(F)       (0.32)(F)         --(F)
   Class IB........................        --(F)       (0.32)(F)         --(F)

---------------
(A) Annualized.
(B) Not annualized.
(C) Management fees were waived until assets(excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(D) Information presented relates to a share of capital stock outstanding for the indicated period.
(E) Advisers has voluntarily undertaken to limit annual expenses for Blue Chip Stock II(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and(.28%), respectively.
(F) Per shares amounts for some Funds have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See
    Note 11(a)).
(G) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------

                                                                                    RATIO OF
                    NET INCREASE                                NET ASSETS          EXPENSES
                    (DECREASE) IN    NET ASSET                   AT END OF         TO AVERAGE
        TOTAL        NET ASSETS     VALUE AT END   TOTAL          PERIOD           NET ASSETS
    DISTRIBUTIONS       VALUE        OF PERIOD     RETURN     (000'S OMITTED)     AFTER WAIVERS
    -------------   -------------   ------------   ------     ---------------     -------------
       $   --          $(1.84)         $ 5.23      (26.05)%      $ 16,293             1.06%
           --           (2.05)           7.07      (22.49)         21,286             1.10
           --           (1.24)           9.12      (11.95)(B)      15,186             1.38(A)(E)
           --           (4.10)          12.70      (24.40)        155,333             0.92
           --           (2.83)          16.80      (14.41)        239,597             0.92
        (1.87)          (2.30)          19.63      (2.47)         293,654             0.92
        (0.32)           3.35           21.93      19.88          284,229             0.92
        (0.32)           3.82           18.58      28.07          182,921             0.94
        (0.36)          (3.97)          10.86      (24.95)         88,793             0.73
           --           (2.67)          10.84      (19.74)(B)       3,160             0.91(A)
        (2.15)          (2.55)          14.83      (2.55)         130,567             0.73
        (1.09)           1.73           17.38      18.49          111,590             0.76
        (0.01)           1.27           15.65       8.96           94,583             0.78
        (0.33)           0.96           14.38       9.64           87,604             0.76
        (0.83)           2.04           13.42      25.24           55,058             0.83
        (1.46)          (3.32)          10.88      (15.17)         85,029             0.92
           --            2.46           14.20      21.01          108,672             0.96
        (1.17)           1.54           11.74      27.00           58,027             1.03
        (0.47)           0.92           10.20      15.34           39,171             1.04
        (0.13)          (0.68)           9.28      (5.48)(B)       16,503             1.24(A)
        (0.11)(F)       (2.93)(F)       11.50(F)   (19.51)        544,901             0.81
        (0.09)(F)       (2.93)(F)       11.47(F)   (19.70)         55,421             1.03
        (0.25)(F)       (3.16)(F)       14.43(F)   (16.58)        484,661             0.81
        (0.23)(F)       (3.17)(F)       14.40(F)   (16.73)         49,356             0.99
        (0.20)(F)       (1.54)(F)       17.59(F)   (7.06)         572,517             0.81
        (0.19)(F)       (1.55)(F)       17.57(F)   (7.22)          25,869             0.99
        (0.17)(F)        6.28(F)        19.13(F)   50.37          179,675             0.86
        (0.14)(F)        6.27(F)        19.12(F)   50.11               69             1.04
        (0.34)(F)        2.85(F)        12.85(F)   31.88(B)         5,761             0.89(A)
        (0.33)(F)        2.85(F)        12.85(F)   31.82(B)            39             0.98(A)

          -- RATIOS AND SUPPLEMENTAL DATA --
---  --------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME          PORTFOLIO
       NET ASSETS     TO AVERAGE        TURNOVER
     BEFORE WAIVERS   NET ASSETS         RATE(G)
     --------------   ----------        ---------
          1.06%          0.07%              37%
          1.10         (0.03)               19
          1.50(A)(E)  (0.16)(A)(E)          18
          0.92           0.04               37
          0.92         (0.01)               47
          0.92         (0.09)               52
          0.92           0.10               40
          0.94           0.41               34
          0.73           0.60               67
          0.91(A)        1.06(A)            67
          0.73           0.68              147
          0.76           0.87              171
          0.78           0.85              211
          0.76           1.26              332
          0.83           1.41              121
          0.92           0.60               44
          0.96           1.19               49
          1.03           1.71               90
          1.04           1.57               68
          1.24(A)        1.56(A)            57
          0.81           1.06              324
          1.06           0.84              324
          0.81           0.71              363
          1.06           0.53              363
          0.81           0.63              367
          1.06           0.45              367
          0.91           0.54(C)           207
          1.16           0.36(C)           207
          1.46(A)        0.63(A)(C)         48
          1.55(A)        0.59(A)(C)         48

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(D) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Year Ended December 31,
     2002..........................  $10.43       $ 0.17        $(1.18)       $(1.01)      $(0.09)
   2001............................   15.07         0.11         (3.62)        (3.51)          --
   2000............................   17.94         0.06         (1.78)        (1.72)       (0.47)
   1999............................   14.48         0.18          3.30          3.48        (0.01)
   1998............................   13.36         0.15          2.03          2.18        (0.26)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................   11.72(H)      0.05(H)      (2.97)(H)     (2.92)(H)       --(H)
   Class IB........................   11.67(H)      0.04(H)      (2.96)(H)     (2.92)(H)       --(H)
   For the Year Ended December 31,
     2001
   Class IA........................   13.26(H)      0.06(H)      (1.10)(H)     (1.04)(H)       --(H)
   Class IB........................   13.23(H)      0.05(H)      (1.11)(H)     (1.06)(H)       --(H)
   For the Year Ended December 31,
     2000
   Class IA........................   14.32(H)      0.05(H)      (0.85)(H)     (0.80)(H)    (0.05)(H)
   Class IB........................   14.30(H)     (0.08)(H)     (0.74)(H)     (0.82)(H)    (0.04)(H)
   For the Year Ended December 31,
     1999
   Class IA........................   11.86(H)      0.04(H)       2.55(H)       2.59(H)     (0.04)(H)
   Class IB........................   11.85(H)      0.06(H)       2.50(H)       2.56(H)     (0.02)(H)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................   10.00(H)      0.05(H)       1.85(H)       1.90(H)     (0.04)(H)
   Class IB........................   10.00(H)      0.09(H)       1.79(H)       1.88(H)     (0.03)(H)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................   31.81(H)      0.32(H)      (8.29)(H)     (7.97)(H)    (0.28)(H)
   Class IB........................   31.75(H)      0.28(H)      (8.30)(H)     (8.02)(H)    (0.24)(H)
   For the Year Ended December 31,
     2001
   Class IA........................   37.25(H)      0.31(H)      (4.87)(H)     (4.56)(H)    (0.29)(H)
   Class IB........................   37.20(H)      0.30(H)      (4.91)(H)     (4.61)(H)    (0.25)(H)
   For the Year Ended December 31,
     2000
   Class IA........................   41.89(H)      0.30(H)      (4.24)(H)     (3.94)(H)    (0.31)(H)
   Class IB........................   41.89(H)      0.37(H)      (4.39)(H)     (4.02)(H)    (0.28)(H)
   For the Year Ended December 31,
     1999
   Class IA........................   35.70(H)      0.34(H)       6.85(H)       7.19(H)     (0.40)(H)
   Class IB........................   39.22(H)      0.04(H)       2.98(H)       3.02(H)     (0.32)(H)
   For the Year Ended December 31
   1998............................   28.78(H)      0.32(H)       7.59(H)       7.91(H)     (0.27)(H)
HARTFORD AMERICAN LEADERS HLS FUND
   For the Year Ended December 31,
     2002..........................   10.35         0.10         (2.15)        (2.05)       (0.16)
   For the Year Ended December 31,
     2001..........................   10.80         0.06         (0.44)        (0.38)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.35         0.04          0.47          0.51        (0.05)
HARTFORD GLOBAL EQUITY HLS FUND
   For the Year Ended December 31,
     2002..........................    8.60         0.03         (1.04)        (1.01)       (0.03)
   For the Year Ended December 31,
     2001..........................    9.58         0.01         (0.94)        (0.93)       (0.01)
   From inception, May 1, 2000
     through December 31, 2000.....   10.28         0.01         (0.68)        (0.67)       (0.03)

                                               -- SELECTED PER-SHARE DATA(D) --
                                     ------------------------------------------

                                     DIVIDENDS
                                     IN EXCESS    DISTRIBUTIONS
                                       OF NET         FROM        DISTRIBUTIONS
                                     INVESTMENT   NET REALIZED        FROM
                                       INCOME      INVESTMENTS       CAPITAL
                                     ----------   -------------   -------------
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Year Ended December 31,
     2002..........................    $  --         $    --         $   --
   2001............................       --           (1.13)            --
   2000............................       --           (0.68)            --
   1999............................       --           (0.01)            --
   1998............................       --           (0.80)            --
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................       --(H)           --(H)          --(H)
   Class IB........................       --(H)           --(H)          --(H)
   For the Year Ended December 31,
     2001
   Class IA........................       --(H)        (0.50)(H)         --(H)
   Class IB........................       --(H)        (0.50)(H)         --(H)
   For the Year Ended December 31,
     2000
   Class IA........................       --(H)        (0.21)(H)         --(H)
   Class IB........................       --(H)        (0.21)(H)         --(H)
   For the Year Ended December 31,
     1999
   Class IA........................       --(H)        (0.09)(H)         --(H)
   Class IB........................       --(H)        (0.09)(H)         --(H)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................       --(H)           --(H)          --(H)
   Class IB........................       --(H)           --(H)          --(H)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................       --(H)        (0.10)(H)         --(H)
   Class IB........................       --(H)        (0.10)(H)         --(H)
   For the Year Ended December 31,
     2001
   Class IA........................       --(H)        (0.59)(H)         --(H)
   Class IB........................       --(H)        (0.59)(H)         --(H)
   For the Year Ended December 31,
     2000
   Class IA........................       --(H)        (0.39)(H)         --(H)
   Class IB........................       --(H)        (0.39)(H)         --(H)
   For the Year Ended December 31,
     1999
   Class IA........................       --(H)        (0.60)(H)         --(H)
   Class IB........................       --(H)        (0.03)(H)         --(H)
   For the Year Ended December 31
   1998............................       --(H)        (0.72)(H)         --(H)
HARTFORD AMERICAN LEADERS HLS FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   For the Year Ended December 31,
     2001..........................       --           (0.07)            --
   From inception, May 1, 2000
     through December 31, 2000.....       --           (0.01)            --
HARTFORD GLOBAL EQUITY HLS FUND
   For the Year Ended December 31,
     2002..........................       --              --             --
   For the Year Ended December 31,
     2001..........................       --              --          (0.04)
   From inception, May 1, 2000
     through December 31, 2000.....       --              --             --

---------------
(A)  Annualized.
(B)  Not annualized.
(C) Management fees were waived until assets(excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(D) Information presented relates to a share of capital stock outstanding for the indicated period.
(E) Advisers has voluntarily undertaken to limit annual expenses for Blue Chip Stock II(exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and(.28%), respectively.
(F) Advisers has voluntarily undertaken to limit annual expenses for American Leader Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and .55%, respectively.
(G) Advisers has voluntarily undertaken to limit annual expenses for Global Equity Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.35% of the average net assets until the portfolio reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.86% and (.10%), respectively.
(H) Per share amounts for some Funds have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See
    Note 11(a)).
(I) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------

                                                                                RATIO OF
                    NET INCREASE                              NET ASSETS        EXPENSES
                    (DECREASE) IN    NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS     VALUE AT END   TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE        OF PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   ------------   ------   ---------------   -------------
       $(0.09)          (1.10)         $ 9.33      (9.74)%   $     81,352         0.97%
        (1.13)          (4.64)          10.43      (24.17)        105,313         0.94
        (1.15)          (2.87)          15.07      (9.79)         149,229         0.93
        (0.02)           3.46           17.94      23.99          143,969         0.94
        (1.06)           1.12           14.48      16.47          103,056         0.94
           --(H)        (2.92)(H)        8.80(H)   (24.65)     460,807.00         0.79
           --(H)        (2.92)(H)        8.75(H)   (24.85)      58,930.00         1.02
        (0.50)(H)       (1.54)(H)       11.72(H)   (8.02)         416,013         0.79
        (0.50)(H)       (1.56)(H)       11.67(H)   (8.18)          46,599         0.97
        (0.26)(H)       (1.06)(H)       13.26(H)   (5.64)         379,905         0.79
        (0.25)(H)       (1.07)(H)       13.23(H)   (5.81)          14,898         0.97
        (0.13)(H)        2.46(H)        14.32(H)   21.82          201,857         0.82
        (0.11)(H)        2.45(H)        14.30(H)   21.61               14         1.00
        (0.04)(H)        1.86(H)        11.86(H)   19.05(B)        25,312         0.28(A)
        (0.03)(H)        1.85(H)        11.85(H)   18.82(B)            11         0.44(A)
        (0.38)(H)       (8.35)(H)       31.63(H)   (22.45)      1,553,260         0.44
        (0.34)(H)       (8.36)(H)       23.39(H)   (22.63)         68,832         0.67
        (0.88)(H)       (5.44)(H)       31.81(H)   (12.31)      1,976,361         0.43
        (0.84)(H)       (5.45)(H)       31.75(H)   (12.47)         46,056         0.61
        (0.70)(H)       (4.64)(H)       37.25(H)   (9.50)       2,387,000         0.43
        (0.67)(H)       (4.69)(H)       37.20(H)   (9.66)          16,272         0.61
        (1.00)(H)        6.19(H)        41.89(H)   20.49        2,581,436         0.43
        (0.35)(H)        2.67(H)        41.89(H)    7.73(B)            11         0.61(A)
        (0.99)(H)        6.92(H)        35.70(H)   28.06        1,846,117         0.40
        (0.16)          (2.21)           8.14      (19.91)         14,656         0.99
        (0.07)          (0.45)          10.35      (3.48)          17,529         1.05
        (0.06)           0.45           10.80       4.85(B)         7,836         1.25(A)(F)
        (0.03)          (1.04)           7.56      (11.80)         11,376         1.30
        (0.05)          (0.98)           8.60      (9.60)          12,461         1.39
        (0.03)          (0.70)           9.58      (6.55)(B)         9,833        1.43(A)(G)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(I)
     --------------   ----------   ---------
          0.97%          1.53%        53%
          0.94           0.89         58
          0.93           0.85         44
          0.94           1.26         29
          0.94           1.20         44
          0.79           0.65         92
          1.04           0.42         92
          0.79           0.54         85
          1.04           0.36         85
          0.79           0.41         73
          1.04           0.23         73
          0.82           0.63         54
          1.07           0.45         54
          0.84(A)        1.42(A)(C)    30
          1.00(A)        1.34(A)(C)    30
          0.44           1.18         15
          0.69           0.95         15
          0.43           0.91          5
          0.68           0.73          5
          0.43           0.75          7
          0.68           0.57          7
          0.43           0.95          3
          0.68(A)        0.77(A)       3
          0.40           1.21          5
          0.99           1.16         39
          1.05           0.83         27
          1.50(A)(F)     0.80(A)(F)    27
          1.30           0.31         58
          1.39           0.13         63
          1.86(A)(G)     0.33(A)(G)    53

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                            -- SELECTED PER-SHARE DATA(D) --
                                 -------------------------------------------------------------------------------------------
                                                                  NET REALIZED
                                                                      AND
                                 NET ASSET       NET               UNREALIZED             TOTAL             DIVIDENDS
                                 VALUE AT     INVESTMENT              GAIN                 FROM              FROM NET
                                 BEGINNING      INCOME             (LOSS) ON            INVESTMENT          INVESTMENT
                                 OF PERIOD      (LOSS)            INVESTMENTS           OPERATIONS            INCOME
                                 ---------    ----------          ------------          ----------          ----------
HARTFORD INTERNATIONAL STOCK II
 HLS FUND
   For the Year Ended December
     31, 2002..................   $ 8.75        $ 0.09               $(1.63)              $(1.54)             $(0.03)
   2001........................    11.15          0.04                (2.44)               (2.40)                 --
   2000(H).....................    13.17         (0.14)               (0.89)               (1.03)              (0.02)
   1999........................    14.32          0.22                (0.34)               (0.12)              (0.24)
   1998........................    13.29          0.28                 1.81                 2.09               (0.31)
HARTFORD ADVISERS HLS FUND
   For the Year Ended December
     31, 2002
   Class IA....................    23.44(G)       0.51(G)             (4.10)(G)            (3.59)(G)           (0.26)(G)
   Class IB....................    23.60(G)       0.46(G)             (4.10)(G)            (3.64)(G)           (0.24)(G)
   For the Year Ended December
     31, 2001
   Class IA....................    26.65(G)       0.64(G)             (1.85)(G)            (1.21)(G)           (0.73)(G)
   Class IB....................    26.63(G)       0.50(G)             (1.77)(G)            (1.27)(G)           (0.49)(G)
   For the Year Ended December
     31, 2000
   Class IA....................    29.65(G)       0.68(G)             (0.88)(G)            (0.20)(G)           (0.23)(G)
   Class IB....................    29.66(G)       0.74(G)             (0.98)(G)            (0.24)(G)           (0.22)(G)
   For the Year Ended December
     31, 1999
   Class IA....................    29.85(G)       0.68(G)              2.21(G)              2.89(G)            (0.63)(G)
   Class IB....................    35.77(F)(G)     0.61(F)(G)          2.21(F)(G)           2.82(F)(G)         (0.64)(F)(G)
   For the Year Ended December
     31, 1998
   Class IA....................    25.27(G)       0.61(G)              5.46(G)              6.07(G)            (0.60)(G)
   From inception April 1, 1998
     through December 31, 1998
   Class IB....................    33.71(F)(G)     0.34(F)(G)          3.67(F)(G)           4.01(F)(G)         (1.95)(F)(G)
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December
     31, 2002
   Class IA....................     9.64(G)       0.63(G)             (1.73)(G)            (1.10)(G)           (0.05)(G)
   Class IB....................     9.61(G)       0.49(G)             (1.61)(G)            (1.12)(G)           (0.05)(G)
   For the Year Ended December
     31, 2001
   Class IA....................     9.39(G)       0.78(G)             (0.52)(G)             0.26(G)            (0.01)(G)
   Class IB....................     9.38(G)       0.84(G)             (0.60)(G)             0.24(G)            (0.01)(G)
   For the Year Ended December
     31, 2000
   Class IA....................    10.05(G)       0.78(G)             (0.68)(G)             0.10(G)            (0.76)(G)
   Class IB....................    10.05(G)       0.04(G)              0.04(G)              0.08(G)            (0.75)(G)
   For the Year Ended December
     31, 1999
   Class IA....................    10.17(G)       0.60(G)             (0.13)(G)             0.47(G)            (0.59)(G)
   Class IB....................    10.17(G)       0.85(G)             (0.39)(G)             0.46(G)            (0.58)(G)
   From inception, September
     21, 1998 through December
     31, 1998
   Class IA....................    10.00(G)       0.19(G)              0.17(G)              0.36(G)            (0.19)(G)
   Class IB....................    10.00(G)       0.22(G)              0.14(G)              0.36(G)            (0.19)(G)
HARTFORD MULTISECTOR BOND HLS
 FUND
   For the Year Ended December
     31, 2002..................    11.09          0.67                (0.26)                0.41               (0.65)
   2001........................    10.50          0.66                (0.07)                0.59                  --
   2000(E).....................    10.26          0.65                (0.21)                0.44               (0.20)
   1999........................    11.56          0.57                (1.44)               (0.87)              (0.35)
   1998........................    10.65          0.30                 1.13                 1.43               (0.19)

                                                          -- SELECTED PER-SHARE DATA(D) --
                                 ---------------------------------------------------------

                                 DIVIDENDS
                                 IN EXCESS            DISTRIBUTIONS
                                   OF NET                 FROM               DISTRIBUTIONS
                                 INVESTMENT           NET REALIZED               FROM
                                   INCOME              INVESTMENTS              CAPITAL
                                 ----------           -------------          -------------
HARTFORD INTERNATIONAL STOCK II
 HLS FUND
   For the Year Ended December
     31, 2002..................    $  --                 $    --                 $  --
   2001........................       --                      --                    --
   2000(H).....................       --                   (0.97)                   --
   1999........................       --                   (0.79)                   --
   1998........................       --                   (0.75)                   --
HARTFORD ADVISERS HLS FUND
   For the Year Ended December
     31, 2002
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
   For the Year Ended December
     31, 2001
   Class IA....................       --(G)                (1.27)(G)                --(G)
   Class IB....................       --(G)                (1.27)(G)                --(G)
   For the Year Ended December
     31, 2000
   Class IA....................       --(G)                (2.57)(G)                --(G)
   Class IB....................       --(G)                (2.57)(G)                --(G)
   For the Year Ended December
     31, 1999
   Class IA....................       --(G)                (2.46)(G)                --(G)
   Class IB....................       --(F)(G)             (8.29)(F)(G)             --(F)(G)
   For the Year Ended December
     31, 1998
   Class IA....................       --(G)                (0.89)(G)                --(G)
   From inception April 1, 1998
     through December 31, 1998
   Class IB....................       --(F)(G)                --(F)(G)              --(F)(G)
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December
     31, 2002
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
   For the Year Ended December
     31, 2001
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
   For the Year Ended December
     31, 2000
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
   For the Year Ended December
     31, 1999
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
   From inception, September
     21, 1998 through December
     31, 1998
   Class IA....................       --(G)                   --(G)                 --(G)
   Class IB....................       --(G)                   --(G)                 --(G)
HARTFORD MULTISECTOR BOND HLS
 FUND
   For the Year Ended December
     31, 2002..................       --                      --                    --
   2001........................       --                      --                    --
   2000(E).....................       --                      --                    --
   1999........................       --                   (0.08)                   --
   1998........................       --                   (0.33)                   --

---------------
(A) Annualized.
(B)  Not annualized.
(C) Management fees were waived until assets(excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(D) Information presented relates to a share of capital stock outstanding for the indicated period.
(E) On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------

                                                                                      RATIO OF
                    NET INCREASE                                    NET ASSETS        EXPENSES
                    (DECREASE) IN      NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT END     TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE          OF PERIOD       RETURN     (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------     ------------     ------     ---------------   -------------
       $(0.03)         $(1.57)           $ 7.18        (17.72)%     $   23,532          1.08%
           --           (2.40)             8.75        (21.47)          33,520          1.04
        (0.99)          (2.02)            11.15        (8.17)           46,235          1.06
        (1.03)          (1.15)            13.17        (0.87)           66,067          1.02
        (1.06)           1.03             14.32        15.96            69,086          1.01
        (0.26)(G)       (3.85)(G)         19.59(G)     (13.79)       9,249,397          0.67
        (0.24)(G)       (3.88)(G)         19.72(G)     (13.99)         672,078          0.90
        (2.00)(G)       (3.21)(G)         23.44(G)     (4.64)       11,836,564          0.66
        (1.76)(G)       (3.03)(G)         23.60(G)     (4.81)          521,205          0.84
        (2.80)(G)       (3.00)(G)         26.65(G)     (0.75)       13,430,507          0.66
        (2.79)(G)       (3.03)(G)         26.63(G)     (0.92)          252,247          0.84
        (3.09)(G)       (0.20)(G)         29.65(G)     10.59        14,082,895          0.65
        (8.93)(F)(G)     (6.11)(F)(G)     29.66(F)(G)  10.39           137,318          0.83
        (1.49)(G)        4.58(G)          29.85(G)     24.66        11,805,411          0.63
        (1.95)(F)(G)      2.06(F)(G)      35.77(F)(G)  11.96(B)         34,714          0.83(A)
        (0.05)(G)       (1.15)(G)          8.49(G)     (6.89)          200,017          0.82
        (0.05)(G)       (1.17)(G)          8.44(G)     (7.14)           57,084          1.05
        (0.01)(G)        0.25(G)           9.64(G)      2.69           127,044          0.81
        (0.01)(G)        0.23(G)           9.61(G)      2.54            25,901          0.99
        (0.76)(G)       (0.66)(G)          9.39(G)      1.03            66,104          0.81
        (0.75)(G)       (0.67)(G)          9.38(G)      0.85             2,497          0.99
        (0.59)(G)       (0.12)(G)         10.05(G)      4.70            52,731          0.72
        (0.58)(G)       (0.12)(G)         10.05(G)      4.49               102          0.90
        (0.19)(G)        0.17(G)          10.17(G)      3.59(B)         14,482          0.35(A)
        (0.19)(G)        0.17(G)          10.17(G)      3.53(B)            102          0.53(A)
        (0.65)          (0.24)            10.85         3.94            28,254          0.83
           --            0.59             11.09         5.58            30,648          0.86
        (0.20)           0.24             10.50         4.27            23,300          0.94
        (0.43)          (1.30)            10.26        (7.53)           24,926          0.90
        (0.52)           0.91             11.56        13.49            24,659          0.88

        -- RATIOS AND SUPPLEMENTAL DATA --
---  -----------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME       PORTFOLIO
       NET ASSETS     TO AVERAGE     TURNOVER
     BEFORE WAIVERS   NET ASSETS      RATE(I)
     --------------   ----------     ---------
           1.08%          1.00%           25%
           1.04           0.43            25
           1.06           1.72           130
           1.02           2.26            59
           1.01           2.13            69
           0.67           2.29            47
           0.92           2.07            47
           0.66           2.51            34
           0.91           2.33            34
           0.66           2.47            40
           0.91           2.29            40
           0.66           2.46            38
           0.91           2.28            38
           0.63           2.40            37
           0.83(A)        2.22(A)         37
           0.82           9.33            60
           1.07           9.10            60
           0.81           9.70            63
           1.06           9.52            63
           0.81           9.15            69
           1.06           8.97            69
           0.84           8.36(C)         47
           1.09           8.18(C)         47
           0.92(A)        8.04(A)(C)      15
           1.10(A)        7.77(A)(C)      15
           0.83           5.23           100
           0.86           6.54            73
           0.94           6.22           284
           0.90           3.83           194
           0.88           4.19           190

---------------
(F) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11(b)).
(G) Per share amounts for some Funds have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See
    Note 11(a)).
(H) Effective September 1, 2000, Global Asset Allocation Series change sub-adviser and fund investment objective. The Series' new name is International Stock Series II. The investment objective of the Series was to maximize total return, to be derived primarily from capital appreciation, dividends and interest; by following a flexible asset allocation strategy investing in global securities. The new investment objective is long-term growth of capital through investments primarily in the common stocks of well established, non-U.S. companies and diversified broadly among developed and emerging countries. The Series' sub-adviser changed from Morgan Stanley Asset Management Ltd., to T. Rowe Price International, Inc.
(I) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                          -- SELECTED PER-SHARE DATA(C) --
                                               ---------------------------------------------------------------------------
                                                                              NET REALIZED
                                                  NET                             AND
                                                 ASSET           NET           UNREALIZED         TOTAL         DIVIDENDS
                                               VALUE AT       INVESTMENT          GAIN             FROM          FROM NET
                                               BEGINNING        INCOME         (LOSS) ON        INVESTMENT      INVESTMENT
                                               OF PERIOD        (LOSS)        INVESTMENTS       OPERATIONS        INCOME
                                               ---------      ----------      ------------      ----------      ----------
HARTFORD BOND HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................   $11.46(E)       $ 0.56(E)        $(0.01)(E)       $ 0.55(E)       $(0.05)(E)
   Class IB..................................    11.43(E)         0.46(E)          0.07(E)          0.53(E)        (0.05)(E)
   For the Year Ended December 31, 2001
   Class IA..................................    11.08(E)         0.46(E)          0.48(E)          0.94(E)        (0.56)(E)
   Class IB..................................    11.07(E)         0.41(E)          0.50(E)          0.91(E)        (0.55)(E)
   For the Year Ended December 31, 2000
   Class IA..................................     9.94(E)         0.69(E)          0.50(E)          1.19(E)        (0.05)(E)
   Class IB..................................     9.95(E)         0.61(E)          0.56(E)          1.17(E)        (0.05)(E)
   For the Year Ended December 31, 1999
   Class IA..................................    10.81(E)         0.62(E)         (0.84)(E)        (0.22)(E)       (0.58)(E)
   Class IB..................................    10.83(D)(E)      0.61(D)(E)      (0.84)(D)(E)     (0.23)(D)(E)    (0.57)(D)(E)
   For the Year Ended December 31, 1998
   Class IA..................................    10.50(E)         0.53(E)          0.32(E)          0.85(E)        (0.54)(E)
   From inception April 1, 1998 through
    December 31, 1998
   Class IB..................................    10.75(D)(E)      0.23(D)(E)       0.40(D)(E)       0.63(D)(E)      0.55(D)(E)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................    10.79            0.22             0.89             1.11           (0.54)
   From inception April 30, 2002 through
    December 31, 2002
   Class IB..................................    10.51            0.15             0.68             0.83              --
   For the Year Ended December 31, 2001
   Class IA..................................    10.59            0.50             0.28             0.78           (0.58)
   For the Year Ended December 31, 2000
   Class IA..................................    10.13            0.70             0.46             1.16           (0.70)
   For the Year Ended December 31, 1999
   Class IA..................................    10.93            0.63            (0.84)           (0.21)          (0.59)
   For the Year Ended December 31, 1998
   Class IA..................................    10.68            0.60             0.34             0.94           (0.69)
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................     1.00            0.01               --             0.01           (0.01)
   Class IB..................................     1.00            0.01               --             0.01           (0.01)
   For the Year Ended December 31, 2001
   Class IA..................................     1.00            0.04               --             0.04           (0.04)
   Class IB..................................     1.00            0.04               --             0.04           (0.04)
   For the Year Ended December 31, 2000
   Class IA..................................     1.00            0.06               --             0.06           (0.06)
   Class IB..................................     1.00            0.06               --             0.06           (0.06)
   For the Year Ended December 31, 1999
   Class IA..................................     1.00            0.07               --             0.07           (0.07)
   Class IB..................................     1.00            0.07               --             0.07           (0.07)
   For the Year Ended December 31, 1998
   Class IA..................................     1.00            0.05               --             0.05           (0.05)
   From inception April 1, 1998 through
    December 31, 1998
   Class IB..................................     1.00            0.04               --             0.04           (0.04)

                                                               -- SELECTED PER-SHARE DATA(C) --
                                               ------------------------------------------------

                                               DIVIDENDS       DISTRIBUTIONS
                                               IN EXCESS           FROM
                                                 OF NET             NET           DISTRIBUTIONS
                                               INVESTMENT        REALIZED             FROM
                                                 INCOME         INVESTMENTS          CAPITAL
                                               ----------      -------------      -------------
HARTFORD BOND HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................    $   --           $ (0.01)(E)         $  --(E)
   Class IB..................................        --             (0.01)(E)            --(E)
   For the Year Ended December 31, 2001
   Class IA..................................        --(E)             --(E)             --(E)
   Class IB..................................        --(E)             --(E)             --(E)
   For the Year Ended December 31, 2000
   Class IA..................................        --(E)             --(E)             --(E)
   Class IB..................................        --(E)             --(E)             --(E)
   For the Year Ended December 31, 1999
   Class IA..................................        --(E)          (0.07)(E)            --(E)
   Class IB..................................          (D)(E)       (0.08)(D)(E)         --(D)(E)
   For the Year Ended December 31, 1998
   Class IA..................................        --(E)             --(E)             --(E)
   From inception April 1, 1998 through
    December 31, 1998
   Class IB..................................        --(D)(E)          --(D)(E)          --(D)(E)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................        --                --                --
   From inception April 30, 2002 through
    December 31, 2002
   Class IB..................................        --                --                --
   For the Year Ended December 31, 2001
   Class IA..................................        --                --                --
   For the Year Ended December 31, 2000
   Class IA..................................        --                --                --
   For the Year Ended December 31, 1999
   Class IA..................................        --                --                --
   For the Year Ended December 31, 1998
   Class IA..................................        --                --                --
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2002
   Class IA..................................        --                --                --
   Class IB..................................        --                --                --
   For the Year Ended December 31, 2001
   Class IA..................................        --                --                --
   Class IB..................................        --                --                --
   For the Year Ended December 31, 2000
   Class IA..................................        --                --                --
   Class IB..................................        --                --                --
   For the Year Ended December 31, 1999
   Class IA..................................        --                --                --
   Class IB..................................        --                --                --
   For the Year Ended December 31, 1998
   Class IA..................................        --                --                --
   From inception April 1, 1998 through
    December 31, 1998
   Class IB..................................        --                --                --

---------------
(A) Annualized.
(B) Not annualized.
(C) Information presented relates to a share of capital stock outstanding for the indicated period.
(D) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11(b)).
(E) Per shares amounts for some Funds have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See
    Note 11(a)).
(F) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------

                                                                                         RATIO OF
                    NET INCREASE                                       NET ASSETS        EXPENSES
                    (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT END        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE          OF PERIOD          RETURN     (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------     ------------        ------     ---------------   -------------
       $(0.06)(E)      $ 0.49(E)         $11.95(E)        10.08%       $2,145,266          0.51%
        (0.06)(E)        0.47(E)          11.90(E)         9.83           382,864          0.75
        (0.56)(E)        0.38(E)          11.46(E)         8.68         1,549,698          0.51
        (0.55)(E)        0.36(E)          11.43(E)         8.49           152,254          0.69
        (0.05)(E)        1.14(E)          11.08(E)        11.99         1,033,043          0.52
        (0.05)(E)        1.12(E)          11.07(E)        11.79            31,551          0.70
        (0.65)(E)       (0.87)(E)          9.94(E)        (2.02)          978,861          0.52
        (0.65)(D)(E)     (0.88)(D)(E)      9.95(D)(E)     (2.19)           15,818          0.70
        (0.54)(E)        0.31(E)          10.81(E)         8.15           902,480          0.50
        (0.55)(D)(E)      0.08(D)(E)      10.83(D)(E)      5.89(B)          5,285          0.69(A)
        (0.54)           0.57             11.36           10.73           590,626          0.49
           --            0.83             11.34            7.96(B)        100,867          0.74(A)
        (0.58)           0.20             10.79            7.50           174,333          0.51
        (0.70)           0.46             10.59           11.81           141,415          0.52
        (0.59)          (0.80)            10.13           (1.94)          138,658          0.52
        (0.69)           0.25             10.93            8.87           152,672          0.51
        (0.01)             --              1.00            1.47         2,319,456          0.49
        (0.01)             --              1.00            1.24           261,914          0.72
        (0.04)             --              1.00            3.87         1,867,520          0.48
        (0.04)             --              1.00            3.68           152,129          0.66
        (0.06)             --              1.00            6.10         1,242,275          0.48
        (0.06)             --              1.00            5.91            36,270          0.66
        (0.07)             --              1.00            4.89         1,257,436          0.47
        (0.07)             --              1.00            4.71             8,804          0.65
        (0.05)             --              1.00            5.25           872,486          0.45
        (0.04)             --              1.00            3.76(B)          2,179          0.64(A)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(F)
     --------------   ----------   ---------
          0.51%          5.58%         108%
          0.76           5.34          108
          0.51           5.87          185
          0.76           5.69          185
          0.52           6.54          169
          0.77           6.36          169
          0.52           6.09          111
          0.77           5.91          111
          0.50           5.86          122
          0.69(A)        5.54(A)       122
          0.49           3.47          283
          0.74(A)        5.13(A)       283
          0.51           5.55          155
          0.52           6.28          128
          0.52           5.64           97
          0.51           5.53          114
          0.49           1.43           --
          0.74           1.20           --
          0.48           3.58           --
          0.73           3.40           --
          0.48           5.91           --
          0.73           5.73           --
          0.47           4.81           --
          0.72           4.63           --
          0.45           5.12           --
          0.64(A)        4.81(A)        --

 REPORT OF ERNST & YOUNG LLP, OF INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund and Hartford Money Market HLS Fund (seven of the portfolios comprising Hartford Series Fund, Inc.) and the Hartford Small Cap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Investors Growth HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Small Cap Value HLS Fund, Hartford International Stock HLS Fund, Hartford American Leaders HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund, Hartford Multi-Sector Bond HLS Fund and Hartford U.S. Government Securities HLS Fund (sixteen of the portfolios comprising Hartford HLS Series Fund II, Inc., formerly known as Fortis Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial statements and financial highlights. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         [/s/ Ernst & Young LLP]

Boston, Massachusetts
February 5, 2003

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2002, the following Funds distributed long-term capital gains dividends as follows:

        Hartford Value Opportunities HLS Fund.......................  $ 2,051
        Hartford SmallCap Value HLS Fund............................    4,263
        Hartford Index HLS Fund.....................................   73,521
        Hartford Bond HLS Fund......................................    9,630

 HARTFORD HLS MUTUAL FUNDS

 BOARDS OF DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Funds' Statement of Additional Information (SAI) includes additional information about the Boards and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Boards, as well as, officers of the Funds.

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN           Director         Since     Ms. Coleman has served as President         75        None
(age 70)                                     1995(1),    of Saint Joseph College since 1991
c/o Hartford Mutual Funds                     2002(2)    and President of Cashel House, Ltd.
P.O. Box 2999                                            (retail) since 1985.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN           Director         Since     Dr. Gavin is an educational                 75        Dr. Gavin is a
(age 62)                                     2002(1),    consultant. Prior to September 1,                     Director of Systems
c/o Hartford Mutual Funds                     1986(2)    2001, he was President of Cranbrook                   & Computer
P.O. Box 2999                                            Education Community, and prior to                     Technology
Hartford, CT 06104-2999                                  July 1996, he was President of                        Corporation.
                                                         Macalester College, St. Paul,
                                                         Minnesota.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director         Since     Mr. Hill is Partner Emeritus and a          75        None
(age 57)                                     2001(1),    founding partner of TSG Capital
c/o Hartford Mutual Funds                     2002(2)    Group, a private equity investment
P.O. Box 2999                                            firm that serves as sponsor and lead
Hartford, CT 06104-2999                                  investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON           Director         Since     Mr. Peterson is a mutual fund               75        N/A
(age 58)                                     2002(1),    industry consultant. He was a partner
c/o Hartford Mutual Funds                     2000(2)    of KPMG LLP until July 1999.
P.O. Box 2999
Hartford, CT
06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.         Director         Since     Mr. Pryor has served as Managing            75        Mr. Pryor is a
(age 69)                                     1977(1),    Director of Pryor & Clark Company                     Director of Infodata
c/o Hartford Mutual Funds                     2002(2)    (real estate investment), Hartford,                   Systems, Inc.
P.O. Box 2999                                            Connecticut, since June, 1992.                        (software company),
Hartford, CT 06104-2999                                                                                        CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services) and
                                                                                                               Corcap, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER              Director         Since     Mr. Springer currently serves as            75        None
(age 71)                                     1978(1),    Chairman of Medspan, Inc. (health
c/o Hartford Mutual Funds                     2002(2)    maintenance organization) until March
P.O. Box 2999                                            2002.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

1 For Hartford Series Fund, Inc.

2 For Hartford HLS Series Fund II, Inc.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**             Director         Since     Mr. Marra is President and Chief            75        Mr. Marra is a
(age 44)                      and            2002(1,2)   Operating Officer of Hartford Life,                   member of the Board
c/o Hartford Mutual Funds     Chairman of                Inc. He is also a member of the Board                 of Directors of The
P.O. Box 2999                 the Board                  of Directors and a member of the                      Hartford Financial
Hartford, CT 06104-2999                                  Office of the Chairman for The                        Services Group, Inc.
                                                         Hartford Financial Services Group,
                                                         Inc., the parent company of Hartford
                                                         Life. Mr. Marra was named President
                                                         of Hartford Life in 2001 and COO in
                                                         2000, and served as Executive Vice
                                                         President and Director of Hartford
                                                         Life's Investment Products Division
                                                         from 1998 to 2000. He was head of
                                                         Hartford Life's Individual Life and
                                                         Annuities Division from 1994 to 1998
                                                         after being promoted to Senior Vice
                                                         President in 1994 and Executive Vice
                                                         President in 1996. Mr. Marra is also
                                                         a Managing Member and President of
                                                         Hartford Investment Financial
                                                         Services, LLC ("HIFSCO") and HL
                                                         Investment Advisors, LLC ("HL
                                                         Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**            Director         Since     Mr. Smith served as Vice Chairman of        75        None
(age 62)                                     1996(1),    Hartford Financial Services Group,
c/o Hartford Mutual Funds                     2002(2)    Inc. from February 1997 to January
P.O. Box 2999                                            2002, as President and Chief
Hartford, CT 06104-2999                                  Executive Officer of Hartford Life,
                                                         Inc. from February 1997 to January
                                                         2002, and as President and Chief
                                                         Operating Officer of The Hartford
                                                         Life Insurance Companies from January
                                                         1989 to January 2002.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**       President        Since     Mr. Znamierowski currently serves as        51        None
(age 41)                      and             1999(1)    President of Hartford Investment
c/o Hartford Mutual Funds     Director***                Management Company ("HIMCO") and
P.O. Box 2999                                            Senior Vice President, Chief
Hartford, CT 06104-2999                                  Investment Officer and Director of
                                                         Investment Strategy for Hartford
                                                         Life, Inc. Mr. Znamierowski is also a
                                                         Managing Member and Senior Vice
                                                         President of HIFSCO and HL Investment
                                                         Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          Vice             Since     Mr. Beltz currently serves as Vice         N/A        N/A
(age 53)                      President      2002(1),    President, Securities Operations of
500 Bielenberg Drive                          1993(2)    Hartford Administrative Services
Woodbury, MN 55125                                       Company ("HASCO"). He also has served
                                                         as Assistant Vice President of
                                                         Hartford Life Insurance Company since
                                                         December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR                 Vice             Since     Mr. Carr has served as Assistant           N/A        N/A
(age 48)                      President      1996(1),    General Counsel since 1999, Counsel
c/o Hartford Mutual Funds     and             2001(2)    since November 1996 and Associate
P.O. Box 2999                 Secretary                  Counsel since November 1995, of The
Hartford, CT 06104-2999                                  Hartford Financial Services Group,
                                                         Inc. Mr. Carr is also Counsel and
                                                         Assistant Secretary of HL Advisors
                                                         and HIFSCO and Assistant Secretary of
                                                         HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.       Vice             Since     Mr. Davison is a Managing Director         N/A        N/A
(age 45)                      President      2002(1,2)   and Director of Funds Management
c/o Hartford Mutual Funds                                Group of Hartford Investment
P.O. Box 2999                                            Management Company.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              Vice             Since     Ms. Fagely has been Vice President of      N/A        N/A
(age 44)                      President      2002(1),    HASCO since 1998. Prior to 1998, she
500 Bielenberg Drive                          1993(2)    was Second Vice President of HASCO.
Woodbury, MN 55125                                       She also has served as Assistant Vice
                                                         President of Hartford Life Insurance
                                                         Company since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                  Vice             Since     Mr. Ferris serves as Vice President        N/A        N/A
(age 47)                      President      2002(1,2)   and a director of sales and marketing
P.O. Box 2999                                            in the Investment Products Division
Hartford, CT 06104-2999                                  of Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY                 Vice             Since     Mr. Jay has served as Secretary and        N/A        N/A
(age 49)                      President,     1996(1),    Director, Life and Equity Accounting
c/o Hartford Mutual Funds     Controller      2001(2)    and Financial Control, of Hartford
P.O. Box 2999                 and                        Life Insurance Company since 1987.
Hartford, CT 06104-2999       Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                  Vice             Since     Mr. Johnson has served as Vice             N/A        N/A
(age 42)                      President      2002(1,2)   President and a director of sales and
P.O. Box 2999                                            marketing in the Investment Products
Hartford, CT 06104-2999                                  Division of Hartford Life Insurance
                                                         Company since 1999. Previously he was
                                                         with Guardian Insurance Company in
                                                         New York City.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE              Vice             Since     Mr. Joyce currently serves as Senior       N/A        N/A
(age 43)                      President      2000(1,2)   Vice President and director of
c/o Hartford Mutual Funds                                investment products management for
P.O. Box 2999                                            Hartford Life Insurance Company.
Hartford, CT 06104-2999                                  Previously he served as Vice
                                                         President (1997-1999) and Assistant
                                                         Vice President (1994-1997) of
                                                         Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             Vice             Since     Mr. Levenson serves as Senior Vice         N/A        N/A
(age 36)                      President      2000(1),    President of Hartford Life Insurance
c/o Hartford Mutual Funds                     2002(2)    Company and is responsible for the
P.O. Box 2999                                            Company's mutual funds line of
Hartford, CT 06104-2999                                  business. Mr. Levenson joined The
                                                         Hartford in 1995. Mr. Levenson is
                                                         also a senior vice president of
                                                         HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS               Vice             Since     Mr. Walters serves as Executive Vice       N/A        N/A
(age 40)                      President      2000(1),    President and Director of the
c/o Hartford Mutual Funds                     2001(2)    Investment Products Division of
P.O. Box 2999                                            Hartford Life Insurance Company.
Hartford, CT 06104-2999                                  Previously Mr. Walters was with First
                                                         Union Securities. Mr. Walters is also
                                                         a Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

  * Term of Office: Each director may serve until his or her successor is elected and qualifies.

  1 For Hartford Series Fund, Inc.

  2 For Hartford HLS Series Fund II, Inc.

 ** "Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

*** Director of Hartford Series Fund, Inc.

 HARTFORD HLS MUTUAL FUNDS

 SHAREHOLDER MEETING RESULTS (UNAUDITED)

The following proposals were addressed and approved at a special meeting of shareholders held on July 16, 2002.

1. Proposal to elect the individuals listed in the following two tables as directors.

   A.

                                                     WINIFRED E.    DR. ROBERT M.     DUANE E.       WILLIAM A.      PHILLIP O.
       FUND                                            COLEMAN          GAVIN           HILL           O'NEILL        PETERSON
       ----                                         -------------   -------------   -------------   -------------   -------------
       Hartford Index HLS Fund                For     699,476,842    700,421,767      700,024,556     698,417,806     700,834,475
                                         Withheld      31,360,785     30,415,860       30,813,071      32,419,821      30,003,152
       Hartford Advisers HLS Fund             For   5,273,413,334   5,278,551,818   5,278,161,555   5,267,615,753   5,280,554,600
                                         Withheld     172,354,129    167,215,646      167,605,908     178,151,711     165,212,864
       Hartford Bond HLS Fund                 For   1,523,595,322   1,526,289,821   1,526,733,427   1,521,864,499   1,527,149,644
                                         Withheld      64,669,175     61,974,675       61,531,069      66,399,998      61,114,852
       Hartford Money Market HLS Fund         For   1,919,859,527   1,925,919,664   1,923,538,505   1,921,233,261   1,924,161,061
                                         Withheld     113,222,920    107,162,783      109,543,942     111,849,185     108,921,386
       Hartford HLS Series Fund II,
         Inc.                                 For     134,325,222    134,735,215      134,661,764     134,029,971     134,716,718
                                         Withheld       5,204,177      4,794,184        4,867,635       5,499,428       4,812,682
       Hartford Series Fund, Inc.             For   2,214,580,239   2,215,283,454   2,216,529,874   2,208,371,170   2,216,502,388
                                         Withheld      80,682,350     79,979,136       78,732,715      86,891,419      78,760,201

                                                     MILLARD H.      LOWNDES A.        JOHN K.        DAVID M.
       FUND                                          PRYOR, JR.         SMITH         SPRINGER      ZNAMIEROWSKI
       ----                                         -------------   -------------   -------------   -------------
       Hartford Index HLS Fund                For     699,838,672    700,497,942      699,179,922     700,397,466
                                         Withheld      30,998,955     30,339,685       31,657,705      30,440,161
       Hartford Advisers HLS Fund             For   5,275,181,796   5,282,257,583   5,272,162,758   5,277,345,726
                                         Withheld     170,585,668    163,509,881      173,604,706     168,421,738
       Hartford Bond HLS Fund                 For   1,527,456,126   1,527,686,691   1,525,646,112   1,527,472,035
                                         Withheld      60,808,371     60,577,806       62,618,384      60,792,461
       Hartford Money Market HLS Fund         For   1,919,311,293   1,922,112,400   1,922,280,881   1,922,426,487
                                         Withheld     113,771,154    110,970,046      110,801,566     110,655,960
       Hartford HLS Series Fund II,
         Inc.                                 For     134,605,096    134,649,253      134,197,056     134,676,328
                                         Withheld       4,924,304      4,880,146        5,332,343       4,853,072
       Hartford Series Fund, Inc.             For   2,215,627,511   2,215,398,663   2,211,807,370   2,214,979,373
                                         Withheld      79,635,078     79,863,926       83,455,219      80,283,217

2. Proposals to Adopt, Eliminate or Revise Certain Fundamental Investment Policies.

   A. Proposal to revise the fundamental policy regarding the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                482,331,313    22,209,354    31,231,983
       Hartford Growth and Income HLS Fund                             542,166,022    19,585,955    40,888,955
       Hartford Index HLS Fund                                         651,400,539    36,342,583    43,094,504
       Hartford Advisers HLS Fund                                    4,936,390,893   198,871,917   310,504,654
       Hartford High Yield HLS Fund                                    208,605,022     7,959,722    14,338,216
       Hartford Bond HLS Fund                                        1,409,326,555    73,105,993   105,831,949
       Hartford Money Market HLS Fund                                1,753,766,636   133,764,648   145,551,162

   B. Proposal to revise the fundamental policy regarding the borrowing of money.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                479,443,442    24,620,229    31,708,979
       Hartford Growth and Income HLS Fund                             537,181,277    24,645,408    40,814,247
       Hartford Index HLS Fund                                         648,375,757    39,324,980    43,136,890
       Hartford Advisers HLS Fund                                    4,902,988,807   227,287,851   315,490,806
       Hartford High Yield HLS Fund                                    206,690,776     9,901,459    14,310,725
       Hartford Bond HLS Fund                                        1,405,159,782    78,783,684   104,321,031
       Hartford Money Market HLS Fund                                1,740,020,933   147,810,824   145,250,690

 HARTFORD HLS MUTUAL FUNDS

   C. Proposal to revise the fundamental policy regarding the borrowing of money and the issuing of senior securities.

       FUND                                                             FOR        AGAINST     ABSTAIN
       ----                                                             ---        -------     -------
       Hartford SmallCap Growth HLS Fund                             14,038,586     808,236   1,147,647
       Hartford Growth Opportunities HLS Fund                        27,959,027   1,669,310   2,387,585
       Hartford Capital Opportunities HLS Fund                        3,072,770     182,860     241,735
       Hartford LargeCap Growth HLS Fund                              7,222,334     265,318     784,278
       Hartford MidCap Stock HLS Fund                                 4,763,861     206,172     317,469
       Hartford Investors Growth HLS Fund                             2,461,160      72,739     259,441
       Hartford Blue Chip Stock II HLS Fund                           2,860,780      94,012     274,806
       Hartford Blue Chip Stock HLS Fund                             12,141,502     645,756   1,015,362
       Hartford Value Opportunities HLS Fund                          7,526,715     589,966     724,530
       Hartford SmallCap Value HLS Fund                               7,862,929     354,733     905,996
       Hartford International Stock HLS Fund                          8,506,315     491,452     869,082
       Hartford American Leaders HLS Fund                             1,590,630      54,178     131,629
       Hartford Global Equity HLS Fund                                1,538,987      27,736      34,383
       Hartford International Stock II HLS Fund                       3,237,203     273,343     225,299
       Hartford Multisector Bond HLS Fund                             2,637,837     126,337     194,604
       Hartford U.S. Government Securities HLS Fund                  13,601,287   1,497,892   1,633,591

   D. Proposal to revise the fundamental policy regarding investment concentrations within a particular industry.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                14,230,600       620,655     1,143,215
       Hartford Growth Opportunities HLS Fund                           28,451,705     1,255,779     2,308,438
       Hartford Capital Opportunities HLS Fund                           3,081,783       163,872       251,710
       Hartford LargeCap Growth HLS Fund                                 7,234,750       233,240       803,940
       Hartford MidCap Stock HLS Fund                                    4,756,390       199,649       331,463
       Hartford Investors Growth HLS Fund                                2,476,705        55,537       261,098
       Hartford Blue Chip Stock II HLS Fund                              2,892,330        61,914       275,354
       Hartford Blue Chip Stock HLS Fund                                12,256,231       491,695     1,054,695
       Hartford Value Opportunities HLS Fund                             7,708,240       398,849       734,122
       Hartford SmallCap Value HLS Fund                                  7,868,023       297,081       958,553
       Hartford Global Leaders HLS Fund                                487,684,942    17,451,500    30,636,208
       Hartford International Stock HLS Fund                             8,701,699       312,663       852,487
       Hartford Growth and Income HLS Fund                             545,452,215    17,821,935    39,366,782
       Hartford Index HLS Fund                                         656,525,441    29,869,872    44,442,314
       Hartford American Leaders HLS Fund                                1,597,713        46,765       131,959
       Hartford Global Equity HLS Fund                                   1,547,891        18,802        34,412
       Hartford International Stock II HLS Fund                          3,260,588       248,200       227,057
       Hartford Advisers HLS Fund                                    4,958,023,406   172,624,163   315,119,894
       Hartford High Yield HLS Fund                                    211,876,478     5,366,488    13,659,993
       Hartford Multisector Bond HLS Fund                                2,660,611       105,327       192,841
       Hartford Bond HLS Fund                                        1,424,237,592    64,231,494    99,795,411
       Hartford U.S. Government Securities HLS Fund                     13,838,728     1,214,226     1,679,816
       Hartford Money Market HLS Fund                                1,760,344,558   126,788,712   145,949,177

 HARTFORD HLS MUTUAL FUNDS

   E.Proposal concerning the fundamental policy regarding investments within certain industries. Not applicable for the funds presented in these financial statements.

   F.Proposal to revise the fundamental policy regarding the making of loans.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                13,967,793       867,999     1,158,677
       Hartford Growth Opportunities HLS Fund                           27,628,768     2,006,918     2,380,236
       Hartford Capital Opportunities HLS Fund                           3,023,241       221,358       252,766
       Hartford LargeCap Growth HLS Fund                                 7,087,197       374,160       810,573
       Hartford MidCap Stock HLS Fund                                    4,718,910       238,610       329,983
       Hartford Investors Growth HLS Fund                                2,407,733       137,375       248,233
       Hartford Blue Chip Stock II HLS Fund                              2,856,495        96,518       276,585
       Hartford Blue Chip Stock HLS Fund                                11,997,765       756,517     1,048,338
       Hartford Value Opportunities HLS Fund                             7,491,318       576,347       773,545
       Hartford SmallCap Value HLS Fund                                  7,770,236       435,663       917,758
       Hartford Global Leaders HLS Fund                                483,212,739    21,274,485    31,285,426
       Hartford International Stock HLS Fund                             8,471,570       535,504       859,775
       Hartford Growth and Income HLS Fund                             540,211,466    22,739,751    39,689,715
       Hartford Index HLS Fund                                         651,656,897    35,273,082    43,907,648
       Hartford American Leaders HLS Fund                                1,580,032        69,870       126,535
       Hartford Global Equity HLS Fund                                   1,527,046        39,647        34,412
       Hartford International Stock II HLS Fund                          3,238,309       271,392       226,144
       Hartford Advisers HLS Fund                                    4,925,106,640   207,038,688   313,622,136
       Hartford High Yield HLS Fund                                    208,167,914     8,851,715    13,883,331
       Hartford Multisector Bond HLS Fund                                2,612,320       147,548       198,911
       Hartford Bond HLS Fund                                        1,415,689,582    72,462,513   100,112,402
       Hartford U.S. Government Securities HLS Fund                     13,456,264     1,579,794     1,696,713
       Hartford Money Market HLS Fund                                1,741,122,110   146,176,498   145,783,839

   G.Proposal to revise the fundamental policy regarding the underwriting of securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                484,615,559    20,976,336    30,180,754
       Hartford Growth and Income HLS Fund                             543,988,261    18,576,967    40,075,704
       Hartford Index HLS Fund                                         654,421,016    32,358,917    44,057,694
       Hartford Advisers HLS Fund                                    4,947,273,501   176,766,718   321,727,245
       Hartford High Yield HLS Fund                                    209,847,975     7,269,440    13,785,544
       Hartford Bond HLS Fund                                        1,422,591,498    65,626,791   100,046,207
       Hartford Money Market HLS Fund                                1,755,444,875   135,132,148   142,505,424

 HARTFORD HLS MUTUAL FUNDS

   H.Proposal to revise the fundamental policy regarding investments in real estate and interests therein.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                14,243,392       606,563     1,144,515
       Hartford Growth Opportunities HLS Fund                           28,401,821     1,260,539     2,353,561
       Hartford Capital Opportunities HLS Fund                           3,094,319       150,877       252,169
       Hartford LargeCap Growth HLS Fund                                 7,257,756       225,376       788,798
       Hartford MidCap Stock HLS Fund                                    4,742,392       203,486       341,624
       Hartford Investors Growth HLS Fund                                2,491,687        55,115       246,538
       Hartford Blue Chip Stock II HLS Fund                              2,855,524        98,015       276,059
       Hartford Blue Chip Stock HLS Fund                                12,226,298       527,508     1,048,815
       Hartford Value Opportunities HLS Fund                             7,705,561       421,432       714,218
       Hartford SmallCap Value HLS Fund                                  7,906,374       298,237       919,046
       Hartford Global Leaders HLS Fund                                486,829,406    18,306,976    30,636,268
       Hartford International Stock HLS Fund                             8,700,280       313,741       852,828
       Hartford Growth and Income HLS Fund                             543,989,058    19,064,139    39,587,736
       Hartford Index HLS Fund                                         655,365,428    32,199,054    43,273,145
       Hartford American Leaders HLS Fund                                1,581,488        60,047       134,902
       Hartford Global Equity HLS Fund                                   1,525,703        18,783        56,619
       Hartford International Stock II HLS Fund                          3,248,684       266,272       220,889
       Hartford Advisers HLS Fund                                    4,956,039,892   176,929,632   312,797,939
       Hartford High Yield HLS Fund                                    212,109,698     4,866,677    13,926,585
       Hartford Multisector Bond HLS Fund                                2,674,017        93,326       191,436
       Hartford Bond HLS Fund                                        1,423,980,882    61,833,389   102,450,226
       Hartford U.S. Government Securities HLS Fund                     13,750,988     1,347,427     1,634,355
       Hartford Money Market HLS Fund                                1,759,088,936   130,803,139   143,190,372

   I.Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                14,024,869       798,815     1,170,785
       Hartford Growth Opportunities HLS Fund                           28,089,881     1,592,084     2,333,957
       Hartford Capital Opportunities HLS Fund                           3,018,617       218,589       260,159
       Hartford LargeCap Growth HLS Fund                                 7,102,890       342,317       826,723
       Hartford MidCap Stock HLS Fund                                    4,771,968       194,589       320,945
       Hartford Investors Growth HLS Fund                                2,430,554       119,521       243,265
       Hartford Blue Chip Stock II HLS Fund                              2,882,362        60,792       286,444
       Hartford Blue Chip Stock HLS Fund                                11,958,355       673,999     1,170,266
       Hartford Value Opportunities HLS Fund                             7,585,156       520,854       735,200
       Hartford SmallCap Value HLS Fund                                  7,793,417       364,088       966,152
       Hartford Global Leaders HLS Fund                                480,723,026    25,086,456    29,963,168
       Hartford International Stock HLS Fund                             8,577,058       416,224       873,566
       Hartford Growth and Income HLS Fund                             538,277,302    24,308,925    40,054,705
       Hartford Index HLS Fund                                         646,838,262    38,445,986    45,553,379
       Hartford American Leaders HLS Fund                                1,576,442        73,559       126,436
       Hartford Global Equity HLS Fund                                   1,535,164        26,159        39,782
       Hartford International Stock II HLS Fund                          3,250,718       255,376       229,751
       Hartford Advisers HLS Fund                                    4,916,823,584   214,025,903   314,917,976
       Hartford High Yield HLS Fund                                    207,741,838     8,769,401    14,391,721
       Hartford Multisector Bond HLS Fund                                2,645,611       122,578       190,590
       Hartford Bond HLS Fund                                        1,407,096,821    80,909,708   100,257,968
       Hartford U.S. Government Securities HLS Fund                     13,594,940     1,466,172     1,671,658
       Hartford Money Market HLS Fund                                1,732,349,081   155,622,876   145,110,490

 HARTFORD HLS MUTUAL FUNDS

   J.Proposal to eliminate the fundamental policy regarding the diversification of investments.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                13,991,166       821,091     1,182,213
       Hartford Growth Opportunities HLS Fund                           27,807,330     1,756,341     2,452,251
       Hartford Capital Opportunities HLS Fund                           3,032,467       278,290       186,608
       Hartford LargeCap Growth HLS Fund                                 7,165,106       338,048       768,776
       Hartford MidCap Stock HLS Fund                                    4,739,692       221,097       326,713
       Hartford Investors Growth HLS Fund                                2,392,231       153,472       247,637
       Hartford Blue Chip Stock II HLS Fund                              2,828,082        99,975       301,542
       Hartford Blue Chip Stock HLS Fund                                12,069,339       680,269     1,053,013
       Hartford Value Opportunities HLS Fund                             7,524,328       585,327       731,555
       Hartford SmallCap Value HLS Fund                                  7,824,125       382,592       916,939
       Hartford Global Leaders HLS Fund                                478,125,109    26,692,090    30,955,451
       Hartford International Stock HLS Fund                             8,604,252       418,551       844,046
       Hartford Growth and Income HLS Fund                             537,212,807    23,801,749    41,626,377
       Hartford Index HLS Fund                                         646,573,808    40,074,901    44,188,918
       Hartford American Leaders HLS Fund                                1,582,044        63,885       130,508
       Hartford Global Equity HLS Fund                                   1,482,537        37,710        80,858
       Hartford International Stock II HLS Fund                          3,228,224       266,083       241,537
       Hartford Advisers HLS Fund                                    4,887,855,155   237,883,717   320,028,592
       Hartford High Yield HLS Fund                                    207,327,064     9,655,402    13,920,493
       Hartford Multisector Bond HLS Fund                                2,603,633       160,537       194,609
       Hartford Bond HLS Fund                                        1,398,189,511    86,333,520   103,741,466
       Hartford U.S. Government Securities HLS Fund                     13,479,122     1,537,109     1,716,539
       Hartford Money Market HLS Fund                                1,728,370,441   161,131,100   143,580,906

3.Proposal to convert the investment objectives of certain funds from fundamental to non-fundamental.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                478,926,688    26,537,784    30,308,178
       Hartford Growth and Income HLS Fund                             536,897,249    24,516,402    41,227,281
       Hartford Index HLS Fund                                         644,849,591    38,913,839    47,074,197
       Hartford Advisers HLS Fund                                    4,841,453,040   261,501,206   342,813,218
       Hartford High Yield HLS Fund                                    206,907,217     9,546,476    14,449,267
       Hartford Bond HLS Fund                                        1,392,946,026    85,319,925   109,998,545
       Hartford Money Market HLS Fund                                1,713,118,982   164,274,437   155,689,028

4.Proposal to reorganize certain funds from Maryland corporations into new series of Hartford Series Fund, Inc.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Index HLS Fund                                         662,946,777    23,111,393    44,779,457
       Hartford Advisers HLS Fund                                    4,963,034,753   162,452,872   320,279,838
       Hartford Bond HLS Fund                                        1,430,633,955    56,137,806   101,492,736
       Hartford Money Market HLS Fund                                1,770,203,936   120,912,942   141,965,568

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     A) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.